Exhibit 10.2

EXECUTION COPY

SPIRIT MASTER FUNDING, LLC

as Issuer,

and

EACH JOINING PARTY

each, as Issuer,

SPIRIT FINANCE CORPORATION

as Property Manager and Special Servicer

and

MIDLAND LOAN SERVICES, INC.

as Back-Up Manager

AMENDED AND RESTATED

PROPERTY MANAGEMENT AND SERVICING AGREEMENT

Dated as of March 17, 2006

Net-Lease Mortgage Notes

TABLE OF CONTENTS

		Page
ARTICLE I DEFINITIONS		1

Section 1.01.	Defined Terms	1
Section 1.02.	Other Definitional Provisions	28
Section 1.03.	Certain Calculations in Respect of the Leases and the Mortgage Loans	29
Section 1.04.	Fee Calculations; Interest Calculations	30

ARTICLE II REPRESENTATIONS AND WARRANTIES; RECORDINGS AND FILINGS; BOOKS AND RECORDS; DEFECT, BREACH, CURE, REPURCHASE AND SUBSTITUTION; FINANCIAL COVENANTS		31

Section 2.01.	Representations and Warranties of Spirit Finance and the Back-Up Manager	31
Section 2.02.	Representations and Warranties of the Issuers	34
Section 2.03.	Recordings and Filings; Books and Records	35
Section 2.04.	Repurchase or Transfer for Collateral Defects and Breaches of Representations and Warranties	37
Section 2.05.	Non-Petition Agreement	39

ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGED PROPERTIES AND LEASES		40

Section 3.01.	Administration of the Mortgaged Properties, Leases and Mortgage Loans	40
Section 3.02.	Collection of Lease Payments and Loan Payments; Lockbox Accounts; Lockbox Transfer Accounts	41
Section 3.03.	Collection of Real Estate Taxes and Insurance Premiums; Servicing Accounts; Property Protection Advances; Emergency Property Expenses	42
Section 3.04.	Collection Account; Release Account	46
Section 3.05.	Withdrawals From the Collection Account and the Release Account	48
Section 3.06.	Investment of Funds in the Collection Account and the Release Account	49
Section 3.07.	Maintenance of Insurance Policies; Errors and Omissions and Fidelity Coverage	50
Section 3.08.	Enforcement of Alienation Clauses; Consent to Assignment	53
Section 3.09.	Realization Upon Specially Serviced Assets	54
Section 3.10.	Issuers, Custodian and Indenture Trustee to Cooperate; Release of Lease Files and Loan Files	57
Section 3.11.	Servicing Compensation; Interest on Property Protection Advances	58
Section 3.12.	Property Inspections; Collection of Financial Statements; Delivery of Certain Reports	61
Section 3.13.	Annual Statement as to Compliance	62

EXHIBITS

EXHIBIT A-l	MORTGAGED PROPERTY SCHEDULE

EXHIBIT A-2	MORTGAGE LOAN SCHEDULE

EXHIBIT B	FORM OF REQUEST FOR RELEASE — PROPERTY MANAGER

EXHIBIT C	FORM OF REQUEST FOR RELEASE — SPECIAL SERVICER

EXHIBIT D	FORM OF LIMITED POWERS OF ATTORNEY FROM ISSUER OR INDENTURE TRUSTEE

EXHIBIT E	CALCULATION OF FIXED CHARGE COVERAGE RATIOS

EXHIBIT F	FORM OF DETERMINATION DATE REPORT

EXHIBIT G	FORM OF JOINDER AGREEMENT

EXHIBIT H	SCHEDULE OF MORTGAGE LOANS AND LEASES SUBJECT TO INSURER NOTICE AND CONSENT

EXHIBIT I	INDENTURE

This AMENDED AND RESTATED PROPERTY MANAGEMENT AND SERVICING AGREEMENT, dated as of March 17, 2006 (this “Agreement”) is made among Spirit Master Funding, LLC, as an issuer (an “Issuer”), each Joining Party, each as an issuer (each, an “Issuer”), Spirit Finance Corporation (“Spirit Finance”), as property manager and special servicer (together with its successors in such capacities, the “Property Manager” and “Special Servicer,” respectively), and Midland Loan Services, Inc., as Back-Up Manager (together with its successors in such capacity, the “Back-Up Manager”).

PRELIMINARY STATEMENT

As of each Series Closing Date, the Issuers own the Mortgaged Properties and related Leases as indicated on Exhibit A-l and the Mortgage Loans as indicated on Exhibit A-2. Spirit Finance has agreed to provide property management services with respect to the Mortgaged Properties and to service the Leases and the Mortgage Loans. Upon the issuance of each Series of Notes under the Indenture, each of the Issuers will pledge its right, title and interest in and to the Mortgaged Properties, Leases and Mortgage Loans owned by it to the Indenture Trustee as security for the indebtedness evidenced by the Indenture and each Series of Notes issued under the Indenture and for payment of amounts owed to each respective Insurer under each Insurance Agreement and the Indenture.

ARTICLE I

DEFINITIONS

Section 1.01. Defined Terms.

Whenever used in this Agreement, including in the Preliminary Statement, the words and phrases set forth below, unless the context otherwise requires, shall have the meanings specified in this Section 1.01. Capitalized terms used in this Agreement, including the Preliminary Statement, and not defined herein, unless the context otherwise requires, shall have the respective meanings specified in Section 1.01 of the Indenture (as defined below).

“30/360 Basis”: The accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Account Control Agreement”: An agreement with respect to a deposit account or a securities account, in form and substance satisfactory to each Insurer and the Indenture Trustee, pursuant to which the institution at which such account is maintained agrees to follow the instructions or entitlement orders, as the case may be, of the Indenture Trustee with respect thereto.

“Additional Servicing Compensation”: Property Manager Additional Servicing Compensation and Special Servicer Additional Servicing Compensation.

“Advance Interest”: Interest accrued on any Property Protection Advance at the Reimbursement Rate and payable to the Property Manager or the Back-Up Manager, as the case may be. each in accordance with Section 3.11(e).

“Affiliate”: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement”: This Amended and Restated Property Management and Servicing Agreement and all amendments hereof and supplements hereto.

“Aggregate Collateral Value”: On any date of determination, the sum of the Collateral Values of the Mortgage Loans and Mortgaged Properties (that do not otherwise secure Mortgage Loans) that are included in the Collateral Pool.

“Aggregate Note Principal Balance”: For any date of determination, and any Series, the sum of the Class Principal Balances of each Class of Notes of such Series.

“Aggregate Series Principal Balance”: On any date of determination, the sum of the Aggregate Note Principal Balances of each Series, in each case after giving effect to any payments of principal on such date.

“Allocated Collateral Amount”: For any Mortgage Loan or Mortgaged Property (that does not otherwise secure a Mortgage Loan) at any time, the product of (i) the Collateral Value of such Mortgage Loan or Mortgaged Property, as applicable, multiplied by (ii) a fraction, the numerator of which is the Aggregate Series Principal Balance at such time and the denominator of which is the Aggregate Collateral Value.

“Appraised Value”: For any Mortgaged Property included in the Collateral Pool or securing a Mortgage Loan included in the Collateral Pool as of a Series Closing Date, an appraised value determined pursuant to an independent MAI appraisal in accordance with the Uniform Standards of Professional Appraisal Practice and which takes into account the leased fee value of the related buildings and land of such Mortgaged Property, consistent with industry standards, and excludes the value of equipment and other tangible personal property and business enterprise value, and (1) with respect to any Mortgage Loan included in the Collateral Pool as of such Series Closing Date, is the most recent full narrative (complete summary) or limited scope (limited restricted) MAI appraisal obtained by the Property Manager with respect to the related Mortgaged Property, (2) with respect to any Mortgaged Property included in the Collateral Pool as of such Series Closing Date, is the most recent full narrative (complete summary) or limited scope (limited restricted) MAI appraisal obtained by the Property Manager with respect to such Mortgaged Property, (3) with respect to any Qualified Substitute Mortgage Loan or Qualified Substitute Mortgaged Property, is either (a) a full narrative (complete summary) MAI appraisal or (b) with respect to a related Mortgaged Property operated within the Restaurant Business Sector (as defined in the Indenture), a limited scope (limited restricted) MAI appraisal obtained within 12 months prior to the date such Qualified Substitute Mortgage Loan or Qualified Substitute Mortgaged Property is pledged as part of the Collateral Pool, or (4) at any time subsequent to such Series Closing Date, in accordance with the Servicing Standard, the Property Manager or Special Servicer determines that obtaining a new Appraised Value is necessary, a full narrative (complete summary) or, with respect to a related Mortgaged Property operated within the Restaurant Business Sector, limited scope (limited restricted) MAI appraisal obtained by the Property Manager or the Special Servicer with respect to such Mortgaged Property.

“Asset File”: A Loan File or a Lease File, as the context requires.

“Assignment of Leases”: With respect to any Mortgage Loan, any assignment of leases, rents and profits or similar document or instrument executed by the Borrower in connection with the origination or subsequent modification or amendment of the related Mortgage Loan.

“Authorized Officer”: With respect to an Issuer, any person who is authorized to act for such Issuer and who is identified on the list delivered by such Issuer to the Indenture Trustee on each Series Closing Date (as such list may be modified or supplemented from time to time thereafter). With respect to an Insurer, the president, any vice president, or any other officer customarily performing functions similar to those performed by the persons who at the time shall be such officers.

“Available Amount”: The Available Amount on any Payment Date will consist of the aggregate of all amounts received in respect of the Collateral Pool during the immediately preceding Collection Period and on deposit in the Collection Account on the immediately preceding Determination Date, including amounts earned, if any, on the investment of funds on deposit in the Collection Account and the Release Account during the immediately preceding Collection Period, Unscheduled Proceeds, amounts received on account of payments under any Guaranties, and any amounts received on account of payments under the Performance Undertakings and the Environmental Indemnity Agreements, and upon the termination of any Sweep Period, any amounts released from the Cashflow Coverage Reserve Account, but excluding (i) amounts on deposit in the Release Account and not transferred to the Collection Account for such Payment Date, (ii) the amount of any collections allocated to Companion Loans, if any, as provided in the applicable Pari Passu Co-Lender Agreements, (iii) the amount of any Additional Servicing Compensation, (iv) amounts received on account of Excess Cashflow (so long as no Early Amortization Event has occurred and is continuing), (v) amounts withdrawn from the Collection Account to reimburse the Property Manager or the Back-Up Manager, as applicable, for any unreimbursed Property Protection Advances (plus Advance Interest thereon) and to pay the Property Management Fee, the Back-Up Fee, any Special Servicing Fee, Workout Fees or Liquidation Fees and any Emergency Property Expenses, (vi) amounts required to be paid by the applicable Issuer as the lessor under the related Leases in respect of sales taxes, (vii) any amount received from a Tenant or Borrower as reimbursement for any cost paid by or on behalf of the applicable Issuer as lessor or lender under a related Lease or Mortgage Loan, as applicable, and (viii) any amounts collected by or on behalf of the Issuer and held in escrow or impound as lender or lessor to pay future obligations due under a Mortgage Loan or Lease, as applicable.

“Average Cashflow Coverage Ratio”: On any date of determination, the average of the Cashflow Coverage Ratios for the Determination Dates for the Collection Period most recently ended and each of the two Collection Periods immediately preceding such Collection Period; provided, however, that until the occurrence of the third Determination Date after the most recent Series Closing Date, the Average Cashflow Coverage Ratio shall be the average of the Cashflow Coverage Ratios for the Determination Dates for all Collection Periods ended since such Series Closing Date.

“Back-Up Fee”: With respect to each Mortgage Loan and each Lease, the fee payable to the Back-Up Manager pursuant to Section 3.11(h).

“Back-Up Fee Rate”: With respect to each Mortgage Loan and each Mortgaged Property, a fixed percentage rate equal to 0.005% per annum.

“Back-Up Manager”: Midland Loan Services, Inc., a Delaware corporation, or its successor in interest.

“Back-Up Servicing Transfer Date”: As defined in Section 6.02(b).

“Balloon Loan”: Mortgage Loans which have substantial payments of principal due at their stated maturities.

“Bankruptcy Code”: The federal Bankruptcy Code of 1978, Title 11 of the United States Code, as amended from time to time.

“Borrower”: The obligor or obligors on a Mortgage Note, including any Person that has acquired the related Collateral and assumed the obligations of the original Obligor under the Mortgage Note.

“Business Day”: Any day other than a Saturday, a Sunday or a day on which banking institutions are authorized or obligated by law or executive order to remain closed in New York, New York, Scottsdale, Arizona, or any other city in which is located the principal office of an Issuer, the Primary Servicing Office of the Property Manager or the Special Servicer or the Indenture Trustee’s Office.

“Cashflow Coverage Ratio”: With respect to any Determination Date and the Collateral Pool, the ratio, expressed as a fraction, the numerator of which is the sum of the Monthly Loan Payments and the Monthly Lease Payments received during the Collection Period ending on the related Determination Date, plus any income earned from the investment of funds on deposit in the Collection Account and the Release Account in Permitted Investments during the immediately preceding Collection Period, plus any net payments due to any Issuer under the applicable hedge agreements for any Series of Notes for the related Payment Date and received during the Collection Period ending on the related Determination Date, and the denominator of which is the Total Debt Service for such Determination Date.

“Cashflow Coverage Reserve Account”: As defined in the Indenture.

“CERCLA”: The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

“Change of Control”: Either the acquisition of the beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of 35% or more of the common stock of Spirit Finance by a single Person or group of related Persons or the sale of all or substantially all of the assets of Spirit Finance.

“Class Principal Balance”: As defined in the Indenture.

“Code”: The Internal Revenue Code of 1986, as amended.

“Collateral”: As defined in the Indenture.

“Collateral Agent”: As defined in the Indenture.

“Collateral Defect”: As defined in Section 2.04(a).

“Collateral Pool”: As defined in the Indenture.

“Collateral Value”: As defined in the Indenture.

“Collection Account”: The segregated account or accounts created and maintained by the Property Manager in the name of the Indenture Trustee, held on behalf of the Noteholders, for the collection of payments on the Mortgage Loans and Leases.

“Collection Account Agreement”: As defined in Section 3.04(a).

“Collection Account Bank”: As defined in Section 3.04(a).

“Collection Period”: With respect to any Payment Date, the period commencing immediately after the Determination Date in the month preceding the month in which such Payment Date occurs (or, in the case of the initial Payment Date with respect to any Series of Notes, commencing on the applicable Series Closing Date) and ending with the Determination Date related to such Payment Date.

“Companion Loans”: A mortgage loan secured by a Mortgaged Property held, on a pari passu basis with the applicable Issuer, by parties other than such Issuer.

“Condemnation Proceeds”: All proceeds received in connection with the condemnation of, or granting an easement on, any Mortgaged Property other than proceeds applied to the restoration of such Mortgaged Property or released to the related Tenant or Borrower in accordance with the Servicing Standard.

“Control Person”: With respect to any Person, anyone that constitutes a “controlling person” of such Person within the meaning of the Securities Act of 1933, as amended.

“Controlling Party”: As defined in the Indenture.

“Corrected Lease”: Any Lease that had been a Specially Serviced Lease but with respect to which (a) as of the date of determination, no circumstance identified in clauses (a) through (e) of the definition of the term “Specially Serviced Lease” then exists and (b) one or more of the following as are applicable occur:

(i)	with respect to the circumstances described in clause (a) of the definition of the term “Specially Serviced Lease”, the related Tenant has made three consecutive full and timely Monthly Lease Payments under the terms of such Lease (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Tenant or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer) or such Lease has been terminated and the related Mortgaged Property has been re-leased;

(ii)	with respect to the circumstances described in clauses (b) or (c) of the definition of the term “Specially Serviced Lease”, such circumstances cease to exist in the good faith and reasonable judgment of the Special Servicer;

(iii)	with respect to the circumstances described in clause (d) of the definition of the term “Specially Serviced Lease”, such default is cured; and

(iv)	with respect to the circumstances described in clause (e) of the definition of the term “Specially Serviced Lease”, such proceedings are terminated.

“Corrected Mortgage Loan”: Any Mortgage Loan that had been a Specially Serviced Mortgage Loan but with respect to which (a) as of the date of determination, no circumstance identified in clauses (a) through (e) of the definition of the term “Specially Serviced Mortgage Loan” then exists and (b) one or more of the following as are applicable occur:

(i)	with respect to the circumstances described in clause (a) of the definition of the term “Specially Serviced Mortgage Loan”, the related Borrower has made three consecutive full and timely Monthly Loan Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Borrower or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer) or such Mortgage Loan has been terminated and the related Mortgaged Property has been re-leased;

(ii)	with respect to the circumstances described in clauses (b) or (c) of the definition of the term “Specially Serviced Mortgage Loan”, such circumstances cease to exist in the good faith and reasonable judgment of the Special Servicer;

(iii)	with respect to the circumstances described in clause (d) of the definition of the term “Specially Serviced Mortgage Loan”, such default is cured; and

(iv)	with respect to the circumstances described in clause (e) of the definition of the term “Specially Serviced Mortgage Loan”, such proceedings are terminated.

“Cure Party”: (i) With respect to any Mortgaged Property or Mortgage Loan acquired by the applicable Issuer pursuant to the Purchase and Sale Agreements or any Qualified Substitute Mortgage Loan or Qualified Substitute Mortgaged Property substituted for any such Mortgage Loan or Mortgaged Property by the applicable Originator, such Originator; (ii) with respect to any Mortgage Loan, Mortgaged Property, Qualified Substitute Mortgaged Property or Qualified Substitute Mortgage Loan acquired by the applicable Issuer from a third party, such Issuer; and (iii) with respect to the obligations of such Originator or such Issuer in the case of each of the foregoing clauses (i) and (ii), Spirit Finance in its capacity as Support Provider under the applicable Performance Undertaking.

“Custodian”: As defined in the Indenture.

“Custodian Inventory List”: As defined in the Custody Agreement.

“Custody Agreement”: The Amended and Restated Custody Agreement, dated as of March 17, 2006, among the Issuers, the Indenture Trustee and the Custodian, as the same may be amended from time to time.

“Default Interest”: With respect to any (i) Lease, any amounts collected thereon (other than late payments, late payment charges or amounts representing the Third Party Option Price paid by the related the Tenant) that represent penalty interest accrued at the rate specified in the related lease agreement and (ii) Mortgage Loan, any amounts collected thereon (other than late payments, late payment charges or Yield Maintenance Premiums) that represent penalty interest in excess of interest on the principal balance of such Mortgage Loan accrued at the related Interest Rate.

“Defaulted Asset”: Any Mortgage Loan or Lease included in the Collateral Pool, with respect to which a default (other than with respect to a Delinquent Asset) occurs that materially and adversely affects the interests of the applicable Issuer and that continues unremedied for the applicable grace period under the terms of such Mortgage Loan or Lease (or, if no grace period is specified, for 30 days).

“Defaulting Party”: As defined in Section 6.01(b).

“Deficiency”: As defined in Section 4.0l (c).

“Delinquent Asset”: Any Mortgage Loan or Lease included in the Collateral Pool (other than a Defaulted Asset), with respect to which any Monthly Loan Payment or Monthly Lease Payment, as applicable, becomes delinquent for 60 or more consecutive days.

“Determination Date”: With respect to any Payment Date, the 7th day of the month in which such Payment Date occurs or, if such 7th day is not a Business Day, the Business Day immediately succeeding such 7th day.

“Determination Date Report”: As defined in Section 4.01(a).

“Due Date”: With respect to any Mortgage Loan or Lease, the day of each calendar month on which the Monthly Loan Payment or Monthly Lease Payment, as applicable, with respect thereto is due.

“Early Amortization Event”: As defined in the Indenture.

“Eligible Account”: Any of (i) a segregated account maintained with a federal-or state-chartered depository institution or trust company, the long-term deposit or long-term unsecured debt obligations of which (or of such institution’s parent holding company) are rated “A2” or better by Moody’s, “A” or better by each other Rating Agency other than S&P, and “AA-” or better by S&P, if the deposits are to be held in the account for more than 30 days, or the short-term deposit or short-term unsecured debt obligations of which (or of such institution’s parent holding company) are rated “P-l” by Moody’s, “F-l” by Fitch and “A-l” by S&P, if the deposits are to be held in the account for 30 days or less, in any event at any time funds are on deposit therein, (ii) a segregated trust account maintained with a federal- or state-chartered depository institution or trust company acting in its fiduciary capacity, which, in the case of a state-chartered depository institution or trust company is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 C.F.R. § 9.10(b), and which, in either case, has a combined capital and surplus of at least $50,000,000 and is subject to supervision or examination by federal or state authority, (iii) an account or accounts maintained with PNC Bank (A) so long as PNC Bank’s long-term unsecured debt rating shall be at least (x) “Al” by Moody’s and “A” by S&P (if the deposits are to be held in the account for more than 30 days) and (y) “A” by Fitch, or (B) so long as PNC’s short-term deposit or short-term unsecured debt rating shall be at least (x) “P-l” by Moody’s and “A-l” by S&P (if the deposits are to be held in the account for 30 days or less) and (y) “Fl” by Fitch, or (iv) any other account that is acceptable to the Rating Agencies and each Insurer (as evidenced by written confirmation from such Rating Agencies and each Insurer). Eligible Accounts may bear interest.

“Emergency Property Expenses”: As defined in Section 3.03(e).

“Environmental Indemnity Agreement”: As defined in the Indenture.

“Environmental Insurer”: Any Qualified Insurer that issues Environmental Policies relating to any of the Mortgage Loans or Mortgaged Properties.

“Environmental Policy”: Any insurance policy issued by an Environmental Insurer, together with any endorsements thereto, providing insurance coverage for losses, with respect to certain Mortgage Loans or Mortgaged Properties, caused by the presence of hazardous substances on, or the migration of hazardous substances from, the related Mortgaged Properties.

“Equipment Loan”: Any commercial equipment loan secured by equipment used in the operation of a Mortgaged Property and listed on the Mortgage Loan Schedule.

“Escrow Payment”: Any payment received by the Property Manager or the Special Servicer for the account of any Obligor or otherwise deposited in the Servicing Account for application toward the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items in respect of the related Mortgaged Property.

“Event of Default”: As defined in the Indenture.

“Excess Cashflow”: As defined in the Indenture.

“Exchange Act”: The Securities Exchange Act of 1934, as amended.

“Extraordinary Expense”: As defined in the Indenture.

“Fair Market Value”: With respect to any Mortgaged Property or Mortgage Loan secured by a Mortgaged Property, at any time, a price determined by the Property Manager (or by the Special Servicer with respect to a Specially Serviced Asset) in accordance with the Servicing Standard and Section 7.01(b).

“FDIC”: Federal Deposit Insurance Corporation or any successor.

“Financing Statement”: A financing statement either filed or recorded or in a form suitable for filing and recording under the Uniform Commercial Code.

“Fixed Charge Coverage Ratio” or “FCCR”: The fixed charge coverage ratio for a Tenant determined in accordance with the provisions of Exhibit E attached hereto.

“FNMA”: Federal National Mortgage Association or any successor.

“GAAP”: Generally accepted accounting principles as in effect in the United States, consistently applied, as of the date of such application.

“Grant”: As defined in the Indenture.

“Granting Clause”: The Granting Clause set forth in the Indenture.

“Ground Lease”: With respect to any Mortgaged Property, the lease agreement, if any, between the Ground Lessor thereof and the applicable Issuer with respect to the land comprising such Mortgaged Property.

“Ground Lessor”: The fee owner (or intermediate lessor) of the land with respect to any Mortgaged Property which is subject to a Ground Lease.

“Guaranty”: With respect to any Lease or Mortgage Loan, the guaranty, if any, related to such Lease or Mortgage Loan executed by an individual or an Affiliate or parent of the Tenant or Borrower, as applicable, in favor of the lessor or the lender, as applicable.

“Hazardous Materials”: As defined in the Indenture.

“Indenture”: The Amended and Restated Master Indenture, dated as of March 17, 2006, between the Issuers and the Indenture Trustee, relating to the issuance of the Notes, including all amendments and supplements thereto and any additional indenture between the Indenture Trustee and any Issuer.

“Indenture Trustee”: Citibank, N.A., a national banking association, in its capacity as indenture trustee under the Indenture, or its successor in interest or any successor indenture trustee appointed as provided in the Indenture.

“Indenture Trustee Fee”: As defined in the Indenture.

“Independent”: When used with respect to any specified Person, any such Person who (i) is in fact independent of the Issuers, the Issuer Members, the Indenture Trustee, the Property Manager, the Special Servicer and any and all of their respective Affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Issuers, the Issuer Members, the Indenture Trustee, the Property Manager, the Special Servicer or any of their respective Affiliates, and (iii) is not connected with the Issuers, the Issuer Members, the Indenture-Trustee, the Property-Manager, the Special Servicer or any of their respective Affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Issuers, the Issuer Members, the Indenture Trustee, the Property Manager, the Special Servicer or any of their respective Affiliates merely because such Person is the beneficial owner of 1% or less of any class of securities issued by any Issuer, any Issuer Member, the Indenture Trustee, the Property Manager, the Special Servicer or any of their respective Affiliates, as the case may be.

“Industry Group”: Any industry sector including, but not limited to the following: (a) the Retail Industry; (b) the Distribution Industry; and (c) the Services Industry. Additional Industry Groups may be indicated in the applicable Series Supplement.

“Initial Closing Date”: As defined in the Indenture.

“Initial Purchaser”: Any underwriter that is an initial purchaser of the Notes, as set forth in the applicable Series Supplement.

“Insurance Agreement”: With respect to any Series, as defined in the Indenture.

“Insurance Policy”: With respect to any Series of Notes, as defined in the Indenture.

“Insurer”: With respect to any Series of Notes, as defined in the Indenture.

“Insurer Default”: With respect to any Series of Notes, as defined in the Indenture.

“Interest Accrual Period”: With respect to each Due Date related to any Mortgage Loan, the period specified in the related Loan Documents.

“Interest Rate”: With respect to any Mortgage Loan, the annualized rate at which interest is scheduled (in the absence of a default) to accrue on such Mortgage Loan from time to time during any Interest Accrual Period in accordance with the related Mortgage Note and applicable law, as such rate may be modified in accordance with Section 3.19 or in connection with a bankruptcy, insolvency or similar proceeding involving the related Borrower.

“Interested Person”: The Issuers, the Issuer Members, the Property Manager, the Special Servicer, the Insurers, any holder of Notes or an Affiliate of any such Person.

“Issuer”: Each of Spirit Master Funding, LLC, a Delaware limited liability company, or its successor in interest, and any Joining Party or its successor in interest, as the context may require. References to a “related” or “applicable” Issuer shall refer to the Issuer that owns the Collateral being addressed.

“Issuer Member”: The holder of the LLC Interests, which with respect to Spirit Master Funding, LLC, on the date hereof, is Spirit Finance Acquisitions, LLC, a Delaware limited liability company; or its successor in interest and with respect to any Joining Party; as of the applicable Series Closing Date, shall be indicated in the applicable Joinder Agreement.

“Joinder Agreement”: With respect to any Series of Notes (other than the Series 2005-1 Notes), the Joinder Agreement, dated as of the applicable Series Closing Date, among the applicable Joining Party, the Property Manager, the Special Servicer and the Back-Up Manager, substantially in the form of Exhibit G attached hereto.

“Joining Party”: Any Spirit SPE, as indicated in the applicable Joinder Agreement.

“Land and Building Lease”: A lease pursuant to which land, buildings and other improvements are leased by a Tenant from the related land and building lessor.

“Lease”: Each lease listed on the Mortgaged Property Schedule from time to time. As used herein, the term “Lease” includes the related lease agreement and other documents contained in the related Lease File.

“Lease Documents”: Any related lease agreement, non-disturbance agreement, guaranty or other agreement or instrument, to the extent made for the benefit of the related Originator.

“Lease File”: As defined in the Custody Agreement.

“Lease Security Deposit”: As defined in Section 3.03(a).

“Lease Transfer Mortgaged Property”: As defined in Section 7.03.

“Liquidated Lease”: A Defaulted Asset that is a Lease with respect to which the related Mortgaged Property has been either re-leased or sold, or any Lease related to a Mortgaged Property purchased from the applicable Issuer or disposed of by such Issuer pursuant to an exchange, whether or not terminated because of a default by the Tenant.

“Liquidation Fee”: The fee payable to the Special Servicer pursuant to Section 3.11(g).

“Liquidation Fee Rate”: A percentage equal to 0.50%.

“Liquidation Proceeds”: All cash proceeds and all other amounts (other than Property Insurance Proceeds and REO Revenues) received by the applicable Issuer, the Property Manager, or the Special Servicer and retained in connection with the liquidation of any Mortgage Loan, Lease or Mortgaged Property relating to a Defaulted Asset; all cash proceeds from the purchase or substitution of any Removed Mortgaged Property as described herein other than to the extent deposited into the Release Account; and all cash proceeds from the purchase or substitution of any Removed Mortgaged Property transferred from the Release Account pursuant to Section 3.04(b).

“LLC Agreement”: With respect to the Series 2005-1, Notes, the applicable Issuer’s amended and restated limited liability company agreement dated as of May 20, 2005, as the same may be amended from time to time in accordance with the terms thereto. With respect to any Series of Notes (other than the Series 2005-1 Notes), the applicable Issuer’s limited liability company agreement as indicated in the applicable Joinder Agreement.

“LLC Interests”: The limited liability company interests issued pursuant to an LLC Agreement and held by the applicable Issuer Member.

“Loan Agreement”: The agreement pursuant to which a Mortgage Loan was made.

“Loan Documents”: With respect to each of the Mortgage Loans, the related Loan Agreement, if any, and Mortgage Note, and any related Mortgage, Ground Lease or Land and Building Lease, as applicable, Guaranty or other agreement or instrument, to the extent made for the benefit of the related lender or holder of the Mortgage Note.

“Loan File”: As defined in the Custody Agreement.

“Lockbox Account”: The account or accounts created and maintained pursuant to Section 3.02(b).

“Lockbox Account Bank”: As defined in Section 3.02(b).

“Lockbox Transfer Account”: The account or accounts created and maintained pursuant to Section 3.02(c).

“Lockbox Transfer Account Bank”: As defined in Section 3.02(c).

“MAI”: A designation signifying that the designee is a Member of the Appraisal Institute.

“Modified Collateral Detail and Realized Loss Report”: As defined in Section 4.01(c).

“Monthly Lease Payment”: With respect to any Lease (except as otherwise described in the Mortgaged Property Schedule), the fixed or “base” rent monthly lease payment that is actually payable by the related Tenant from time to time under the terms of such Lease (excluding any Percentage Rent), after giving effect to any provision of such Lease providing for periodic increases in such fixed or “base” rent by fixed percentages or dollar amounts or by percentages based on increases in the Consumer Price Index.

“Monthly Loan Payment”: With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan that is or would be, as the case may be, payable by the related Borrower on each Due Date under the terms of the related Mortgage Note as in effect on the applicable Series Closing Date or, if otherwise applicable, such date such Mortgage Loan was first included in the Collateral Pool, without regard to any subsequent change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Borrower or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.19, and assuming that each prior Monthly Loan Payment has been made in a timely manner.

“Moody’s”: Moody’s Investors Service, Inc.

“Mortgage”: With respect to any Mortgaged Property, a mortgage (or deed of trust or deed to secure debt), assignment of leases and rents, security agreement and fixture filing or similar document executed by the applicable Issuer or the related Borrower, as applicable, pursuant to which such Issuer or Borrower grants a lien on its interest in such Mortgaged Property in favor of the Collateral Agent or the initial lender of the related Mortgage Loan, as applicable.

“Mortgage Loan”: Each fixed- and adjustable-rate, monthly pay, first lien, commercial mortgage loan (including each Equipment Loan, as the context indicates), as listed on the Mortgage Loan Schedule and from time to time included in the Collateral Pool.

“Mortgage Loan Schedule”: The list of Mortgage Loans transferred to each Issuer as part of the Collateral Pool and attached hereto as Exhibit A-2 (as such list may be amended upon each Series Closing Date and each Transfer Date, and otherwise be amended from time to time in accordance with the Transaction Documents). Such list shall set forth the following information with respect to each Mortgaged Property:

(i)	the street address (including city, state and zip code) of the related Mortgaged Property;

(ii)	the related Issuer loan number and name of Borrower;

(iii)	the Appraised Value of the related Mortgaged Property; and

(iv)	the Mortgage Loan’s maturity date, if applicable.

“Mortgage Note”: The original executed note evidencing the indebtedness of a Borrower under a Mortgage Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

“Mortgaged Property”: Each parcel of real property listed on the Mortgaged Property Schedule and from tune to time included in the Collateral Pool and each parcel of real property securing a Mortgage Loan, including the buildings, structures, fixtures (to the extent not property of the related Tenant), additions, enlargements, extensions, modifications, repairs, replacements or improvements now or hereinafter erected or located on such parcel and appurtenant easements and other property rights relating thereto.

“Mortgaged Property Schedule”: The list of Mortgaged Properties and Leases transferred to each Issuer as part of the Collateral Pool and attached hereto as Exhibit A-l (as such list may be amended upon each Series Closing Date and each Transfer Date, and otherwise be amended from time to time in accordance with the Transaction Documents). Such list shall set forth the following information with respect to each Mortgaged Property:

(i)	the street address (including city, state and zip code) of the Mortgaged Property;

(ii)	the related Issuer lease number and name of Tenant;

(iii)	the Appraised Value; and

(iv)	the Lease’s final payment date.

“Net Default Interest”: With respect to any (i) Lease, any Default Interest collected thereon, net of any Advance Interest accrued on Property Protection Advances made in respect of such Lease and reimbursable from such Default Interest in accordance with Section 2.11 of the Indenture and (ii) Mortgage Loan, any Default Interest collected thereon, net of any Advance Interest accrued on Property Protection Advances made in respect of such Mortgage Loan and reimbursable from such Default Interest in accordance with Section 2.11 of the Indenture.

“Net Investment Earnings”: The amount by which the aggregate of all interest and other income realized during a Collection Period on funds held in the Collection Account and the Release Account, if any, exceeds the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of such funds in accordance with Section 3.06.

“Net Worth”: With respect to any Person, the excess of total assets of such Person, over total liabilities of such Person, adding back accumulated depreciation but excluding the impact of “other comprehensive income”, all as determined in accordance with GAAP.

“Nonrecoverable Property Protection Advance”: Any Property Protection Advance previously made or to be made in respect of a Lease or Mortgage Loan that, as determined by the Property Manager in accordance with the Servicing Standard and Section 3.03(f) (or, if applicable, the Back-Up Manager in its sole discretion in accordance with the Servicing Standard and Section 3.03(f)), will not be ultimately recoverable from late payments, Property Insurance Proceeds, Liquidation Proceeds or any other recovery on or in respect of such Lease and the related Mortgaged Property or such Mortgage Loan (including any Monthly Lease Payments in respect of any Lease added to the Collateral upon any re-leasing of the related Mortgaged Property).

“Note Registrar”: As defined in the Indenture.

“Notes”: As defined in the Indenture.

“Noteholders”: As defined in the Indenture.

“Obligor”: A Tenant or a Borrower, as the context requires.

“Officer’s Certificate”: A certificate signed by a Servicing Officer of the Property Manager or-the-Special Servicer or a Responsible Officer of the Indenture Trustee or the applicable Issuer Member on behalf of an Issuer, as the case may be, and with respect to any other Person, a certificate signed by the Chairman of the Board, the President, a Vice President or Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of such Person.

“Opinion of Counsel”: A written opinion of counsel (which shall be rendered by counsel that is Independent of the Issuers, the Issuer Members, the Indenture Trustee, the Property Manager and the Special Servicer) in form and substance reasonably acceptable to and delivered to the addressees thereof.

“Originators”: Collectively, each of Spirit Finance and its Affiliates which has sold one or more Mortgage Loans or Mortgaged Properties to an Issuer pursuant to a Purchase and Sale Agreement or otherwise.

“OTS”: The Office of Thrift Supervision or any successor thereto.

“Pari Passu Co-Lender Agreements”: Any co-lender agreement relating to any Issuer acquiring Pari Passu Loans secured by Mortgaged Properties that also secure Companion Loans held by parties other than such Issuer.

“Pari Passu Loans”: Mortgage Loans secured by Mortgaged Properties that also secure on a pari passu basis any Companion Loans.

“Participant”: The holder of a Participation Interest in any Participated Mortgage Loan.

“Participant Distribution Account”: Any separate account or accounts created and maintained by the Participant and held on behalf of the related Participant for pari passu payments due to the Participant.

“Participated Mortgage Loan”: Each Mortgage Loan that is subject to a Participation Interest.

“Participation Agreement”: A pari passu participation agreement, if any, between the applicable Issuer or the related Originator, as the initial noteholder, and the Participant creating a Participation Interest in each Participated Mortgage Loan, as amended, restated or otherwise supplemented from time to time.

“Participation Interest”: A participation interest in a Participated Mortgage Loan created pursuant to a Participation Agreement.

“Participation Interest Principal Balance”: With respect to any Participation Interest at any date of determination, (a) the principal balance of such Participation Interest minus (b) the sum of (i) the principal portion of each Monthly Loan Payment due on the related Participated Mortgage Loan prior to such date of determination, if received from the related Borrower and allocable to the related Participant, (ii) all voluntary and involuntary principal prepayments and other unscheduled collections of principal received with respect to the related Participated Mortgage Loan and allocable to the related Participant, (iii) any adjustment thereto as a result of a reduction of principal by a bankruptcy court or as a result of a modification reducing the principal amount due on the related Participated Mortgage Loan to the extent allocable to the Participant, and (iv) the principal portion of any realized loss attributable to such Participation Interest.

“Participation Interest Servicing Fee”: With respect to any Participation Interest, the portion of the servicing fees payable in respect of such Participation Interest.

“Payment Account”: The segregated trust account established by the Indenture Trustee under the Indenture and designated as the “Payment Account” thereunder.

“Payment Date”: As defined in the Indenture.

“Payoff Amount”: An amount equal to the Collateral Value of any Mortgage Loan or Mortgaged Property, as applicable, plus any due and unpaid Monthly Loan Payment(s) or Monthly Lease Payment(s), as applicable, and any unreimbursed Property Protection Advances (plus Advance Interest thereon), Emergency Property Expenses, Liquidation Fees, Special Servicing Fees and Extraordinary Expenses, in each case related to such Mortgage Loan or Mortgaged Property or the related Lease.

“Percentage Rent”: With respect to any Lease, the rent thereunder, if any, calculated as a percentage of the total sales generated by the related Tenant at the related Mortgaged Property in excess of (or in lieu of, as applicable) the Monthly Lease Payments as provided in the applicable Lease.

“Performance Undertaking”: As defined in the Indenture.

“Permitted Investments”: Any one or more of the following obligations or securities:

(i)	direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality thereof; provided, that such obligations are backed by the full faith and credit of the United States of America and have a predetermined, fixed amount of principal due at maturity (that cannot vary or change) and that each such obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

(ii)	obligations of the following agencies or instrumentalities of the United States of America: the Export-Import Bank, the Farm Credit System Financial Assistance Corporation, the Rural Economic Community Development Administration, the General Services Administration, the U.S. Maritime Administration, the Small Business Administration, the Government National Mortgage Association, the U.S. Department of Housing & Urban Development, the Federal Housing Administration and the Federal Financing Bank; provided, that such obligations are backed by the full faith and credit of the United States of America, have a predetermined, fixed amount of principal due at maturity (that cannot vary or change) and do not have an “r” highlight attached to any rating and that each such obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

(iii)	direct obligations of the following agencies or instrumentalities of the United States of America that are not backed by the full faith and credit of the United States: the Resolution Funding Corporation, the Federal Home Loan Bank System (senior debt obligations only), the Federal National Mortgage Association (senior debt obligations rated “Aaa” by Moody’s and “AAA” by S&P only) or the Federal Home Loan Mortgage Corporation (senior debt obligations rated “Aaa” by Moody’s and “AAA” by S&P only); provided, that such obligations have a predetermined amount of principal due at maturity (that cannot vary or change) and do not have an “r” highlight attached to any rating and that each such obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

(iv)

uncertificated certificates of deposit, time deposits and bankers’ acceptances having maturities of not more than 360 days, of any bank or trust company organized under the laws of the United States of America or any state thereof; provided, that such items are rated in the highest short-term debt rating category of each Rating Agency or such lower rating (with the prior written consent of each Insurer) as will not result in a qualification, downgrading or withdrawal of the rating then assigned to the

Notes by any Rating Agency without giving effect to any Insurance Policy (as evidenced in writing by each Rating Agency), do not have an “r” highlight affixed to its rating and have a predetermined fixed amount of principal due at maturity (that cannot vary or change);

(v)	commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States of America or any state thereof (or of any corporation not so incorporated; provided, that the commercial paper is denominated in United States dollars and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction) that is rated in the highest short-term debt rating category of each Rating Agency or such lower rating (with the prior written consent of each Insurer) as will not result in a qualification, downgrading or withdrawal of the rating then assigned to the Notes by any Rating Agency without giving effect to any Insurance Policy (as evidenced in writing by each Rating Agency), does not have an “r” highlight affixed to its rating, has a predetermined fixed amount of principal due at maturity (that cannot vary or change) and has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread, or any demand notes that constitute vehicles for commercial paper rated in the highest unsecured commercial or finance company paper rating category of each Rating Agency;

(vi)	units of money market funds that have as one of their investment objectives the maintenance of a constant net asset value and that are rated in the highest applicable rating category of each Rating Agency or such lower rating (with the prior written consent of each Insurer) as will not result in a qualification, downgrading or withdrawal of the rating then assigned to the Notes by any Rating Agency without giving effect to any Insurance Policy (as evidenced in writing by each Rating Agency); and

(vii)	any other obligation or security acceptable to each Rating Agency and each Insurer, which will not result in a qualification, downgrading or withdrawal of the rating then assigned to the Notes by any Rating Agency without giving effect to any Insurance Policy (as evidenced in writing by each Rating Agency);

provided, that (1) no investment described hereunder shall evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations, (2) no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity (that cannot vary or change) and (3) such Permitted Investments are either (x) at all times available or (y) mature prior to the immediately succeeding Payment Date.

“Person”: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, estate, unincorporated organization or government or any agency, instrumentality or political subdivision of any government.

“Primary Servicing Office”: The office of the Property Manager or the Special Servicer, as the context may require, that is primarily responsible for such party’s servicing obligations hereunder.

“Principal Prepayment”: Any payment of principal voluntarily made by the Borrower on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest (without regard to any Yield Maintenance Premium that may have been collected) representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

“Prime Rate”: The “prime rate” published in the “Money Rates” section of The Wall Street Journal, as such “prime rate” may change from time to time. If The Wall Street Journal ceases to publish the “prime rate,” then the Indenture Trustee shall select an equivalent publication that publishes such “prime rate”; and if such “prime rate” is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then the Indenture Trustee shall select a comparable interest rate index. In either case, such selection shall be made by the Indenture Trustee in its sole discretion and the Indenture Trustee shall notify the Property Manager and the Special Servicer in writing of its selection.

“Property Insurance Policy”: With respect to any Mortgage Loan and/or Mortgaged Property, any hazard insurance policy, flood insurance policy, title policy, Environmental Policy, residual value insurance policy or other insurance policy that is maintained from time to time in respect of such Mortgage Loan and/or Mortgaged Property (including, without limitation, any blanket insurance policy maintained by or on behalf of the applicable Issuer).

“Property Insurance Proceeds”: All proceeds received under any Property Insurance Policy that provides coverage with respect to any Mortgaged Property or the related Mortgage Loan, if applicable.

“Property Management Fee”: With respect to each Mortgage Loan and each Mortgaged Property owned by the Issuer, the fee payable to the Property Manager pursuant to Section 3.11(a).

“Property Management Fee Rate”: With respect to each Mortgage Loan and each Lease, a fixed percentage rate equal to 0.25% per annum.

“Property Manager”: Spirit Finance, in its capacity as property manager under this Agreement, or any successor property manager appointed as herein provided.

“Property Manager Additional Servicing Compensation”: As defined in Section 3.11(b).

“Property Protection Advances”: With respect to the Leases, the Mortgage Loans and the Mortgaged Properties:

(i) All customary, reasonable and necessary out-of-pocket costs and expenses incurred by the Property Manager (or, if applicable, the Back-Up Manager), in connection with servicing the Leases, the Mortgaged Properties and the Mortgage Loans, in accordance with the Servicing Standard and this Agreement, for the purpose of paying real estate taxes, premiums on Property Insurance Policies (not already paid pursuant to Section 2.11 of the Indenture, as confirmed by the applicable Issuers) and other amounts necessary to preserve or maintain the security interest and lien of the Indenture Trustee in, and value of, each related Mortgaged Property (including any costs and expenses necessary to re-lease such Mortgaged Property), Lease or Mortgage Loan (including costs and expenses related to collection efforts).

(ii) All customary, reasonable and necessary out-of-pocket costs and expenses incurred by the Property Manager, the Back-Up Manager or Special Servicer in connection with the servicing of a Mortgage Loan after a default, delinquency or other unanticipated event, or in connection with the administration of any REO Property, including, but not limited to, the cost of (a) compliance with the obligations of the Property Manager or the Special Servicer set forth in Sections 2.04(c), 3.03(c) and 3.17(b), (b) the preservation, insurance, restoration, protection and management of any Collateral, including the cost of any “force placed” insurance policy purchased by the Property Manager to the extent such cost is allocable to a particular item of Collateral that the Property Manager is required to cause to be insured pursuant to Section 3.07(a), (c) obtaining any Liquidation Proceeds (insofar as such Liquidation Proceeds are of the nature described in the definition thereof) or Property Insurance Proceeds in respect of any Collateral or REO Property, (d) any enforcement of judicial proceedings with respect to any Collateral, including foreclosures, and (e) the operation, management, maintenance and liquidation of any REO Property. Notwithstanding anything to the contrary, “Property Protection Advances” shall not include allocable overhead of the Property Manager or the Special Servicer, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses.

“Property Protection Event”: With respect to any Mortgaged Property, a “Property Protection Event” will occur upon the making of any Property Protection Advance (other than as required in connection with the sale or re-leasing of such Mortgaged Property) with respect to such Mortgaged Property by the Property Manager or the Back-Up Manager, as applicable, in an amount which, when added to the amount of all Property Protection Advances previously made with respect to such Mortgaged Property, exceeds the difference between (a) the Fair Market Value of such Mortgaged Property at the time of such proposed Property Protection Advance and (b) 30% of the Collateral Value of such Mortgaged Property.

“Purchase and Sale Agreements”: As defined in the Indenture.

“Purchase Option Deficiency”: An amount equal to the deficiency, if any, between 125% of the Allocated Collateral Amount of a Mortgaged Property released in connection with a Third Party Purchase Option and the related Third Party Option Price for such Mortgaged Property.

“Purchase Premium”: As defined in Section 7.0l(c).

“Qualified Insurer”: An insurance company or security or bonding company qualified to write the related Property Insurance Policy in the relevant jurisdiction.

“Qualified Substitute Mortgage Loan”: Any commercial real estate loan acquired by the applicable Issuer in substitution for a Released Mortgage Loan or with the proceeds (or a portion thereof) from the sale of a Released Mortgage Loan and which, as of the date of the acquisition thereof, (i) is secured by a Qualified Substitute Mortgaged Property, (ii) has an unpaid principal balance not less than the unpaid principal balance of the Released Mortgage Loan, (iii) has an Interest Rate not more than one percentage point less than such Released Mortgage Loan, (iv) complies with all of the representations and warranties originally made with respect to such Released Mortgage Loan under the Indenture (with each date therein referring to the date of substitution), except to the extent the applicable Insurer, in its sole discretion, otherwise consents and 20 days’ prior written notice is given to the Rating Agencies, (v) pays interest and, if applicable, principal, on a monthly basis, (vi) has been approved in writing by the Support Provider, (vii) has a maturity date that is not more than one year earlier than the related Released Mortgage Loan, (viii) if such Released Mortgage Loan is a Balloon Loan, has a balloon payment that is not more than 10% larger than such Released Mortgage Loan’s balloon payment and (ix) has been approved in writing by the Series 2005-1 Insurer. If one or more of the foregoing criteria are not met, such substitute commercial mortgage loan will be a Qualified Substitute Mortgage Loan if the Special Servicer considers the substitution of such substitute commercial mortgage loan to be in the best interest of the Noteholders and the Series 2005-1 Insurer so consents.

“Qualified Substitute Mortgaged Property”: Any commercial real estate property acquired by the applicable Issuer in substitution for a Released Mortgaged Property or with the proceeds (or a portion thereof) from the sale of a Released Mortgaged Property and which, as of the date of the acquisition thereof, (i) has a Fair Market Value that, when combined with the Fair Market Value of all other Qualified Substitute Mortgaged Properties to be acquired by such Issuer in exchange for or with the proceeds from such Released Mortgaged Property and all cash payments in addition thereto, is equal to or greater than the Fair Market Value of such Released Mortgaged Property, (ii) has a Collateral Value that, when combined with the Collateral Values of all other Qualified Substitute Mortgaged Properties to be acquired by such Issuer in exchange for or with the proceeds from such Released Mortgaged Property and all cash payments in addition thereto, is equal to or greater than the Collateral Value of such Released Mortgaged Property, (iii) complies with all of the representations and warranties originally made with respect to such Released Mortgaged Property under the Indenture (with each date therein referring to the date of substitution), except to the extent the applicable Insurer, in its sole discretion, otherwise consents and 20 days’ prior written notice is given to the Rating Agencies, (iv) is leased to a Tenant who leased such Released Mortgaged Property, or to a different Tenant whose FCCR is greater than or equal to the greater of the then-current FCCR and the FCCR at the applicable Series Closing Date of the Tenant who previously leased such Released Mortgaged Property, (v) has, together with all other Qualified Substitute Mortgaged Properties to be acquired by such Issuer in exchange for or with the proceeds from such Released Mortgaged Property, the same or greater aggregate Monthly Lease Payment as the Released Mortgaged

Property, (vi) is leased pursuant to a Lease the term of which equals or exceeds the remaining term of the Lease of the Released Mortgaged Property, (vii) if the tenant thereof or any third party has an option to purchase such Qualified Substitute Mortgaged Property, the contractual amount of such option price is no less than what the Allocated Collateral Amount of such Qualified Substitute Mortgaged Property would be after giving effect to the substitution of such Mortgaged Property, (viii) has been approved in writing by the Support Provider, (ix) has been approved in writing by the Series 2005-1 Insurer and (x) is leased pursuant to a “triple net” lease. If one or more of the foregoing criteria are not met, such substitute commercial real estate property will be a Qualified Substitute Mortgaged Property if the Special Servicer considers the substitution of such substitute commercial real estate property to be in the best interest of the Noteholders, the Series 2005-1 Insurer so consents and subject to at least ten (10) Business Days notification to the Rating Agencies.

“Rating Agency”: As defined in the Indenture.

“Rating Condition”: As defined in the Indenture.

“Reimbursement Rate”: The rate per annum applicable to the accrual of Advance Interest, which rate per annum is equal to the Prime Rate.

“Release”: As defined in Section 7.01(a).

“Release Account”: The segregated account established and maintained by the Indenture Trustee on behalf of the Noteholders and the Issuers.

“Release Price”: As defined in Section 7.01(b).

“Released Mortgage Loan”: As defined in Section 7.01(a).

“Released Mortgaged Property”: As defined in Section 7.01(a).

“Remittance Date”: The Business Day preceding each Payment Date.

“Removed Mortgaged Property”: Each Third Party Option Mortgaged Property and each Lease Transfer Mortgaged Property, released at any time from the lien of the Indenture.

“Rent-to-Sales Ratio”: With respect to any Lease, a ratio, expressed as a percentage, (i) the numerator of which is the total Monthly Lease Payments required to be made pursuant to such Lease during the period described in the following clause (ii), and (ii) the denominator of which is the aggregate amount of sales generated by the related Tenant at such Mortgaged Property during the last consecutive 12 month period for which such figures are available (or, if sales figures are not available for any 12 month period, annualized sales based on the most recent information provided).

“REO Acquisition”: The acquisition of any REO Property pursuant to Section 3.09.

“REO Disposition”: The sale or other disposition of any REO Property pursuant to Section 3.18.

“REO Property”: A Mortgaged Property acquired by or on behalf of the Indenture Trustee through foreclosure, acceptance of a deed-in-lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Mortgage Loan.

“REO Revenues”: All income, rents, profits and proceeds derived from the ownership, operation or leasing of any REO Property.

“Request for Release”: A request signed by a Servicing Officer, as applicable, of the Property Manager in the form of Exhibit B attached hereto or of the Special Servicer in the form of Exhibit C attached hereto.

“Requisite Global Majority”: As defined in the Indenture.

“Responsible Officer”: When used with respect to any Issuer Member or the Indenture Trustee, any officer of such Issuer Member or the Indenture Trustee, as the case may be (and, in the case of the Indenture Trustee, assigned to its Corporate Trust Services Group and customarily performing functions with respect to corporate trust matters), and with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of this Agreement.

When used with respect to the Property Manager, the Back-Up Manager or the Special Servicer, any officer or employee involved in or responsible for the administration or servicing of the Mortgage Loans, Leases or Mortgaged Properties under this Agreement and whose name and specimen signature appear on a list prepared by each party and delivered to the other party, as such list may be amended from time to time by either party.

“Restaurant Concept”: With respect to single tenant, operationally essential properties operated within the Restaurant Business Sector, any chain of properties that share substantially the same characteristics.

“S&P”: Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

“Series”: Pursuant to the terms of the Indenture, any series of Notes, each of which is secured on a specified pro rata basis by the Collateral Pool, issuable by the applicable Issuers.

“Series 2005-1 Controlling Party”: As defined in the Indenture.

“Series 2005-1 Insurer”: Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation, or its successor in interest.

“Series 2005-1 Notes”: As defined in the applicable Series Supplement.

“Series Closing Date”: As defined in the Indenture.

“Series Supplement”: As defined in the Indenture.

“Servicer Replacement Event”: The meaning specified in Section 6.01(a).

“Servicing Account”: The segregated account or accounts created and maintained pursuant to Section 3.03(a).

“Servicing Fees”: With respect to each Mortgage Loan, Mortgaged Property and Lease, the Property Management Fee, the Back-Up Fee, the Special Servicing Fee, if any, and the Additional Servicing Compensation, if any.

“Servicing File”: Any documents (other than documents required to be part of the related Loan File or Lease File) in the possession of the Property Manager or the Special Servicer and relating to the origination and servicing of any Mortgage Loan or Lease or the administration of any Mortgaged Property (including copies of all applicable Property Insurance Policies with respect thereto).

“Servicing Officer”: Any officer or employee of the Property Manager or the Special Servicer involved in, or responsible for, the administration, management and servicing of the Mortgaged Properties and Leases, whose name and specimen signature appear on a list of servicing officers furnished by such party to the applicable Issuer Members, the applicable Issuers and the Indenture Trustee on each Series Closing Date, as such list may be amended from time to time.

“Servicing Standard”: To provide property management services for the Mortgaged Properties and to service and special service the Mortgage Loans and Leases on behalf of the applicable Issuers in accordance with applicable law, the terms of this Agreement, the terms of the respective Mortgage Loans and Leases and, to the extent consistent with the foregoing, (x) in the same manner in which, and with the same care, skill, prudence and diligence with which, the Property Manager or the Special Servicer, as the case may be, (a) services and administers similar mortgage loans, leases and mortgaged properties for other third party portfolios or (b) administers mortgage loans, leases and mortgaged properties for its own account or (y) in a manner normally associated with the servicing and administration of similar properties and in material compliance with all applicable laws, whichever standard is highest, in all cases taking into account the best interests of the Noteholders and the Insurers, but without regard to: (i) any known relationship that the Property Manager or Special Servicer, or an Affiliate of the Property Manager or Special Servicer, may have with any Issuer, any Originator, the Support Provider, any Tenant, any Borrower, any of their respective Affiliates or any other party to the Transaction Documents; (ii) the ownership of any Note or LLC Interest by the Property Manager or Special Servicer or any Affiliate of the Property Manager or Special Servicer, as applicable; (iii) the Property Manager’s obligation to make Property Protection Advances, to incur servicing expenses or to withdraw (or, in the event the Property Manager is Spirit Finance, to direct the Indenture Trustee to withdraw) funds from the Collection Account to pay Emergency Property Expenses with respect to the Mortgage Loans, the Leases or the Mortgaged Properties; (iv) the Property Manager’s or Special Servicer’s right to receive compensation for its services or reimbursements of the costs under this Agreement; (v) the ownership, or servicing or management for others, by the Property Manager, the Special Servicer or any Originator or other Affiliate of any other leases or property; (vi) the repurchase and indemnification obligations of the Originators or Support Provider; or (vii) the existence of any loans made to a Tenant by the Property Manager, the Special Servicer or Spirit Finance or any Affiliate of the Property Manager, the Special Servicer or Spirit Finance.

“Servicing Transfer Agreement”: As defined in Section 5.04.

“Servicing Transfer Date”: As defined in Section 5.04.

“Servicing Transfer Event”: With respect to any Mortgaged Property, the occurrence of any of the events described in clauses (a) through (e) of the definition of “Specially Serviced Lease.” With Respect to any Mortgage Loan, the occurrence of any of the events described in clauses (a) through (e) of the definition of “Specially Serviced Mortgage Loan.”

“Special Servicer”: Spirit Finance, in its capacity as special servicer under this Agreement, or any successor special servicer appointed as herein provided.

“Special Servicer Additional Servicing Compensation”: As defined in Section 3.11(d).

“Special Servicer Report”: As defined in Section 4.01(b).

“Special Servicing Fee”: With respect to each Specially Serviced Asset, the fee designated as such and payable to the Special Servicer pursuant to the first paragraph of Section 3.11(c).

“Special Servicing Fee Rate”: With respect to each Specially Serviced Asset, a fixed percentage rate equal to 0.75% per annum.

“Specially Serviced Asset”: A Specially Serviced Lease or a Specially Serviced Mortgage Loan.

“Specially Serviced Lease”: Any Mortgaged Property as to which any of the following events has occurred:

(a) any Monthly Lease Payment becomes delinquent 60 or more consecutive days;

(b) the Property Manager determines in its good faith and reasonable judgment that a default in making a Monthly Lease Payment is likely to occur within 30 days and is not likely to be remedied for 60 days;

(c) the Property Manager receives written notice from the Tenant indicating that such Tenant cannot make future Monthly Lease Payments or requesting a reduction in the amount of its payment;

(d) a default (other than as described in clause (a) above) occurs that materially and adversely affects the interests of the Issuers and that continues unremedied for the applicable grace period under the terms of the Lease (or, if no grace period is specified, for 30 days); or

(e) the related Tenant becomes insolvent, readjusts its debt, is subject to marshaling of assets and liabilities, or similar proceedings in respect of the related Tenant occur, or as to which the related Tenant takes certain actions indicating its insolvency or its inability to pay its obligations or the Property Manager or the Special Servicer receives notice of commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property.

“Specially Serviced Mortgage Loan”: Any Mortgage Loan as to which any of the following events has occurred:

(a) any Monthly Loan Payment becomes delinquent 60 or more consecutive days;

(b) the Property Manager determines in its good faith and reasonable judgment that a default in making a Monthly Loan Payment is likely to occur within 30 days and is not likely to be remedied for 60 days;

(c) the Properly Manager receives written notice from the Borrower indicating that such Borrower cannot make future Monthly Loan Payments or requesting a reduction in the amount of its payment;

(d) a default (other than as described in clause (a) above) occurs that materially and adversely affects the interests of the Issuers and that continues unremedied for the applicable grace period under the terms of the Mortgage Loan (or, if no grace period is specified, for 30 days); or

(e) the related Borrower becomes insolvent, readjusts its debt, is subject to marshaling of assets and liabilities, or similar proceedings in respect of the related Borrower occur, or as to which the related Borrower takes certain actions indicating its insolvency or its inability to pay its obligations or the Property Manager or the Special Servicer receives notice of commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property.

“Spirit Finance”: Spirit Finance Corporation, a Maryland corporation, and its successors and assigns.

“Spirit SPE”: Any special purpose, bankruptcy remote subsidiary (direct or indirect) of Spirit Finance (other than any Originator).

“Sub-Manager”: Any Person with which the Property Manager or the Special Servicer has entered into a Sub-Management Agreement.

“Sub-Management Agreement”: The written contract between the Property Manager or the Special Servicer, on the one hand, and any Sub-Manager, on the other hand,

relating to servicing and administration of Mortgage Loans, Leases and Mortgaged Properties, as provided in Section 3.21.

“Successor Property Manager”: As defined in Section 6.0l(b).

“Successor Replacement Date”: As defined in Section 6.01(b).

“Successor Special Servicer”: As defined in Section 6.01(b).

“Support Provider”: Spirit Finance or any successor support provider.

“Sweep Period”: As defined in the Indenture.

“Tax Required Condition”: As defined in Section 7.01(a).

“Tenant”: With respect to each Lease, the tenant under such Lease and any successor or assign thereof.

“Third Party Option Mortgaged Property”: As defined in Section 7.02(a).

“Third Party Option Price”: A cash price equal to the amount specified in a related Lease or other Lease Document or Loan Document, as applicable, as payable by a Tenant or any other Person in connection with the exercise of a Third Party Purchase Option.

“Third Party Purchase Option”: An option of a Tenant or any other Person under or in connection with a Lease or related agreements to purchase the related Mortgaged Property before or at the expiration of the Lease term for an amount equal to the Third Party Option Price.

“Title Company”: As defined in Section 2.03(a).

“Title Insurance Policies”: As defined in Section 2.03(a).

“Total Assets”: With respect to any Person, as of any date of determination, the consolidated gross book value of all assets of such Person and its subsidiaries, calculated in accordance with GAAP.

“Total Debt Service”: As defined in the Indenture.

“Total Indebtedness”: With respect to any Person, as of any date of determination, (x) the aggregate outstanding indebtedness of such Person secured by a first priority lien on real property and (y) borrowings that are not secured by any specific asset of the Person that rank senior as to preference over other indebtedness of such Person and its subsidiaries, calculated on a consolidated basis in accordance with GAAP.

“Transfer Date”: The date on which a Mortgage Loan or Mortgaged Property is acquired by the applicable Issuer.

“Transaction Documents”: As defined in the Indenture.

“Unscheduled Principal Payment”: On any Payment Date, the sum of (a) the Unscheduled Proceeds deposited into the Collection Account for such Payment Date plus (b) any Purchase Option Deficiency from the related Collection Period, together with any unpaid Purchase Option Deficiency from any prior Payment Date.

“Unscheduled Proceeds”: Collectively, Liquidation Proceeds, Condemnation Proceeds, Property Insurance Proceeds, Release Prices and Purchase Premiums; provided, however, that any amounts which are on deposit in the Release Account shall not be deemed Unscheduled Proceeds until such amounts have been transferred to the Collection Account and are available therein.

“Uniform Commercial Code”: The Uniform Commercial Code as in effect in any applicable jurisdiction.

“Workout Fee”: With respect to each Corrected Mortgage Loan and each Corrected Lease, the fee payable to the Special Servicer pursuant to Section 3.11(f).

“Workout Fee Rate”: With respect to each Corrected Mortgage Loan and each Corrected Lease, a fixed percentage rate equal to 0.50%.

“Yield Maintenance Premium”: With respect to any Mortgage Loan, any premium, penalty or fee paid or payable, as the context requires, by a Borrower in connection with a Principal Prepayment on or other early collection of principal of a Mortgage Loan.

Section 1.02. Other Definitional Provisions.

(a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

(c) The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; a reference to a subsection or other subdivision without further reference to a Section is a reference to such subsection or other subdivision as contained in the Section in which the reference appears; and the words “include” and “including” shall mean without limitation by reason of enumeration.

(d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

(e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted assignees.

Section 1.03. Certain Calculations in Respect of the Leases and the Mortgage Loans.

(a) All amounts collected in respect of any Lease in the form of payments from the related Tenants, Guaranties, Property Insurance Proceeds or otherwise shall be applied to amounts due and owing under the Lease in accordance with the express provisions of such Lease, and all amounts collected in respect of any Mortgage Loan in the form of payments from the related Borrower, Guaranties, Liquidation Proceeds or Property Insurance Proceeds shall be applied to amounts due and owing under the related Mortgage Note and Mortgage (including for principal and accrued and unpaid interest) in accordance with the express provisions of the related Mortgage Note and Mortgage; in the absence of such express provisions, all amounts collected shall be applied for purposes of this Agreement: (i) with respect to amounts collected in respect to any Lease, first, as a recovery of any related and unreimbursed Property Protection Advances, and second, in accordance with the Servicing Standard, but subject to Section 1.03(c), as a recovery of any other amounts then due and owing under such Lease, including, without limitation, Percentage Rent and Default Interest; and (ii) with respect to amounts collected in respect of any Mortgage Loan, first, as a recovery of any related and unreimbursed Property Protection Advances, second, as a recovery of accrued and unpaid interest at the related Interest Rate on such Mortgage Loan to but not including, as appropriate, the date of receipt or the Due Date in the Collection Period of receipt, third, as a recovery of principal of such Mortgage Loan then due and owing, including by reason of acceleration of the Mortgage Loan following a default thereunder (or, if a liquidation event has occurred in respect of such Mortgage Loan, a recovery of principal to the extent of its entire remaining unpaid principal balance), fourth, as a recovery of any Yield Maintenance Premium then due and owing under such Mortgage Loan, fifth, in accordance with the Servicing Standard, but subject to Section 1.03(c), as a recovery of any other amounts then due and owing under such Mortgage Loan, including Default Interest, and sixth, as a recovery of any remaining principal of such Mortgage Loan to the extent of its entire remaining unpaid principal balance. Any proceeds derived from an unleased Mortgaged Property (exclusive of related operating costs, including reimbursement of Property Protection Advances made by the Property Manager or the Back-Up Manager in connection with the operation and disposition of such Mortgaged Property) shall be applied by the Property Manager in the same manner as if they were Monthly Lease Payments due on the previously existing Lease for such Mortgaged Property until such Lease becomes a Liquidated Lease pursuant to the terms of such Lease and the related Lease Documents. With respect to any Companion Loan or Participated Mortgage Loan, the amounts collected in respect of such

Mortgage Loan shall be allocated in accordance with the applicable Pari Passu Co-Lender Agreement or Participation Agreement therefor.

(b) Collections in respect of each REO Property (exclusive of amounts to be applied to the payment of the costs of operating, managing, maintaining and disposing of such REO Property) shall be treated: first, as a recovery of any related and unreimbursed Property Protection Advances; second, as a recovery of accrued and unpaid interest on the related Mortgage Loan at the related Interest Rate to but not including the Due Date in the Collection Period of receipt; third, as a recovery of principal of the related Mortgage Loan to the extent of its entire unpaid principal balance; and fourth, in accordance with the Servicing Standard, but subject to Section 1.03(c), as a recovery of any other amounts deemed to be due and owing in respect of the related Mortgage Loan.

(c) Insofar as amounts received in respect of any Lease, Mortgage Loan or REO Property and allocable to fees and charges owing in respect of such Lease, Mortgage Loan or REO Property constituting Additional Servicing Compensation payable to the Property Manager or Special Servicer are insufficient to cover the full amount of such fees and charges, such amounts shall be allocated between such of those fees and charges as are payable to the Property Manager, on the one hand, and as are payable to the Special Servicer, on the other, pro rata in accordance with their respective entitlements.

(d) The foregoing applications of amounts received in respect of any Lease, Mortgage Loan or REO Property shall be determined by the Property Manager and reflected in the appropriate monthly Determination Date Report and any Modified Collateral Detail and Realized Loss Report.

(e) Notwithstanding the early termination of any Lease resulting from a default by the related Tenant, such Lease will be treated for purposes of determining Servicing Fees and Indenture Trustee Fees as remaining in effect until such Lease becomes a Liquidated Lease.

Section 1.04. Fee Calculations; Interest Calculations.

(a) The calculation of the Servicing Fees shall be made in accordance with Section 3.11. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

(b) The amount of interest accrued on each Mortgage Loan during any Interest Accrual Period will be calculated in arrears on the basis of the Interest Rate for such Mortgage Loan and the accrual period specified in the related Mortgage Note.

ARTICLE II

REPRESENTATIONS AND WARRANTIES; RECORDINGS AND FILINGS; BOOKS AND RECORDS; DEFECT, BREACH, CURE, REPURCHASE AND SUBSTITUTION;

FINANCIAL COVENANTS

Section 2.01. Representations and Warranties of Spirit Finance and the Back-Up Manager.

(a) Spirit Finance represents and warrants to the other parties hereto, and for the benefit of the Issuers, the Indenture Trustee on behalf of the Noteholders and the Insurers, as of each Series Closing Date:

(i) Spirit Finance is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland and is in compliance with the laws of each state (within the United States of America) in which any Mortgaged Property is located to the extent necessary to its performance under this Agreement;

(ii) The execution and delivery of this Agreement by Spirit Finance, and the performance and compliance with the terms of this Agreement by Spirit Finance, do not violate its organizational documents or constitute an event that, with notice or lapse of time, or both, would constitute a default under, or result in the breach of, any material agreement or other instrument to which it is a party or by which it is bound;

(iii) Spirit Finance has the corporate power and authority to enter into and consummate all transactions to be performed by it contemplated by this Agreement, has duly authorized the execution, delivery and performance by it of this Agreement, and has duly executed and delivered this Agreement;

(iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of Spirit Finance, enforceable against Spirit Finance in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v) Spirit Finance is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of Spirit Finance to perform its obligations under this Agreement or the financial condition of Spirit Finance;

(vi) No litigation is pending or, to Spirit Finance’s knowledge, threatened against Spirit Finance that is reasonably likely to be determined adversely to Spirit Finance and, if determined adversely to Spirit Finance, would prohibit Spirit Finance from entering into this Agreement or that, in Spirit Finance’s good faith and reasonable judgment, is likely to materially and adversely affect either the ability, of Spirit Finance to perform its obligations under this Agreement or the financial condition of Spirit Finance;

(vii) No consent, approval, authorization or order under any court or governmental agency or body is required for the execution, delivery and performance by Spirit Finance of, or the compliance by Spirit Finance with, this Agreement or the consummation of the transactions of Spirit Finance contemplated by this Agreement, except for any consent, approval, authorization or order that has been obtained or that if not obtained would not have a material and adverse affect on the ability of Spirit Finance to perform its obligations hereunder; and

(viii) Each officer and employee of Spirit Finance that has responsibilities concerning the management, servicing and administration of Mortgaged Properties, Leases and Mortgage Loans is covered by errors and omissions insurance and the fidelity bond as and to the extent required by Section 3.07(c).

(b) The representations and warranties of Spirit Finance set forth in Section 2.01 (a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons to whom and for whose benefit they were made until all amounts owed to the Noteholders and the Insurers under or in connection with this Agreement, the Indenture, the Notes and the Insurance Agreements have been indefeasibly paid in full. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

(c) Any successor Property Manager or Special Servicer shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 2.01 (a), subject to such appropriate modifications to the representation and warranty set forth in Section 2.01(a)(i) to accurately reflect such successor’s jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

(d) The Back-Up Manager represents and warrants to the other parties hereto, and for the benefit of the Issuers, the Indenture Trustee on behalf of the Noteholders and the Insurers, as of each Series Closing Date:

(i) The Back-Up Manager is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is in compliance with the laws of each state (within the United States of America) in which any Mortgaged Property is located to the extent necessary to its performance under this Agreement;

(ii) The execution and delivery of this Agreement by the Back-Up Manager, and the performance and compliance with the terms of this Agreement by the Back-Up Manager, do not violate its organizational documents or constitute an event that, with notice or lapse of time, or both, would constitute a default under, or result in the breach of, any material agreement or other instrument to which it is a party or by which it is bound;

(iii) The Back-Up Manager has the corporate power and authority to enter into and consummate all transactions to be performed by it contemplated by this Agreement, has duly authorized the execution, delivery and performance by it of this Agreement, and has duly executed and delivered this Agreement;

(iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Back-Up Manager, enforceable against the Back-Up Manager in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v) The Back-Up Manager is not in violation of, and its execution and delivery of, this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Back-Up Manager to perform its obligations under this Agreement or the financial condition of the Back-Up Manager;

(vi) No litigation is pending or, to the Back-Up Manager’s knowledge, threatened against the Back-Up Manager that is reasonably likely to be determined adversely to the Back-Up Manager and, if determined adversely to the Back-Up Manager, would prohibit the Back-Up Manager from entering into this Agreement or that, in the Back-Up Manager’s good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Back-Up Manager to perform its obligations under this Agreement or the financial condition of the Back-Up Manager;

(vii) No consent, approval, authorization or order under any court or governmental agency or body is required for the execution, delivery and performance by the Back-Up Manager of, or the compliance by the Back-Up Manager with, this Agreement or the consummation of the transactions contemplated by the Back-Up Manager by this Agreement, except for any consent, approval, authorization or order that has been obtained or that if not obtained would not have a material and adverse affect on the ability of the Back-Up Manager to perform its obligations hereunder; and

(viii) Each officer and employee of the Back-Up Manager that has responsibilities concerning the management, servicing and administration of the Mortgaged Properties, Leases and Mortgage Loans is covered by errors and omissions insurance and the fidelity bond as and to the extent required by Section 3.07(c).

Section 2.02. Representations and Warranties of the Issuers.

(a) Each Issuer hereby represents and warrants to each of the other parties hereto and for the benefit of the Indenture Trustee, on behalf of the Noteholders and the Insurers as of each Series Closing Date on or after the date on which such Issuer becomes a party to this Agreement:

(i) Such Issuer is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and is in compliance with the laws of each state (within the United States of America) in which any applicable Mortgaged Property is located to the extent necessary to its performance under this Agreement;

(ii) The execution and delivery of this Agreement by such Issuer, and the performance and compliance with the terms of this Agreement by such Issuer, do not violate its organizational documents or constitute an event that, with notice or lapse of time, or both, would constitute a default under, or result in the breach of, any material agreement or other instrument to which it is a party or by which it is bound;

(iii) Such Issuer has the limited liability company power and authority to enter into and consummate all transactions to be performed by it contemplated by this Agreement, has duly authorized the execution, delivery and performance by it of this Agreement and any applicable Joinder Agreement, and has duly executed and delivered this Agreement and any applicable Joinder Agreement;

(iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of such Issuer, enforceable against such Issuer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v) Such Issuer is not in violation of, and its execution and delivery of, this Agreement or any applicable Joinder Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of such

Issuer to perform its obligations under this Agreement or the financial condition of such Issuer;

(vi) No litigation is pending or, to such Issuer’s knowledge, threatened against such Issuer that is reasonably likely to be determined adversely to such Issuer and, if determined adversely to such Issuer, would prohibit such Issuer from entering into this Agreement or that, in such Issuer’s good faith and reasonable judgment, is likely to materially and adversely affect either the ability of such Issuer to perform its obligations under this Agreement or the financial condition of such Issuer;

(vii) No consent, approval, authorization or order under any court or governmental agency or body is required for the execution, delivery and performance by such Issuer of, or the compliance by such Issuer with, this Agreement or the consummation of the transactions of such Issuer contemplated by this Agreement, except for any consent, approval, authorization or order that has been obtained or that if not obtained would not have a material and adverse affect on the ability of such Issuer to perform its obligations hereunder;

(viii) Each officer and employee of such Issuer that has responsibilities concerning the management, servicing and administration of the applicable Mortgaged Properties, Leases and Mortgage Loans is covered by errors and omissions insurance and the fidelity bond as and to the extent required by Section 3.07(c); and

(ix) To such Issuer’s knowledge, each of the Mortgaged Properties owned by such Issuer or securing a Mortgage Loan owned by such Issuer is a commercial property and is operated for commercial purposes.

(b) The representations and warranties of each Issuer set forth in Section 2.02(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons to whom and for whose benefit they were made for so long as such Issuer remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

Section 2.03. Recordings and Filings; Books and Records.

(a) In connection with the Grant made by the Issuers to the Indenture Trustee pursuant to the Granting Clause of the Indenture, each Issuer shall cause the delivery of the applicable Lease Files for the Leases and the applicable Loan Files for the applicable Mortgage Loans to the Custodian in accordance with the Custody Agreement for the benefit of the Indenture Trustee in furtherance of such Grant and such Issuer shall cause: (i) with respect to the Mortgaged Properties owned by such Issuer (A) each Mortgage, Financing Statement and continuation statement referred to in the definition of “Lease File” in the Custody Agreement to be submitted to the appropriate Title Company (as defined below) on or before the applicable

Series Closing Date or Transfer Date for recording or filing, as the case may be, in the appropriate public office for real property records or for Financing Statements, at the expense of such Issuer and (B) each title insurance binder or commitment referred to in the definition of “Lease File” in the Custody Agreement to be issued as a final title insurance policy by the title companies (the “Title Companies”) issuing the same (the “Title Insurance Policies”); and (ii) with respect to the Mortgage Loans owned by such Issuer, promptly (and in any event within 60 days following the applicable Series Closing Date or Transfer Date) each assignment of Mortgage in favor of the Collateral Agent referred to in clauses (v) and (vi) of the definition of “Loan File” in the Custody Agreement and each Financing Statement on Form UCC-2 and UCC-3 in favor of the Collateral Agent referred to in clause (iii) of such definition to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or for Financing Statements. Each such assignment and each Mortgage shall reflect that, following recording, it should be returned by the public recording office to the Custodian, on behalf of the Indenture Trustee (or to the Property Manager (or its designee), who shall then deliver such recorded document to the Custodian), and each such Financing Statement shall reflect that the file copy thereof should be returned to the Custodian, for the benefit of the Indenture Trustee (or to the Property Manager (or its designee), who shall then deliver such filed document to the Custodian) following filing; provided, that in those instances where the public recording office retains the original Mortgage, assignment of Mortgage and assignment of Assignment of Leases, the Property Manager, on behalf of the Indenture Trustee, shall obtain there from a certified copy of the recorded original. Each of the Title Companies issuing the Title Insurance Policies shall be instructed by the applicable Issuer to deliver such policies to the Custodian, for the benefit of the Indenture Trustee. The Property Manager, on behalf of the Indenture Trustee, shall use reasonable efforts to diligently pursue with the Title Companies the return of each of the Mortgages, assignments of Mortgage and Financing Statements from the appropriate recording or filing offices and the delivery of the Title Insurance Policies by the related Title Companies. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the applicable Issuer shall promptly prepare and cause to be executed a substitute therefor or cure such defect, as the case may be, and thereafter, such Issuer shall cause the same to be duly recorded or filed, as appropriate. The Property Manager shall file any continuation statements necessary to continue the effectiveness of the Financing Statements.

(b) Each Issuer shall deliver to and deposit with, or cause to be delivered to and deposited with, the Property Manager all documents and records in the possession of such Issuer or any related Originators that relate to the applicable Mortgaged Properties, Leases and Mortgage Loans and that are not required to be a part of a Lease File or a Loan File in accordance with the definition thereof, and the Property Manager shall hold all such documents and records in trust on behalf of the Indenture Trustee (in hard copy or electronic format). The Property Manager’s possession of such documents and records shall be at the will of the related Issuer and the Indenture Trustee for the sole purpose of facilitating the servicing of the applicable Leases, Mortgage Loans and Mortgaged Properties pursuant to this Agreement and such possession by the Property Manager shall be in a custodial capacity only on behalf of the Indenture Trustee. The ownership of such documents and records shall be vested in each Issuer, as applicable, subject to the lien of the Indenture, and the ownership of all documents and records with respect to the applicable Leases, Mortgage Loans and Mortgaged Properties that are prepared by or which come into possession of the Property Manager or the Special Servicer shall immediately vest in such Issuer, subject to the lien of the Indenture, and shall be delivered to and deposited with the Property Manager, in the case of documents or records in the hands of the Special Servicer, and retained and maintained in trust by the Property Manager in such custodial capacity only on behalf of the Indenture Trustee, except as otherwise provided herein. All such documents and records shall be appropriately maintained in a manner to clearly reflect the ownership of such documents and records by the applicable Issuers, subject to the lien of the Indenture, and that such documents and records are being held on behalf of the Indenture Trustee, and the Property Manager shall release such documents and records from its custody only in accordance with this Agreement.

(c) [Reserved].

(d) The Property Manager shall monitor the delivery of the Lease Files and the Loan Files to the Custodian, for the benefit of the Indenture Trustee.

Section 2.04. Repurchase or Transfer for Collateral Defects and Breaches of Representations and Warranties.

(a) If any party hereto discovers that any document required to be included in any Loan File or Lease File is missing (after the date it is required to be delivered) or otherwise deficient or that there exists a breach of any of the representations and warranties made by any Originator set forth in the applicable Purchase and Sale Agreement or any Issuer as required under Section 2.19 of the Indenture with respect to any applicable Mortgage Loan or Mortgaged Property, and if such absence, deficiency or breach materially and adversely affects the value of any Mortgage Loan, Mortgaged Property or Lease or the interests of the applicable Issuer, the Noteholders or the Insurers therein, such party shall give prompt written notice thereof to the other parties hereto and each Insurer. If such deficiency or breach materially and adversely affects the value of any Mortgage Loan, Mortgaged Property or Lease or the interests of the applicable Issuer, the Noteholders or the Insurers therein (a “Collateral Defect”), (a) within 60 days following notice thereof, the applicable Originator or the applicable Issuer, as the case may be, shall deliver the missing document or cure the deficiency or breach, as the case may be, in all material respects or (b) the applicable Originator or the Support Provider, as required under the Performance Undertaking, shall repurchase such Mortgage Loan or Mortgaged Property and the related Lease from the applicable Issuer at an amount equal to the Payoff Amount, or exchange one or more Qualified Substitute Mortgage Loans or Qualified Substitute Mortgaged Properties for such Mortgage Loan or Mortgaged Property, as the case may be; provided, that if (i) such Collateral Defect is capable of being cured but not within such 60-day period, (ii) the applicable Cure Party has commenced and is diligently proceeding with the cure of such Collateral Defect within such 60-day period, and (iii) prior to the end of such 60-day period, the applicable Cure Party shall have delivered to the applicable Issuer, the Property Manager and the Indenture Trustee a certification executed on its behalf by an officer thereof setting forth the reason such Collateral Defect is not capable of being cured within an initial 60-day period and what actions such Cure Party is pursuing in connection with the cure thereof and stating that it anticipates that such Collateral Defect will be cured within an additional period not to exceed 60 more days, then such Cure Party shall have up to an additional 60 days commencing on the 61st day from receipt of such request to complete such cure. If the affected Mortgaged Property or Mortgage Loan is to be repurchased, funds in the amount of the Payoff Amount shall be wired to the Release Account, and the Property Manager shall promptly notify the applicable Issuer, the Back-Up Manager, and the Indenture Trustee when such deposit is made. In addition, failure to deliver the documents specified in clauses (i), (ii), (iv) or (ix) of the definition of “Loan File” or clauses (i), (iv) or (v) in the definition of “Lease File” shall be deemed to constitute a Collateral Defect.

In the event that any Cure Party elects to substitute one or more Qualified Substitute Mortgaged Properties or Qualified Substitute Mortgage Loans for the affected Mortgaged Property or Mortgage Loan pursuant to this Section 2.04(a), such Cure Party shall give notice of same to the Back-Up Manager, each Issuer and each Insurer and deliver, or cause to be delivered, to the Custodian all documents as specified in the definition of “Lease File” or “Loan File” in the Custody Agreement with respect to such Qualified Substitute Mortgaged Property or Qualified Substitute Mortgage Loan no later than the date such Qualified Substitute Mortgaged Property or Qualified Substitute Mortgage Loan is acquired by the applicable Issuer. Monthly Lease Payments due with respect to Qualified Substitute Mortgaged Properties and Monthly Loan Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Collateral and will be retained by the Property Manager and remitted by the Property Manager to the applicable Cure Party. For the month of substitution, the applicable Issuer shall be entitled to receive the Monthly Lease Payment due on the Lease for any Mortgaged Property to be repurchased in such month and the Monthly Loan Payment due on any Mortgage Loan to be repurchased in such month and thereafter the applicable Person acquiring such Mortgaged Property or Mortgage Loan shall be entitled to retain all amounts received in respect of such Lease or Mortgage Loan. On or prior to the effective date of any such substitution, the Property Manager shall deliver to the Indenture Trustee, the Insurers and the Issuers an amended Mortgaged Property Schedule and Mortgage Loan Schedule reflecting the addition to the Collateral of each new Qualified Substitute Mortgaged Property and Lease, and each new Qualified Substitute Mortgage Loan and the removal from the Collateral of each repurchased Mortgaged Property and Lease and each repurchased Mortgage Loan. Upon such substitution, the Qualified Substitute Mortgaged Property and/or Qualified Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the applicable Cure Party shall be deemed to have made the representations and warranties, as of the date of such substitution, with respect to the Qualified Substitute Mortgaged Property and/or Qualified Substitute Mortgage Loan, contained in the Purchase and Sale Agreement, except to the extent the Insurers, in their discretion, otherwise give their prior written consent to any modification of such representations and warranties and 20 days’ prior written notice is given to the Rating Agencies.

(b) Upon receipt of an Officer’s Certificate from the Property Manager to the effect that the full amount of the Payoff Amount for any Mortgage Loan or Mortgaged Property (or the shortfalls and expenses related to any substitution) as contemplated by Section 2.04(a) has been deposited in the Release Account or the Collection Account, as applicable, and that all requirements for such repurchase (or substitution) have been satisfied, which Officer’s Certificate shall be furnished by the Property Manager promptly after such requirements have been satisfied, the Indenture Trustee or the Custodian, as applicable, shall release or cause to be released to the Person acquiring such Mortgaged Property or Mortgage Loan, or its designee, the related Lease File or Loan File, as applicable, and each of the applicable Issuer, the Indenture Trustee and the Collateral Agent shall execute and deliver such instruments of release, transfer and assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in such Person the ownership of such Mortgaged Property and the related Lease or Mortgage Loan, free and clear of the lien of the Indenture and the related Mortgage. The Property Manager shall, and is hereby authorized and empowered by each applicable Issuer and the Indenture Trustee to, prepare, execute and deliver in its own name, on behalf of such Issuer, the Indenture Trustee and the Collateral Agent or any of them, the endorsements, assignments and other documents contemplated by this Section 2.04(b), and such Issuer, the Indenture Trustee and the Collateral Agent shall execute and deliver any limited powers of attorney substantially in the form of Exhibit D necessary to permit the Property Manager to do so; provided, however, that none of the Issuers, the Issuer Members, the Indenture Trustee or the Collateral Agent shall be held liable for any misuse of any such power of attorney by the Property Manager and the Property Manager hereby agrees to indemnify the Issuers, the Issuer Members, the Indenture Trustee and the Collateral Agent against, and hold the Issuers, the Issuer Members, the Indenture Trustee and the Collateral Agent harmless from, any loss or liability arising from any misuse of such power of attorney. In connection with any such repurchase or substitution by any Cure Party, the Property Manager or the Special Servicer, as appropriate, shall deliver the related Lease File or Loan File, as applicable, to such Cure Party.

(c) If any Cure Party or the Support Provider defaults on its obligations to repurchase or substitute for any Mortgaged Property as contemplated by Section 2.04(a) or the applicable Performance Undertaking, as the case may be, the Property Manager shall promptly notify the Issuers, the Insurers, the Back-Up Manager and the Indenture Trustee and shall take such actions with respect to the enforcement of such obligations, including the institution and . prosecution of appropriate proceedings, as the Property Manager shall determine, in its good faith and reasonable judgment, are in the best interests of the applicable Issuer, the Noteholders and the Insurers. In the event the Property Manager fails to take such actions, the Back-Up Manager shall do so if it has notice of such default by the Property Manager. Any and all expenses incurred by the Property Manager or the Back-Up Manager with respect to the foregoing shall constitute Property Protection Advances in respect of the affected Mortgaged Property.

Section 2.05. Non-Petition Agreement.

The Issuers will cause each party to any purchase and sale agreement or loan purchase agreement between any such Issuer and seller of Mortgage Loans or Mortgaged Properties pursuant thereto to covenant and agree that such party shall not institute against, or join any other Person in instituting against, any Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any other proceeding under any federal or state bankruptcy or similar law.

ARTICLE III

ADMINISTRATION AND SERVICING OF MORTGAGED PROPERTIES AND LEASES

Section 3.01. Administration of the Mortgaged Properties, Leases and Mortgage Loans.

(a) Each of the Property Manager and the Special Servicer shall service and administer the Mortgaged Properties, Leases and Mortgage Loans that it is obligated to service and administer pursuant to this Agreement on behalf of the applicable Issuers, and in the best interests and for the benefit of the holders of the Notes and the LLC Interests and the Insurers (as a collective whole) in accordance with any and all applicable laws and the terms of this Agreement, the Property Insurance Policies and the respective Leases and Mortgage Loans and, to the extent consistent with the foregoing, in accordance with the Servicing Standard. Without limiting the foregoing, and subject to Section 3.20, (i) the Property Manager shall service and administer each Lease (and each related Mortgaged Property) and each Mortgage Loan as to which no Servicing Transfer Event has occurred and each Corrected Lease and Corrected Mortgage Loan, and (ii) the Special Servicer shall service and administer each Lease (and each related Mortgaged Property) and each Mortgage Loan as to which a Servicing Transfer Event has occurred and that is not a Corrected Lease or Corrected Mortgage Loan, as applicable; provided, however, that the Property Manager shall continue to collect information and prepare and deliver all reports to the Indenture Trustee and the Issuers required hereunder with respect to any Specially Serviced Leases (and the related Mortgaged Properties) and Specially Serviced Mortgage Loans, and further to render such incidental services with respect to any Specially Serviced Assets as are specifically provided for herein. No direction, consent or approval or lack of direction, consent or approval of any Insurer, any Controlling Party or the Requisite Global Majority may (and the Special Servicer or the Property Manager will ignore and act without regard to any such advice or approval or lack of approval that the Special Servicer or the Property Manager has determined, in its reasonable, good faith judgment, would) (A) require or cause the Special Servicer or the Property Manager to violate applicable law, the Servicing Standard (unless Spirit Finance is the Property Manager or Special Servicer, as applicable) or the terms of any Mortgage Loan or any Lease or (B) expand the scope of the Property Manager’s or Special Servicer’s responsibilities under this Agreement. In addition, neither the Property Manager nor the Special Servicer, acting in its individual capacity, shall take any action or omit to take any action as lessor of any Collateral if such action or omission would materially and adversely affect the interests of the holders of the Notes or the LLC Interests, the Insurers or the Issuers. None of the Property Manager, the Special Servicer or the Back-Up Manager shall be liable to the Indenture Trustee, the Insurers, any Noteholder or any other Person for following any direction of an Insurer or Controlling Party hereunder.

(b) Subject to Section 3.01(a), the Property Manager and the Special Servicer each shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration that it may deem necessary or desirable. Without limiting the generality of the foregoing, each of the Property Manager and the Special Servicer, in its own name, with respect to each of the Mortgaged Properties, Leases and Mortgage Loans it is obligated to service hereunder, is hereby authorized and empowered by the applicable Issuers and the Indenture Trustee to execute and deliver, on behalf of each such Issuer and the Indenture Trustee: (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Mortgage or other security document in the related Asset File on the related Collateral; (ii) in accordance with the Servicing Standard and subject to Sections 3.08 and 3.19, any and all modifications, waivers, amendments or consents to or with respect to any documents contained in the related Asset File; and (iii) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments. Subject to Section 3.10, each applicable Issuer and the Indenture Trustee shall, at the written request of a Servicing Officer of the Property Manager or the Special Servicer, furnish, or cause to be so furnished, to the Property Manager or the Special Servicer, as the case may be, any limited powers of attorney (substantially in the form of Exhibit D attached hereto) and other documents necessary or appropriate to enable it to carry out its servicing and administrative duties hereunder; provided, however, that none of the Issuers, the Issuer Members or the Indenture Trustee shall be held liable for any misuse of any such power of attorney by the Property Manager or the Special Servicer and each of the Property Manager and the Special Servicer hereby agree to indemnify the Issuers, the Issuer Members, the Insurers, the Back-Up Manager and the Indenture Trustee against, and hold the Issuers, the Issuer Members, the Insurers, the Back-Up Manager and the Indenture Trustee harmless from, any cost, loss or liability arising from any misuse by it of such power of attorney. Notwithstanding anything contained herein to the contrary, the Property Manager shall not, without the Indenture Trustee’s written consent: (i) initiate any action, suit or proceeding solely under the Indenture Trustee’s name without indicating the Indenture Trustee’s representative capacity or (ii) take any action with the intent to cause, and which actually does cause, the Indenture Trustee to be registered to do business in any state.

(c) Promptly after any request therefor, the Property Manager shall provide to the Indenture Trustee and the Insurers: (i) the most recent inspection report prepared or obtained by the Property Manager or the Special Servicer in respect of each Mortgaged Property pursuant to Section 3.12(a); (ii) the most recent available operating statement and financial statements of the related Obligor collected by the Property Manager or the Special Servicer pursuant to Section 3.12(b), together with the accompanying written reports to be prepared by the Property Manager or the Special Servicer, as the case may be, pursuant to Section 3.12(c); and (iii) any and all notices and reports with respect to any Mortgaged Property as to which environmental testing is contemplated by Section 10.08 of the Indenture.

(d) The relationship of each of the Property Manager and the Special Servicer to the Issuers and the Indenture Trustee under this Agreement is intended by the parties to be and shall be that of an independent contractor and not that of a joint venturer, partner or agent.

Section 3.02. Collection of Lease Payments and Loan Payments; Lockbox Accounts; Lockbox Transfer Accounts.

(a) Each of the Property Manager and the Special Servicer shall undertake reasonable efforts to collect all payments called for under the terms and provisions of the Leases and the Mortgage Loans it is obligated to service hereunder and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it would follow were it the owner of such Leases and Mortgage Loans. Consistent with the foregoing, the Special Servicer or the Property Manager, as the case may be, may waive any Net Default Interest or late payment charge it is entitled to in connection with any delinquent payment on a Lease or Mortgage Loan it is obligated to service hereunder.

(b) The Property Manager shall establish and maintain one or more segregated accounts (each, a “Lockbox Account”) with one or more banks (each, a “Lockbox Account Bank”). The Obligors shall be instructed to make all payments into a Lockbox Account. Each Lockbox Account shall be an Eligible Account and may be an account to which payments relating to other assets serviced or managed by the Property Manager are paid; provided, that such account shall be in the nature of a clearing account and the Property Manager shall not have access to such account. Each of the Property Manager and the Special Servicer shall, on or prior to each Series Closing Date (or, if applicable, such other date of acquisition), as to those Leases and Mortgage Loans it is obligated to service hereunder, instruct the related Obligor to make all Monthly Lease Payments and Monthly Loan Payments to a Lockbox Account. The Property Manager shall cause all amounts deposited into the Lockbox Account with respect to the Collateral to be transferred to the Collection Account or the Lockbox Transfer Account within one Business Day after such funds have been identified, cleared and become available in accordance with the polices of the Lockbox Account Bank.

(c) The Property Manager may establish and maintain one or more segregated accounts in the name of the Property Manager on behalf of the Indenture Trustee, held for the benefit of the Noteholders (each, a “Lockbox Transfer Account”) with one or more banks (each, a “Lockbox Transfer Account Bank”). Each Lockbox Transfer Account shall be an Eligible Account. Each Lockbox Transfer Account shall be subject to an Account Control Agreement among the Property Manager, the Indenture Trustee and the applicable Lockbox Transfer Account Bank. Except as expressly permitted herein, neither the Property Manager nor the Issuers will have any right of withdrawal from the Lockbox Transfer Account, and the Property Manager hereby covenants and agrees that it shall not withdraw, or direct any Person to withdraw, any funds from the Lockbox Transfer Account.

Section 3.03. Collection of Real Estate Taxes and Insurance Premiums; Servicing Accounts; Property Protection Advances; Emergency Property Expenses.

(a) Each of the Property Manager and the Special Servicer shall, as to those Mortgaged Properties, Leases and Mortgage Loans it is obligated to service hereunder, establish and maintain one or more accounts (the “Servicing Accounts”), and shall cause to be deposited from the Lockbox Transfer Account or otherwise into such Servicing Accounts all Escrow Payments, security deposits received from Tenants pursuant to the Leases, subject to the Tenants’ rights to such amounts (“Lease Security Deposits”), and amounts required to be paid by the applicable Issuers as lessors under the Leases in respect of sales taxes (“Sales Tax Deposits”). Notwithstanding the foregoing, no Servicing Accounts shall be established and maintained with respect to those Mortgaged Properties, Leases or Mortgage Loans pursuant to which the Tenant or Borrower is not required to make Escrow Payments, Lease Security Deposit or Sales Tax Deposits. Each Servicing Account shall be an Eligible Account. Withdrawals of amounts so collected from a Servicing Account (other than Lease Security Deposits) may be made only to: (i) effect payment of real estate or personal property taxes, sales taxes, assessments, insurance premiums, ground rents (if applicable) and comparable items (including taxes or other amounts that could constitute liens prior to or on parity with the lien of the related Mortgage); (ii) refund to Obligors any sums as may be determined to be overages; (iii) pay interest, if required and as described below in clause (b), to Obligors on balances in the Servicing Account; (iv) clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 8.01; or (v) withdraw any amounts deposited in error; provided, however, that Lease Security Deposits may not be withdrawn for such purposes and shall be withdrawn only in accordance with the terms of the related Lease, to be repaid to the related Tenant or applied in full or partial satisfaction of the obligations of the related Tenant in accordance with the Servicing Standard (for application in the same manner as payments in respect of such obligations). Any remaining portion of such Lease Security Deposit shall be withdrawn by the Property Manager from the Servicing Account and deposited into the Collection Account and shall constitute part of the Available Amount on the next Payment Date.

(b) The Property Manager and the Special Servicer shall each pay or cause to be paid to the Obligors interest, if any, earned on the investment of funds in Servicing Accounts maintained thereby, if required by law or the terms of the related Lease or Mortgage Loan. If the Property Manager or the Special Servicer shall deposit in a Servicing Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Servicing Account, any provision herein to the contrary notwithstanding.

(c) Each of the Property Manager and the Special Servicer shall, as to those Mortgaged Properties and Mortgage Loans it is obligated to service hereunder, maintain accurate records with respect to any Mortgaged Property and Mortgage Loan reflecting the status of real estate taxes, ground rents, assessments and other similar items that are or may become a lien thereon, and the status of insurance premiums payable in respect thereof that, in each case, the related Obligor is contractually or legally obligated to pay under the terms of the applicable Lease or Mortgage Loan, and the Property Manager shall effect payment thereof, as a Property Protection Advance or otherwise as payment of an Emergency Property Expense from funds on deposit in the Collection Account, as described below, if not paid by such Obligor prior to the applicable penalty or termination date, promptly after the Property Manager receives actual notice from any source of such nonpayment by such Obligor. For purposes of effecting any such payment for which it is responsible, the Property Manager or the Special Servicer, as the case may be, shall apply Escrow Payments as allowed under the terms of the related Lease or Mortgage Loan or, if such Lease or Mortgage Loan does not require the related Obligor to escrow for the payment of real estate taxes, assessments and insurance premiums, each of the Property Manager and the Special Servicer shall, as to those Leases and Mortgage Loans it is obligated to service hereunder, enforce the requirement of the related Lease and Mortgage Loan that such Obligor make payments in respect of such items at the time they first become due.

(d) In accordance with the Servicing Standard, the Property Manager shall advance with respect to each Mortgaged Property, Lease and Mortgage Loan all such funds as are necessary for the purpose of effecting the payment of (i) real estate taxes, (ii) Ground Lease payments, (iii) premiums on Property Insurance Policies, (iv) any necessary costs and expenses associated with Tenant evictions and collections from Tenants (including attorneys’ fees) and (v) other amounts necessary to preserve the security interest and lien of the Indenture Trustee in, and value of, such Mortgaged Property (including any costs and expenses necessary to release such Mortgaged Property such as repair and maintenance expenses, tenant improvements and leasing commissions) and Mortgage Loan in each instance if and to the extent Escrow Payments (if any) collected from the related Obligor or otherwise on deposit in a Servicing Account (other than the Lease Security Deposit) are insufficient to pay such item when due and such Obligor has failed to pay such item on a timely basis; provided, that the particular advance would not, if made in accordance with the Servicing Standard, constitute a Nonrecoverable Property Protection Advance. The Property Manager shall not have any obligation under this Section 3.03(d) to advance any funds in respect of delinquent payments of principal or interest in respect of the Mortgage Loans or real estate taxes or premiums on Property Insurance Policies that the related Obligor or the applicable Issuer is not contractually or legally obligated to pay, nor to monitor the timely payment of real estate taxes and insurance premiums the payment of which is the responsibility of a person other than such Obligor or Issuer, unless it has actual knowledge of the non-payment of such items and would otherwise make such advance in accordance with the Servicing Standard. Each of the Property Manager and the Back-Up Manager will be entitled to recover any Property Protection Advance (i) from general collections if such Property Protection Advance is determined to be a Nonrecoverable Property Protection Advance, (ii) from any amounts subsequently received on the related Mortgage Loan or Lease or with respect to the related Mortgaged Property or (iii) in the case of the Back-Up Manager, to the extent not recovered under clauses (i) and (ii) immediately above, from the Property Manager or any Successor Property Manager. The Property Manager shall give prompt written notice to the Indenture Trustee in the event that it has not made, and does not intend to make, any Property Protection Advance it is required to make hereunder. Promptly upon obtaining knowledge that the full amount of any Property Protection Advance required to be made by the Property Manager has not been so made, the Indenture Trustee shall provide notice of such failure to a Servicing Officer of the Property Manager and each Insurer. If the Indenture Trustee does not receive confirmation that the full amount of such Property Protection Advance has been made within four (4) Business Days following the date of such notice, then (i) the Back-Up Manager, upon written notice from the Indenture Trustee, shall make the portion of such Property Protection Advance that was required to be, but was not, made by the Property Manager in accordance with the Servicing Standard, unless the Back-Up Manager determines in accordance with the Servicing Standard that such Property Protection Advance would be a Nonrecoverable Property Protection Advance, and (ii) such failure shall constitute a Servicer Replacement Event under Section 6.01 with respect to the Property Manager. Any such Property Protection Advance made by the Back-Up Manager shall be deemed made by the Back-Up Manager in its capacity as successor to the Property Manager and shall thereafter be reimbursable to the Back-Up Manager, together with Advance Interest thereon, in accordance with Section 3.05 and Section 2.11 of the Indenture or from any Successor Property Manager.

(e) If, prior to making any Property Protection Advance, the Property Manager shall have determined, in accordance with the Servicing Standard, (i) that such Property Protection Advance, if made, would constitute a Nonrecoverable Property Protection Advance, and (ii) that the payment of such cost, expense or other amount for which a Property

Protection Advance might be made is nonetheless in the best interest of the Noteholders and the Insurers, the Property Manager shall, in accordance with the Servicing Standard, withdraw (or, in the event the Property Manager is Spirit Finance, direct the Indenture Trustee to withdraw) funds from the Collection Account and use such funds in order to pay such costs, expenses and other amounts (collectively, “Emergency Property Expenses”) to the extent necessary to preserve the security interest in, and value of, any Mortgaged Property or Mortgage Loan, as applicable. Any such funds withdrawn from the Collection Account to pay Emergency Property Expenses shall not constitute part of the Available Amount on any Payment Date.

(f) The determination by the Property Manager (or the Back-Up Manager) that it has made a Nonrecoverable Property Protection Advance or that any proposed Property Protection Advance, if made, would constitute a Nonrecoverable Property Protection Advance, shall be evidenced by an Officer’s Certificate delivered promptly to the Issuers and the Indenture Trustee setting forth the basis for such determination. In making such recoverability determination, such Person shall be entitled to (a) consider (among other things) the obligations of the Obligor under the terms of the related Lease Documents or Loan Documents as they may have been modified, (b) consider the related Mortgaged Properties or REO Properties in their “as is” or then current conditions and occupancies, as modified by such party’s assumptions (consistent with the Servicing Standard in the case of the Property Manager or the Back-Up Manager) regarding the possibility and effects of future adverse changes with respect to such Mortgaged Properties or REO Properties, (c) estimate and consider (consistent with the Servicing Standard in the case of the Property Manager or the Back-Up Manager) (among other things) future expenses, (d) estimate and consider (consistent with the Servicing Standard in the case of the Property Manager, the Special Servicer or the Back-Up Manager) (among other things) the timing of recoveries, and (e) give due regard to the existence of any Nonrecoverable Property Protection Advance with respect to other Leases, Mortgage Loans, Mortgaged Properties or REO Properties in light of the fact that proceeds on the related Lease, Mortgage Loan, Mortgaged Property or REO Property are a source of recovery not only for the Property Protection Advance under consideration, but also as a potential source of recovery of other outstanding Nonrecoverable Property Protection Advances. In addition, any such Person may update or change its recoverability determinations at any time (but not reverse any other Person’s determination that a Property Protection Advance is a Nonrecoverable Property Protection Advance) and, consistent with the Servicing Standard, in the case of the Property Manager or the Back-Up Manager, may obtain promptly upon request, from the Special Servicer, any reasonably required analysis, appraisals or market value estimates or other information in the Special Servicer’s possession for making a recoverability determination. The determination by the Property Manager or the Back-Up Manager, as the case may be, that it has made a Nonrecoverable Property Protection Advance or that any proposed Property Protection Advance, if made, would constitute a Nonrecoverable Property Protection Advance, or any updated or changed recoverability determination, shall be evidenced by an Officer’s Certificate delivered by either of the Back-Up Manager or Property Manager to the other and to the Issuers, the Indenture Trustee and the Insurers. Any such determination shall be conclusive and binding on the applicable Issuer, the Property Manager or the Back-Up Manager. The Officer’s Certificate shall set forth such determination of nonrecoverability and the considerations of the Property Manager or the Back-Up Manager, as applicable, forming the basis of such determination (which shall be accompanied by, to the extent available, information such as related income and expense statements, rent rolls, occupancy status and property inspections, and shall include an appraisal of the related Lease, Mortgage Loan or Mortgaged Property or REO Property). The Special Servicer shall promptly furnish any party required to make Property Protection Advances hereunder with any information in its possession regarding the Specially Serviced Assets which are Leases, Mortgaged Properties, Mortgage Loans and REO Properties as such party required to make Property Protection Advances may reasonably request for purposes of making recoverability determinations. In the case of a cross collateralized Mortgage Loan, such recoverability determination shall take into account the cross collateralization of the related cross-collateralized Mortgage Loan.

Section 3.04. Collection Account; Release Account.

(a) The Property Manager shall establish and maintain one or more separate accounts in the name of the Indenture Trustee for the benefit of the Noteholders and the Insurers, for the collection of payments on and other amounts received in respect of the Leases, the Mortgaged Properties and the Mortgage Loans (collectively, the “Collection Account”), which shall be established in such manner and with the type of depository institution (the “Collection Account Bank”) specified in this Agreement. The Collection Account shall be an Eligible Account. If the Property Manager is Spirit Finance, the Property Manager shall establish and maintain the Collection Account at a Collection Account Bank designated by the Indenture Trustee and the Indenture Trustee shall have the sole right of withdrawal from such account. If the Property Manager is not Spirit Finance or another Affiliate of the Issuers, the Collection Account shall be subject to an Account Control Agreement among the applicable Issuers, the Property Manager, the Indenture Trustee and the Collection Account Bank.

The Property Manager shall deposit or cause to be deposited in the Collection Account, within two (2) Business Days after receipt, the following payments and collections received or made by or on behalf of the Property Manager on or after the later of the applicable Transfer Date (other than payments due before the applicable Transfer Date), or, in the case of collections and payments to the Lockbox Account, on each Business Day, the Property Manager shall instruct each Lockbox Account Bank to transfer the following payments and collections deposited in the Lockbox Account prior to the end of such Business Day (A) to the Lockbox Transfer Account and, within one Business Day thereafter from the Lockbox Transfer Account into the Collection Account or (B) directly into the Collection Account, in each case, immediately after such funds have been identified, cleared and become available in accordance with the policies of the Lockbox Account Bank:

(i) all payments on account of Monthly Lease Payments, Monthly Loan Payments and, so long as an Early Amortization Event has occurred and is continuing, Excess Cashflow;

(ii) all payments of other amounts payable by the Obligors on the Leases and the Mortgage Loans, including without limitation Yield Maintenance Premiums;

(iii) all Property Insurance Proceeds and Condemnation Proceeds (other than proceeds paid to the related Borrower or Tenant as required by Loan

Documents or Lease Documents, as applicable, proceeds applied to the restoration or remediation of property or otherwise in accordance with the Servicing Standard) and all Liquidation Proceeds;

(iv) all cash proceeds from the release or substitution of any Mortgage Loan or Mortgaged Property to the extent not deposited into the Release Account; and all cash proceeds from the release or substitution of any Mortgage Loan or Mortgaged Property transferred from the Release Account to the Collection Account pursuant to Section 3.05(b) and all proceeds representing earnings on investments in the Release Account (including interest on any Permitted Investments) made with such proceeds;

(v) any amounts required to be deposited into the Collection Account pursuant to Section 3.07(b) in connection with losses resulting from a deductible clause in a blanket hazard insurance policy;

(vi) any amounts received on account of payments under the Guaranties, the Purchase and Sale Agreements, the Performance Undertakings or the Environmental Indemnity Agreements; and

(vii) any other amounts required to be so deposited under this Agreement.

The Property Manager shall not make any withdrawals from the Collection Account except in accordance with this Section 3.04 and Section 3.05(a) hereof. The Collection Account shall be maintained as a segregated account, separate and apart from trust funds created for certificates, bonds or notes of other series serviced by and the other accounts of the Property Manager.

Upon receipt of any of the amounts described above with respect to any Specially Serviced Asset, the Special Servicer shall promptly but in no event later than the second Business Day after receipt, remit such amounts to the Property Manager for deposit into the Collection Account in accordance with the first paragraph of this Section 3.04(a), unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item should not be deposited therein because of a restrictive endorsement or other reasonably appropriate reason. The Property Manager shall not deposit into the Collection Account any collections allocated to Companion Loans, any Additional Servicing Compensation, amounts received on account of Excess Cashflow (so long as no Early Amortization Event has occurred and is continuing), Sales Tax Deposits, Escrow Payments, Lease Security Deposits, amounts received as reimbursement for any cost paid by the Issuers as lessors or lenders under the Leases or Mortgage Loans, as applicable, amounts collected by or on behalf of the Issuers and held in escrow or impound as lenders or lessors to pay future obligations or other amounts specified herein.

With respect to any such amounts paid by check to the order of the Special Servicer, the Special Servicer shall endorse such check to the order of the Property Manager and shall deliver promptly, but in no event later than one (1) Business Day after receipt, any such check to the Property Manager by overnight courier, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item cannot be so endorsed and delivered because of a restrictive endorsement or other reasonably appropriate reason. The funds held in the Collection Account may be held as cash or invested in Permitted Investments in accordance with the provisions of Section 3.06(a). Any interest or other income earned on funds in the Collection Account will be added to the Available Amount.

(b) The Property Manager shall establish and maintain at a bank designated by the Indenture Trustee a segregated account in the name of the Indenture Trustee for the deposit of cash proceeds from the sale of any Mortgage Loan or Mortgaged Property (the “Release Account”). The Release Account shall be an Eligible Account. The funds held in the Release Account may be held as cash or invested in Permitted Investments in accordance with the provisions of Section 3.06(b). The Release Account and the amounts on deposit therein will be pledged to the Indenture Trustee under the Indenture. The Property Manager will deposit or cause to be deposited in the Release Account, on the date of receipt, any cash proceeds from the sale of any Mortgage Loan or Mortgaged Property.

Section 3.05. Withdrawals From the Collection Account and the Release Account.

(a) If the Property Manager is Spirit Finance, then the Indenture Trustee shall make withdrawals upon the written direction of the Property Manager from the Collection Account (i) on each Remittance Date, for delivery by wire transfer of immediately available funds for deposit into the Payment Account, of the Available Amount for application by the Indenture Trustee to make payments in accordance with the priorities set forth pursuant to Section 2.1l(b) of the Indenture, (ii) on any date, to pay any Emergency Property Expenses (pursuant to Section 3.03(e)) and (iii) on any date, to remove amounts deposited in the Collection Account in error. If the Property Manager is an entity other than Spirit Finance, then the Property Manager shall make withdrawals from the Collection Account (i) on each Remittance Date, for delivery by wire transfer of immediately available funds for deposit into the Payment Account, of the Available Amount for application by the Indenture Trustee to make payments in accordance with the priorities set forth pursuant to Section 2.11(b) of the Indenture, (ii) on any date, to pay the Property Management Fee, the Back-Up Fee, any Special Servicing Fees, any Liquidation Fees and any Workout Fees (each, pursuant to Section 3.11), (iii) on any date, to reimburse the Property Manager or the Back-Up Manager for any Property Protection Advances and Advance Interest thereon as provided in Section 3.03(d), (iv) on any date, to pay any Emergency Property Expenses (pursuant to Section 3.03(e)) or (v) on any date, to remove amounts deposited in the Collection Account in error. Except as provided in Section 3.04(a), no other amounts may be withdrawn from the Collection Account by the Property Manager.

(b) Amounts deposited in the Release Account (including Net Investment Earnings on funds on deposit therein) shall be applied by the Property Manager (or the Indenture Trustee based on the instructions of the Property Manager if the Property Manager is Spirit Finance), first, to reimburse the Property Manager, the Special Servicer and the Back-Up Manager any amounts owed with respect to unreimbursed Extraordinary Expenses, Property Protection Advances and Advance Interest thereon and Emergency Property Expenses related to such Mortgage Loan; Lease or Mortgaged Property and to pay the expenses related to such release and, second, either to acquire Qualified Substitute Mortgage Loans or Qualified Substitute Mortgaged Properties within twelve months following the release of such Mortgage Loan or Mortgaged Property or to make Unscheduled Principal Payments in reduction of the principal of the Notes. Any amounts remaining in the Release Account following the twelve month period from the related Release shall be transferred as Unscheduled Proceeds into the Collection Account and applied as Unscheduled Principal Payments on the following Payment Date. During the continuance of an Early Amortization Event, all amounts in the Release Account shall be deposited as Unscheduled Proceeds into the Collection Account and will be included in the Available Amount on the following Payment Date.

Section 3.06. Investment of Funds in the Collection Account and the Release Account.

(a) The Property Manager shall direct any institution maintaining the Collection Account to invest the funds held therein in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, not later than the Business Day immediately preceding the next succeeding Remittance Date, which may be in the form of a standing direction.

(b) The Property Manager may direct any institution maintaining the Release Account to invest the funds held therein in one or more specific Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, not later than the Business Day immediately preceding the day such amounts are required to be distributed pursuant to Section 3.05(b), which may be in the form of a standing direction.

(c) The Property Manager may direct any institution maintaining the Servicing Accounts with respect to Lease Security Deposits to invest the funds held therein in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, not later than the Business Day immediately preceding the day such amounts are required to be distributed pursuant to the related Lease and this Agreement, which may be in the form of a standing direction.

(d) [Reserved]

(e) All Permitted Investments in the Collection Account, the Release Account and the Servicing Accounts shall be held to maturity, unless payable on demand. Any investment of funds in the Collection Account, the Release Account and the Servicing Accounts shall be made in the name of the Indenture Trustee (in its capacity as such). The Property Manager shall promptly deliver to the Indenture Trustee, and the Indenture Trustee shall maintain continuous possession of, any Permitted Investment that is either (i) a “certificated security,” as such term is defined in the Uniform Commercial Code, or (ii) other property in which a secured party may perfect its security interest by possession under the Uniform Commercial Code or any other applicable law. If amounts on deposit in the Collection Account, the Release Account or the Servicing Accounts are at any time invested in a Permitted Investment payable on demand, the Property Manager shall:

(i) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature thereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

(ii) demand payment of all amounts due thereunder promptly upon determination by the Property Manager that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Collection Account, the Release Account or the Servicing Accounts, as applicable.

(f) Interest and investment income realized on funds deposited in the Collection Account and, if applicable, the Release Account, to the extent of the Net Investment Earnings, if any, for each Collection Period, shall be deposited to the Collection Account and added to the Available Amount for such Collection Period. Notwithstanding the investment of funds held in the Collection Account, for purposes of the calculations hereunder, including the calculation of the Available Amount, the amounts so invested shall be deemed to remain on deposit in the Collection Account. Except as provided in Section 5.03(a), the Property Manager shall have no liability for any investment of funds in the Collection Account, the Release Account or Servicing Account.

(g) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Property Manager may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

Section 3.07. Maintenance of Insurance Policies; Errors and Omissions and Fidelity Coverage.

(a) The Property Manager (other than with respect to Specially Serviced Assets) and the Special Servicer (with respect to Specially Serviced Assets) shall use reasonable efforts in accordance with the Servicing Standard to cause the related Obligor to maintain for each Mortgaged Property all insurance coverage as is required under the terms of such Lease or Mortgage Loan, as applicable (including for the avoidance of doubt, any Environmental Policy); provided, that if and to the extent that any such Lease permits the lessor thereunder any discretion (by way of consent, approval or otherwise) as to the insurance coverage that the related Obligor is required to maintain, the Properly Manager or the Special Servicer, as the case may be, shall exercise such discretion in a manner consistent with the Servicing Standard, with a view towards requiring insurance comparable to that required under other similar Leases or Mortgage Loans with express provisions governing such matters; and provided, further, that, if and to the extent that a Lease or Mortgage Loan so permits, the related Obligor shall be required to obtain the required insurance coverage from Qualified Insurers that have a claims-paying ability rated at least “A:VIII” by A.M. Best’s Key Rating Guide. If such Obligor does not maintain the required insurance or, with respect to any Environmental Policy in place as of the related Series Closing Date or Transfer Date, the Property Manager will itself cause such insurance to be maintained with Qualified Insurers; provided, that the Property Manager shall not be required to maintain such insurance if the Indenture Trustee (as mortgagee of record on behalf of the Noteholders) does not have an insurable interest or the Property Manager has determined (in its reasonable judgment in accordance with the Servicing Standard) that either (i) such insurance is not available at a commercially reasonable rate and the subject hazards are at the time not commonly insured against by prudent owners of properties similar to the Mortgaged Property located in or around the region in which such Mortgaged Property is located or (ii) such insurance is not available at any rate. Subject to Section 3.17(b), the Special Servicer shall also use reasonable efforts to cause to be maintained for each REO Property no less insurance coverage than was previously required of the Obligor under the related Mortgage or Lease and at a minimum, (i) hazard insurance with a replacement cost rider and (ii) comprehensive general liability insurance, in each case, in an amount customary for the type and geographic location of such REO Property and consistent with the Servicing Standard; provided, that all such insurance shall be obtained from Qualified Insurers that, if they are providing casualty insurance, shall have a claims-paying ability rated at least “A-:VIII” by A.M. Best’s Key Rating Guide. The cost of any such insurance coverage obtained by either the Property Manager or the Special Servicer shall be a Property Protection Advance to be paid by the Property Manager. All such insurance policies shall contain (if they insure against loss to property) a “standard” mortgagee clause, with loss payable to the Property Manager, as agent of and for the account of the applicable Issuer and the Indenture Trustee; and shall be issued by an insurer authorized under applicable law to issue such insurance. Any amounts collected by the Property Manager or the Special Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts to be released to the related Tenant, in each case in accordance with the Servicing Standard) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 2.11 of the Indenture.

(b) The Property Manager or Special Servicer may satisfy its obligations under Section 3.07(a) by obtaining, maintaining or causing to be maintained a blanket or forced place insurance policy. If applicable, the Property Manager or the Special Servicer shall obtain and maintain, or cause to be obtained and maintained on behalf of each applicable Issuer, a master forced place insurance policy or a blanket policy (or an endorsement to an existing policy) insuring against hazard losses (not otherwise insured by a Tenant or Borrower due to a default by such Tenant or Borrower under the insurance covenants of its Lease or Mortgage Loan or because a Tenant or Borrower permitted to self-insure fails to pay for casualty losses) on the applicable Mortgaged Properties that it is required to service and administer, which policy shall (i) be obtained from a Qualified Insurer having a claims-paying ability rated at least “A:VIII” by A.M. Best’s Key Rating Guide and at least “A” by S&P, and (ii) provide protection equivalent to the individual policies otherwise required under Section 3.07(a). The Property Manager and the Special Servicer shall bear the cost of any premium payable in respect of any such blanket policy (other than blanket policies specifically obtained for Mortgaged Properties or REO Properties) without right of reimbursement; provided, that if the Property Manager or the Special Servicer, as the case may be, causes any Mortgaged Property or REO Property to be covered by such blanket policy, the incremental costs of such insurance applicable to such Mortgaged Property or REO Property shall constitute, and be reimbursable as, a Property Protection Advance to the extent that, except with respect to an REO Property, such blanket policy provides insurance that the related Borrower or Tenant, as applicable, has failed to maintain. If the Property Manager or Special Servicer, as applicable, causes any Mortgaged Property or REO Property to be covered by a force-placed insurance policy, the incremental costs of such insurance applicable to such Mortgaged Property or REO Property (i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgaged Property or REO Property is covered thereby) shall be paid as a Property Protection Advance. Such policy may contain a deductible clause (not in excess of a customary amount) in which case the Property Manager or the Special Servicer, as appropriate, shall, if there shall not have been maintained on the related Mortgaged Property or REO Property a hazard insurance policy complying with the requirements of Section 3.07(a) and there shall have been one or more losses that would have been covered by such policy, promptly deposit into the Collection Account from its own funds the amount not otherwise payable under the blanket policy in connection with such loss or losses because of such deductible clause. The Property Manager or the Special Servicer, as appropriate, shall prepare and present, on behalf of itself, the Indenture Trustee and the applicable Issuer, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Any payments on such policy shall be made to the Property Manager as agent of and for the account of the applicable Issuer, the Noteholders and the Indenture Trustee.

(c) Each of the Property Manager, the Special Servicer and the Back-Up Manager shall at all times during the term of this Agreement (or, in the case of the Special Servicer, at all times during the term of this Agreement in which Specially Serviced Assets exist as part of the Collateral) keep in force with a Qualified Insurer having a claims paying ability rated at least “A:VIII” by A.M. Best’s Key Rating Guide and at least “A” by S&P, a fidelity bond in such form and amount as would not adversely affect any rating assigned by any Rating Agency to the Notes without giving effect to any Insurance Policy (as evidenced in writing from each Rating Agency). Each of the Property Manager and the Special Servicer shall be deemed to have complied with the foregoing provision if an Affiliate thereof has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Property Manager or the Special Servicer, as the case may be. Such fidelity bond shall provide that it may not be canceled without ten (10) days’ prior written notice to the Issuers and each Insurer.

Each of the Property Manager, the Special Servicer and the Back-up Manager shall at all times during the term of this Agreement (or, in the case of the Special Servicer, at all times during the term of this Agreement in which Specially Serviced Assets exist as part of the Collateral) also keep in force with a Qualified Insurer having a claims-paying ability rated at least “A: VIII” by A.M. Best’s Key Rating Guide and at least “A” by S&P, a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers, employees and agents in connection with its servicing obligations hereunder, which policy or policies shall name the Indenture Trustee as an additional insured and shall be in such form and amount as would not adversely affect any rating assigned by any Rating Agency to the Notes without giving effect to any Insurance Policy (as evidenced in writing from each Rating Agency). Each of the Property Manager and the Special Servicer shall be deemed to have complied with the foregoing provisions if an Affiliate thereof has such insurance and, by the terms of such policy or policies, the coverage afforded thereunder extends to the Property Manager or the Special Servicer, as the

case may be. Any such errors and omissions policy shall provide that it may not be canceled without ten (10) days’ prior written notice to the Issuers and each Insurer.

Each of the Property Manager and the Special Servicer shall at all times during the term of this Agreement (or, in the case of the Special Servicer, at all times during the term of this Agreement in which Specially Serviced Assets exist as part of the Collateral) also, on behalf of the Issuers, keep in force with a Qualified Insurer having a claims-paying ability rated at least “A:VIII” by A.M. Best’s Key Rating Guide and at least “A” by S&P, a lessor’s general liability insurance policy or policies, which policy or policies shall be in such form and amount as would not adversely affect any rating assigned by any Rating Agency to the Notes without giving effect to any Insurance Policy (as evidenced in writing from each Rating Agency). Any such general liability insurance policy shall provide that it may not be canceled without ten (10) days’ prior written notice to the Issuers, each Insurer and the Indenture Trustee. Any payments on such policy shall be made to the Property Manager as agent of and for the account of any applicable Issuer and the Indenture Trustee.

If the Property Manager (or its corporate parent), the Special Servicer (or its corporate parent) or the Back-Up Manager (or its corporate parent), as applicable, are rated not lower than “A2” by Moody’s, “A” by S&P and “A” by Fitch (or each Insurer consents in writing), the Property Manager, the Special Servicer or the Back-Up Manager, as applicable, may self-insure with respect to any insurance coverage or fidelity bond coverage required hereunder, in which case it shall not be required to maintain an insurance policy with respect to such coverage; provided, that Spirit Finance may not self-insure with respect to any such insurance coverage or fidelity bond.

Section 3.08. Enforcement of Alienation Clauses; Consent to Assignment.

With respect to those Leases and Mortgage Loans it is obligated to service hereunder, each of the Property Manager and the Special Servicer, on behalf of the Issuers and the Indenture Trustee for the benefit of the holders of the Notes and the Insurers, shall enforce the restrictions contained in the related Lease and Mortgage Loans or in any other document in the related Lease File or Loan File on transfers or further encumbrances of the related Mortgaged Property and Mortgage Loan and on transfers of interests in the related Tenant, unless it has determined, consistent with the Servicing Standard, that waiver of such restrictions would be in accordance with the Servicing Standard. After having made any such determination, the Property Manager or the Special Servicer, as the case may be, shall deliver to the Indenture Trustee (and the Property Manager in the case of the Special Servicer) an Officer’s Certificate setting forth the basis for such determination. In connection with any assignment or sublet by a Tenant of its interest under a Lease, the applicable Issuer shall not take any action to release such Tenant from its obligations under such Lease unless a new Tenant approved by such Issuer assumes the obligations under such Lease and any applicable requirements set forth in the applicable Lease have been satisfied.

Section 3.09. Realization Upon Specially Serviced Assets.

(a) If the Special Servicer has determined, in its good faith and reasonable judgment, that any material default related to a Specially Serviced Asset will not be cured by the related Obligor, the Special Servicer will be required to evaluate the possible alternatives available in accordance with the Servicing Standard and this Agreement with respect to such Specially Serviced Asset. Such alternatives may include, among other things, modification or restructuring of the related Mortgage Loan or Lease, sale or exchange of the related Mortgage Loan or Mortgaged Property in accordance with Section 3.18 or the enforcement of remedies available under the related Mortgage Loan or Lease in accordance with Section 3.19, including foreclosure of the Mortgage Loan or eviction of the Tenant, as applicable, and the re-leasing of the related Mortgaged Property. Subject to all other provisions and limitations set forth herein, the Special Servicer shall take such actions with respect to each Specially Serviced Asset as it determines in accordance with the Servicing Standard, acting in the best interests of the applicable Issuer, the Noteholders and the Insurers. If the Property Manager re-leases any Mortgaged Property, the Property Manager shall deliver to the Indenture Trustee and the Issuers an amended Exhibit A-l reflecting the addition of such Lease to the Collateral Pool. If the Lease has not been assumed and the related Mortgaged Property has not been sold or re-leased within 24 months of the related Lease becoming a Specially Serviced Asset, the Series 2005-1 Insurer may, upon written notice; require the Special Servicer to sell such Mortgaged Property in accordance with Section 3.18 and the cash proceeds will be applied pursuant to Section 3.05.

(b) Upon the request of the Special Servicer, the Property Manager shall pay, as Property Protection Advances or Emergency Property Expenses, as applicable, in accordance with Section 3.17(c), all costs and expenses (other than costs or expenses that would, if incurred, constitute a Nonrecoverable Property Protection Advance) incurred in connection with each Specially Serviced Asset, and shall be entitled to reimbursement therefor as provided in Section 2.11 of the Indenture. If and when the Property Manager or the Special Servicer deems it necessary and prudent for purposes of establishing the Fair Market Value of any Mortgaged Property related to a Specially Serviced Asset, the Special Servicer or the Property Manager, as the case may be, is authorized to have an appraisal done by an Independent MAI- designated appraiser or other expert (the cost of which appraisal shall constitute a Property Protection Advance).

(c) Notwithstanding anything to the contrary contained herein, neither the Property Manager nor the Special Servicer shall, on behalf of the applicable Issuer, obtain title to a Mortgaged Property that secures a Mortgage Loan by deed in lieu of foreclosure or otherwise, or take any other action with respect to any Mortgaged Property that secures a Mortgage Loan, if, as a result of any such action, the applicable Issuer or the Indenture Trustee could, in the reasonable judgment of the Property Manager or the Special Servicer, as the case may be, made in accordance with the Servicing Standard and which shall be based on Opinions of Counsel, be considered to hold title to, to be a “mortgagee-in-possession” of, or to be an “owner” or “operator” of such Mortgaged Property within the meaning of CERCLA or any comparable law, unless:

(i) the Property Manager or the Special Servicer, as the case may be, has previously determined in accordance with the Servicing Standard, based on (x) a Phase I

Environmental Assessment or comparable environmental assessment (and any additional environmental testing, investigation or analysis that the Property Manager or the Special Servicer, as applicable, deems necessary and prudent) of such Mortgaged Property conducted by an Independent Person who regularly conducts such environmental testing, investigation or analysis, or (y) any environmental testing, investigation and/or analysis conducted in connection with any related Environmental Policy, and performed during the twelve-month period preceding any such acquisition of title or other action and in each case after consultation with an environmental expert, that:

(A) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that it would maximize the recovery to the applicable Issuer on a present value basis (the relevant discounting of anticipated collections to be performed at the relevant interest rate for the applicable Mortgage Loan or the capitalization rate used in respect of the Lease for any Mortgaged Property) to acquire title to or possession of the Mortgaged Property and to effect such compliance, which determination shall take into account any coverage afforded under any related Environmental Policy with respect to such Mortgaged Property; and

(B) there are no circumstances or conditions present at the Mortgaged Property relating to the use, management or disposal of Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any currently applicable environmental laws and regulations or, if such circumstances or conditions are present for which any such action could reasonably be expected to be required, that it would maximize the recovery to the applicable Issuer on a present value basis (the relevant discounting of anticipated collections to be performed at the relevant interest rate for the applicable Mortgage Loan or the capitalization rate used in respect of the Lease for any Mortgaged Property) to acquire title to or possession of the Mortgaged Property and to take such actions, which determination shall take into account any coverage afforded under any related Environmental Policy with respect to such Mortgaged Property; and

(ii) if the Property Manager or the Special Servicer, as applicable, has determined that the Mortgaged Property is not in compliance with applicable environmental laws or regulations, or that any such circumstances or conditions described in clause (i)(B) above are present at the Mortgaged Property, it shall have notified the Indenture Trustee in writing that it has determined that the applicable Issuer or the Indenture Trustee could not reasonably be considered to be a potentially responsible party (which determination may be based on an Opinion of Counsel the cost of which shall be a Property Protection Advance).

(d) Any such determination by the Property Manager or the Special Servicer shall be evidenced by an Officer’s Certificate to such effect delivered to the Indenture Trustee, the Controlling Parties and, in the case of the Special Servicer, the Property Manager, specifying all of the bases for such determination, such Officer’s Certificate to be accompanied by all related environmental reports. The Property Manager or the Special Servicer, as appropriate, shall undertake reasonable efforts to make the determination referred to in clause (ii) immediately above, and may conclusively rely on any related environmental assessments referred to above in making such determination. The cost of any such environmental assessments, additional environmental testing and remedial, corrective or other further action contemplated by clause (i)(A) and clause (i)(B) immediately above, shall be reimbursed, to the extent not paid by an Environmental Insurer or other party with liability for such amounts, to the Property Manager or the Special Servicer from the Collection Account as a Property Protection Advance pursuant to Section 3.05, subject to Section 5.03.

(e) If the environmental testing contemplated by Section 3.09(c) above establishes that any of the conditions set forth in Section 3.09(c)(i)(A) and (i)(B) immediately above have not been satisfied with respect to any Mortgaged Property, the Property Manager or Special Servicer, as applicable, shall take such action as is in accordance with the Servicing Standard and, at such time as it deems appropriate, may, on behalf of the applicable Issuer and the Indenture Trustee, release all or a portion of such Mortgaged Property from the lien of the related Mortgage; provided, that prior to the release of all or a portion of the related Mortgaged Property from the lien of the related Mortgage, (i) the Property Manager or the Special Servicer, as applicable, shall have notified the Indenture Trustee in writing of its intention to so release all or a portion of such Mortgaged Property, (ii) the Indenture Trustee shall have notified the Controlling Parties in writing of the intention to so release all or a portion of such Mortgaged Property and (iii) the Series 2005-1 Insurer has not objected to such release within 30 days of the distribution of the last of such notices.

(f) The Property Manager or the Special Servicer, as applicable, shall report to the Indenture Trustee, the Property Manager (if applicable) and the Insurers monthly in writing as to any actions taken by such party with respect to any Mortgaged Property as to which the environmental testing contemplated in Section 3.09(c) has revealed that any of the conditions set forth in the first sentence of either Section 3.09(c)(i)(A) or (i)(B) have not been satisfied, in each case until such matter has been resolved.

(g) The Special Servicer shall have the right to determine, in accordance with the Servicing Standard, the advisability of seeking to obtain a deficiency judgment if the state in which the Collateral securing a Specially Serviced Mortgage Loan is located and the terms of the Mortgage Loan permit such an action and shall, in accordance with the Servicing Standard, seek such deficiency judgment if it deems advisable.

(h) The Special Servicer shall prepare and file the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050J and 6050P of the Code and promptly deliver to the Insurers and the Indenture Trustee an Officer’s Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050J and 6050P of the Code.

(i) All sales of Mortgaged Properties pursuant to this Section 3.09 shall be conducted in accordance with the provisions of Section 3.18 and Article VII as applicable.

(j) Unless the Series 2005-1 Controlling Party or the Series 2005-1 Insurer provides written notice of an approval or objection with respect to any action proposed by the Property Manager, the Special Servicer or the Back-Up Manager pursuant to this Section 3.09, Section 3.18 or as otherwise provided herein within 30 days after the related request for approval or consent is given to the Series 2005-1 Controlling Party or to the Series 2005-1 Insurer, such approval or consent shall be deemed to have been denied by the Series 2005-1 Controlling Party or the Series 2005-1 Insurer, as applicable. Notwithstanding the foregoing, the Special Servicer may take action prior to the lapse of either such 30-day period or at any other time without the consent of the Series 2005-1 Controlling Party or the Series 2005-1 Insurer if it determines, in accordance with the Servicing Standard, that such action is required by the Servicing Standard in order to avoid a material adverse effect on the Noteholders and is in the nature of an emergency.

Section 3.10. Issuers, Custodian and Indenture Trustee to Cooperate; Release of Lease Files and Loan Files.

(a) If from time to time, and as appropriate for servicing of any Mortgage Loan, Lease, assumption of a Lease, modification of a Lease or the re-lease or sale of any Mortgaged Property, the Property Manager or the Special Servicer shall otherwise require the use of any Lease File or Loan File, as applicable (or any portion thereof), the Custodian, upon request of the Property Manager and receipt from the Property Manager of a Request for Release in the form of Exhibit B attached hereto signed by a Servicing Officer thereof, or upon request of the Special Servicer and receipt from the Special Servicer of a Request for Release in the form of Exhibit C attached hereto, shall release such Lease File or Loan File, as applicable (or portion thereof), to the Property Manager or the Special Servicer, as the case may be. Upon return of such Lease File or Loan File, as applicable (or portion thereof), to the Custodian, or upon the Special Servicer’s delivery to the Indenture Trustee of an Officer’s Certificate stating that (i) such Lease or Mortgage Loan has been liquidated and all amounts received or to be received in connection with such Lease or Mortgage Loan are required to be deposited into the Collection Account pursuant to Section 3.04(a) have been or will be so deposited or (ii) such Mortgaged Property has been sold, a copy of the Request for Release shall be released by the Indenture Trustee to the Property Manager or the Special Servicer, as applicable.

(b) Within seven (7) Business Days of the Special Servicer’s request therefor (or, if the Special Servicer notifies the Issuers, the Insurers and the Indenture Trustee of an exigency, within such shorter period as is reasonable under the circumstances), each of the applicable Issuer and the Indenture Trustee shall execute and deliver to the Special Servicer, in the form supplied to the applicable Issuer and the Indenture Trustee by the Special Servicer, any court pleadings, leases, sale documents or other documents reasonably necessary to the re-lease, foreclosure or sale in respect of any Mortgage Loan or Mortgaged Property or to any legal action brought to obtain judgment against any Obligor on the related Lease or Mortgage Loan or to obtain a judgment against an Obligor, or to enforce any other remedies or rights provided by the Lease or Mortgage Loan or otherwise available at law or in equity or to defend any legal action or counterclaim filed against the applicable Issuer, the Property Manager or the Special Servicer; provided, that each of the applicable Issuer and the Indenture Trustee may alternatively execute and deliver to the Special Servicer, in the form supplied to the applicable Issuer and the Indenture Trustee by the Special Servicer, a limited power of attorney substantially in the form of Exhibit D issued in favor of the Special Servicer and empowering the Special Servicer to execute and deliver any or all of such pleadings or documents on behalf of the applicable Issuer or the Indenture Trustee, as the case may be; provided, however, that neither the applicable Issuer nor the Indenture Trustee shall be held liable for any misuse of such power of attorney by the Special Servicer. Together with such pleadings or documents (or such power of attorney empowering the Special Servicer to execute the same on behalf of the applicable Issuer and the Indenture Trustee), the Special Servicer shall deliver to each of the applicable Issuer and the Indenture Trustee an Officer’s Certificate requesting that such pleadings or documents (or such power of attorney empowering the Special Servicer to execute the same on behalf of the applicable Issuer or the Indenture Trustee, as the case may be) be executed by the applicable Issuer or the Indenture Trustee and certifying as to the reason such pleadings or documents are required.

(c) Upon the payment in full of any Mortgage Loan, or the receipt by the Property Manager of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Property Manager shall promptly notify the Insurers, the Custodian and the Indenture Trustee by a certification (which certification shall be in the form of a Request for Release in the form of Exhibit B attached hereto, shall be accompanied by the form of any necessary release or discharge and shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.04(a) have been or will be so deposited) of a Servicing Officer (a copy of which certification shall be delivered to the Special Servicer) and shall request delivery to it and release of the related Loan File. Upon receipt of such certification and request, the Custodian shall promptly cause the release of the related Loan File to the Property Manager and the Indenture Trustee shall deliver to the Property Manager such release or discharge, duly executed. Except customary fees and expenses, no expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or to the Indenture Trustee.

Section 3.11. Servicing Compensation; Interest on Property Protection Advances.

(a) As compensation for its activities hereunder, the Property Manager shall be entitled to receive the Property Management Fee with respect to each Mortgaged Property and Mortgage Loan included in the Collateral Pool. As to each such Mortgaged Property and Mortgage Loan included in the Collateral Pool, the Property Management Fee shall accrue at the related Property Management Fee Rate on the basis of the Collateral Value of each such Mortgaged Property and Mortgage Loan and shall be calculated with respect to each Mortgage Loan on the same basis as interest accrues on such Mortgage Loan and with respect to each Mortgaged Property on a 30/360 Basis. The right to receive the Property Management Fee may not be transferred in whole or in part except in connection with the transfer of all of the Property Manager’s responsibilities and obligations under this Agreement. Earned but unpaid Property Management Fees shall be payable monthly out of general collections on deposit in the Collection Account pursuant to Section 3.05 and Section 2.11 of the Indenture.

(b) Subject to the last sentence of Section 3.11(d), on each Remittance Date, the Property Manager shall be entitled to receive: (i) all returned check fees, assumption,

modification and similar fees and late payment charges from Obligors with respect to Mortgaged Properties, Leases and Mortgage Loans that are not Specially Serviced Assets; and (ii) any default interest collected on a Mortgaged Property, Lease or Mortgage Loan, but only to the extent that (x) such default interest is allocable to the period (not to exceed 60 days) when such Mortgaged Property, Lease or Mortgage Loan did not constitute a Specially Serviced Asset and (y) such default interest is not allocable to cover interest payable to the Property Manager or the Back-Up Manager with respect to any Property Protection Advances made in respect of such Mortgage Loan, Lease or Mortgaged Property (collectively, the “Property Manager Additional Servicing Compensation”).

(c) As compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Special Servicing Fee with respect to each Specially Serviced Asset. As to each Specially Serviced Asset, the Special Servicing Fee shall accrue from time to time at the Special Servicing Fee Rate on the basis of the Collateral Value of such Specially Serviced Asset and shall be calculated with respect to each Specially Serviced Mortgage Loan on the same basis as interest accrues on such Specially Serviced Mortgage Loan and with respect to each Mortgaged Property related to a Specially Serviced Lease on a 30/360 Basis. The Special Servicing Fee with respect to any Specially Serviced Asset shall cease to accrue if (i) the related Mortgaged Property is sold or exchanged for a Qualified Substitute Mortgaged Property or such Specially Serviced Mortgage Loan is sold or exchanged for a Qualified Substitute Mortgage Loan, as applicable, or (ii) such Specially Serviced Asset becomes a Corrected Lease or a Corrected Mortgage Loan, as applicable, or (iii) such Specially Serviced Asset becomes a Liquidated Lease or liquidated Mortgage Loan, as applicable. Earned but unpaid Special Servicing Fees shall be payable monthly out of collections on deposit in the Collection Account pursuant to Section 3.05 hereof and Section 2.11 of the Indenture.

The Special Servicer’s right to receive the Special Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer’s responsibilities and obligations under this Agreement.

(d) Subject to the last sentence of this Section 3.1 l(d), on each Payment Date, the Special Servicer shall be entitled to receive: (i) all returned check fees, assumption, modification and similar fees and late payment charges received on or with respect to the Specially Serviced Assets; and (ii) any default interest collected on a Specially Serviced Asset (to the extent that such default interest is not allocable to cover interest payable to the Property Manager or Back-Up Manager with respect to any Property Protection Advances made in respect of the related Mortgage Loan, Lease or Mortgaged Property) as additional servicing compensation out of funds available for such purpose pursuant to Section 2.11 of the Indenture (collectively, the “Special Servicer Additional Servicing Compensation”). Notwithstanding the foregoing, if the Special Servicer is terminated at a time when no Servicer Replacement Event existed with respect to the Special Servicer and such Special Servicer was servicing or administering any Specially Serviced Assets as of the date of such termination, and such servicing or administration had been continuing for at least two (2) months, then the terminated Special Servicer will be entitled to 50% of all modification fees earned by its successor with respect to such Specially Serviced Assets during the 12-month period following the date of such termination.

(e) As and to the extent permitted by Section 2.11 of the Indenture, the Property Manager and the Back-Up Manager shall each be entitled to receive Advance Interest on the amount of each Property Protection Advance made thereby for so long as such Property Protection Advance is outstanding. The Property Manager and the Back-Up Manager shall be reimbursed for Property Protection Advances from funds available for such purpose pursuant to Section 3.03(d), in accordance with Section 3.05(a) and (b), and Section 2.11 of the Indenture.

The Property Manager and the Special Servicer shall each be required to pay all ordinary expenses incurred by it in connection with its servicing activities under this Agreement, including fees of any subservicers retained by it. In addition, the Property Manager and the Special Servicer shall not be reimbursed for its own internal costs and expenses and overhead expenses, such as office space expenses, office equipment costs, supply costs or employee salaries or related costs and expenses.

(f) A Workout Fee shall be payable to the Special Servicer with respect to each Corrected Mortgage Loan or Corrected Lease. As to each such Corrected Mortgage Loan or Corrected Lease, the Workout Fee will be payable out of, and shall be calculated by application of the Workout Fee Rate to, each collection of rents, interest (other than Default Interest) and principal (including scheduled payments, prepayments, Balloon Payments and payments at maturity) received on such Mortgage Loan or Lease, as applicable, so long as it remains a Corrected Lease or Corrected Mortgage Loan; provided, that no Workout Fee shall be payable from, or based upon the receipt of, Liquidation Proceeds collected in connection with (i) the purchase of any Specially Serviced Mortgage Loan, Mortgaged Property related to any Specially Serviced Lease or REO Property by the Property Manager or the Special Servicer or (ii) the repurchase of any Specially Serviced Mortgage Loan or Mortgaged Property related to any Specially Serviced Lease by the Originator or Support Provider due to a Collateral Defect within the period provided to the Originator and Support Provider to cure such Collateral Defect. In addition, no Workout Fee shall be payable with respect to any Corrected Mortgage Loan or Corrected Lease if and to the extent (i) such Mortgage Loan again becomes a Specially Serviced Mortgage Loan under clause (b) of the definition of “Specially Serviced Mortgage Loan” or the Lease again becomes a Specially Serviced Lease under clause (b) of the definition of “Specially Serviced Lease” and (ii) no default under the Mortgage Loan or Lease, as applicable, actually occurs, or if such default has occurred, it is cured within the 60 days provided in such clauses; provided, that a new Workout Fee will become payable if and when such Mortgage Loan or Lease again ceases to be a Specially Serviced Asset. If the Special Servicer is terminated (with or without cause) or resigns with respect to any or all of its servicing duties, it shall retain the right to receive any and all Workout Fees payable with respect to the Corrected Mortgage Loans or Corrected Leases during the period that it had responsibility for servicing Specially Serviced Assets (and the successor Special Servicer shall not be entitled to any portion of such Workout Fees), in each case until the Workout Fee for any such Corrected Mortgage Loan or Corrected Lease ceases to be payable in accordance with the preceding sentence. If the Special Servicer is terminated for any reason or resigns as Special Servicer hereunder, and prior to such resignation or termination, such Specially Serviced Asset would have been a Corrected Mortgage Loan or Corrected Lease but for the related Borrower or Tenant, as applicable, having made three full and consecutive Monthly Payments as provided in the Lease Documents or Loan Documents, then such terminated or resigning Special Servicer shall be entitled to all, and the Successor

Special Servicer shall be entitled to none, of the Workout Fee payable in connection with such Specially Serviced Asset after it actually becomes a Corrected Mortgage Loan or Corrected Lease, as applicable.

(g) A Liquidation Fee shall be payable to the Special Servicer with respect to (i) each Mortgage Loan or Mortgaged Property repurchased by the related Originator or the Support Provider due to a Collateral Defect if purchased after the applicable cure period, (ii) any Specially Serviced Asset as to which the Special Servicer obtains a full, partial or discounted payoff from the related Borrower of a Mortgage Loan or for some or all of the Collateral Value from the Mortgaged Property related to a Lease from the Tenant, or (iii) any Specially Serviced Asset or REO Property as to which the Special Servicer recovers any Liquidation Proceeds; provided, that no Liquidation Fee shall be payable from, or based upon the receipt of, Liquidation Proceeds collected in connection with the purchase of any Specially Serviced Mortgage Loan, Mortgaged Property related to any Specially Serviced Lease or REO Property by the Property Manager or the Special Servicer. As to each such Mortgage Loan or Lease repurchased by the related Originator or the Support Provider as described above or any Specially Serviced Asset and REO Property, the Liquidation Fee shall be payable out of the related payment or proceeds and shall be calculated by application of the Liquidation Fee Rate to such related payment or proceeds.

(h) As compensation for its activities hereunder, the Back-Up Manager shall be entitled to receive the Back-Up Fee with respect to each Mortgaged Property and Mortgage Loan included in the Collateral Pool. As to each such Mortgaged Property and Mortgage Loan included in the Collateral Pool, the Back-Up Fee shall accrue at the related Back-Up Fee Rate on the basis of the Collateral Value of each such Mortgaged Property and Mortgage Loan. The right to receive the Back-Up Fee may not be transferred in whole or in part except in connection with the transfer of all of the Back-Up Manager’s responsibilities and obligations under this Agreement. Earned but unpaid Back-Up Fees shall be payable monthly pursuant to Section 3.05(a) and Section 2.11 of the Indenture.

Section 3.12. Property Inspections; Collection of Financial Statements; Delivery of Certain Reports.

(a) If a Lease or Mortgage Loan becomes a Specially Serviced Asset, the Special Servicer shall perform a physical inspection of the related Mortgaged Property as soon as practicable thereafter and, if such Lease or Mortgage Loan remains a Specially Serviced Asset for more than two years, at least annually thereafter. The Special Servicer shall prepare a written report of each such inspection performed by it that sets forth in detail the condition of the related Mortgaged Property and that specifies the existence of (i) any sale or transfer of such Mortgaged Property, or (ii) any change in the condition or value of such Mortgaged Property that it, in its good faith and reasonable judgment, considers material. The Special Servicer shall deliver to the Issuers, the Indenture Trustee, the Property Manager, the Insurers and the Rating Agencies a copy of each such written report prepared by it during each calendar quarter within 15 days of the end of such quarter. The Special Servicer shall receive reimbursement for reasonable out-of-pocket expenses related to any such inspection from the applicable Issuers pursuant to Section 2.11 (b) of the Indenture.

(b) The Special Servicer, in the case of any Specially Serviced Asset, and the Property Manager, in the case of all other Leases and Mortgage Loans, shall make reasonable efforts to collect promptly from each related Obligor and review annual operating statements of the related Mortgaged Properties and financial statements of such Obligor.

(c) Not later than December 15 of each year, commencing December 15, 2005, the Property Manager shall deliver to the Issuers, the Indenture Trustee, the Insurers and the Special Servicer (i) from information, if any, that the Property Manager has most recently received pursuant to Section 3.12(b), a report setting forth the aggregate Fixed Charge Coverage Ratios of all Obligors from whom it has received financial information sufficient to permit it to calculate such Fixed Charge Coverage Ratio (either at the “unit” level or corporate level, as applicable) and, in each case, identifying the period covered by the related financial statements in its possession, and (ii) a schedule, in the form of the Mortgaged Property Schedule or Mortgage Loan Schedule, as applicable, prepared as of the applicable Series Closing Date or, if applicable, such other Transfer Date, and further identifying on such schedule each Lease or Mortgage Loan (x) that has become a Liquidated Lease or Liquidated Mortgage Loan since the most recent delivery of such schedule pursuant to this Section 3.12(c)(ii) (or, in the case of the first such delivery, since the Initial Closing Date), and specifying the date on which the sale or re-lease of the related Mortgaged Property or Mortgage Loan occurred or (y) that has otherwise terminated in accordance with its terms and, in each case, specifying the date of such sale, re-lease or termination, the amount collected in connection therewith and the amount of any unreimbursed Property Protection Advances, Emergency Property Expenses, Extraordinary Expenses and other amounts due under the related Mortgage Loan or Lease incurred in connection therewith.

Sections 3.13. Annual Statement as to Compliance.

Each of the Property Manager and the Special Servicer shall deliver to the Issuers, to each Insurer, to the Indenture Trustee and, in the case of the Special Servicer, to the Property Manager, as soon as available, and in any event by the 15th day after each March 31 of each year (or the next succeeding Business Day if any such day is not a Business Day) beginning in March 2006, an Officer’s Certificate stating, as to each signer thereof, that (i) a review of the activities of the Property Manager or the Special Servicer, as the case may be, during the prior calendar year, and of its performance under this Agreement, has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Property Manager or the Special Servicer, as the case may be, complied in all material respects throughout such period with the minimum servicing standards in this Agreement and fulfilled in all material respects throughout such period its obligations under this Agreement or, if there was noncompliance with such standards or a default in the fulfillment of any such obligation in any material respect, such Officer’s Certificate shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.14. Reports by Independent Public Accountants.

On or before March 31 of each year, beginning in March 2006, each of the Property Manager and the Special Servicer, at its expense, shall cause an independent, registered public accounting firm (which may also render other services to the Property Manager or the Special Servicer, as the case may be) to furnish to the Issuers, each Insurer and the Indenture Trustee and, in the case of the Special Servicer, to the Property Manager a report containing such firm’s opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertion made pursuant to Section 3.13 regarding compliance by the Property Manager or the Special Servicer, as the case may be, with the minimum servicing standards in the Uniform Single Attestation for Mortgage Bankers during the preceding fiscal year (or from the Initial Closing Date through December 31, 2005, in the case of the first such report) is fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such institute’s standards require it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of leases and mortgage loans by Sub-Managers, upon comparable reports for examinations conducted substantially in accordance with such institute’s standards (rendered within one year of such report) of independent public accountants with respect to the related Sub-Manager.

Section 3.15. Access to Certain Information; Delivery of Certain Information.

(a) Each of the Property Manager and the Special Servicer shall afford to the other, to the Issuers, the Insurers, the Indenture Trustee and the Rating Agencies and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any holder of Notes or LLC Interests, reasonable access to any documentation regarding the Leases, Mortgage Loans and Mortgaged Properties and its servicing thereof within its control, except to the extent it is prohibited from doing so by applicable law or contract or to the extent such information is subject to a privilege under applicable law to be asserted on behalf of an Issuer or the holders of Notes or LLC Interests. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Property Manager or the Special Servicer, as the case may be, designated by it.

(b) The Property Manager or the Special Servicer shall notify the Rating Agencies, the Indenture Trustee and the Insurers of any Mortgaged Property whose Tenant has ceased to exercise its business activity on such Mortgaged Property within 30 days of becoming aware of such a circumstance.

Section 3.16. Appraisals After a Property Protection Event; Title to REO Property.

(a) If any Property Protection Event occurs at any time that an Insurance Policy is in effect, the Special Servicer shall obtain, as soon as reasonably practical, a new full narrative (complete summary) or, with respect to Mortgaged Properties in the Restaurant Business Sector, limited scope (limited restricted) MAI appraisal with respect to the related Mortgaged Properties securing each Mortgage Loan or Lease which first becomes a Specially Serviced Asset after the date of such Property Protection Event (i) within six months after the date the Mortgage Loan or Lease related to such Mortgaged Property first becomes a Specially Serviced Asset (unless such requirement is waived by the Series 2005-1 Insurer) and (ii) unless the Property Manager furnishes a certificate to the Indenture Trustee stating that no circumstances exist that would materially affect the value of such Specially Serviced Asset since the most recent appraisal, on or about each twelve month anniversary of the date of such new appraisal for so long as the Mortgage Loan or Lease related to such Mortgaged Property remains a Specially Serviced Asset.

(b) If title to any REO Property is acquired by the Special Servicer on behalf of the Issuer, the deed or certificate of sale shall be issued to the applicable Issuer. Upon acquisition of such REO Property, the Special Servicer shall, if any amounts remain due and owing under the related Mortgage Note, cause the applicable Issuer to execute and deliver to the Indenture Trustee or the Collateral Agent a new Mortgage (along with appropriate Financing Statements), as applicable, in favor of the Indenture Trustee or the Collateral Agent to secure the lien of the Indenture.

(c) The Special Servicer shall remit to the Property Manager for deposit in the Collection Account or Release Account, as applicable, upon receipt, all REO Revenues, Property Insurance Proceeds and Liquidation Proceeds received in respect of an REO Property or Specially Serviced Asset.

Section 3.17. Management of REO Properties and Mortgaged Properties relating to Defaulted Assets.

(a) [Reserved]

(b) At any time that a Mortgaged Property is not subject to a Mortgage Loan or a Lease or is subject to a Mortgage Loan or a Lease that is a Defaulted Asset or with respect to an REO Property, the Special Servicer’s decision as to how such Mortgaged Property or REO Property shall be managed and operated shall be based on the good faith and reasonable judgment of the Special Servicer as to the best interest of the applicable Issuer, the Insurers and the Noteholders by maximizing (to the extent commercially feasible) the net after-tax revenues received by the applicable Issuer with respect to such property and, to the extent consistent with the foregoing, in the same manner as would commercial loan and lease servicers and asset managers operating property comparable to the respective Mortgaged Property or REO Property under the Servicing Standard. The applicable Issuer, the Indenture Trustee and the Special Servicer may consult with counsel at the expense of the applicable Issuer in connection with determinations required under this Section 3.17(b). Neither the Indenture Trustee nor the Special Servicer shall be liable to the Issuers, the Insurers, the holders of the Notes, the other parties hereto or each other, nor shall the applicable Issuer be liable to the Issuers, the Insurers, any such holders or to the other parties hereto, for errors in judgment made in good faith in the exercise of their discretion while performing their respective responsibilities under this Section 3.17(b). Nothing in this Section 3.17(b) is intended to prevent the sale or re-lease of a Mortgaged Property or REO Property pursuant to the terms and subject to the conditions of Section 3.18 and Article VII, as applicable.

(c) The Special Servicer shall have full power and authority to do any and all things in connection with the servicing and administration of any Mortgaged Property subject to a Defaulted Asset and any REO Property as are consistent with the Servicing Standard and, consistent therewith, shall request that the Property Manager make, and the Property Manager shall make, Property Protection Advances, or pay Emergency Property Expenses from funds on deposit in the Collection Account, necessary for the proper operation, management, maintenance and disposition of such Mortgaged Property or REO Property, including:

(i)	all insurance premiums due and payable in respect of such Mortgaged Property or REO Property;

(ii)	all real estate and personal property taxes and assessments in respect of such Mortgaged Property or REO Property that may result in the imposition of a lien thereon (including taxes or other amounts that could constitute liens prior to or on parity with the lien of the related Mortgage);

(iii)	any ground lease rents in respect of such Mortgaged Property or REO Property; and

(iv)	all costs and expenses necessary to maintain, lease, sell, protect, manage, operate and restore such Mortgaged Property or REO Property.

Notwithstanding the foregoing, the Property Manager shall have no obligation to make any such Property Protection Advance if (as evidenced by an Officer’s Certificate delivered to the applicable Issuer and the Indenture Trustee) the Property Manager determines, in accordance with the Servicing Standard, that such payment would be a Nonrecoverable Property Protection Advance. The Special Servicer shall submit requests to make Property Protection Advances to the Property Manager not more than once per month unless the Special Servicer determines on an emergency basis in accordance with the Servicing Standard that earlier payment is required to protect the interests of the Issuers and the Noteholders.

Section 3.18. Sale and Exchange of Mortgage Loans, Leases and Mortgaged Properties.

(a) The Property Manager, the Special Servicer and the applicable Issuer may sell or purchase, or permit the sale or purchase of, a Mortgage Loan or Mortgaged Property only on the terms and subject to the conditions set forth in this Section 3.18 or as otherwise expressly provided in or contemplated by Section 2.04, Section 3.09, Article VII and Article VIII. Except with respect to repurchases or substitutions by a related Originator or the Support Provider due to a Collateral Defect, an Issuer may only sell or exchange a Mortgaged Property or Mortgage Loan to or with any of its Affiliates subject to the applicable conditions set forth in the Indenture (including any applicable Series Supplement). The aggregate Collateral Value of Qualified Substitute Mortgage Loans and Qualified Substitute Mortgaged Properties acquired by the Issuers from any Affiliates of the Issuers (including with proceeds from sales to third parties), among other things, may not contravene the applicable limits set forth in the Indenture (including the most recent Series Supplement).

(b) The Property Manager shall act on behalf of the applicable Issuer and the Indenture Trustee in negotiating and taking any other action necessary or appropriate in connection with the sale of any Mortgaged Property or Mortgage Loan, other than a Mortgaged

Property related to a Defaulted Asset or REO Property and the collection of all amounts payable in connection therewith. The Special Servicer shall take such actions in connection with the sale of any such Defaulted Asset, Mortgaged Property related to a Defaulted Asset, or REO Property as it determines in accordance with the Servicing Standard will be in the best interests of the applicable Issuer, the Noteholders and the Insurers. Any sale of a Mortgaged Property, Defaulted Asset or REO Property shall be free and clear of the lien of the Indenture and shall be final and without recourse to the applicable Issuer or the Indenture Trustee. If such sale is consummated in accordance with the terms of this Agreement, none of the Property Manager, the Special Servicer or the Indenture Trustee shall have any liability to the Issuers, the Insurers or any holder of Notes with respect to the purchase price therefor accepted by the Property Manager, the Special Servicer or the Indenture Trustee, as the case may be.

Section 3.19. Modifications, Waivers, Amendments and Consents.

(a) The Property Manager and the Special Servicer each may, consistent with the Servicing Standard, agree to any modification, waiver or amendment of any term of, forgive any payment on, and permit the release of the Obligor on or any Guarantor of, any Lease or Mortgage Loan it is required to service and administer hereunder, without the consent of the Insurers, the Issuers, the Indenture Trustee, any holder of Notes or any Controlling Party, subject to each of the following limitations, conditions and restrictions.

(i) if an Early Amortization Event has occurred and is continuing, neither the Property Manager nor the Special Servicer will agree to any modification, waiver or amendment of any term of, or take any of the other above referenced actions, with respect to any Lease or Mortgage Loan, without the prior written consent of the Series 2005-1 Insurer; and

(ii) other than as provided in Sections 3.02 and 3.08, without the prior written consent of the Series 2005-1 Insurer, the Property Manager shall not agree to any modification, waiver or amendment of any term of, or take any of the other above referenced actions, with respect to any Lease or Mortgage Loan it is required to service and administer hereunder, that would affect the amount or timing of any payment or other amount payable thereunder or, in the Property Manager’s good faith and reasonable judgment, would materially reduce the likelihood of timely payment of amounts due thereon or would materially impair the security for any Mortgage Loan or Lease; the Special Servicer may, however, agree to any modification, waiver or amendment of any term of, or take any of the other above referenced actions, with respect to any Specially Serviced Asset that would have any such effect, but only if (A) a material default on such Specially Serviced Asset has occurred or, (B) in the Special Servicer’s reasonable and good faith judgment, a default in respect of payment on such Specially Serviced Asset is reasonably foreseeable, and such modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to the applicable Issuer on a present value basis than would liquidation;

provided, that (x) the limitations, conditions and restrictions set forth in subparagraphs (i) and (ii) shall not apply to any modification, waiver, amendment or other action with respect to any Lease or Mortgage Loan that is required, without the exercise of the applicable Issuer’s discretion, under the terms of such Lease or Mortgage Loan or that is solely within the control of the related Obligor, (y) notwithstanding the foregoing, neither the Property Manager nor the Special Servicer shall be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving an Obligor if in their reasonable and good faith judgment such opposition would not ultimately prevent the confirmation of such plan or one substantially similar and (z) none of the limitations, conditions and restrictions set forth above shall limit the Property Manager’s or the Special Servicer’s ability to terminate any Lease or Mortgage Loan in accordance with the terms thereof; provided, further, that, notwithstanding the foregoing, with respect to certain Mortgage Loans and/or Leases listed on Exhibit I attached hereto, the applicable Insurer shall be provided notice of all proposed modifications, waivers or amendments of the terms thereof, and the prior written consent of such Insurer (so long as no Insurer Default shall have occurred and be continuing) shall be required for any modification, waiver or amendment of any financial or material non-financial term thereof.

(b) The Property Manager and the Special Servicer shall have no liability to the Issuers, the Indenture Trustee, the Insurers, the holders of the Notes or to any other Person if its analysis and determination that the modification, waiver, amendment or other action contemplated by Section 3.19(a) would not materially reduce the likelihood of timely payment of amounts due thereon, or that such modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to the applicable Issuer on a present value basis than would an alternative course of action, should prove to be wrong or incorrect, so long as the analysis and determination were made on a reasonable basis in accordance with the Servicing Standard in good faith by the Property Manager or the Special Servicer, as the case may be;

(c) The Property Manager and the Special Servicer each may, as a condition to its granting any request by an Obligor for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is within the Property Manager’s or Special Servicer’s, as the case may be, discretion pursuant to the terms of the instruments evidencing or securing the related Lease or Mortgage Loan and is permitted by the terms of this Agreement, require that such Obligor pay to it, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by it; and

(d) All modifications, waivers, amendments and other actions entered into or taken in respect of a Lease or Mortgage Loan pursuant to this Section 3.19 shall be in writing. Each of the Property Manager and the Special Servicer shall notify the other such party and the Issuers, the Insurers and the Indenture Trustee, in writing, of any modification, waiver, amendment or other action entered into or taken in respect of any Lease or Mortgage Loan pursuant to this Section 3.19 and the date thereof, and shall deliver to the Custodian for deposit in the related Lease File or Loan File an original counterpart of the agreements relating to such modification, waiver, amendment or other action, promptly (and in any event within ten (10) Business Days) following the execution thereof. In addition, following any modification, waiver, amendment or other action agreed to by the Property Manager or the Special Servicer pursuant to Section 3.19(a) above, the Property Manager or the Special Servicer, as the case may be, shall deliver to the Issuers, to the Insurers, to the Indenture Trustee and, in the case of the Special Servicer, to the Property Manager, an Officer’s Certificate setting forth in reasonable detail the basis of the determinations made by it pursuant to Section 3.19(a).

Section 3.20. Transfer of Servicing Between Property Manager and Special Servicer; Record Keeping.

(a) Upon determining that a Servicing Transfer Event has occurred with respect to any Lease or Mortgage Loan and if the Property Manager is not also the Special Servicer, the Property Manager shall immediately give notice thereof and shall deliver the related Servicing File to the Special Servicer, and shall use its best efforts to provide the Special Servicer with all information, documents (or copies thereof) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to such Lease or Mortgage Loan reasonably requested by the Special Servicer to enable it to assume its functions hereunder with respect thereto without acting through a Sub-Manager. The Property Manager shall use its best efforts to comply with the preceding sentence within five (5) Business Days of the occurrence of each related Servicing Transfer Event.

Upon determining that a Specially Serviced Asset has become a Corrected Lease or Corrected Mortgage Loan, and if the Property Manager is not also the Special Servicer, the Special Servicer shall immediately give notice thereof, and shall return the related Servicing File, to the Property Manager and, upon giving such notice and returning such Servicing File, to the Property Manager, (i) the Special Servicer’s obligation to service such Lease or Mortgage Loan shall terminate, (ii) the Special Servicer’s right to receive the Special Servicing Fee with respect to such Lease or Mortgage Loan shall terminate, and (iii) the obligations of the Property Manager to service and administer such Lease or Mortgage Loan shall resume, in each case, effective as of the first day of the following calendar month.

(b) In servicing any Specially Serviced Assets, the Special Servicer shall provide to the Custodian, for the benefit of the Indenture Trustee, originals of documents included within the definition of “Lease File” for inclusion in the related Lease File and “Loan File” for inclusion in the related Loan File (with a copy of each such original to the Property Manager), and copies of any additional related Lease and Mortgage Loan information, including correspondence with the related Obligor.

(c) Notwithstanding anything in this Agreement to the contrary, in the event that the Property Manager and the Special Servicer are the same Person, all notices, certificates, information and consents required to be given by the Property Manager to the Special Servicer or vice versa shall be deemed to be given without the necessity of any action on such Person’s part.

Section 3.21. Sub-Management Agreements.

(a) The Property Manager and the Special Servicer may enter into Sub-Management Agreements to provide for the performance by third parties of any or all of their respective obligations hereunder; provided, that, in each case, the Sub-Management Agreement: (i) is consistent with this Agreement in all material respects and requires the Sub-Manager to comply with all of the applicable conditions of this Agreement; (ii) provides that if the Property Manager or the Special Servicer, as the case may be, shall for any reason no longer act in such capacity hereunder (including by reason of a Servicer Replacement Event), the Back-Up Manager, or any Successor Property Manager or Successor Special Servicer may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Property Manager or the Special Servicer, as the case may be, under such agreement or, alternatively, may terminate such Sub-Management Agreement without cause and without payment of any penalty or termination fee; (iii) provides that the Issuers, the Back-Up Manager, the Indenture Trustee, the other parties hereto and, as and to the extent provided herein, the third party beneficiaries hereof shall be third party beneficiaries under such agreement, but that (except to the extent the Back-Up Manager or Successor Property Manager or Successor Special Servicer assumes the obligations of the Property Manager or the Special Servicer, as the case may be, thereunder as contemplated by the immediately preceding clause (ii) and, in such case, only from the date of such assumption) none of the Issuers, the Indenture Trustee, the Back-Up Manager, the Insurers, any other party hereto, any successor Property Manager or Special Servicer, as the case may be, any holder of Notes or LLC Interests or any other third party beneficiary hereof shall have any duties under such agreement or any liabilities arising therefrom; (iv) permits any purchaser of a Mortgaged Property or Mortgage Loan pursuant to this Agreement to terminate such agreement with respect to such purchased Mortgaged Property or Mortgage Loan-at its option and without penalty; (v)’does not permt inc Sub-Manager to enter into or consent to any modification, waiver or amendment or otherwise take any action on behalf of the Property Manager or Special Servicer, as the case may be, contemplated by Section 3.19 without the written consent of the Property Manager or Special Servicer, as the case may be; and (vi) does not permit the Sub-Manager any rights of indemnification that may be satisfied out of the Collateral. In addition, each Sub-Management Agreement entered into by the Property Manager shall provide that such agreement shall terminate with respect to any Lease and the related Mortgaged Property, and Mortgage Loan serviced thereunder at the time such Lease or Mortgage Loan becomes a Specially Serviced Asset, and each Sub-Management Agreement entered into by the Special Servicer shall relate only to Specially Serviced Assets and shall terminate with respect to any such Lease or Mortgage Loan that ceases to be a Specially Serviced Asset.

The Property Manager and the Special Servicer shall each deliver to the Issuers, each Insurer and the Indenture Trustee copies of all Sub-Management Agreements, and any amendments thereto and modifications thereof, entered into by it, promptly upon its execution and delivery of such documents. References in this Agreement to actions taken or to be taken by the Property Manager or the Special Servicer include actions taken or to be taken by a Sub-Manager on behalf of the Property Manager or the Special Servicer, as the case may be, and in connection therewith, all amounts advanced by any Sub-Manager to satisfy the obligations of the Property Manager hereunder to make Property Protection Advances shall be deemed to have been advanced by the Property Manager out of its own funds and, accordingly, such Property Protection Advances shall be recoverable by such Sub-Manager in the same manner and out of the same funds as if such Sub-Manager were the Property Manager. For so long as they are outstanding, Property Protection Advances shall accrue Advance Interest in accordance with Sections 3.ll(e) and 4.02(d), such interest to be allocable between the Property Manager and such Sub-Manager as they may agree. For purposes of this Agreement, the Property Manager and the Special Servicer each shall be deemed to have received any payment, and shall be obligated to handle such payment in accordance with the terms of this Agreement, when a Sub-Manager retained by it receives such payment. The Property Manager and the Special Servicer each shall notify the other, the Issuers, each Insurer and the Indenture Trustee in writing promptly of the appointment by it of any Sub-Manager.

(b) Each Sub-Manager shall be authorized to transact business in the state or states in which the Mortgaged Properties it is to service are situated, if and to the extent required by applicable law.

(c) The Property Manager and the Special Servicer, for the benefit of the Issuers, shall (at no expense to the Issuers or the Indenture Trustee) monitor the performance and enforce the obligations of their respective Sub-Managers under the related Sub- Management Agreements. Such enforcement, including the legal prosecution of claims, termination of Sub-Management Agreements in accordance with their respective terms and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Property Manager or the Special Servicer, as applicable, in its good faith and reasonable judgment, would require were it the owner of the Mortgaged Properties and the Mortgage Loans. Subject to the terms of the related Sub-Management Agreement, the Property Manager and the Special Servicer shall each have the right to remove a Sub-Manager retained by it at any time it considers such removal to be in the best interests of the Issuers.

(d) If the Property Manager or the Special Servicer ceases to serve as such under this Agreement for any reason (including by reason of a Servicer Replacement Event) and no Successor Property Manager or Successor Special Servicer, as the case may be, has succeeded to its rights and assumed its obligations hereunder, then the Back-Up Manager shall succeed to the rights and assume the obligations of the Property Manager or the Special Servicer under any Sub-Management Agreement, unless (with the consent of each Insurer) the Indenture Trustee elects to terminate any such Sub-Management Agreement in accordance with its terms. In any event, if a Sub-Management Agreement is to be assumed by the Back-Up Manager, then the Property Manager or the Special Servicer, as applicable, at its expense, shall, upon request of the Back-Up Manager, deliver to the Back-Up Manager all documents and records relating to such Sub-Management Agreement and the Mortgaged Properties and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held on behalf of it thereunder, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Management Agreement to the assuming party.

(e) Notwithstanding any Sub-Management Agreement, the Property Manager and the Special Servicer shall remain obligated and liable to the Issuers, the Noteholders, the Indenture Trustee and each other for the performance of their respective obligations and duties under this Agreement in accordance with the provisions hereof to the same extent and under the same terms and conditions as if each alone were servicing and administering the Mortgage Loans, the Mortgaged Properties and Leases for which it is responsible.

(f) The Property Manager or Special Servicer, as applicable, will be solely liable for all fees owed by it to any Sub-Manager, irrespective of whether its compensation pursuant to this Agreement is sufficient to pay such fees.

ARTICLE IV

REPORTS

Section 4.01. Reports to the Issuers, the Indenture Trustee and the Insurers.

(a) Not later than 2:00 p.m. (New York City time), three (3) Business Days prior to each Payment Date, the Property Manager shall deliver to each of the Issuers, the Insurers and the Indenture Trustee a report containing the information specified on Exhibit F hereto, and such other information with respect to the Mortgage Loans, the Leases and Mortgaged Properties as the Indenture Trustee or the Insurers may reasonably request (such report, the “Determination Date Report”), reflecting information as of the close of business on the last day of the related Collection Period, in a mutually agreeable electronic format. The Determination Date Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans, the Leases and Mortgaged Properties as is required by the Indenture Trustee for purposes of making the payments required by Section 2.11(b) of the Indenture and the calculations and reports referred to in Section 6.01 of the Indenture and otherwise therein, in each case as set forth in written specifications or guidelines issued by any of the Issuers or the Indenture Trustee as the case may be from time to time The Property Manager shall also provide to the Indenture Trustee the wire instructions for the relevant parties to which payments under Section 2.11(b) of the Indenture will be made. The Determination Date Report shall also contain a certification by the Property Manager that the Issuers have not incurred any indebtedness except indebtedness permitted by the Transaction Documents. Such information shall be delivered by the Property Manager to each of the Issuers, the Indenture Trustee and the Insurers in agreed-upon format and such electronic or other form as may be reasonably acceptable to the Issuers, the Indenture Trustee and the Insurers. The Special Servicer shall from time to time (and, in any event, as may be reasonably required by the Property Manager) provide the Property Manager with such information regarding the Specially Serviced Assets as may be necessary for the Property Manager to prepare each Determination Date Report and any supplemental information to be provided by the Property Manager to the Issuers, the Insurers or the Indenture Trustee.

(b) By 1:00 p.m. (New York City time), two (2) Business Days after the last day of each Collection Period, the Special Servicer shall deliver to the Property Manager, the Insurers and the Indenture Trustee a report containing such information relating to the Mortgage Loans, the Leases and Mortgaged Properties managed by it and in such form as the Indenture Trustee or the Insurers may reasonably request (such report, the “Special Servicer Report”) reflecting information as of the close of business on the last day of such Collection Period.

(c) Not later than the 30th day following the end of each calendar quarter, commencing with the quarter ended September 30, 2005, the Special Servicer shall deliver to the Indenture Trustee, the Insurers and the Property Manager a report containing such information and in such form as the Indenture Trustee or the Insurers may reasonably request (such report a “Modified Collateral Detail and Realized Loss Report”) with respect to all operating statements and other financial information collected or otherwise obtained by the Special Servicer pursuant to Section 3.12(b) during such calendar quarter.

(d) Not later than 3:00 p.m. (New York City time) on the fourth Business Day prior to each Payment Date, the Property Manager shall provide to the Indenture Trustee such information as is necessary for the Indenture Trustee to determine whether a claim will be required (and if so, the amount of such claim) under any Insurance Policy on such Payment Date.

Section 4.02. Use of Agents.

The Property Manager may at its own expense utilize agents or attorneys-in-fact, including Sub-Managers, in performing any of its obligations under this Article IV, but no such utilization shall relieve the Property Manager from any of such obligations, and the Property Manager shall remain responsible for all acts and omissions of any such agent or attorney-in-fact. The Property Manager shall have all the limitations upon liability and all the indemnities for the actions and omissions of any such agent or attorney-in-fact that it has for its own actions hereunder pursuant to Article V, and any such agent or attorney-in-fact shall have the benefit of all the limitations upon liability, if any, and all the indemnities provided to the Property Manager under Section 5.03(a). Such indemnities shall be expenses, costs and liabilities of the Issuers, and any such agent or attorney-in-fact shall be entitled to be reimbursed therefor from the Collection Account as provided in Section 2.11 of the Indenture.

ARTICLE V

THE PROPERTY MANAGER AND THE SPECIAL SERVICER

Section 5.01. Liability of the Property Manager and the Special Servicer.

The Property Manager and the Special Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Property Manager and the Special Servicer, respectively, herein.

Section 5.02. Merger, Consolidation or Conversion of the Property Manager and the Special Servicer.

Subject to the following paragraph, the Property Manager and the Special Servicer shall each keep in full effect its existence, rights and franchises as a partnership, corporation, bank or association under the laws of the jurisdiction of its formation, and each will obtain and preserve its qualification to do business as a foreign partnership, corporation, bank or association in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Leases and the Mortgage Loans and to perform its respective duties under this Agreement.

Each of the Property Manager and the Special Servicer may be merged or consolidated with or into any Person, or may transfer all or substantially all of its assets to any

Person, in which case any Person resulting from any merger or consolidation to which the Property Manager or the Special Servicer is a party, or any Person succeeding to the business of the Property Manager or the Special Servicer, will be the successor Property Manager or the successor Special Servicer, as the case may be, hereunder, and each of the Property Manager and the Special Servicer may transfer its rights and obligations under this Agreement to any Person; provided, however, that no such successor, surviving Person or transferee shall succeed to the rights of the Property Manager or the Special Servicer unless it shall have furnished to the Issuers, the Insurers and the Indenture Trustee the Series 2005-1 Insurer’s written consent and the Rating Condition is satisfied.

Section 5.03. Limitation on Liability of the Property Manager, the Special Servicer and the Back-Up Manager; Environmental Liabilities.

(a) None of the Property Manager, the Special Servicer or the Back-Up Manager or any director, officer, employee or agent of any such party or Control Person over any of them shall be under any liability to the Issuers, the Insurers, the Indenture Trustee or the holders of the Notes or the LLC Interests for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that none of the Property Manager, the Special Servicer or the Back-Up Manager shall be protected against any liability that would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of obligations or duties hereunder. The Property Manager and the Special Servicer and the Back-Up Manger and any director, officer, employee, agent or Control Person of any of them shall be entitled to indemnification by the Issuers, payable, subject to Section 5.04 of the Indenture, from the Available Amount, against any loss, liability or expense incurred in connection with any legal action that relates to this Agreement, the Indenture, the Purchase and Sale Agreements or the Notes; provided, however, that such indemnification shall not extend to any loss, liability or expense incurred by reason of misfeasance, bad faith or negligence in the performance of obligations or duties under this Agreement. The Issuers, the Indenture Trustee and the Collateral Agent and any director, officer, employee, agent or Control Person of any of them shall be entitled to indemnification by the Property Manager, the Special Servicer and the Back-Up Manager, as applicable, against any loss, liability or expense incurred in the performance of obligations or duties by the Property Manager, the Back-Up Manager or the Special Servicer, as applicable, under this Agreement. None of the Property Manager, the Special Servicer or the Back-Up Manager, as applicable, shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that each of the Property Manager, the Back-Up Manager and the Special Servicer shall be permitted, in the exercise of its discretion, to undertake any such action that it may deem necessary or desirable with respect to the enforcement or protection of the rights and duties of the parties hereto or the interests of any Issuer hereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, shall be expenses, costs and liabilities of any such Issuer, the Property Manager, the Special Servicer and the Back-Up Manager, as the case may be, and such parties shall be entitled to be reimbursed therefore in accordance with Section 2.1l(b) of the Indenture.

(b) The Property Manager shall enforce or pursue in accordance with the Servicing Standard any claim for payment, indemnity or reimbursement available to any of the Issuers or the Indenture Trustee in respect of any environmental liabilities, losses, claims, costs or expenses, including, without limitation, any right to payment under an Environmental Indemnity Agreement or a Performance Undertaking. The Property Manager shall seek payment from the Support Provider for any indemnities due under an Environmental Indemnity Agreement to the extent any such amounts are not paid by the applicable Issuer on a current basis from the Available Amount remaining after payment of all other amounts owed by such Issuer on any Payment Date. Any amounts advanced by Spirit Finance, in its capacity as Property Manager, in respect of environmental matters that are payable by the applicable Issuer under an Environmental Indemnity Agreement and are not reimbursed on a current basis as described above, shall be deemed to be payment by Spirit Finance, in its capacity as Support Provider, and Spirit Finance shall not be entitled to reimbursement of any such amounts as a Property Protection Advance.

Section 5.04. Term of Service; Property Manager and Special Servicer Not to Resign.

The Issuers may, upon written consent by the Series 2005-1 Insurer and written notice (without any requirement of consent) to the Property Manager and the Special Servicer, transfer the servicing duties and obligations of the Property Manager or the Special Servicer or both to a new servicer or servicers. Any such transfer shall be contingent upon receipt by the Indenture Trustee of written confirmation from: (1) each Rating Agency that such transfer will not adversely affect its then current rating of the Notes without giving effect to any Insurance Policy; and (2) the replacement Property Manager or Special Servicer of its acceptance of its appointment. The Issuers and the replacement Property Manager or Special Servicer shall execute and deliver a transfer agreement (the “Servicing Transfer Agreement”) mutually agreed upon in advance and effective on the transfer date (the “Servicing Transfer Date”), whereby the replacement Property Manager or Special Servicer will agree to perform all of the duties and obligations of the Property Manager or the Special Servicer, as the case may be, under this Agreement. The replacement Property Manager and Special Servicer shall be entitled to payment of a prorated portion (which shall be based on actual days of service and a year of 365 or 366 days, as applicable) of the Property Management Fee and the Special Servicing Fee during its term of service. Each Servicing Transfer Agreement shall include any additional terms and provisions that the parties to this Agreement reasonably determine are necessary or appropriate and which additional terms and provisions shall be approved by all the parties to the Servicing Transfer Agreement, which approvals shall not be unreasonably withheld. The Servicing Transfer Agreement shall contain a provision stating that the former Property Manager or Special Servicer is relieved from all liability under this Agreement for acts or omissions occurring after the Servicing Transfer Date.

Neither the Property Manager nor the Special Servicer shall resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, such other activities causing such a conflict being of a type and nature carried on by the Property Manager or the Special Servicer, as the case may be, at the date of this Agreement. Any such determination permitting the resignation of the Property Manager or the Special Servicer, as applicable, shall be evidenced by an Opinion of Counsel to such effect that shall be delivered to the Issuers, the Insurers and the Indenture Trustee. No such resignation shall become effective until the Back-Up Manager or another successor shall have assumed the responsibilities and obligations of the resigning party hereunder. Notwithstanding the foregoing, each of the Property Manager and the Special Servicer may cause all of the obligations and duties imposed on it by this Agreement to be assumed by, and may assign its rights, benefits or privileges hereunder to, an Affiliate or, with the prior written approval of the Issuers and the Series 2005-1 Insurer (such approval not to be unreasonably withheld), a servicer that is not an Affiliate, in each case, upon its delivery to the Issuers, the Insurers and the Indenture Trustee of written confirmation from each Rating Agency that such a transfer and assignment will not adversely affect its then-current rating of the Notes without giving effect to any Insurance Policy, and the assumption by the assignee of all of the obligations and duties of the Property Manager and/or the Special Servicer, as applicable. Upon any such assignment and assumption by the assignee of all of the obligations of the Property Manager and/or the Special Servicer, the assignor, Spirit Finance (or its successor acting prior to such assignment), shall be relieved from all liability hereunder for acts or omissions of the Property Manager and/or the Special Servicer, as applicable, occurring after the date of the assignment and assumption.

If the Property Manager, Special Servicer or Back-Up Manager shall resign pursuant to this Section 5.04 or be removed pursuant to Section 6.01, then such resigning Property Manager, Special Servicer or Back-Up Manager, as applicable, must pay all reasonable costs and expenses associated with the transfer of its duties. If the Property Manager, Special Servicer or Back-Up Manager shall be removed pursuant to this Section 5.04, then the party requesting such removal of the Property Manager, Special Servicer or Back-Up Manager, as applicable, shall pay all reasonable costs and expenses associated with the transfer of its duties.

Except as expressly provided herein, neither the Property Manager nor the Special Servicer shall assign or transfer any of its rights, benefits or privileges hereunder to any other Person or delegate to or subcontract with, or authorize or appoint, any other Person to perform any of the duties, covenants or obligations to be performed by it hereunder, or cause any other Person to assume such duties, covenants or obligations. If, pursuant to any provision hereof, the duties of the Property Manager or the Special Servicer are transferred by an assignment and assumption to a successor thereto, the entire amount of compensation payable to the Property Manager or the Special Servicer, as the case may be, that accrues pursuant hereto from and after the date of such transfer shall be payable to such successor.

Section 5.05. Rights of Certain Persons in Respect of the Property Manager and the Special Servicer.

Each of the Property Manager and the Special Servicer shall afford to the other and, also to the Issuers, the Insurers and the Indenture Trustee, upon reasonable notice, during normal business hours, (a) access to all records maintained by it relating to the Mortgage Loans, Mortgaged Properties and Leases included in the Collateral Pool and in respect of its rights and obligations hereunder and (b) access to such of its officers as are responsible for such obligations. The Issuers may, but are not obligated to, enforce the obligations of the Property

Manager and the Special Servicer hereunder and may, but are not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Property Manager or the Special Servicer hereunder, or exercise the rights of the Property Manager or the Special Servicer hereunder, provided, however, that neither the Property Manager nor the Special Servicer shall be relieved of any of its obligations hereunder by virtue of such performance by any such Issuer or its designee. The Issuer shall not have any responsibility or liability for any action or failure to act by or with respect to the Property Manager or the Special Servicer.

Section 5.06. [Reserved].

Section 5.07. Property Manager or Special Servicer as Owner of Notes.

The Property Manager or an Affiliate of the Property Manager, or the Special Servicer or an Affiliate of the Special Servicer, may become the holder of any Notes or any LLC Interests with the same rights as it would have if it were not the Property Manager, the Special Servicer or any such Affiliate. Subject to Section 3.19, if, at any time during which the Property Manager, the Special Servicer or any of their respective Affiliates is the holder of any Note or LLC Interest, the Property Manager or the Special Servicer proposes to take or omit to take action (i) which action or omission is not expressly prohibited by the terms hereof and would not, in the Property Manager or the Special Servicer’s good faith judgment, violate the Servicing Standard, and (ii) which action, if taken, or omission, if made, might nonetheless, in the Property Manager’s or the Special Servicer’s good faith judgment, be considered by other Persons to violate the Servicing Standard, the Property Manager or the Special Servicer may, but need not, seek the approval of the holders of the Notes and the LLC Interests to such action or omission by delivering to the Issuers, the Insurers and the Indenture Trustee a written notice that (a) states that it is delivered pursuant to this Section 5.07, (b) identifies the portion of Notes and LLC Interests beneficially owned by the Property Manager or the Special Servicer or an Affiliate of the Property Manager or the Special Servicer, as applicable, and (c) describes in reasonable detail the action that the Property Manager or the Special Servicer, as the case may be, proposes to take. Upon receipt of such notice, the Issuers shall forward such notice to the applicable holders of the LLC Interests. If, at any time, the holders of LLC Interests representing greater than 50% of the LLC Interests and a Requisite Global Majority (calculated without regard to the Notes or LLC Interests beneficially owned by the Property Manager and .its Affiliates or the Special Servicer and its Affiliates, as applicable) separately consent in writing to the proposal described in the related notices, and if the Property Manager or the Special Servicer shall act as proposed in the written notice, and if the Property Manager or the Special Servicer, as the case may be, takes action or omits to take action as proposed in such notice, such action or omission will be deemed to comply with the Servicing Standard. It is not the intent of the foregoing provision that the Property Manager or the Special Servicer be permitted to invoke the procedure set forth herein with respect to routine servicing matters arising hereunder, but rather in the case of unusual circumstances.

ARTICLE VI

SERVICER REPLACEMENT EVENTS

Section 6.01. Servicer Replacement Events.

(a) “Servicer Replacement Event,” wherever used herein with respect to the Property Manager or Special Servicer, means any one of the following events:

(i)	any failure by the Property Manager or the Special Servicer to remit moneys, as required under the Indenture or this Agreement, to the Collection Account, the Release Account or the Payment Account, which failure remains unremedied for one (1) Business Day; or

(ii)	the Property Manager fails to make any Property Protection Advance, or fails to pay (or, in the event the Property Manager is Spirit Finance, fails to direct the Indenture Trustee to pay) any Emergency Property Expense from funds on deposit in the Collection Account, in each case as required by the Indenture or this Agreement, which failure remains unremedied for three (3) Business Days; or

(iii)	either the Property Manager or the Special Servicer fails to comply in any material respect with any other of the covenants or agreements on the part of the Property Manager or the Special Servicer, as the case may be, contained in this Agreement, which failure continues unremedied for a period of 30 days after the date on which notice of such failure is given to the Property Manager or the Special Servicer, as applicable (15 days in the case of a failure to pay the premium for any insurance policy required to be maintained pursuant to this Agreement or such fewer days as may be required to avoid the commencement of foreclosure proceedings for unpaid real estate taxes or the lapse of insurance, as applicable); provided, however, that if the failure is capable of being cured and the Property Manager or Special Servicer is diligently pursuing that cure, the 30 day period will be extended for another 30 days; or

(iv)	any breach on the part of the Property Manager or the Special Servicer of any representation or warranty contained in this Agreement that materially and adversely affects the interests of any Issuer, Noteholder or Insurer and that continues unremedied for a period of 30 days after the date on which notice of such breach is given to the Property Manager or the Special Servicer, as applicable; provided, however, that if the breach is capable of being cured and the Property Manager or the Special Servicer is diligently pursuing that cure, the 30 day period will be extended for another 30 days; or

(v)	the Property Manager or the Special Servicer consents to the appointment of a receiver, liquidator, trustee or similar official relating to it or relating to all or substantially all of its assets or admits in writing its inability to pay its debts or takes other actions indicating its insolvency or inability to pay its obligations; or

(vi)	a decree or order of a court having jurisdiction in any involuntary case for the appointment of a receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings is entered against the Property Manager or the Special Servicer and the decree or order remains in force for a period of 60 days; provided, that if any decree or order cannot be discharged, dismissed or stayed within the 60-day period, the Property Manager or Special Servicer will have an addition 30 days to effect the discharge, so long as it commenced proceedings to have the decree or order dismissed within the initial 60-day period and it is continuing to pursue the discharge; or

(vii)	the Property Manager or the Special Servicer assigns any of its obligations to any third party other than as permitted under this Agreement or any other Transaction Document and does not remedy such breach within five Business Days of such assignment; or

(viii)	the Property Manager or the Special Servicer fails to observe any material reporting requirements, which failure remains unremedied, in the case of monthly insurance draw notices to the Insurers pursuant to Section 4.01, if such notice is not delivered by 12:00 p.m. (New York City time) on the second Business Day immediately prior to the related Payment Date, or if such notice was timely delivered but with a material defect, three (3) Business Days after notice of such defect requiring the same to be remedied, shall have been given to the Property Manager or the Special Servicer, as applicable, by any other party hereto or an Insurer, and otherwise, 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Property Manager or the Special, as applicable, by any other party hereto or by an Insurer; or

(ix)	the Issuers or the Indenture Trustee has received notice in writing from any applicable Rating Agency citing servicing concerns stating that the continuation of the Property Manager or the Special Servicer in such capacity would be the sole cause of or be a material reason for a downgrade, qualification or withdrawal of any of the ratings then assigned by such Rating Agencies to any Class of Notes, without giving effect to any related Insurance Policy; or

(x)	In addition, for so long as Spirit Finance is the Property Manager or Special Servicer, the following Servicer Replacement Events will be applicable:

(A)	either (i) a Change of Control of Spirit Finance has occurred without the prior written consent of the Insurers or (ii) a change of a majority of the members of Spirit Finance’s board of directors without the new directors having been approved by the board of directors that existed immediately prior to the appointment of such new directors;

(B)	an Early Amortization Event (if such Early Amortization Event is not waived) or Event of Default has occurred and is continuing;

(C)	Spirit Finance shall permit its Net Worth at the end of any fiscal quarter to be less than $400,000,000;

(D)	any final judgment in excess of $5,000,000 is entered against Spirit Finance that is not paid, discharged, bonded or stayed within 60 days; or

(E)	the ratio of Total Indebtedness to Total Assets with respect to Spirit Finance is equal to or greater than 75% as of the end of any fiscal quarter.

When a single entity acts as Property Manager and Special Servicer, a Servicer Replacement Event in one capacity shall constitute a Servicer Replacement Event in each capacity; provided, however, that, subject to Section 6.01(b), the Issuers may (with the consent of the Series 2005-1 Insurer) at their option elect to terminate the Property Manager or the Special Servicer in one or the other capacity rather than both such capacities. Each of the Property Manager and the Special Servicer will notify the Indenture Trustee and the Insurers in writing of the occurrence of a Servicer Replacement Event or an event that, with the giving of notice or the expiration of any cure period, or both, would constitute a Servicer Replacement Event promptly upon obtaining knowledge thereof.

(b) (i) If any Servicer Replacement Event with respect to the Property Manager or the Special Servicer (in either case, for purposes of this Section 6.01(b), the “Defaulting Party”) shall occur and be continuing, then, and in each and every such case, so long as the Servicer Replacement Event shall not have been remedied, the Issuers (i) may, with the consent of the Series 2005-1 Insurer (and shall at the direction of the Series 2005-1 Insurer), (x) terminate the Defaulting Party by notice in writing to the Defaulting Party (with a copy of such notice to each other party hereto) and (y) terminate all of the rights and obligations accruing from and after such notice of the Defaulting Party under this Agreement and in and to the Collateral (other than as a holder of any Note or LLC Interest). In addition, upon the occurrence of a Servicer Replacement Event, the Indenture Trustee may (with the consent of the Requisite Global Majority), and shall at the direction of the Requisite Global Majority, terminate the Property Manager and/or Special Servicer, as applicable. In addition, the Series 2005-1 Insurer shall be entitled to terminate the rights and obligations of the Property Manager and/or the Special Servicer under this Agreement, upon 30 Business Days’ written notice to the Property Manager, the Special Servicer and the Indenture Trustee. Following any such termination, the Back-up Manager shall serve as Property Manager and/or Special Servicer, as applicable, subject to and in accordance with Section 6.02(b) and, the Issuers may appoint a successor property manager (the “Successor Property Manager”) and/or a successor special servicer (the “Successor Special Servicer”) in accordance with Section 6.01(b)(iii), each of which shall serve as and have all the rights and obligations of the Property Manager of the Special Servicer, as applicable.

(ii) Any such appointment of a Successor Property Manager or Successor Special Servicer will be subject to, among other things, (i) the satisfaction of the Rating Condition, (ii) the Series 2005-1 Insurer’s prior written consent and (iii) the written agreement of the Successor Property Manager or Successor Special Servicer to be bound by the terms and conditions of this Agreement, together with an Opinion of Counsel regarding the enforceability of such agreement Subject to the foregoing, any person, including any holder of Notes or LLC Interests or any Affiliate thereof, may be appointed as Successor Property Manager or Successor Special Servicer.

(iii) . In the event that a Successor Property Manager or Successor Special Servicer has failed to assume the responsibilities of the Property Manager or Special Servicer as provided in this Agreement within 30 days of written notice of termination to the Defaulting Party (the “Successor Replacement Date”), the Back-Up Manager shall be the Property Manager or the Special Servicer, as applicable under this Agreement; provided, however, that the issuers shall have the right to replace the Back-Up Manager acting as Property Manager or Special Servicer without cause upon 30 days written notice, subject to the Series 2005-1 Insurer’s written consent.

(iv) Each of the Property Manager and the Special Servicer agrees that, if it is terminated pursuant to this Section 6.0 l(b), it shall promptly (and in any event not later than ten (10) Business Days prior to the effective date of such termination) provide the Back-Up Manager or any Successor Property Manager or Successor Special Servicer, as applicable, with all documents and records in accordance with Section 6.02(b) and shall cooperate with such successor in effecting the termination of the responsibilities and rights of the Property Manager or Special Servicer hereunder, including the transfer within two (2) Business Days after receipt by the terminated Property Manager or Special Servicer to the Back-Up Manager or any Successor Property Manager for administration by it of all cash amounts that shall at the time be or should have been credited to the Collection Account, the Release Account or any Servicing Account or thereafter be received by or on behalf of it with respect to any Mortgage Loan, Lease or Mortgaged Property; provided, however, that the Property Manager and the Special Servicer each shall, if terminated pursuant to this Section 6.01(b), continue to be obligated for or entitled to pay or receive all amounts accrued or owing by or to it under this Agreement on or prior to the date of such termination, whether in respect of Property Protection Advances or otherwise, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 5.03(a) notwithstanding any such termination.

Section 6.02. Back-Up Manager.

(a) Following the Successor Replacement Date with respect to the Property Manager, the Property Manager shall arrange for the delivery to the Back-Up Manager of all of the Servicing Files, which Servicing Files shall contain sufficient data to permit the Back-Up Manager to assume the duties of the Property Manager or Special Servicer hereunder without delay on account of the absence of relevant servicing information. Following the Successor Replacement Date with respect to the Special Servicer, the Property Manager or the Special Servicer, as applicable, shall arrange for the delivery to the Back-Up Manager of each of the Servicing Files for any Specially Serviced Asset, which Servicing Files shall contain sufficient data to permit the Back-Up Manager to assume the duties of the Special Servicer hereunder without delay on account of the absence of relevant servicing information.

(b) Following the Successor Replacement Date, the Back-Up Manager shall use reasonable efforts to diligently complete the physical transfer of servicing from the terminated Property Manager or Special Servicer with the cooperation of such Defaulting Party. From and after the date physical transfer of servicing is completed (the “Back-Up Servicing Transfer Date”), the Back-Up Manager shall service and/or specially service the Mortgage Loans and Leases in accordance with the provisions of this Agreement with all the rights and obligations of the Property Manager and the Special Servicer and shall have no liability or responsibility with respect to any obligations of each Defaulting Party, arising prior to the Transfer Date. The Issuers, if they determine in their reasonable discretion that enforcement rights and/or remedies are available to the holders of the Notes against the terminated Property Manager or Special Servicer and it is prudent under the circumstances to enforce such rights, agree to enforce their rights under this Agreement against the terminated Property Manager or Special Servicer, including any rights they have to enforce each Defaulting Party’s obligation to fully cooperate in the orderly transfer and transition of servicing and otherwise comply with the terms of this Agreement. In the event that the Back-Up Manager discovers or becomes aware of any errors in any records or data of each Defaulting Party’s which impairs its ability to perform its duties hereunder, the Back-Up Manager shall notify the Issuers, each Insurer and the Indenture Trustee in writing of such errors and shall, at each Defaulting Party’s expense and upon the Issuers’ direction, undertake to correct or reconstruct such records or data.

(c) From and after the date of this Agreement until the Back-Up Servicing Transfer Date, the Property Manager shall provide or cause to be provided to the Back-Up Manager on the 20th day of each month, in electronic form, a complete data tape of the Mortgage Loan Schedule, the Mortgaged Property Schedule and such other information as any Issuer or any Insurer may reasonably deem necessary, including all information necessary to determine the Release Price and original purchase price paid by, Originator, and shall make available to the Back-Up Manager a copy of the Determination Date Report and any Special Servicer Report. The Back-Up Manager will perform an initial comprehensive data integrity review and a monthly review of this information to determine whether it provides adequate information to enable the Back-Up Manager to perform its obligations hereunder as the Back- Up Manager. To the extent that the Back-Up Manager determines within ten (10) calendar days of its receipt of such information that such information is adequate for the Back-Up Manager to perform its obligations as the Back-Up Manager, the Back-Up Manager will provide the Issuers and the Indenture Trustee with written notice to that effect. To the extent that the Back-Up Manager determines within ten (10) calendar days of its receipt of such information that such information is inadequate for the Back-Up Manager to perform its obligations as the Back-Up Manager, the Back-Up Manager will provide prompt written notice to the Issuers, each Insurer and the Property Manager identifying any deficiencies in such information that do not enable the Back-Up Manager to perform its obligations as the Back-Up Manager. The Property

Manager shall use its best efforts to provide any such deficient information to the Back-Up Manager within ten (10) calendar days of receipt of such notice from the Back-Up Manager.

(d) Within ten (10) Business Days of the date of receipt from the Property Manager, the Back-Up Manager shall, in order to understand the purpose of each data field (and the interrelationships among such data fields), review the form of Determination Date Report, the Special Servicer Report and the Modified Collateral Detail and Realized Loss Report, each in the form agreed to by the Property Manager, the Series 2005-1 Insurer and the Back-Up Manager. Provided the data in the Determination Date Report, the Special Servicer Report and the Modified Collateral Detail and Realized Loss Report are in a format readable by the Back- Up Manager, the Back-Up Manager shall create a set of conversion routines and database mapping programs, as necessary, that will enable the Back-Up Manager to (i) receive such data from the Property Manager on a monthly basis and to ensure that the data is readable, and (ii) independently generate such Determination Date Reports and Special Servicer Reports, as applicable, following the Back-Up Servicing Transfer Date.

(e) On a monthly basis, the Back-Up Manager shall (x) verify receipt of the Determination Date Report and the Special Servicer Report required to be delivered by the Property Manager, together with any other records and data supplied to the Issuers, Insurers, Indenture-Trustee, or otherwise hereunder, by Property Manager with respect to the Mortgage Loans and Leases, and (y) verify that such records and data are in a readable format.

(f) The Back-Up Manager may resign from its obligations under this Agreement (i) with the consent of the Requisite Global Majority, (ii) upon a determination that such obligations are no longer permitted under applicable law or (iii) if the Back-Up Manager identifies a successor back-up manager who agrees to undertake the obligations of the Back-Up Manager under this Agreement and receives the written consent of the Series 2005-1 Insurer and written confirmation of satisfaction of the Rating Condition.

Section 6.03. Additional Remedies of the Issuers and the Indenture Trustee upon a Servicer Replacement Event.

During the continuance of any Servicer Replacement Event, so long as such Servicer Replacement Event shall not have been remedied, in addition to the rights specified in Section 6.01, the Issuers shall have the right, and the Indenture Trustee shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Insurers, the holders of the LLC Interests and the Notes (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Servicer Replacement Event.

ARTICLE VII

TRANSFERS AND EXCHANGES OF MORTGAGED PROPERTIES AND MORTGAGE

LOANS BY THE APPLICABLE ISSUERS; RELEASE OF MORTGAGED PROPERTIES

AND MORTGAGE LOANS BY THE APPLICABLE ISSUERS.

Section 7.01. Released Mortgage Loans and Released Mortgaged Properties.

(a) The applicable Issuers may obtain the release (the “Release”) of Mortgage Loans or Mortgaged Properties (any such Mortgage Loan or Mortgaged Property, a “Released Mortgage Loan” or “Released Mortgaged Property” as applicable) in connection with (i) the exercise of a Third Party Purchase Option, (ii) the purchase or substitution of a Delinquent Asset or Defaulted Asset by the Special Servicer or the Property Manager or any assignee thereof, (iii) the repurchase or substitution of a Mortgage Loan or Mortgaged Property by the related Originator or Support Provider due to a Collateral Defect, (iv) the sale of a Mortgage Loan or Mortgaged Property to a third party or to a Spirit SPE or (v) the exchange of a Mortgage Loan or Mortgaged Property with a third party, the Support Provider or a Spirit SPE; provided, however, that in no event shall the applicable Issuer obtain any such release unless, after giving effect to any such Release and any resulting changes to the Collateral Pool, the Indenture Trustee shall have received an Opinion of Counsel to the effect that, for U.S. federal income tax purposes, no tax gain or loss will be recognized by any Noteholder or any Issuer with respect to any outstanding Series solely as a result of such Release and the resulting changes in the Collateral Pool (the “Tax Required Condition”). In addition, without the consent of the Series 2005-1 Insurer and at least 20 days’ prior written notice to the Rating Agencies, no Mortgage Loan or Mortgaged Property shall constitute a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgaged Property, as applicable, unless, after giving effect to the transfer of such Mortgage Loan or Mortgaged Property to the applicable Issuer in exchange for a Released Mortgage Loan or Released Mortgaged Property, as applicable, either (i) no Property Concentration shall exceed the applicable Maximum Property Concentration, or (ii) if any Property Concentration on the date of such substitution exceeds the related Maximum Property Concentration, such Property Concentration shall be reduced or remain unchanged after giving effect to such substitution.

(b) Except in connection with the release of a Mortgage Loan or a Mortgaged Property in exchange for a Qualified Substitute Mortgage Loan or a Qualified Substitute Mortgaged Property, the applicable Issuer will be required to obtain the applicable Release Price in order to obtain the Release of a Mortgage Loan or Mortgaged Property. The “Release Price” for any Mortgage Loan or Mortgaged Property will be an amount equal to (i) the Third Party Option Price if the release occurs in connection with any Third Party Purchase Option, (ii) the Fair Market Value with respect to any Delinquent Asset or Defaulted Asset purchased by the Special Servicer or the Property Manager or any assignee thereof (provided, that the Fair Market Value is equal to or greater than the Allocated Collateral Amount thereof), (iii) the Payoff Amount with respect to any Mortgage Loan or Mortgaged Property repurchased by the related Originator or the Support Provider due to a Collateral Defect, (iv) the greater of (A) the Fair Market Value and (B) the sum of 125% of the Allocated Collateral Amount plus unreimbursed Property Protection Advances (plus Advance Interest thereon) and Emergency Property Expenses for any Mortgage Loan or Mortgaged Property sold to a third party or a Spirit SPE or (v) the Fair Market Value of any Mortgage Loan or Mortgaged Property, as applicable, if the Property Manager or the Special Servicer deems the release and sale of such Mortgage Loan or Mortgaged Property to be in the best interest of the Noteholders and the Series 2005-1 Insurer gives its prior written consent (such consent not to be unreasonably withheld) to the release and sale of such Mortgage Loan or Mortgaged Property. In determining the Fair Market Value, the Property Manager or the Special Servicer, as applicable, shall establish a price determined to be the most probable price which such Mortgage Loan or Mortgaged Property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. In making any such determination, the Property Manager or Special Servicer may obtain an MAI appraisal of the related Mortgaged Property and shall assume the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby: (i) buyer and seller are typically motivated; (ii) both parties are well informed or well advised, and acting in what they consider their best interests; (iii) a reasonable time is allowed for exposure in the open market; (iv) payment is made in terms of cash in United States dollars or in terms of financial arrangements comparable thereto; and (v) the price represents the normal consideration for such Mortgage Loan or Mortgaged Property unaffected by special or creative financing or sales concessions granted by anyone associated with the sale. The Property Manager or Special Servicer shall take into account, among other factors, the period and amount of the delinquency on such Mortgage Loan or Lease, the occupancy level and physical condition of the related Mortgaged Property, the state of the local economy in the area where the Mortgaged Property is located, and the time and expense associated with a purchaser foreclosing on the related Mortgaged Property. In addition, the Property Manager or the Special Servicer, as applicable, shall refer to all other relevant information obtained by it or otherwise contained in the Servicing File, taking into account any change in circumstances regarding the related Mortgaged Property known to the Property Manager or the Special Servicer, as applicable, that would materially affect the value of the related Mortgaged Property reflected in the most recent appraisal. Furthermore, the Property Manager or the Special Servicer, as applicable, may consider objective third party information obtained from generally available sources, as well as information obtained from vendors providing real estate services to the Property Manager or the Special Servicer, as applicable, concerning the market for distressed real estate loans and the real estate market for the subject property type in the area where the related Mortgaged Property is located. The Property Manager or the Special Servicer, as applicable, may also conclusively rely on any opinions or reports of qualified independent experts in real estate or commercial mortgage loan matters. All reasonable out-of-pocket costs and expenses incurred by the Property Manager or the Special Servicer, as applicable, pursuant to making a determination of Fair Market Value shall constitute, and be reimbursable as, Property Protection Advances.

(c) Any Release Price (plus sales proceeds in excess thereof (any such excess amount, a “Purchase Premium”)) received by the applicable Issuer in connection with the release of a Mortgage Loan or Mortgaged Property shall first be deposited into the Release Account and, after payment of any unreimbursed Extraordinary Expenses, Property Protection Advances (plus Advance Interest thereon) and Emergency Protection Expenses related to such

Mortgage Loan or Mortgaged Property and the expenses related to such Release pursuant to Section 3.11(e), shall either (i) be applied by such Issuer to acquire a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgaged Property, as applicable, within twelve months following the related Release or (ii) subsequently be deposited as Unscheduled Proceeds into the Collection Account to be paid as Unscheduled Principal Payments on the related Payment Date. Any amounts remaining in the Release Account, related to such a Release and following such twelve month period will be transferred as Unscheduled Proceeds into the Collection Account and applied as Unscheduled Principal Payments on the following Payment Date. Notwithstanding the foregoing, during the continuance of an Early Amortization Event, all amounts on deposit in the Release Account will be transferred as Unscheduled Proceeds into the Collection Account and applied as Unscheduled Principal Payments on the following Payment Date.

Section 7.02. Third Party Purchase Options; Release of Mortgaged Properties to Affiliates under Defaulted or Delinquent Assets; Other Sales or Exchanges.

(a) In the event any third party authorized to do so exercises a Third Party Purchase Option in accordance with the terms of the applicable Lease, the Third Party Option Price paid by such third party shall be deposited into the Release Account, at the direction of the Property Manager, and upon receipt of an Officer’s Certificate from the Property Manager to the effect that such deposit has been made (which the Property Manager shall deliver to the Indenture Trustee, each Insurer and the Issuers promptly after such deposit is made), the Indenture Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it by the Property Manager and are reasonably necessary to release the related Mortgage or any other lien on or security interest in such Mortgaged Property (each, a “Third Party Option Mortgaged Property”); provided, however, that the Tax Required Condition is met. Each of the applicable Issuers and the Property Manager hereby covenant and agree that they shall not solicit any Person to exercise any Third Party Purchase Option.

(b) A Mortgaged Property leased under any Delinquent Asset or any Defaulted Asset, or a Mortgage Loan secured by such a Mortgaged Property, may at the option of the Property Manager or Special Servicer be (a) purchased by the Special Servicer or the Property Manager or any assignee thereof for cash in an amount equal to the applicable Release Price, or (b) substituted for one or more Qualified Substitute Mortgaged Properties or Qualified Substitute Mortgage Loans owned by the Special Servicer, the Property Manager or any assignee thereof; provided, that no Early Amortization Event has occurred and is continuing or would occur as a result of such purchase or substitution; provided, further, that the Tax Required Condition is met. With respect to any Lease that is a Defaulted Asset, if such Lease has not been assumed and the related Mortgaged Property has not been sold or re-leased within 24 months of such Defaulted Asset becoming a Specially Serviced Asset, the Series 2005-1 Insurer may, upon written notice and subject to the Tax Required Condition, require the Property Manager or Special Servicer to sell such Mortgaged Property.

(c) The applicable Issuer may (i) sell any of its Mortgage Loans or Mortgaged Properties and related Leases for cash equal to any amount not less than the applicable Release

Price or (ii) exchange such Mortgage Loan or Mortgaged Property for one or more Qualified Substitute Mortgage Loans or Qualified Substitute Mortgaged Properties, as applicable, in each case in a transaction with a third party or a Spirit SPE; provided, however, that the Tax Required Condition is met (as evidenced by an Opinion of Counsel) and that any Spirit SPE purchasing such Mortgage Loan or Mortgaged Property may not thereafter transfer or sell such Mortgage Loan or Mortgaged Property to the Support Provider or any Affiliate thereof that was a prior owner of such Mortgage Loan or Mortgaged Property without the receipt of a favorable Opinion of Counsel.

Section 7.03. Transfer of Lease to New Mortgaged Property.

In the event a Tenant under a Lease requests that such Lease be modified to apply to a property (owned by such Tenant or an Affiliate thereof) other than the related Mortgaged Property, the substitute property will be acquired by the applicable Issuer (with the consent of the Property Manager or Special Servicer, as applicable) from such Tenant or Affiliate thereof in exchange for the original Mortgaged Property (each such original Mortgaged Property, a “Lease Transfer Mortgaged Property”) and such substitute property will be mortgaged to the Indenture Trustee; provided, however, that none of the applicable Issuer, the Property Manager or the Special Servicer shall consent to the substitution of a Lease Transfer Mortgaged Property unless (i) the substituted property is a Qualified Substitute Mortgaged Property, (ii) the Property Manager or Back-up Manager is reimbursed for all Property Protection Advances and Emergency Property Expenses related to the Lease Transfer Mortgaged Property pursuant to Section 3.11(e) and (iii) the Tax Required Condition is met. Upon the Indenture Trustee’s receipt of an Officer’s Certificate from the Property Manager to the effect that such modification or substitution has been completed in accordance with the terms hereof (which shall include a certification that the applicable Issuer has executed and delivered a Mortgage with respect thereto to the Indenture Trustee), the Indenture Trustee shall execute and deliver such instruments of release, transfer or assignment, in each case without recourse, as shall be provided to it by such Issuer and are reasonably necessary to release any lien or security interest in the Lease Transfer Mortgaged Property, whereupon such Lease Transfer Mortgaged Property may be sold, transferred or otherwise disposed of by such Issuer, free and clear of the lien of the Indenture and any Mortgage. Any proceeds of such sale, transfer or other disposition shall not constitute part of the Collateral and shall not be deposited in the Collection Account or the Release Account.

ARTICLE VIII

TERMINATION

Section 8.01. Termination Upon Repurchase or Liquidation of All Mortgaged Properties or Discharge of Indenture.

The respective obligations and responsibilities under this Agreement of the Property Manager, the Special Servicer, the Back-Up Manager and the Issuers shall terminate upon the earlier of (i) liquidation or final payment under the last remaining Mortgage Loan or

Lease with respect to a Mortgaged Property included in the Collateral Pool and (ii) satisfaction of the indebtedness evidenced by the Notes and all amounts owed to the Insurers.

ARTICLE IX

MISCELLANEOUS PROVISIONS

Section 9.01. Amendment.

Subject to the provisions of Article VIII of the Indenture governing amendments, supplements and other modifications to this Agreement, this Agreement may be amended by the parties hereto from time to time but only by the mutual written agreement signed by the parties hereto with the prior written consent of the Series 2005-1 Insurer and 20 days’ prior written notice to the Rating Agencies. The Property Manager shall furnish to each party hereto and to the Issuers a fully executed counterpart of each amendment to this Agreement.

The parties hereto agree that no modifications or amendments will be made to the Indenture, any Series Supplement or other Transaction Documents without the consent of the Property Manager, the Special Servicer or the Back-up Manager, as applicable, if such person would be materially adversely affected by such modification or amendment, regardless of whether such person is a party to such agreement.

Section 9.02. Counterparts.

This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

Section 9.03. GOVERNING LAW.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.04. Notices.

All notices, requests and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been duly given if delivered by courier or mailed by first class mail, postage prepaid, or if transmitted by facsimile and confirmed in a writing delivered or mailed as aforesaid, to:

(a) in the case of the Property Manager and the Special Servicer, Spirit Finance Corporation, 14631 N. Scottsdale Road, Suite 200, Scottsdale, Arizona 85254, Attention: Catherine Long, Chief Financial Officer, facsimile number: 480-606-0826, with a copy to Kutak Rock LLP, 1801 California Street, Suite 3100, Denver, Colorado 80202, Attention: Paul E. Belitz, facsimile number: 303-292-7799;

(b) in the case of the Back-Up Manager, Midland Loan Services, Inc., P.O. Box 25965, Shawnee Mission, Kansas 66225-5965, Attention: President, facsimile number: 913-253-9001, with a copy to Stinson Morrison Hecker LLP, 1201 Walnut, Kansas City, Missouri 64106, Attention: Kenda K. Tomes, facsimile number 816-474-4208;

(c) in the case of the Issuers: Spirit Master Funding, LLC, 14631 N. Scottsdale Road, Suite 200, Scottsdale, Arizona 85254, Attention: Catherine Long, Chief Financial Officer, facsimile number: 480-606-0826, with a copy to Kutak Rock LLP, 1801 California Street, Suite 3100, Denver, Colorado 80202, Attention: Paul E. Belitz, facsimile number: 303-292-7799; or to the name and contact information of each Joining Party as provided in the applicable Joinder Agreement;

(d) in the case of the Indenture Trustee, Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, New York 10013, Attention: Structured Finance Agency and Trust-Spirit Master Funding, LLC, facsimile number: 212-816-5527;

(e) in the case of each Insurer, at its address for notices specified in the Indenture;

(f) in the case of any Originator, at its address for notices specified in the related Purchase and Sale Agreement; provided, however, that any notice required to be given hereunder to any Originator which has ceased to exist as a legal entity for any reason may be given directly to the Support Provider;

(g) in the case of the Support Provider, at its address for notices specified in the Performance Undertakings;

(h) in the case of Moody’s, Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Asset-Backed Monitoring, facsimile number: 212-553-1350; and

(i) in the case of S&P, Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York 10004, Attention: Asset-Backed Surveillance Department, facsimile number: 212-438-2435;

or, as to each such Person, to such other address and facsimile number as shall be designated by such Person in a written notice to parties hereto. Any notice required or permitted to be delivered to a holder of LLC Interests or Notes shall be deemed to have been duly given if mailed by first class mail, postage prepaid, at the address of such holder as shown in the register maintained for such purposes under the applicable LLC Agreement and the Indenture, respectively. Any notice so mailed within the time prescribed in this Agreement shall conclusively be presumed to have been duly given, whether or not such holder receives such notice.

Section 9.05. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 9.06. Effect of Headings and Table of Contents.

The article and section headings and the table of contents herein are for convenience of reference only and shall not limit or otherwise affect the construction hereof.

Section 9.07. Notices to Insurers and Rating Agencies.

(a) The Indenture Trustee shall promptly provide notice to the Insurers and the Rating Agencies with respect to each of the following of which the Indenture Trustee has actual knowledge:

(i)	the occurrence of any Servicer Replacement Event that has not been cured; and

(ii)	the resignation or termination of the Property Manager or the Special Servicer and the appointment of a successor.

(b) The Property Manager shall promptly provide notice to the Insurers and the Rating Agencies with respect to each of the following of which it has actual knowledge:

(i)	the resignation or removal of the Indenture Trustee and the appointment of a successor;

(ii)	any change in the location of the Collection Account or the Release Account;

(iii)	any change in the identity of an Obligor; and

(iv)	any addition or removal of a Mortgage Loan or Mortgaged Property from the Collateral.

(c) Each of the Property Manager and the Special Servicer, as the case may be, shall furnish each Rating Agency and the Insurers such information with respect to the Mortgage Loans, Leases and Mortgaged Properties as such Rating Agency or the Insurers shall reasonably request and that the Property Manager or the Special Servicer, as the case may be, can reasonably provide.

(d) Each of the Property Manager and the Special Servicer, as the case may be, shall promptly furnish the Insurers with copies of the following items:

(i)	each of its annual statements as to compliance described in Section 3.13;

(ii)	each of its annual independent registered public accounting firm’s servicing reports described in Section 3.14; and

(iii)	each report prepared by it pursuant to Section 3.12 or Section 4.01.

(e) Any Officer’s Certificate, Opinion of Counsel, report, notice, request or other material communication prepared by the Property Manager, the Special Servicer, the Issuer Members on behalf of each Issuer or the Indenture Trustee, or caused to be so prepared, for dissemination to any of the parties to this Agreement or any holder of Notes or LLC Interests shall also be concurrently forwarded by such Person to Spirit Finance, the Issuers, the Initial Purchasers and the Insurers to the extent not otherwise required to be so forwarded.

Section 9.08. Successors and Assigns: Beneficiaries.

The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Issuers, the Insurers and the holders of the Notes. No other person, including any Obligor, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement. Each Insurer is an intended third party beneficiary of this Agreement and will have the right to enforce this Agreement as if it were a party hereto.

Section 9.09. Complete Agreement.

This Agreement embodies the complete agreement among the parties with respect to the subject matter hereof and may not be varied or terminated except by a written agreement conforming to the provisions of Section 8.01 or Section 9.01, as applicable. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

Section 9.10. Certain Rights of Insurers; Insurer Default.

(a) If an Insurer Default has occurred and is continuing, any provision giving the related Insurer the right to direct, appoint or consent to, approve of, or take any action (or waive any right to take action) under this Agreement, shall be inoperative; provided, however, that upon the cure of any such Insurer Default, such rights shall be reinstated.

(b) So long as no Insurer Default shall have occurred and be continuing, the related Insurer shall have the right to exercise all voting and consent rights otherwise granted to the Noteholders in this Agreement and any other Transaction Document, subject to Section 8.02 of the Indenture.

Section 9.11. Consent to Jurisdiction

Any action or proceeding against any of the parties hereto relating in any way to this Agreement may be brought and enforced in the courts of the State of New York sitting in the borough of Manhattan or of the United States District Court for the Southern District of New

York and each of the parties hereto irrevocably submits to the jurisdiction of each such court in respect of any such action or proceeding. Each of the parties hereto hereby waives, to the fullest extent permitted by law, any right to remove any such action or proceeding by reason of improper venue or inconvenient forum.

Section 9.12. No Proceedings.

Each of the Property Manager and the Special Servicer hereby agrees that it shall not institute against, or join any other person or entity in instituting against, any of the Issuers, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceedings under any federal or state bankruptcy or similar law (including the U.S. Bankruptcy Code), for two years and 31 days after the last Note issued by the Issuers is paid in full. The agreements in this paragraph shall survive termination of this Agreement.

IN WITNESS WHEREOF, Spirit Master Funding, LLC, the Property Manager, the Special Servicer and the Back-Up Manager have caused this Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

SPIRIT MASTER FUNDING, LLC, as an Issuer

By:	/s/ Catherine F. Long
Name: Catherine F. Long
Title: Chief Financial Officer

SPIRIT FINANCE CORPORATION, as Property Manager and Special Servicer

By:	/s/ Michael T. Bennett
Name: Michael T. Bennett
Title: Senior Vice President

MIDLAND LOAN SERVICES, INC.
as Back-Up Manager

By:	/s/ Lawrence D. Ashley
Name: Lawrence D. Ashley
Title: Senior Vice President

Signature Page to Property Management and Servicing Agreement

STATE OF ARIZONA	)
	)	ss.:
COUNTY OF MARICOPA	)

On the 13 day of March, 2006, before me, a notary public in and for said State, personally appeared Catherine Long, known to me to be the CFO of SPIRIT MASTER FUNDING, LLC, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Vaughn Dee. L. Konegni
Notary Public

[Notarial Seal]

STATE OF ARIZONA	)
	)	SS.:
COUNTY OF MARICOPA	)

On the 13 day of March, 2006, before me, a notary public in and for said State, personally appeared Michael T Bennett, known to me to be the Senior Vice President of SPIRIT FINANCE CORPORATION, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Vaughn Dee. L. Konegni
Notary Public

[Notarial Seal]

STATE OF KANSAS	)
	)	ss.:
COUNTY OF JOHNSON	)

On the 13th day of March, 2006, before me, a notary public in and for said State, personally appeared Lawrence D. Ashley, known to me to be a Senior Vice President of MIDLAND LOAN SERVICES, INC., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Brent Kinder
Notary Public

EXHIBIT A-l

MORTGAGED PROPERTY SCHEDULE

Property ID	Obligor	Concept	Address	City	ST	Zip Code
P0000891	Flying J. Inc.	Flying J Travel Plaza	950 State Road 206 West	Saint Augustine	FL	32086
P0000892	Flying J. Inc.	Flying J Travel Plaza	10226 Old Federal Highway	Carnesville	GA	30521
P0000893	Flying J. Inc.	Flying J Travel Plaza	5300 S SR 3	Spiceland	IN	47385
P0000894	Flying J. Inc.	Flying J Travel Plaza	15236 State Route 180	Catlettsburg	KY	41129-9211
P0000895	America’s Power Sports	KC’s Powersports	12401 S. Memorial Parkway	Huntsville	AL	35803
P0000896	Barnhill’s Buffet, Inc.	Barnhill’s Buffet	3075 Gulf Breeze Parkway	GulfBreeze	FL	32561
P0000897	Barnhill’s Buffet, Inc.	Barnhill’s Buffet	431 Mary Esther Blvd	Mary Esther	FL	32569
P0000898	Barnhill’s Buffet, Inc.	Barnhill’s Buffet	1117 Hwy 231 Bypass	Troy	AL	36081
P0000899	Barnhill’s Buffet, Inc.	Barnhill’s Buffet	1701 South Texas Avenue	Bryan	TX	77801
P0000900	Barnhill’s Buffet, Inc.	Barnhill’s Buffet	625 18th Avenue North	Columbus	MS	39701
P0000901	Barnhill’s Buffet, Inc.	Barnhill’s Buffet	2167 E. Silver Springs Blvd	Ocala	FL	34470
P0000902	Barnhill’s Buffet, Inc.	Barnhill’s Buffet	3814 University Boulevard [ILLEGIBLE]	Jacksonville	FL	32217
P0000903	Barnhill’s Buffet, Inc.	Bamhill’s Buffet	2611 US 27 North	Sebring	FL	33872
P0000904	Barnhill’s Buffet, Inc.	Barnhill’s Buffet	100 Live Oaks Boulevard	Casselberry	FL	32707
P0000905	Hastings Entertainment, Inc.	Hastings	726 10th Avenue South	Great Falls	MT	59401
P0000906	AMC Entertainment, Inc.	AMC Theatre	2515 E. Camelback Road	Phoenix	AZ	85016
P0000907	Pike Holding Nursery LLC	Pike Plant Nursery	5795 State Bridge Road	Alpharetta	GA	30022
P0000908	Pike Holding Nursery LLC	Pike Plant Nursery	3431 Ernest W. Barrett Pkwy	Marietta	GA	30064
P0000909	Pike Holding Nursery LLC	Pike Plant Nursery	3985 Holly Springs Pkwy	Canton	GA	30115
P0000910	Pike Holding Nursery LLC	Pike Plant Nursery	4020 Roswell Road	Atlanta	GA	30342
P0000911	Pike Holding Nursery LLC	Pike Plant Nursery	2955 Holcomb Bridge Road	Alpharetta	GA	30022
P0000912	Pike Holding Nursery LLC	Pike Plant Nursery	2900 Johnson Ferry Road	Marietta	GA	30062
P0000913	Grand Canyon University	Grand Canyon University	3300 West Camelback Rd.	Phoenix	AZ	85017
P0000300	NPC International, Inc.	Pizza Hut	925 N Green River Rd	Evansville	IN	47715-2418
P0000301	NPC International, Inc.	Pizza Hut	4127 Frederica St	Owensboro	KY	42301-7455
P0000302	NPC International, Inc.	Pizza Hut	606 N 1st St	Madill	OK	73446-1410
P0000303	NPC International, Inc.	Pizza Hut	1000 W Maple Ave	Geneva	AL	36340-1638
P0000304	NPC International, Inc.	Pizza Hut	715 Columbia Rd	Blakely	GA	31723-1423
P0000305	NPC International, Inc.	Pizza Hut	1119 Paris Rd	Mayfield	KY	42066-1988
P0000306	Skyline Chili, Inc.	Skyline Chili	2805 Centre Dr	Fairborn	OH	45324-2670
P0000309	Carrols Corporation	Burger King	349 Tryon Rd	Raleigh	NC	27603-3529
P0000310	Carrols Corporation	Burger King	979 US Highway 70 E	New Bern	NC	28560-6535
P0000311	Carrols Corporation	Burger King	1294 Canton Rd	Akron	OH	44312-3951
P0000312	Carrols Corporation	Burger King	14834 State Route 49	Edon	OH	43518-9714
P0000313	Max & Erma’s Restaurants, [ILLEGIBLE]	Max & Erma’s	201 Bridewell Dr	Burr Ridge	IL	60521-0834

Property ID	Obligor	Concept	Address	City	ST	Zip Code
P0000314	Max & Erma’s Restaurants, [ILLEGIBLE]	Max & Erma’s	2240 N Canton Center Rd	Canton	MI	48187-2906
P0000315	Max & Erma’s Restaurants, [ILLEGIBLE]	Max & Erma’s	936 Sheraton Dr	Mars	PA	16046-9414
P0000316	Max & Erma’s Restaurants, [ILLEGIBLE]	Max & Erma’s	8901 Kingsridge Dr	Dayton	OH	45458-1621
P0000317	Max & Erma’s Restaurants, [ILLEGIBLE]	Max & Erma’s	6420 Grand Ave	Gurnee	IL	60031-1620
P0000318	Max & Erma’s Restaurants, [ILLEGIBLE]	Max & Erma’s	130 Andrews Dr	Pittsburgh	PA	15275-1200
P0000319	Interfoods of America, Inc.	Popeye’s	1727 Finley Blvd	Birmingham	AL	35204-1736
P0000323	Mexican Restaurants	Casa Mexico	1459 S Vinnell Way	Boise	ID	83709-1659
P0000324	Banyan, Inc.	Grandy’s	1400 Juan Tabo Blvd NE	Albuquerque	NM	87112-4406
P0000326	Interfoods of America, Inc.	Popeye’s	11413 Reulet Ave	Baton Rouge	LA	70816-8525
P0000327	Burger King Corporation	Burger King	488 E Main St	Apopka	FL	32703-5374
P0000328	Burger King Corporation	Burger King	2400 13th St	Saint Cloud	FL	34769-4136
P0000329	Burger King Corporation	Burger King	11834 E Colonial Dr	Orlando	FL	32826-4701
P0000330	R & L Foods, LLC	Wendy’s	2983 Cottingham Expy	Pineville	LA	71360-4389
P0000331	Pennant Foods	Wendy’s	1219 Oak Ridge Tpke	Oak Ridge	TN	37830-6404
P0000332	Pennant Foods	Wendy’s	2544 Decatur Pike	Athens	TN	37303-4929
P0000336	Thomas & Thomas Investme [ILLEGIBLE]	Whataburger	Loop 323 N of Highway 3I	Tyler	TX	0
P0000338	Tacala, L.L.C.	Taco Bell	2303 Dayton Blvd	Red Bank	TN	37415-6224
P0000349	Skyline Chili, Inc.	Skyline Chili	9135 Owenfield Dr	Lewis Center	OH	43035-9149
P0000350	Interfoods of America, Inc.	Popeye’s	361 Palisades Blvd	Birmingham	AL	35209-5149
P0000351	Interfoods of America, Inc.	Popeye’s	2265 Oneal Ln	Baton Rouge	LA	70816-3319
P0000354	Fuddruckers, Inc.	Fuddruckers	10050 State St	Sandy	UT	84070
P0000355	Fuddruckers, Inc.	Fuddruckers	1915 Scenic Hwy N	Snellville	GA	30078
P0000356	Fuddruckers, Inc.	Fuddruckers	5271 E Main St	Columbus	OH	43213
P0000357	Fuddruckers, Inc.	Fuddruckers	6607 N IH 35	Austin	TX	78752
P0000358	Fuddruckers, Inc.	Fuddruckers	3586 W Dublin Granville Rd	Columbus	OH	43235
P0000359	Fuddruckers, Inc.	Fuddruckers	14035 E Evans Ave	Aurora	CO	80014
P0000360	Fuddruckers, Inc.	Fuddruckers	3929 Southwest Fwy	Houston	TX	77027
P0000361	Fuddruckers, Inc.	Fuddruckers	11825 Technology Dr	Eden Prairie	MN	55344
P0000362	Fuddruckers, Inc.	Fuddruckers	6455 E Southern Ave	Mesa	AZ	85206
P0000363	Fuddruckers, Inc.	Fuddruckers	14500 Weaver Lake Rd	Maple Grove	MN	55311
P0000364	Fuddruckers, Inc.	Fuddruckers	121 E Campus View Blvd	Columbus	OH	43235
P0000365	Fuddruckers, Inc.	Fuddruckers	7250 Highway 6 N	Houston	TX	77095
P0000366	Fuddruckers, Inc.	Fuddruckers	3560 Fishinger Blvd	Hilliard	OH	43026
P0000367	Fuddruckers, Inc.	Fuddruckers	13010 Northwest Fwy	Houston	TX	77040
P0000368	Fuddruckers, Inc.	Fuddruckers	101 Regal Way	Newport News	VA	23602

Property ID	Obligor	Concept	Address	City	ST	Zip Code
P0000369	Fuddruckers, Inc.	Fuddruckers	7800 W Bell Rd	Glendale	AZ	85308
P0000370	Fuddruckers, Inc.	Fuddruckers	9996 Escort Dr	Mason	OH	45040
P0000371	Fuddruckers, Inc.	Fuddruckers	8955 Springbrook Dr NW	Coon Rapids	MN	55433
P0000372	Fuddruckers, Inc.	Fuddruckers	1105 Merchants Way	Chesapeake	VA	23320
P0000373	Fuddruckers, Inc.	Fuddruckers	11992 Chase Plz	Cincinnati	OH	45240
P0000374	Fuddruckers, Inc.	Fuddruckers	10500 Town and Country Way	Houston	TX	77024
P0000375	Fuddruckers, Inc.	Fuddruckers	4360 Kingwood Dr	Kingwood	TX	77339
P0000378	Interfoods of America, Inc.	Popeye’s	8194 Plank Road	Baton Rouge	LA	70811
P0000379	Pennant Foods	Wendy’s	8749 Campo Road	La Mesa	CA	91941
P0000380	Interfoods of America, Inc.	Popeye’s	3411 N Pace Blvd	Pensacola	FL	32505-5127
P0000381	NPC International, Inc.	Pizza Hut	1551 W Main St	Salem	IL	62881-3805
P0000914	Dickinson Theatres, Inc.	Dickinson Theaters	4900 NE 80th Street	Kansas City	MO	64119
P0000915	Dickinson Theatres, Inc.	Dickinson Theaters	1451 NE Douglas Street	Lees Summit	MO	64086
P0000916	Hastings Entertainment, Inc.	Hastings	1705 North Main Street	Roswell	NM	88201
P0000919	Ferrellgas, L.P	Blue Rhino	300 County Road 448	Tavares	FL	32778
P0000390	Famous Dave’s of America	Famous Dave’s	14200 60th St N	Stillwater	MN	55082-6309
P0000391	Famous Dave’s of America	Famous Dave’s	7825 Vinewood Ln	Maple Grove	MN	55369-7013
P0000392	Famous Dave’s of America	Famous Dave’s	7593 147th St W	Apple Valley	MN	55124-6998
P0000393	Friendly’s Ice Cream [ILLEGIBLE]	Friendly’s Ice Cream	90 N Genesee St	Utica	NY	13502-2527
P0000394	Friendly’s Ice Cream [ILLEGIBLE]	Friendly’s Ice Cream	600 Mountain View Dr	Colchester	VT	05446-1901
P0000395	Friendly’s Ice Cream [ILLEGIBLE]	Friendly’s Ice Cream	697 Troy Schenectady Rd	Colonie	NY	12110-2501
P0000396	Friendly’s Ice Cream [ILLEGIBLE]	Friendly’s Ice Cream	632 Bloomfield Ave	West Caldwell	NJ	07006-7518
P0000397	Friendly’s Ice Cream [ILLEGIBLE]	Friendly’s Ice Cream	11 Main St	West Harwich	MA	02671-1041
P0000398	Friendly’s Ice Cream [ILLEGIBLE]	Friendly’s Ice Cream	936 Walnut Bottom Rd	Carlisle	PA	17013-9177
P0000399	Interfoods of America, Inc.	Popeye’s	5534 NW 7th Ave	Miami	FL	33127-1402
P0000400	Interfoods of America, Inc.	Popeye’s	233 W Hillsboro Blvd	Deerfield Beach	FL	33441-3311
P0000401	Interfoods of America, Inc.	Popeye’s	3291 W Broward Blvd	Fort Lauderdale	FL	33312-1112
P0000402	Interfoods of America, Inc.	Popeye’s	14620 Plank Rd	Baker	LA	70714-5445
P0000403	Interfoods of America, Inc.	Popeye’s	1940 Main St	Baker	LA	70714-2843
P0000404	Interfoods of America, Inc.	Popeye’s	5946 Airline Hwy	Baton Rouge	LA	70805-3201
P0000405	Interfoods of America, Inc.	Popeye’s	290 Lobdell Hwy	Port Allen	LA	70767-4198
P0000406	Interfoods of America, Inc.	Popeye’s	107 S 25th St	Fort Pierce	FL	34947-3602
P0000408	Interfoods of America, Inc.	Popeye’s	9854 Halls Ferry Rd	Saint Louis	MO	63136-4017
P0000409	Interfoods of America, Inc.	Popeye’s	8654 Natural Bridge Rd	Saint Louis	MO	63121-4110
P0000410	Interfoods of America, Inc.	Popeye’s	2877 Target Dr	Saint Louis	MO	63136-4639

Property ID	Obligor	Concept	Address	City	ST	Zip Code
P0000411	Interfoods of America, Inc.	Popeye’s	9376 Greenwell Springs Rd	Baton Rouge	LA	70814-2909
P0000412	Interfoods of America, Inc.	Popeye’s	2200 S Range Ave	Denham Springs	LA	70726-5214
P0000415	1st University Credit Union	Other	605 S University Parks Dr	Waco	TX	76706-1053
P0000416	Barnhill’s Buffet, Inc.	Barnhill’s Buffet	325 S Mcgee Ave	Apopka	FL	32703-4479
P0000417	Barnhill’s Buffet, Inc.	Barnhill’s Buffet	1070 S Volusia Ave	Orange City	FL	32763-7039
P0000418	Barnhill’s Buffet, Inc.	Barnhill’s Buffet	6706 highway 63	Moss Point	MS	39563-9539
P0000419	Barnhill’s Buffet, Inc.	Barnhill’s Buffet	12475 Highway 49	Gulfport	MS	39503-2785
P0000420	Checker’s Drive-In [ILLEGIBLE]	Rally’s	3979 W Tennessee St	Tallahassee	FL	32304-1015
P0000421	Checker’s Drive-In [ILLEGIBLE]	Rally’s	401 Vincennes Ave	New Albany	IN	47150-3053
P0000424	Checker’s Drive-In [ILLEGIBLE]	Rally’s	7843 US Highway 42	Florence	KY	41042-1803
P0000425	Checker’s Drive-In [ILLEGIBLE]	Rally’s	1709 N Galvez St	New Orleans	LA	70119-1602
P0000426	Checker’s Drive-In [ILLEGIBLE]	Rally’s	2371 Saint Claude Ave	New Orleans	LA	70117-8352
P0000428	Checker’s Drive-In [ILLEGIBLE]	Rally’s	602 N. Baldwin Avenue	Marion	IN	46952-3462
P0000429	Goldco, Inc.	Burger King	1400 W Jefferson St	Quincy	FL	32351-2130
P0000431	Max & Erma’s Restaurants, [ILLEGIBLE]	Max & Erma’s	1275 E Dublin Granville Rd	Columbus	OH	43229-3359
P0000432	Max & Erma’s Restaurants, [ILLEGIBLE]	Max & Erma’s	1391 Arrowhead Dr	Maumee	OH	43537-1729
P0000433	Max & Erma’s Restaurants, [ILLEGIBLE]	Max & Erma’s	4279 Cemetery Rd	Hilliard	OH	43026-1203
P0000434	QK, Inc.	Denny’s	17053 E Shea Blvd	Fountain Hills	AZ	85268-6635
P0000436	Arby’s Restaurant Group	Arby’s	1375 N Main St	Madisonville	KY	42431-1283
P0000437	Arby’s Restaurant Group	Arby’s	163 Altama Connector Blvd	Brunswick	GA	31525-1881
P0000438	Arby’s Restaurant Group	Arby’s	450 E State Rd	American Fork	UT	84003-2559
P0000439	Arby’s Restaurant Group	Arby’s	251 S Main St	Tooele	UT	84074-2743
P0000440	Arby’s Restaurant Group	Arby’s	2501 Mayport Rd	Jacksonville	FL	32233-2801
P0000442	Arby’s Restaurant Group	Arby’s	1116 Highway 81 W	McDonough	GA	30253-6423
P0000443	Arby’s Restaurant Group	Arby’s	403 Tri County Plz	Cumming	GA	30040-2777
P0000446	Arby’s Restaurant Group	Arby’s	181 Highway 90	Daphne	AL	36526-9588
P0000449	Arby’s Restaurant Group	Arby’s	7750 Airport Blvd	Mobile	AL	36608-5025
P0000450	Arby’s Restaurant Group	Arby’s	7002 Georgetown Rd	Indianapolis	IN	46268-4445
P0000451	Arby’s Restaurant Group	Arby’s	11190 Beach Blvd	Jacksonville	FL	32246-4804
P0000453	Arby’s Restaurant Group	Arby’s	9361 Atlantic Blvd	Jacksonville	FL	32225-8218
P0000454	Arby’s Restaurant Group	Arby’s	622 Fair Rd	Statesboro	GA	30458-4927
P0000455	Arby’s Restaurant Group	Arby’s	514 N Highway 52	Moncks Corner	SC	29461-3131
P0000456	Interfoods of America, Inc.	Popeye’s	5275 Government St	Baton Rouge	LA	70806-6027
P0000457	Interfoods of America, Inc.	Popeye’s	2137 Staring Ln	Baton Rouge	LA	70810-1038
P0000459	Interfoods of America, Inc.	Popeye’s	2490 NW 79th St	Miami	FL	33147-4930

Property ID	Obligor	Concept	Address	City	ST	Zip Code
P0000920	Gander Mountain Company	Gander Mountain	6801 120th Avenue	Kenosha	WI	53140
P0000921	Carmike Cinemas, Inc.	Carmike Cinemas	2435 Edgewood Road SW	Cedar Rapids	IA	52404
P0000922	Humperdink’s Texas, LLC	Humperdink	3820 Belt Line Road	Addison	TX	75001
P0000923	Humperdink’s Texas, LLC	Humperdink	6050 Greenville Avenue	Dallas	TX	75206
P0000924	Humperdink’s Texas, LLC	Humperdink	2208 W. NW Highway	Dallas	TX	75220
P0000925	Humperdink’s Texas, LLC	Humperdink	700 Six Flags Drive	Arlington	TX	76011
P0000926	Taco Bueno Restaurants, Inc.	Taco Bueno	1601 Garth Brooks Blvd	Yukon	OK	73099
P0000927	Taco Bueno Restaurants, Inc.	Taco Bueno	2416 S. Georgia Street	Amarillo	TX	79109
P0000928	Taco Bueno Restaurants, Inc.	Taco Bueno	3124 Regency Lane	Denison	TX	75020
P0000929	Taco Bueno Restaurants, Inc.	Taco Bueno	2520 82nd Street	Lubbock	TX	79423
P0000930	Gander Mountain Company	Gander Mountain	8635 Clinton Street	New Hartford	NY	13413
P0000931	Dave & Buster’s, Inc.	Dave & Buster’s	2215 D & B Drive	Marietta	GA	30067
P0000932	Hill Country Furniture [ILLEGIBLE]	Ashley Furniture	7903 Pat Booker Road	Live Oak	TX	78223
P0000933	RBLS, Inc. (a Texas [ILLEGIBLE]	Ashley Furniture	1411 Airway Boulevard	El Paso	TX	79925
P0000934	Gander Mountain Company	Gander Mountain	5038-A Miller Road	Flint	MI	48507
P0000935	Ferrellgas, L.P	Blue Rhino	1750 Agua Mansa Road	Riverside	CA	92509
P0000936	Gander Mountain Company	Gander Mountain	2121 43rd St., SW	Fargo	ND	58103
P0000937	Sonic Corp.	Sonic	202 N Main Ave	Erwin	TN	37650
P0000938	Sonic Corp.	Sonic	3307 No. Broadway St.	Knoxville	TN	37918
P0000939	Sonic Corp.	Sonic	113 1st St.	Radford	VA	24141
P0000940	Sonic Corp.	Sonic	355 No. Franklin St.	Christiansburg	VA	24073
P0000941	Sonic Corp.	Sonic	647 E. Main St.	Pulaski	VA	24301
P0000942	Sonic Corp.	Sonic	790 E. Main St.	Wytheville	VA	24382
P0000943	Sonic Corp.	Sonic	2010 E. Broadway Ave.	Maryville	TN	37804
P0000944	Sonic Corp.	Sonic	411 Foothills Mall Drive	Maryville	TN	37801
P0000945	Sonic Corp.	Sonic	608 Oak Ridge Turnpike	Oak Ridge	TN	37830
P0000946	Sonic Corp.	Sonic	1124 E. Stone Dr.	Kingsport	TN	37660
P0000947	Sonic Corp.	Sonic	104 Cedar Lane	Knoxville	TN	37912
P0000948	Sonic Corp.	Sonic	6949 Maynardsville Pike	Knoxville	TN	39912
P0000949	Sonic Corp.	Sonic	1015 Volunteer Parkway	Bristol	TN	37625
P0000950	Sonic Corp.	Sonic	1108 No. Charles G. Seivers [ILLEGIBLE]	Clinton	TN	37716
P0000951	Dickinson Theatres, Inc.	Dickinson Theaters	10301 So. Memorial Drive	Bixby	OK	74133
P0000952	Gander Mountain Company	Gander Mountain	5864 Carmenica Drive	Cicero	NY	13039
P0000953	Rite Aid Corporation	Rite Aid	3601 Midvale Avenue	Philadelphia	PA	19129
P0000954	Rite Aid Corporation	Rite Aid	120 Jefferson Avenue	Moundsville	WV	26041

Property ID	Obligor	Concept	Address	City	ST	Zip Code
P0000955	Rite Aid Corporation	Rite Aid	104 Genesee Street	Oneida	NY	13421
P0000956	Rite Aid Corporation	Rite Aid	735 North Water Street	Uhrichsville	OH	44683
P0000957	Rite Aid Corporation	Rite Aid	1410 Delaware Avenue	Buffalo	NY	14209
P0000958	Rite Aid Corporation	Rite Aid	804 East Winthrop Avenue	Millen	GA	30442
P0000959	Rite Aid Corporation	Rite Aid	301 south Broad Street	Thomasville	GA	31792
P0000960	Sonic Corp.	Sonic	1003 W Elk Avenue	Elizabethton	TN	37643
P0000961	Flying Star Cafe	Flying Star Café	8001 Menaul Blvd NE	Albuquerque	NM	87110
P0000962	Flying Star Cafe	Flying Star Café	4501 Juan Tabo Blvd NE	Albuquerque	NM	87111
P0000963	Hughes Supply, Inc.	Hughes Supply	8700 Hwy 27 S	Sebring	FL	33876
P0000964	Hughes Supply, Inc.	Hughes Supply	8326 Lemon Rd	Port Richey	FL	34668
P0000965	Hughes Supply, Inc.	Hughes Supply	6854 Distribution Ave S	Jacksonville	FL	32256
P0000966	Hughes Supply, Inc.	Hughes Supply	8091 Supply Drive	Fort Myers	FL	33912
P0000967	Hughes Supply, Inc.	Hughes Supply	6231 Idlewild Street	Fort Myers	FL	33912
P0000968	Hughes Supply, Inc.	Hughes Supply	4355 Drane Field Rd	Lakeland	FL	33811
P0000969	Hughes Supply, Inc.	Hughes Supply	5311 Doolittle Rd	Jacksonville	FL	32254
P0000970	Hughes Supply, Inc.	Hughes Supply	5409-100 Broadway Ave	Jacksonville	FL	32254
P0000971	Hughes Supply, Inc.	Hughes Supply	3509 N Loop 336 W	Conroe	TX	77304
P0000972	Hughes Supply, Inc.	Hughes Supply	2007 NW 15th Ave	Pompano Beach	FL	33069
P0000973	Hughes Supply, Inc.	Hughes Supply	1751 L Avenue	Riviera Beach	FL	33401
P0000673	Arby’s Restaurant Group	Arby’s	5660 Beach Boulevard	Jacksonville	FL	32207
P0000675	Arby’s Restaurant Group	Arby’s	2600 S Orange Ave	Orlando	FL	32806
P0000676	Arby’s Restaurant Group	Arby’s	1305 Tuskawilla Rd	Winter Springs	FL	32708
P0000677	Arby’s Restaurant Group	Arby’s	2649 Richmond Road	Lexington	KY	40509
P0000678	Arby’s Restaurant Group	Arby’s	4170 Shelbyville Rd	Louisville	KY	40207
P0000679	Arby’s Restaurant Group	Arby’s	16005 US Highway 441	Eustis	FL	32726
P0000680	Mexican Restaurants	Casa Ole	5705 4th St	Lubbock	TX	79416
P0000681	Mexican Restaurants	Casa Ole	1520 Southmore Ave	Pasadena	TX	77502
P0000682	Mexican Restaurants	Casa Ole	2726 Spencer Hwy	Pasadena	TX	77504
P0000683	Mexican Restaurants	Casa Ole	2730 East Highway 190	Copperas Cove	TX	76522
P0000685	Mexican Restaurants	Garibaldi’s	525 Caldwell Blvd	Nampa	ID	83651
P0000687	Mexican Restaurants	Monterey’s Tex Mex	410 S. Gordon St	Alvin	TX	77511
P0000688	Mexican Restaurants	Monterey’s Tex Mex	12520 Greenspoint Dr	Houston	TX	77060
P0000689	Mexican Restaurants	Monterey’s Tex Mex	3201 Freedom Blvd	Bryan	TX	77802
P0000691	Mexican Restaurants	Monterey’s Tex Mex	5694 W Skelly Dr	Tulsa	OK	74107
P0000692	Arby’s Restaurant Group	Arby’s	1228 South Broadway Street	Lexington	KY	40504-2738

Property ID	Obligor	Concept	Address	City	ST	Zip Code
P0000974	Rite Aid Corporation	Rite Aid	5601 Chestnut Street	Philadelphia	PA	19139
P0000975	Sportsman’s Warehouse	Sportsman’s Warehouse	1551 Lawrence Drive	DePere	WI	54115
P0000976	Apollo College	Apollo Colleges	630 W. Southern Ave	Mesa	AZ	85210
P0000977	Apollo College	Apollo Colleges	3550 N. Oracle Road	Tucson	AZ	85704
P0000978	Apollo College	Apollo Colleges	2701 W. Bethany Home Road	Phoenix	AZ	85017
P0000979	Apollo College	Apollo Colleges	8503 N. 27th Avenue	Phoenix	AZ	85051
P0000980	Pilgrim’s Pride Corporation	Pilgrim’s Pride Freezer [ILLEGIBLE]	3330 Woodrow Wilson Drive	Jackson	MS	39209
P0000706	Stonebrook Properties LLC	Golden Corral	1300 South Morgan	Granbury	TX	76048
P0000707	Corral of Michigan LLC	Golden Corral	37101 Warren Road	Westland	MI	48185
P0000708	Pizza Properties, Ltd	Peter Piper Pizza	2210 West University Drive	Edinburg	TX	78539
P0000709	Pizza Properties, Ltd	Peter Piper Pizza	402 South Bibb Ave	Eagle Pass	TX	78852
P0000710	Pizza Properties, Ltd	Peter Piper Pizza	4526 East Hwy 83	Rio Grande City	TX	78582
P0000711	Pizza Properties, Ltd	Peter Piper Pizza	3101 East Expressway 83	Weslaco	TX	78596
P0000730	HOM Furniture, Inc.	HOM Furniture Showrooms	4726 Mall Drive	Hermantown	MN	55811
P0000731	HOM Furniture, Inc.	HOM Furniture Showrooms	2921 Mall Drive	Eau Claire	WI	54701
P0000732	Hastings Entertainment, Inc.	Hastings	200 Hwy 332 West	Lake Jackson	TX	77566
P0000737	Pizza Properties, Ltd	Peter Piper Pizza	9450 Dyer Street	El Paso	TX	79924
P0000738	Rite Aid Corporation	Rite Aid	21500-21508 Harper Avenue	St. Clair Shores	MI	48081
P0000747	Anvia, Inc.	Ashley Home Center	4597 Southwest Drive	Abilene	TX	79605
P0000748	Sky Ventures, LLC	Pizza Hut	545 Hwy 9 E	Forest City	IA	50436
P0000749	Sky Ventures, LLC	Pizza Hut	419 2nd Ave SE	Cresco	IA	52136
P0000750	Sky Ventures, LLC	Pizza Hut	260 Carson Ave	Elk River	MN	55330
P0000751	Sky Ventures, LLC	Pizza Hut	1325 Town Centre Dr	Eagan	MN	55123
P0000752	Sky Ventures, LLC	Pizza Hut	964 Hwy 15 S	Hutchinson	MN	55350
P0000753	Sky Ventures, LLC	Pizza Hut	5501 Grand Ave	Duluth	MN	55808
P0000754	Sky Ventures, LLC	Pizza Hut	3600 N Douglas	Crystal	MN	55422
P0000755	Sky Ventures, LLC	Pizza Hut	32 Sheridan St	Ely	MN	55731
P0000756	Sky Ventures, LLC	Pizza Hut	701 Highway 33 S	Cloquet	MN	55720
P0000757	Sky Ventures, LLC	Pizza Hut	1101 Hwy 25 N	Buffalo	MN	55313
P0000758	Sky Ventures, LLC	Pizza Hut	1918 London Rd	Duluth	MN	55812
P0000759	Sky Ventures, LLC	Pizza Hut	1725 E Main St	Albert Lea	MN	56007
P0000760	Sky Ventures, LLC	Pizza Hut	623 Hammond Ave	Superior	WI	54880
P0000761	Sky Ventures, LLC	Pizza Hut	3854 N Central Ave	Columbia Heights	MN	55421
P0000762	Sky Ventures, LLC	Pizza Hut	100 N Phillips	Algona	IA	50511
P0000763	Sky Ventures, LLC	Pizza Hut	1653 Weir Dr	Woodbury	MN	55125

Property ID	Obligor	Concept	Address	City	ST	Zip Code
P0000764	Sky Ventures, LLC	Pizza Hut	W Hwy 18	Mason City	IA	50401
P0000765	Sky Ventures, LLC	Pizza Hut	1211 7th Ave	Two Harbors	MN	55616
P0000766	Sky Ventures, LLC	Pizza Hut	257 Marschall Rd	Shakopee	MN	55379
P0000767	Sky Ventures, LLC	Pizza Hut	Hwy 18	Clear Lake	IA	50428
P0000768	Sky Ventures, LLC	Pizza Hut	1157 S Main	Sauk Centre	MN	56378
P0000769	Sky Ventures, LLC	Pizza Hut	15065 Canada Rd	Rosemount	MN	55068
P0000770	Sky Ventures, LLC	Pizza Hut	1504 13th Street S	Virginia	MN	55792
P0000771	Sky Ventures, LLC	Pizza Hut	7500 Bass Lake Rd	New Hope	MN	55428
P0000772	Sky Ventures, LLC	Pizza Hut	1300 W Broadway	Minneapolis	MN	55411
P0000773	Sky Ventures, LLC	Pizza Hut	319 N Benton	Sauk Rapids	MN	56379
P0000774	Sky Ventures, LLC	Pizza Hut	1685 White Bear Ave	Maplewood	MN	55109
P0000775	Sky Ventures, LLC	Pizza Hut	17305 Kenrick Ave	Lakeville	MN	55044
P0000776	Sky Ventures, LLC	Pizza Hut	2001 W Hwy 52	Rochester	MN	55901
P0000777	Sky Ventures, LLC	Pizza Hut	1101 37th St East	Hibbing	MN	55746
P0000778	Sky Ventures, LLC	Pizza Hut	806 S Pokegama	Grand Rapids	MN	55744
P0000779	Sky Ventures, LLC	Pizza Hut	1404 E College Dr	Marshall	MN	56258
P0000780	Falcon Holdings, LLC	Church’s	276 Park Ave W	Mansfield	OH	44902
P0000781	Falcon Holdings, LLC	Church’s	700 S Arlington	Akron	OH	44306
P0000782	Falcon Holdings, LLC	Church’s	1520 E Main	Columbus	OH	43205
P0000783	Falcon Holdings, LLC	Church’s	920 N Grand Ave	St. Louis	MO	63106
P0000784	Falcon Holdings, LLC	Church’s	4375 Refugee Rd	Columbus	OH	43232
P0000785	Falcon Holdings, LLC	Church’s	1391 Wooster Ave	Akron	OH	44320
P0000786	Falcon Holdings, LLC	Church’s	3525 N Grand Blvd	St. Louis	MO	63107
P0000787	Falcon Holdings, LLC	Church’s	410 9th St NE	Canton	OH	44704
P0000788	Falcon Holdings, LLC	Church’s	805 N Kings Hwy	St. Louis	MO	63108
P0000789	Falcon Holdings, LLC	Church’s	7260 Manchester Rd	Maplewood	MO	63143
P0000790	Falcon Holdings, LLC	Church’s	1211 S. Main	Akron	OH	44301
P0000791	Falcon Holdings, LLC	Church’s	1753 Woodson Rd	Overland	MO	63114
P0000792	Falcon Holdings, LLC	Church’s	4414 N Saginaw	Flint	MI	48505
P0000793	Falcon Holdings, LLC	Church’s	4401 Marshall Rd	St. Louis	MO	63134
P0000794	Falcon Holdings, LLC	Church’s	10646 New Halls Ferry	Ferguson	MO	63135
P0000795	Falcon Holdings, LLC	Church’s	16100 Livernois	Detroit	MI	48221
P0000796	Falcon Holdings, LLC	Church’s	7215 Natural Bridge Rd	Normandy	MO	63121
P0000797	Falcon Holdings, LLC	Church’s	9137 W Grand River	Detroit	MI	48204
P0000798	Falcon Holdings, LLC	Church’s	13611 West 8 Mile Rd	Detroit	MI	48235

Property ID	Obligor	Concept	Address	City	ST	Zip Code
P0000799	Falcon Holdings, LLC	Church’s	24990 Dequindre	Warren	MI	48091
P0000800	Falcon Holdings, LLC	Church’s	15525 Chicago Ave	Detroit	MI	48228
P0000801	Falcon Holdings, LLC	Church’s	11501 Woodward Ave	Detroit	MI	48202
P0000802	Falcon Holdings, LLC	Church’s	2928 E 7 Mile Rd	Detroit	MI	48234
P0000803	Falcon Holdings, LLC	Church’s	13531 Fenkell Ave	Detroit	MI	48227
P0000804	Falcon Holdings, LLC	Church’s	4850 West 16th St	Indianapolis	IN	46224
P0000805	Falcon Holdings, LLC	Church’s	14260 Gratiot Ave	Detroit	MI	48205
P0000806	Falcon Holdings, LLC	Church’s	5443 East 21st St	Indianapolis	IN	46218
P0000807	Falcon Holdings, LLC	Church’s	3860 N College Ave	Indianapolis	IN	46205
P0000808	Falcon Holdings, LLC	Church’s	11965 E Warren Ave	Detroit	MI	48214
P0000809	Falcon Holdings, LLC	Church’s	3970 Lafayette Rd	Indianapolis	IN	46254
P0000810	Falcon Holdings, LLC	Church’s	5520 Caseyville Ave	Washington Park	IL	62204
P0000811	Falcon Holdings, LLC	Church’s	5040 E 38th St	Indianapolis	IN	46218
P0000812	Falcon Holdings, LLC	Church’s	4590 W 5th Ave	Gary	IN	46406
P0000813	Falcon Holdings, LLC	Church’s	333 E 159th St	Harvey	IL	60426
P0000814	Falcon Holdings, LLC	Church’s	3863 N Post Rd	Indianapolis	IN	46226
P0000815	Falcon Holdings, LLC	Church’s	500 S Western Avenue	Peoria	IL	61605
P0000816	Falcon Holdings, LLC	Church’s	5400-08 W. CermakRd	Cicero	IL	60650
P0000817	Falcon Holdings, LLC	Church’s	3701 Grant St	Gary	IN	46408
P0000818	Falcon Holdings, LLC	Church’s	1409 South Broadway	Gary	IN	46407
P0000819	Falcon Holdings, LLC	Church’s	4812 W North Ave	Chicago	IL	60639
P0000820	Falcon Holdings, LLC	Church’s	345 Collins St	Joliet	IL	60432
P0000821	Falcon Holdings, LLC	Church’s	7102 S Stony Island Ave	Chicago	IL	60649
P0000822	Falcon Holdings, LLC	Church’s	200 E 103rd St	Chicago	IL	60628
P0000823	Falcon Holdings, LLC	Church’s	2601 State St	East St. Louis	IL	62201
P0000824	Falcon Holdings, LLC	Church’s	43I N Austin Blvd	Chicago	IL	60644
P0000825	Falcon Holdings, LLC	Church’s	101 E 35th St	Chicago	IL	60616
P0000826	Falcon Holdings, LLC	Church’s	6600 S Halsted St	Chicago	IL	60621
P0000827	Falcon Holdings, LLC	Church’s	1808 W 47th St	Chicago	IL	60609
P0000828	Falcon Holdings, LLC	Church’s	1855 S Blue Island Ave	Chicago	IL	60608
P0000829	Falcon Holdings, LLC	Church’s	2806 W Cermak Ave	Chicago	IL	60623
P0000844	Hughes Supply, Inc.	Hughes Supply	914 Chris Drive	West Columbia	SC	29169
P0000845	Hughes Supply, Inc.	Hughes Supply	990 Pedigo Way	Bowling Green	KY	42103
P0000846	Hughes Supply, Inc.	Hughes Supply	103 Industrial Drive	Hattiesburg	MS	39401
P0000847	Hughes Supply, Inc.	Hughes Supply	10645 Auto Mall Pkwy	D’lberville	MS	39540

Property ID	Obligor	Concept	Address	City	ST	Zip Code
P0000848	Hughes Supply, Inc.	Hughes Supply	850 E Pine Log Rd	Aiken	SC	29803
P0000849	Hughes Supply, Inc.	Hughes Supply	856 Henri DeTonti Blvd	Tontitown	AR	72770
P0000850	Hughes Supply, Inc.	Hughes Supply	7281 East 30th Street	Indianapolis	IN	46219
P0000851	Hughes Supply, Inc.	Hughes Supply	5905 Old Rutledge Pike	Knoxville	TN	37924
P0000852	Hughes Supply, Inc.	Hughes Supply	6501 Amsterdam Way	Wilmington	NC	28405
P0000853	Hughes Supply, Inc.	Hughes Supply	341 Gees Mill Bus Pkwy	Conyers	GA	30013
P0000854	Hughes Supply, Inc.	Hughes Supply	4339 White Lick Dr	Whitestown	IN	46075

EXHIBIT A-2

MORTGAGE LOAN SCHEDULE

A-2

Property ID	Obligor	Old Property ID	SIC Code	Industry	Sector	Sub-Sector	Subleased - Y/N
E000787	Sky Ventures, LLC	E000787	5812 - Restaurants	Retail .	Restaurants		N
P0000891	Flying J. Inc.	P0000047	5411 - Gas stations/[ILLEGIBLE]	Retail	Truck Stops		N
P0000892	Flying J. Inc.	P0000048	5411 - Gas stations/ [ILLEGIBLE]	Retail	Truck Stops		N
P0000893	Flying J. Inc.	P0000049	5411 - Gas stations/ [ILLEGIBLE]	Retail	Truck Stops		N
P0000894	Flying J. Inc.	P0000050	5411 - Gas stations/ [ILLEGIBLE]	Retail	Truck Stops		N
P0000981	Taco Bueno Restaurants, Inc.	P0000051	5812 - Restaurants	Retail	Restaurants		N
P0000982	Taco Bueno Restaurants, Inc.	P0000052	5812 - Restaurants	Retail	Restaurants		N
P0000983	Taco Bueno Restaurants, Inc.	P0000053	5812 - Restaurants	Retail	Restaurants		N
P0000984	Taco Bueno Restaurants, Inc.	P0000054	5812 - Restaurants	Retail	Restaurants		N
P0000985	Taco Bueno Restaurants, Inc.	P0000055	5812 - Restaurants	Retail	Restaurants		N
P0000986	Taco Bueno Restaurants, Inc.	P0000056	5812 - Restaurants	Retail	Restaurants		N
P0000987	Taco Bueno Restaurants, Inc.	P0000057	5812 - Restaurants	Retail	Restaurants		N
P0000988	Taco Bueno Restaurants, Inc.	P0000058	5812 - Restaurants	Retail	Restaurants		N
P0000989	Taco Bueno Restaurants, Inc.	P0000059	5812 - Restaurants	Retail	Restaurants		N
P0000990	Taco Bueno Restaurants, Inc.	P0000060	5812 - Restaurants	Retail	Restaurants		N
P0000991	Taco Bueno Restaurants, Inc.	P0000061	5812 - Restaurants	Retail	Restaurants		N
P0000992	Taco Bueno Restaurants, Inc.	P0000062	5812 - Restaurants	Retail	Restaurants		N
P0000993	Taco Bueno Restaurants, Inc.	P0000063	5812 - Restaurants	Retail	Restaurants		N
P0000994	Taco Bueno Restaurants, Inc.	P0000064	5812 - Restaurants	Retail	Restaurants		N
P0000995	Taco Bueno Restaurants, Inc.	P0000065	5812 - Restaurants	Retail	Restaurants		N
P0000996	Taco Bueno Restaurants, Inc.	P0000066	5812 - Restaurants	Retail	Restaurants		N
P0000997	Taco Bueno Restaurants, Inc.	P0000067	5812 - Restaurants	Retail	Restaurants		N
P0000998	Taco Bueno Restaurants, Inc.	P0000068	5812 - Restaurants	Retail	Restaurants		N
P0000999	Taco Bueno Restaurants, Inc.	P0000069	5812 - Restaurants	Retail	Restaurants		N
P0001000	Taco Bueno Restaurants, Inc.	P0000070	5812 - Restaurants	Retail	Restaurants		N
P0001001	Taco Bueno Restaurants, Inc.	P0000071	5812 - Restaurants	Retail	Restaurants		N
P0001002	Taco Bueno Restaurants, Inc.	P0000072	5812 - Restaurants	Retail	Restaurants		N
P0001003	Taco Bueno Restaurants, Inc.	P0000073	5812 - Restaurants	Retail	Restaurants		N
P0001004	Taco Bueno Restaurants, Inc.	P0000074	5812 - Restaurants	Retail	Restaurants		N
P0001005	Taco Bueno Restaurants, Inc.	P0000075	5812 - Restaurants	Retail	Restaurants		N
P0001006	Taco Bueno Restaurants, Inc.	P0000076	5812 - Restaurants	Retail	Restaurants		N
P0001007	Taco Bueno Restaurants, Inc.	P0000077	5812 - Restaurants	Retail	Restaurants		N
P0001008	Taco Bueno Restaurants, Inc.	P0000078	5812 - Restaurants	Retail	Restaurants		N
P0001009	Taco Bueno Restaurants, Inc.	P0000079	5812 - Restaurants	Retail	Restaurants		N
P0001010	Taco Bueno Restaurants, Inc.	P0000080	5812 - Restaurants	Retail	Restaurants		N

Property ID	Obligor	Old Property ID	SIC Code	Industry	Sector	Sub-Sector	Subleased - Y/N
P0001011	Taco Bueno Restaurants, Inc.	P0000081	5812 - Restaurants	Retail	Restaurants		N
P0001012	Taco Bueno Restaurants, Inc.	P0000082	5812 - Restaurants	Retail	Restaurants		N
P0001013	Taco Bueno Restaurants, Inc.	P0000083	5812 - Restaurants	Retail	Restaurants		N
P0001014	Taco Bueno Restaurants, Inc.	P0000084	5812 - Restaurants	Retail	Restaurants		N
P0001015	Taco Bueno Restaurants, Inc.	P0000085	5812 - Restaurants	Retail	Restaurants		N
P0001016	Advance Auto Parts, Inc.	P0000086	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001017	Advance Auto Parts, Inc.	P0000087	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001018	Advance Auto Parts, Inc.	P0000088	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001019	Advance Auto Parts, Inc.	P0000089	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001020	Advance Auto Parts, Inc.	P0000090	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001021	Advance Auto Parts, Inc.	P0000091	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001022	Advance Auto Parts, Inc.	P0000092	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001023	Advance Auto Parts, Inc.	P0000093	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001024	Advance Auto Parts, Inc.	P0000094	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001025	Advance Auto Parts, Inc.	P0000095	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001026	Advance Auto Parts, Inc.	P0000096	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001027	Advance Auto Parts, Inc.	P0000097	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001028	Advance Auto Parts, Inc.	P0000098	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001029	Advance Auto Parts, Inc.	P0000099	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001030	Advance Auto Parts, Inc.	P0000100	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001031	Advance Auto Parts, Inc.	P0000101	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001032	Advance Auto Parts, Inc.	P0000102	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001033	Advance Auto Parts, Inc.	P0000103	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001034	Advance Auto Parts, Inc.	P0000104	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001035	Advance Auto Parts, Inc.	P0000105	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001036	Advance Auto Parts, Inc.	P0000106	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001037	Advance Auto Parts, Inc.	P0000107	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001038	Advance Auto Parts, Inc.	P0000108	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001039	Advance Auto Parts, Inc.	P0000109	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001040	Advance Auto Parts, Inc.	P0000110	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001041	Advance Auto Parts, Inc.	P0000111	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001042	Advance Auto Parts, Inc.	P0000112	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001043	Advance Auto Parts, Inc.	P0000113	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001044	Advance Auto Parts, Inc.	P0000114	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001045	Advance Auto Parts, Inc.	P0000115	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N

Property ID	Obligor	Old Property ID	SIC Code	Industry	Sector	Sub-Sector	Subleased - Y/N
P0001046	Advance Auto Parts, Inc.	P0000116	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0001047	Advance Auto Parts, Inc.	P0000117	5531 - Auto Parts Stores	Retail	Automotive	Auto Parts	N
P0000895	America’s Power Sports	P0000122	5571 - Motorcycle Dealers	Retail	Automotive	Motorcycle Dealers	N
P0000896	Barnhill’s Buffet, Inc.	P0000159	5812 - Restaurants	Retail	Restaurants		N
P0000897	Barnhill’s Buffet, Inc.	P0000160	5812 - Restaurants	Retail	Restaurants		N
P0000898	Barnhill’s Buffet, Inc.	P0000161	5812 - Restaurants	Retail	Restaurants		N
P0000899	Barnhill’s Buffet, Inc.	P0000162	5812 - Restaurants	Retail	Restaurants		N
P0000900	Barnhill’s Buffet, Inc.	P0000163	5812 - Restaurants	Retail	Restaurants		N
P0000901	Barnhill’s Buffet, Inc.	P0000164	5812 - Restaurants	Retail	Restaurants		N
P0000902	Barnhill’s Buffet, Inc.	P0000165	5812 - Restaurants	Retail	Restaurants		N
P0000903	Barnhill’s Buffet, Inc.	P0000166	5812 - Restaurants	Retail	Restaurants		N
P0000904	Barnhill’s Buffet, Inc.	P0000167	5812 - Restaurants	Retail	Restaurants		N
P0000905	Hastings Entertainment, Inc.	P0000172	5812 - Retail Computer & [ILLEGIBLE]	Retail	Specialty Retail	Books, Music and [ILLEGIBLE]	N
P0000906	AMC Entertainment, Inc.	P0000177	7830 - Movie Theaters	Service	Movie Theaters		N
P0000907	Pike Holding Nursery LLC	P0000178	5261 - Nurseries, Lawn and [ILLEGIBLE]	Retail	Specialty Retail	Plant Nursery	N
P0000908	Pike Holding Nursery LLC	P0000179	5261 - Nurseries, Lawn and [ILLEGIBLE]	Retail	Specialty Retail	Plant Nursery	N
P0000909	Pike Holding Nursery LLC	P0000180	5261 - Nurseries, Lawn and [ILLEGIBLE]	Retail	Specialty Retail	Plant Nursery	N
P0000910	Pike Holding Nursery LLC	P0000181	5261 - Nurseries, Lawn and [ILLEGIBLE]	Retail	Specialty Retail	Plant Nursery	N
P0000911	Pike Holding Nursery LLC	P0000182	5261 - Nurseries, Lawn	Retail	Specialty Retail	Plant Nursery	N
P0000912	Pike Holding Nursery LLC	P0000183	and [ILLEGIBLE] 5261 - Nurseries, Lawn and [ILLEGIBLE]	Retail	Specialty Retail	Plant Nursery	N N
P0000913	Grand Canyon University	P0000188	8221 - Colleges & [ILLEGIBLE]	Service	Education	University	N
P0000300	NPC International, Inc.	P0000300	5812 - Restaurants	Retail	Restaurants		N
P0000301	NPC International, Inc.	P0000301	5812 - Restaurants	Retail	Restaurants		N
P0000302	NPC International, Inc.	P0000302	5812 - Restaurants	Retail	Restaurants		N
P0000303	NPC International, Inc.	P0000303	5812 - Restaurants	Retail	Restaurants		N
P0000304	NPC International, Inc.	P0000304	5812 - Restaurants	Retail	Restaurants		N
P0000305	NPC International, Inc.	P0000305	5812 - Restaurants	Retail	Restaurants		N
P0000306	Skyline Chili, Inc.	P0000306	5812 - Restaurants	Retail	Restaurants		N
P0000309	Carrols Corporation	P0000309	5812 - Restaurants	Retail	Restaurants		N
P0000310	Carrols Corporation	P0000310	5812 - Restaurants	Retail	Restaurants		N
P0000311	Carrols Corporation	P0000311	5812 - Restaurants	Retail	Restaurants		N
P0000312	Carrols Corporation	P0000312	5812 - Restaurants	Retail	Restaurants		N
P0000313	Max & Erma’s Restaurants, [ILLEGIBLE]	P0000313	5812 - Restaurants	Retail	Restaurants		N
P0000314	Max & Erma’s Restaurants, [ILLEGIBLE]	P0000314	5812 - Restaurants	Retail	Restaurants		N
P0000315	Max & Erma’s Restaurants, [ILLEGIBLE]	P0000315	5812 - Restaurants	Retail	Restaurants		N

Property ID	Obligor	Old Property ID	SIC Code	Industry	Sector	Sub-Sector	Subleased - Y/N
P0000316	Max & Erma’s Restaurants, [ILLEGIBLE]	P0000316	5812 - Restaurants	Retail	Restaurants		N
P00003I7	Max & Erma’s Restaurants, [ILLEGIBLE]	P0000317	5812 - Restaurants	Retail	Restaurants		N
P0000318	Max & Erma’s Restaurants, [ILLEGIBLE]	P0000318	5812 - Restaurants	Retail	Restaurants		N
P0000319	Interfoods of America, Inc.	P0000319	5812 - Restaurants	Retail	Restaurants		N
P0000323	Mexican Restaurants	P0000323	5812 - Restaurants	Retail	Restaurants		Y
P0000324	Banyan, Inc.	P0000324	5812 - Restaurants	Retail	Restaurants		N
P0000326	Interfoods of America, Inc.	P0000326	5812 - Restaurants	Retail	Restaurants		N
P0000327	Burger King Corporation	P0000327	5812 - Restaurants	Retail	Restaurants		N
P0000328	Burger King Corporation	P0000328	5812 - Restaurants	Retail	Restaurants		N
P0000329	Burger King Corporation	P0000329	5812 - Restaurants	Retail	Restaurants		N
P0000330	R & L Foods, LLC	P0000330	5812 - Restaurants	Retail	Restaurants		N
P0000331	Pennant Foods	P0000331	5812 - Restaurants	Retail	Restaurants		N
P0000332	Pennant Foods	P0000332	5812 - Restaurants	Retail	Restaurants		N
P0000336	Thomas & Thomas [ILLEGIBLE]	P0000336	5812 - Restaurants	Retail	Restaurants		N
P0000338	Tacala, L.L.C.	P0000338	5812 - Restaurants	Retail	Restaurants		N
P0000349	Skyline Chili, Inc.	P0000349	5812 - Restaurants	Retail	Restaurants		N
P0000350	Interfoods of America, Inc.	P0000350	5812 - Restaurants	Retail	Restaurants		N
P0000351	Interfoods of America, Inc.	P0000351	5812 - Restaurants	Retail	Restaurants		N
P0000354	Fuddruckers, Inc.	P0000354	5812 - Restaurants	Retail	Restaurants		N
P0000355	Fuddruckers, Inc.	P0000355	5812 - Restaurants	Retail	Restaurants		N
P0000356	Fuddruckers, Inc.	P0000356	5812 - Restaurants	Retail	Restaurants		N
P0000357	Fuddruckers, Inc.	P0000357	5812 - Restaurants	Retail	Restaurants		N
P0000358	Fuddruckers, Inc.	P0000358	5812 - Restaurants	Retail	Restaurants		N
P0000359	Fuddruckers, Inc.	P0000359	5812 - Restaurants	Retail	Restaurants		N
P0000360	Fuddruckers, Inc.	P0000360	5812 - Restaurants	Retail	Restaurants		N
P0000361	Fuddruckers, Inc.	P0000361	5812 - Restaurants	Retail	Restaurants		N
P0000362	Fuddruckers, Inc.	P0000362	5812 - Restaurants	Retail	Restaurants		N
P0000363	Fuddruckers, Inc.	P0000363	5812 - Restaurants	Retail	Restaurants		N
P0000364	Fuddruckers, Inc.	P0000364	5812 - Restaurants	Retail	Restaurants		N
P0000365	Fuddruckers, Inc.	P0000365	5812 - Restaurants	Retail	Restaurants		N
P0000366	Fuddruckers, Inc.	P0000366	5812 - Restaurants	Retail	Restaurants		N
P0000367	Fuddruckers, Inc.	P0000367	5812 - Restaurants	Retail	Restaurants		N
P0000368	Fuddruckers, Inc.	P0000368	5812 - Restaurants	Retail	Restaurants		N
P0000369	Fuddruckers, Inc.	P0000369	5812 - Restaurants	Retail	Restaurants		N
P0000370	Fuddruckers, Inc.	P0000370	5812 - Restaurants	Retail	Restaurants		N

Property ID	Obligor	Old Property ID	SIC Code	Industry	Sector	Sub-Sector	Subleased - Y/N
P0000371	Fuddruckers, Inc.	P0000371	5812 - Restaurants	Retail	Restaurants		N
P0000372	Fuddruckers, Inc.	P0000372	5812 - Restaurants	Retail	Restaurants		N
P0000373	Fuddruckers, Inc.	P0000373	5812 - Restaurants	Retail	Restaurants		N
P0000374	Fuddruckers, Inc.	P0000374	5812 - Restaurants	Retail	Restaurants		N
P0000375	Fuddruckers, Inc.	P0000375	5812 - Restaurants	Retail	Restaurants		N
P0000378	Interfoods of America, Inc.	P0000378	5812 - Restaurants	Retail	Restaurants		N
P0000379	Pennant Foods	P0000379	5812 - Restaurants	Retail	Restaurants		N
P0000380	Interfoods of America, Inc.	P0000380	5812 - Restaurants	Retail	Restaurants		N
P0000381	NPC International, Inc.	P0000381	5812 - Restaurants	Retail	Restaurants		N
P0000914	Dickinson Theatres, Inc.	P0000382	7830 - Movie Theaters	Service	Movie Theaters		N
P0000915	Dickinson Theatres, Inc.	P0000383	7830 - Movie Theaters	Service	Movie Theaters		N
P0000916	Hastings Entertainment, Inc.	P0000384	5735 - Retail Computer & [ILLEGIBLE]	Retail	Specialty Retail	Books, Music and [ILLEGIBLE]	N
P0000917	Kansas Corral	P0000385	5812 - Restaurants	Retail	Restaurants		N
P0000918	Kansas Corral	P0000386	5812 - Restaurants	Retail	Restaurants		N
P0000919	Ferrellgas, L.P	P0000387	5900 - Miscellaneous [ILLEGIBLE]	Distribution	Gas/Propane		N
P0000390	Famous Dave’s of America	P0000390	5812 - Restaurants	Retail	Restaurants		N
P0000391	Famous Dave’s of America	P0000391	5812 - Restaurants	Retail	Restaurants		N
P0000392	Famous Dave’s of America	P0000392	5812 - Restaurants	Retail	Restaurants		N
P0000393	Friendly’s Ice Cream [ILLEGIBLE]	P0000393	5812 - Restaurants	Retail	Restaurants		N
P0000394	Friendly’s Ice Cream [ILLEGIBLE]	P0000394	5812 - Restaurants	Retail	Restaurants		N
P0000395	Friendly’s Ice Cream [ILLEGIBLE]	P0000395	5812 - Restaurants	Retail	Restaurants		N
P0000396	Friendly’s Ice Cream [ILLEGIBLE]	P0000396	5812 - Restaurants	Retail	Restaurants		N
P0000397	Friendly’s Ice Cream [ILLEGIBLE]	P0000397	5812 - Restaurants	Retail	Restaurants		N
P0000398	Friendly’s Ice Cream [ILLEGIBLE]	P0000398	5812 - Restaurants	Retail	Restaurants		N
P0000399	Interfoods of America, Inc.	P0000399	5812 - Restaurants	Retail	Restaurants		N
P0000400	Interfoods of America, Inc.	P0000400	5812 - Restaurants	Retail	Restaurants		N
P0000401	Interfoods of America, Inc.	P0000401	5812 - Restaurants	Retail	Restaurants		N
P0000402	Interfoods of America, Inc.	P0000402	5812 - Restaurants	Retail	Restaurants		N
P0000403	Interfoods of America, Inc.	P0000403	5812 - Restaurants	Retail	Restaurants		N
P0000404	Interfoods of America, Inc.	P0000404	5812 - Restaurants	Retail	Restaurants		N
P0000405	Interfoods of America, Inc.	P0000405	5812 - Restaurants	Retail	Restaurants		N
P0000406	Interfoods of America, Inc.	P0000406	5812 - Restaurants	Retail	Restaurants		N
P0000408	Interfoods of America, Inc.	P0000408	5812 - Restaurants	Retail	Restaurants		N
P0000409	Interfoods of America, Inc.	P0000409	5812 - Restaurants	Retail	Restaurants		N
P0000410	Interfoods of America, Inc.	P0000410	5812 - Restaurants	Retail	Restaurants		N

Property ID	Obligor	Old Property ID	SIC Code	Industry	Sector	Sub-Sector	Subleased - Y/N
P0000411	Interfoods of America, Inc.	P0000411	5812 - Restaurants	Retail	Restaurants		N
P0000412	Interfoods of America, Inc.	P0000412	5812 - Restaurants	Retail	Restaurants		N
P0000415	1st University Credit Union	P0000415	6061 - Credit Unions	Service	Banking	Credit Union	N
P0000416	Barnhill’s Buffet, Inc.	P0000416	5812 - Restaurants	Retail	Restaurants		N
P0000417	Barnhill’s Buffet, Inc.	P0000417	5812 - Restaurants	Retail	Restaurants		N
P0000418	Barnhill’s Buffet, Inc.	P0000418	5812 - Restaurants	Retail	Restaurants		N
P0000419	Barnhill’s Buffet, Inc.	P0000419	5812 - Restaurants	Retail	Restaurants		N
P0000420	Checker’s Drive-In [ILLEGIBLE]	P0000420	5812 - Restaurants	Retail	Restaurants		Y
P0000421	Checker’s Drive-In [ILLEGIBLE]	P0000421	5812 - Restaurants	Retail	Restaurants		Y
P0000424	Checker’s Drive-In [ILLEGIBLE]	P0000424	5812 - Restaurants	Retail	Restaurants		N
P0000425	Checker’s Drive-In [ILLEGIBLE]	P0000425	5812 - Restaurants	Retail	Restaurants		N
P0000426	Checker’s Drive-In [ILLEGIBLE]	P0000426	5812 - Restaurants	Retail	Restaurants		N
P0000428	Checker’s Drive-In [ILLEGIBLE]	P0000428	5812 - Restaurants	Retail	Restaurants		N
P0000429	Goldco, Inc.	P0000429	5812 - Restaurants	Retail	Restaurants		N
P0000431	Max & Erma’s Restaurants,[ILLEGIBLE]	P0000431	5812 - Restaurants	Retail	Restaurants		N
P0000432	Max & Erma’s Restaurants, [ILLEGIBLE]	P0000432	5812 - Restaurants	Retail	Restaurants		N
P0000433	Max & Erma’s Restaurants, [ILLEGIBLE]	P0000433	5812 - Restaurants	Retail	Restaurants		N
P0000434	QK, Inc.	P0000434	5812 - Restaurants	Retail	Restaurants		N
P0000436	Arby’s Restaurant Group	P0000436	5812 - Restaurants	Retail	Restaurants		N
P0000437	Arby’s Restaurant Group	P0000437	5812 - Restaurants	Retail	Restaurants		N
P0000438	Arby’s Restaurant Group	P0000438	5812 - Restaurants	Retail	Restaurants		N
P0000439	Arby’s Restaurant Group	P0000439	5812 - Restaurants	Retail	Restaurants		N
P0000440	Arby’s Restaurant Group	P0000440	5812 - Restaurants	Retail	Restaurants		N
P0000442	Arby’s Restaurant Group	P0000442	5812 - Restaurants	Retail	Restaurants		N
P0000443	Arby’s Restaurant Group	P0000443	5812 - Restaurants	Retail	Restaurants		N
P0000446	Arby’s Restaurant Group	P0000446	5812 - Restaurants	Retail	Restaurants		Y
P0000449	Arby’s Restaurant Group	P0000449	5812 - Restaurants	Retail	Restaurants		Y
P0000450	Arby’s Restaurant Group	P0000450	5812 - Restaurants	Retail	Restaurants		N
P0000451	Arby’s Restaurant Group	P0000451	5812 - Restaurants	Retail	Restaurants		N
P0000453	Arby’s Restaurant Group	P0000453	5812 - Restaurants	Retail	Restaurants		N
P0000454	Arby’s Restaurant Group	P0000454	5812 - Restaurants	Retail	Restaurants		N
P0000455	Arby’s Restaurant Group	P0000455	5812 - Restaurants	Retail	Restaurants		N
P0000456	Interfoods of America, Inc.	P0000456	5812 - Restaurants	Retail	Restaurants		N
P0000457	Interfoods of America, Inc.	P0000457	5812 - Restaurants	Retail	Restaurants		N
P0000459	Interfoods of America, Inc.	P0000459	5812 - Restaurants	Retail	Restaurants		N

Property ID	Obligor	Old Property ID	SIC Code	Industry	Sector	Sub-Sector	Subleased - Y/N
P0000920	Gander Mountain Company	P0000461	5941 - Sporting Goods - [ILLEGIBLE]	Retail	Specialty Retail	Sporting Goods	N
P0000921	Carmike Cinemas, Inc.	P0000462	7830 - Movie Theaters	Service	Movie Theaters		N
P0000922	Humperdink’s Texas, LLC	P0000463	5812 - Restaurants	Retail	Restaurants		N
P0000923	Humperdink’s Texas, LLC	P0000464	5812 - Restaurants	Retail	Restaurants		N
P0000924	Humperdink’s Texas, LLC	P0000465	5812 - Restaurants	Retail	Restaurants		N
P0000925	Humperdink’s Texas, LLC	P0000466	5812 - Restaurants	Retail	Restaurants		N
P0000926	Taco Bueno Restaurants, Inc.	P0000467	5812 - Restaurants	Retail	Restaurants		N
P0000927	Taco Bueno Restaurants, Inc.	P0000468	5812 - Restaurants	Retail	Restaurants		N
P0000928	Taco Bueno Restaurants, Inc.	P0000469	5812 - Restaurants	Retail	Restaurants		N
P0000929	Taco Bueno Restaurants, Inc.	P0000470	5812 - Restaurants	Retail	Restaurants		N
P0000930	Gander Mountain Company	P0000471	5941 - Sporting Goods - [ILLEGIBLE]	Retail	Specialty Retail	Sporting Goods	N
P0000931	Dave & Buster’s, Inc.	P0000473	5812 - Restaurants	Retail	Restaurants		N
P0000932	Hill Country Furniture [ILLEGIBLE]	P0000476	5712 - Furniture Stores	Retail	Specialty Retail	Furniture	N
P0000933	RBLS, Inc. (a Texas [ILLEGIBLE]	P0000477	5712 - Furniture Stores	Retail	Specialty Retail	Furniture	N
P0000934	Gander Mountain Company	P0000478	5941 - Sporting Goods - [ILLEGIBLE]	Retail	Specialty Retail	Sporting Goods	N
P0000935	Ferrellgas, L.P	P0000479	5900 - Miscellaneous Retail	Distribution	Gas/Propane		N
P0000936	Gander Mountain Company	P0000481	5941 - Sporting Goods - [ILLEGIBLE]	Retail	Specialty Retail	Sporting Goods	N
P0000937	Sonic Corp.	P0000482	5812 - Restaurants	Retail	Restaurants		N
P0000938	Sonic Corp.	P0000483	5812 - Restaurants	Retail	Restaurants		N
P0000939	Sonic Corp.	P0000484	5812 - Restaurants	Retail	Restaurants		N
P0000940	Sonic Corp.	P0000533	5812 - Restaurants	Retail	Restaurants		N
P0000941	Sonic Corp.	P0000534	5812 - Restaurants	Retail	Restaurants		N
P0000942	Sonic Corp.	P0000535	5812 - Restaurants	Retail	Restaurants		N
P0000943	Sonic Corp.	P0000536	5812 - Restaurants	Retail	Restaurants		N
P0000944	Sonic Corp.	P0000537	5812 - Restaurants	Retail	Restaurants		N
P0000945	Sonic Corp.	P0000538	5812 - Restaurants	Retail	Restaurants		N
P0000946	Sonic Corp.	P0000539	5812 - Restaurants	Retail	Restaurants		N
P0000947	Sonic Corp.	P0000540	5812 - Restaurants	Retail	Restaurants		N
P0000948	Sonic Corp.	P0000541	5812 - Restaurants	Retail	Restaurants		N
P0000949	Sonic Corp.	P0000542	5812 - Restaurants	Retail	Restaurants		N
P0000950	Sonic Corp.	P0000543	5812 - Restaurants	Retail	Restaurants		N
P0000951	Dickinson Theatres, Inc.	P0000545	7830 - Movie Theaters	Service	Movie Theaters		N
P0000952	Gander Mountain Company	P0000551	5941 - Sporting Goods - [ILLEGIBLE]	Retail	Specialty Retail	Sporting Goods	N
P0000953	Rite Aid Corporation	P0000552	5912 - Drug Stores	Retail	Drug Stores		N
P0000954	Rite Aid Corporation	P0000553	5912 - Drug Stores	Retail	Drug Stores		N

Property ID	Obligor	Old Property ID	SIC Code	Industry	Sector	Sub-Sector	Subleased - Y/N
P0000955	Rite Aid Corporation	P0000554	5912 - Drug Stores	Retail	Drug Stores		N
P0000956	Rite Aid Corporation	P0000556	5912 - Drug Stores	Retail	Drug Stores		N
P0000957	Rite Aid Corporation	P0000559	5912 - Drug Stores	Retail	Drug Stores		N
P0000958	Rite Aid Corporation	P0000560	5912 - Drug Stores	Retail	Drug Stores		N
P0000959	Rite Aid Corporation	P0000561	5912 - Drug Stores	Retail	Drug Stores		N
P0000960	Sonic Corp.	P0000566	5812 - Restaurants	Retail	Restaurants		N
P0000961	Flying Star Cafe	P0000596	5812 - Restaurants	Retail	Restaurants		N
P0000962	Flying Star Cafe	P0000597	5812 - Restaurants	Retail	Restaurants		N
P0000963	Hughes Supply, Inc.	P0000634	5070 - Wholesale Hardware	Distribution	Plumbing/Electrical		N
P0000964	Hughes Supply, Inc.	P0000637	5070 - Wholesale Hardware	Distribution	Plumbing/Electrical		N
P0000965	Hughes Supply, Inc.	P0000640	5070 - Wholesale Hardware	Distribution	Plumbing/Electrical		N
P0000966	Hughes Supply, Inc.	P0000642	5070 - Wholesale Hardware	Distribution	Plumbing/Electrical		N
P0000967	Hughes Supply, Inc.	P0000644	5070 - Wholesale Hardware	Distribution	Plumbing/Electrical		N
P0000968	Hughes Supply, Inc.	P0000646	5070 - Wholesale Hardware	Distribution	Plumbing/Electrical		N
P0000969	Hughes Supply, Inc.	P0000647	5070 - Wholesale Hardware	Distribution	Plumbing/Electrical		N
P0000970	Hughes Supply, Inc.	P0000648	5070 - Wholesale Hardware	Distribution	Plumbing/Electrical		N
P0000971	Hughes Supply, Inc.	P0000650	5070 - Wholesale Hardware	Distribution	Plumbing/Electrical		N
P0000972	Hughes Supply, Inc.	P0000655	5070 - Wholesale Hardware	Distribution	Plumbing/Electrical		N
P0000973	Hughes Supply, Inc.	P0000658	5070 - Wholesale Hardware	Distribution	Plumbing/Electrical		N
P0000673	Arby’s Restaurant Group	P0000673	5812 - Restaurants	Retail	Restaurants		N
P0000675	Arby’s Restaurant Group	P0000675	5812 - Restaurants	Retail	Restaurants		N
P0000676	Arby’s Restaurant Group	P0000676	5812 - Restaurants	Retail	Restaurants		N
P0000677	Arby’s Restaurant Group	P0000677	5812 - Restaurants	Retail	Restaurants		Y
P0000678	Arby’s Restaurant Group	P0000678	5812 - Restaurants	Retail	Restaurants		N
P0000679	Arby’s Restaurant Group	P0000679	5812 - Restaurants	Retail	Restaurants		N
P0000680	Mexican Restaurants	P0000680	5812 - Restaurants	Retail	Restaurants		N
P0000681	Mexican Restaurants	P0000681	5812 - Restaurants	Retail	Restaurants		N
P0000682	Mexican Restaurants	P0000682	5812 - Restaurants	Retail	Restaurants		N
P0000683	Mexican Restaurants	P0000683	5812 - Restaurants	Retail	Restaurants		N
P0000685	Mexican Restaurants	P0000685	5812 - Restaurants	Retail	Restaurants		Y
P0000687	Mexican Restaurants	P0000687	5812 - Restaurants	Retail	Restaurants		N
P0000688	Mexican Restaurants	P0000688	5812 - Restaurants	Retail	Restaurants		N
P0000689	Mexican Restaurants	P0000689	5812 - Restaurants	Retail	Restaurants		N
P0000691	Mexican Restaurants	P0000691	5812 - Restaurants	Retail	Restaurants		N
P0000692	Arby’s Restaurant Group	P0000692	5812 - Restaurants	Retail	Restaurants		Y

Property ID	Obligor	Old Property ID	SIC Code	Industry	Sector	Sub-Sector	Subleased - Y/N
P0000974	Rite Aid Corporation	P0000693	5912 - Drug Stores	Retail	Drug stores		N
P0000975	Sportsman’s Warehouse	P0000694	5941 - Sporting Goods - [ILLEGIBLE]	Retail	Specialty Retail	Sporting Goods	N
P0000976	Apollo College	P0000696	8249 - Schools-Medical & [ILLEGIBLE]	Service	Education	Vocational/Technical	N
P0000977	Apollo College	P0000697	8249 - Schools-Medical & [ILLEGIBLE]	Service	Education	Vocational/Technical	N
P0000978	Apollo College	P0000698	8249 - Schools-Medical & [ILLEGIBLE]	Service	Education	Vocational/Technical	N
P0000979	Apollo College	P0000699	8249 - Schools-Medical & [ILLEGIBLE]	Service	Education	Vocational/Technical	N
P0000980	Pilgrim’s Pride Corporation	P0000705	2015 - Poultry Distribution	Distribution	Poultry Distribution		N
P0000706	Stonebrook Properties LLC	P0000706	5812 - Restaurants	Retail	Restaurants		N
P0000707	Corral of Michigan LLC	P0000707	5812 - Restaurants	Retail	Restaurants		N
P0000708	Pizza Properties, Ltd	P0000708	5812 - Restaurants	Retail	Restaurants		N
P0000709	Pizza Properties, Ltd	P0000709	5812 - Restaurants	Retail	Restaurants		N
P0000710	Pizza Properties, Ltd	P0000710	5812 - Restaurants	Retail	Restaurants		N
P0000711	Pizza Properties, Ltd	P0000711	5812 - Restaurants	Retail	Restaurants		N
P0000730	HOM Furniture, Inc.	P0000730	5712 - Furniture Stores	Retail	Specialty Retail	Furniture	N
P0000731	HOM Furniture, Inc.	P0000731	5712 - Furniture Stores	Retail	Specialty Retail	Furniture	N
P0000732	Hastings Entertainment, Inc.	P0000732	5735 - Retail Computer & [ILLEGIBLE]	Retail	Specialty Retail	Books, Music and [ILLEGIBLE]	N
P0000737	Pizza Properties, Ltd	P0000737	5812 - Restaurants	Retail	Restaurants		N
P0000738	Rite Aid Corporation	P0000738	5912 - Drug Stores	Retail	Drug Stores		N
P0000747	Anvia, Inc.	P0000747	5712 - Furniture Stores	Retail	Specialty Retail	Furniture	N
P0000748	Sky Ventures, LLC	P0000748	5812 - Restaurants	Retail	Restaurants		N
P0000749	Sky Ventures, LLC	P0000749	5812 - Restaurants	Retail	Restaurants		N
P0000750	Sky Ventures, LLC	P0000750	5812 - Restaurants	Retail	Restaurants		N
P0000751	Sky Ventures, LLC	P0000751	5812 - Restaurants	Retail	Restaurants		N
P0000752	Sky Ventures, LLC	P0000752	5812 - Restaurants	Retail	Restaurants		N
P0000753	Sky Ventures, LLC	P0000753	5812 - Restaurants	Retail	Restaurants		N
P0000754	Sky Ventures, LLC	P0000754	5812 - Restaurants	Retail	Restaurants		N
P0000755	Sky Ventures, LLC	P0000755	5812 - Restaurants	Retail	Restaurants		N
P0000756	Sky Ventures, LLC	P0000756	5812 - Restaurants	Retail	Restaurants		N
P0000757	Sky Ventures, LLC	P0000757	5812 - Restaurants	Retail	Restaurants		N
P0000758	Sky Ventures, LLC	P0000758	5812 - Restaurants	Retail	Restaurants		N
P0000759	Sky Ventures, LLC	P0000759	5812 - Restaurants	Retail	Restaurants		N
P0000760	Sky Ventures, LLC	P0000760	5812 - Restaurants	Retail	Restaurants		N
P0000761	Sky Ventures, LLC	P0000761	5812 - Restaurants	Retail	Restaurants		N
P0000762	Sky Ventures, LLC	P0000762	5812 - Restaurants	Retail	Restaurants		N
P0000763	Sky Ventures, LLC	P0000763	5812 - Restaurants	Retail	Restaurants		N

Property ID	Obligor	Old Property ID	SIC Code	Industry	Sector	Sub-Sector	Subleased - Y/N
P0000764	Sky Ventures, LLC	P0000764	5812 - Restaurants	Retail	Restaurants		N
P0000765	Sky Ventures, LLC	P0000765	5812 - Restaurants	Retail	Restaurants		N
P0000766	Sky Ventures, LLC	P0000766	5812 - Restaurants	Retail	Restaurants		N
P0000767	Sky Ventures, LLC	P0000767	5812 - Restaurants	Retail	Restaurants		N
P0000768	Sky Ventures, LLC	P0000768	5812 - Restaurants	Retail	Restaurants		N
P0000769	Sky Ventures, LLC	P0000769	5812 - Restaurants	Retail	Restaurants		N
P0000770	Sky Ventures, LLC	P0000770	5812 - Restaurants	Retail	Restaurants		N
P0000771	Sky Ventures, LLC	P0000771	5812 - Restaurants	Retail	Restaurants		N
P0000772	Sky Ventures, LLC	P0000772	5812 - Restaurants	Retail	Restaurants		N

Property ID	Subtenant	Deal Name	Concept	Address 1
E000787		Sky Ventures, LLC	Pizza Hut	Equipment associated with the [ILLEGIBLE]
P0000891		Flying J portfolio purchase (Washington Mutal)	Flying J Travel Plaza	950 State Road 206 West
P0000892		Flying J portfolio purchase (Washington Mutal)	Flying J Travel Plaza	10226 Old Federal Highway
P0000893		Flying J portfolio purchase (Washington Mutal)	Flying J Travel Plaza	5300 S SR 3
P0000894		Flying J portfolio purchase (Washington Mutal)	Flying J Travel Plaza	15236 State Route 180
P0000981		Taco Bueno	Taco Bueno	1321 Desiree Lane
P0000982		Taco Bueno	Taco Bueno	2307 S Cooper St
P0000983		Taco Bueno	Taco Bueno	5600 Camp Bowie Blvd
P0000984		Taco Bueno	Taco Bueno	1528 Brown Trl
P0000985		Taco Bueno	Taco Bueno	7436 E Admiral PI
P0000986		Taco Bueno	Taco Bueno	8601 Highway 80 W
P0000987		Taco Bueno	Taco Bueno	205 Spur 350
P0000988		Taco Bueno	Taco Bueno	4117 Buffalo Gap Rd
P0000989		Taco Bueno	Taco Bueno	5748 SW Green Oaks Blvd
P0000990		Taco Bueno	Taco Bueno	1550 W University Dr
P0000991		Taco Bueno	Taco Bueno	6350 Lake Worth Blvd
P0000992		Taco Bueno	Taco Bueno	8611 S Lewis Ave
P0000993		Taco Bueno	Taco Bueno	5724 Broadway Blvd
P0000994		Taco Bueno	Taco Bueno	1113 W Northwest Hwy
P0000995		Taco Bueno	Taco Bueno	301 W Shawnee St
P0000996		Taco Bueno	Taco Bueno	2001 NW 23rd St
P0000997		Taco Bueno	Taco Bueno	7057 Ridgmar Meadow Rd
P0000998		Taco Bueno	Taco Bueno	1210 W Will Rogers Blvd
P0000999		Taco Bueno	Taco Bueno	1301 S Meridian Ave
P0001000		Taco Bueno	Taco Bueno	6112 S Gamett Rd
P0001001		Taco Bueno	Taco Bueno	2630 S Buckner Blvd
P0001002		Taco Bueno	Taco Bueno	722 S Main St
P0001003		Taco Bueno	Taco Bueno	5010 US High way 277 S
P0001004		Taco Bueno	Taco Bueno	3023 SW 29th St
P0001005		Taco Bueno	Taco Bueno	6834 Wesley St
P0001006		Taco Bueno	Taco Bueno	2951 N Belt Line Rd
P0001007		Taco Bueno	Taco Bueno	5380 N Beach St
P0001008		Taco Bueno	Taco Bueno	5341 William D Tate Ave
P0001009		Taco Bueno	Taco Bueno	2404 Westport Pkwy
P0001010		Taco Bueno	Taco Bueno	3204 SE Loop 820

Property ID	Subtenant	Deal Name	Concept	Address 1
P0001011		Taco Bueno	Taco Bueno	3700 Eldorado Pkwy
P0001012		Taco Bueno	Taco Bueno	5032 S Sheridan Rd
P0001013		Taco Bueno	Taco Bueno	1725 W Owen K Garriott Rd
P0001014		Taco Bueno	Taco Bueno	2814 E l1th St
P0001015		Taco Bueno	Taco Bueno	2305 E Southlake Blvd
P0001016		Discount Auto	Discount Auto Parts	1603 S Main St
P0001017		Discount Auto	Discount Auto Parts	5605 E Rite Rd
P0001018		Discount Auto	Discount Auto Parts	8300 NW 103rd St
P0001019		Discount Auto	Discount Auto Parts	615 N Dixie Fwy
P0001020		Discount Auto	Discount Auto Parts	7522 Southgate Blvd
P0001021		Discount Auto	Discount Auto Parts	5121 Powerline Rd
P0001022		Discount Auto	Discount Auto Parts	3012 W Hillsborough Ave
P0001023		Discount Auto	Discount Auto Parts	10824 S US Highway 41
P0001024		Discount Auto	Advance Auto Parts	2636 S Smithville Rd
P0001025		Discount Auto	Advance Auto Parts	3210 Library Rd
P0001026		Discount Auto	Advance Auto Parts	3317 Agency St
P0001027		Discount Auto	Discount Auto Parts	311 E Oakland Ave
P0001028		Discount Auto	Discount Auto Parts	2815 Montgomery St
P0001029		Discount Auto	Discount Auto Parts	1501 Manchester Expy
P0001030		Discount Auto	Discount Auto Parts	203 W 6th St
P0001031		Discount Auto	Discount Auto Parts	402 Columbia St
P0001032		Discount Auto	Discount Auto Parts	2196 US Highway 17
P0001033		Discount Auto	Discount Auto Parts	3602 Peach Orchard Rd
P0001034		Discount Auto	Discount Auto Parts	760 E King Avenue
P0001035		Discount Auto	Discount Auto Parts	310 W Taylor St
P0001036		Discount Auto	Discount Auto Parts	5621 Riverdale Dr
P0001037		Discount Auto	Discount Auto Parts	1496 US Highway 19
P0001038		Discount Auto	Discount Auto Parts	950 E Boston St
P0001039		Discount Auto	Advance Auto Parts	2602 Washington Ave
P0001040		Discount Auto	Advance Auto Parts	3510 Gravois Ave
P0001041		Discount Auto	Discount Auto Parts	5060 Hardy St
P0001042		Discount Auto	Discount Auto Parts	300 US Highway 80 W
P0001043		Discount Auto	Discount Auto Parts	1259 Ellis Ave
P0001044		Discount Auto	Discount Auto Parts	179 Sgt Prentiss Dr
P0001045		Discount Auto	Discount Auto Parts	198 Northside Dr

Property ID	Subtenant	Deal Name	Concept	Address 1
P0001046		Discount Auto	Discount Auto Parts	614 Central Ave W
P0001047		Discount Auto	Discount Auto Parts	550 E Baruch St
P0000895		America’s PowerSports - 1 Dealership	KC’s Powersports	12401 S. Memorial Parkway
P0000896		Barnhill Sale/Leaseback	Barnhill’s Buffet	3075 Gulf Breeze Parkway
P0000897		Barnhill Sale/Leaseback	Barnhill’s Buffet	431 Mary Esther Blvd
P0000898		Barnhill Sale/Leaseback	Barnhill’s Buffet	1117 Hwy 231 Bypass
P0000899		Barnhill Sale/Leaseback	Barnhill’s Buffet	1701 South Texas Avenue
P0000900		Barnhill Sale/Leaseback	Barnhill’s Buffet	625 18th Avenue North
P0000901		Barnhill Sale/Leaseback	Barnhill’s Buffet	2167 E.Silver Springs Blvd
P0000902		Barnhill Sale/Leaseback	Barnhill’s Buffet	3814 University Boulevard We
P0000903		Barnhill Sale/Leaseback	Barnhill’s Buffet	2611 US 27 North
P0000904		Barnhill Sale/Leaseback	Barnhill’s Buffet	100 Live Oaks Boulevard
P0000905		Hastings Ent - 1 unit (Great Falls, MT) S/L	Hastings	726 10th Avenue South
P0000906		AMC - Esplanade	AMC Theatre	2515 E. Camelback Road
P0000907		Roark Capital - Pike Nurseries, Inc. S/L (LOI)	Pike Plant Nursery	5795 State Bridge Road
P0000908		Roark Capital - Pike Nurseries, Inc. S/L (LOI)	Pike Plant Nursery	3431 Ernest W. Barrett Pkwy
P0000909		Roark Capital - Pike Nurseries, Inc. S/L (LOI)	Pike Plant Nursery	3985 Holly Springs Pkwy
P0000910		Roark Capital - Pike Nurseries, Inc. S/L (LOI)	Pike Plant Nursery	4020 Roswell Road
P0000911		Roark Capital - Pike Nurseries, Inc. S/L (LOI)	Pike Plant Nursery	2955 Holcomb Bridge Road
P0000912		Roark Capital - Pike Nurseries, Inc. S/L (LOI)	Pike Plant Nursery	2900 Johnson Ferry Road
P0000913		Grand Canyon University - Sale/Leaseback	Grand Canyon University	3300 West Camelback Rd.
P0000300		GEFF - 59 unit portfolio - 55 units Closing in June	Pizza Hut	925 N Green River Rd
P0000301		GEFF - 59 unit portfolio - 55 units Closing in June	Pizza Hut	4127 Frederica St
P0000302		GEFF - 59 unit portfolio - 55 units Closing in June	Pizza Hut	606 N lst St
P0000303		GEFF - 59 unit portfolio - 55 units Closing in June	Pizza Hut	1000 W Maple Ave
P0000304		GEFF - 59 unit portfolio - 55 units Closing in June	Pizza Hut	715 Columbia Rd
P0000305		GEFF - 59 unit portfolio - 55 units Closing in June	Pizza Hut	1119 Paris Rd
P0000306		GEFF - 59 unit portfolio - 55 units Closing in June	Skyline Chili	2805 Centre Dr
P0000309		GEFF - 59 unit portfolio - 55 units Closing in June	Burger King	349 Tryon Rd
P0000310		GEFF - 59 unit portfolio - 55 units Closing in June	Burger King	979 US Highway 70 E
P0000311		GEFF - 59 unit portfolio - 55 units Closing in June	Burger King	1294 Canton Rd
P0000312		GEFF - 59 unit portfolio - 55 units Closing in June	Burger King	14834 State Route 49
P0000313		GEFF - 59 unit portfolio - 55 units Closing in June	Max & Erma’s	201 Bridewell Dr
P0000314		GEFF - 59 unit portfolio - 55 units Closing in June	Max & Erma’s	2240 N Canton Center Rd
P0000315		GEFF - 59 unit portfolio - 55 units Closing in June	Max & Erma’s	936 Sheraton Dr

Property ID	Subtenant	Deal Name	Concept	Address 1
P0000316		GEFF - 59 unit portfolio - 55 units Closing in June	Max & Erma’s	8901 Kingsridge Dr
P0000317		GEFF - 59 unit portfolio - 55 units Closing in June	Max & Erma’s	6420 Grand Ave
P0000318		GEFF - 59 unit portfolio - 55 units Closing in June	Max & Erma’s	130 Andrews Dr
P0000319		GEFF - 59 unit portfolio - 55 units Closing in June	Popeye’s	1727 Finley Blvd
P0000323	Casa Mexico	GEFF - 59 unit portfolio - 55 units Closing in June	Casa Mexico	1459 S Vinnell Way
P0000324		GEFF - 59 unit portfolio - 55 units Closing in June	Grandy’s	1400 Juan Tabo Blvd NE
P0000326		GEFF - 59 unit portfolio - 55 units Closing in June	Popeye’s	11413 Reulet Ave
P0000327		GEFF - 59 unit portfolio - 55 units Closing in June	Burger King	488 E Main St
P0000328		GEFF - 59 unit portfolio - 55 units Closing in June	Burger King	2400 13th St
P0000329		GEFF - 59 unit portfolio - 55 units Closing in June	Burger King	11834 E Colonial Dr
P0000330		GEFF - 59 unit portfolio - 55 units Closing in June	Wendy’s	2983 Cottingham Expy
P0000331		GEFF - 59 unit portfolio - 55 units Closing in June	Wendy’s	1219 Oak Ridge Tpke
P0000332		GEFF - 59 unit portfolio - 55 units Closing in June	Wendy’s	2544 Decatur Pike
P0000336		GEFF - 59 unit portfolio - 55 units Closing in June	Whataburger	Loop 323 N of Highway 31
P0000338		GEFF - 59 unit portfolio - 55 units Closing in June	Taco Bell	2303 Dayton Blvd
P0000349		GEFF - 59 unit portfolio - 55 units Closing in June	Skyline Chili	9135 Owenfield Dr
P0000350		GEFF - 59 unit portfolio - 55 units Closing in June	Popeye’s	361 Palisades Blvd
P0000351		GEFF - 59 unit portfolio - 55 units Closing in June	Popeye’s	2265 Oneal Ln
P0000354		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	10050 State St
P0000355		GEFF - Fuddrucker’s 22 properties - master-lease.	Fuddruckers	1915 Scenic Hwy N
P0000356		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	5271 E Main St
P0000357		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	6607 N IH 35
P0000358		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	3586 W Dublin Granville Rd
P0000359		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	14035 E Evans Ave
P0000360		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	3929 Southwest Fwy
P0000361		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	11825 Technology Dr
P0000362		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	6455 E Southern Ave
P0000363		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	14500 Weaver Lake Rd
P0000364		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	121 E Campus View Blvd
P0000365		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	7250 Highway 6 N
P0000366		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	3560 Fishinger Blvd
P0000367		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	13010 Northwest Fwy
P0000368		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	101 Regal Way
P0000369		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	7800 W Bell Rd
P0000370		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	9996 Escort Dr

Property ID	Subtenant	Deal Name	Concept	Address 1
P0000371		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	8955 Springbrook Dr NW
P0000372		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	1105 Merchants Way
P0000373		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	11992 Chase Plz
P0000374		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	10500 Town and Country Way
P0000375		GEFF - Fuddrucker’s 22 properties - master lease.	Fuddruckers	4360 Kingwood Dr
P0000378		GEFF - 59 unit portfolio part 2 - 4 units	Popeye’s	8194 Plank Road
P0000379		GEFF - 59 unit portfolio part 2 - 4 units	Wendy’s	8749 Campo Road
P0000380		GEFF - 59 unit portfolio part 2 - 4 units	Popeye’s	3411 N Pace Blvd
P0000381		GEFF - 59 unit portfolio part 2 - 4 units	Pizza Hut	1551 W Main St
P0000914		Dickinson Theaters - Purchase 2 locations	Dickinson Theaters	4900 NE 80th Street
P0000915		Dickinson Theaters - Purchase 2 locations	Dickinson Theaters	1451 NE Douglas Street
P0000916		Hastings Ent - Roswell unit acq. subject to existing lease	Hastings	1705 North Main Street
P0000917		Allwell Golden Corral - 2 unit S/L	Golden Corral	616 So. Ridge Road Circle
P0000918		Allwell Golden Corral - 2 unit S/L	Golden Corral	2830 W. 18th Avenue
P0000919		Blue Rhino - Property in Tavarcs, FL.	Blue Rhino	300 County Road 448
P0000390		GEFF Portfolio - Sept ‘04 close on 71 properties	Famous Dave’s	14200 60th St N
P0000391		GEFF Portfolio - Sept ‘04 close on 71 properties	Famous Dave’s	7825 Vinewood Ln
P0000392		GEFF Portfolio - Sept ‘04 close on 71 properties	Famous Dave’s	7593 147th St W
P0000393		GEFF Portfolio - Sept ‘04 close on 71 properties	Friendly’s Ice Cream	90 N Genesee St
P0000394		GEFF Portfolio - Sept ‘04 close on 71 properties	Friendly’s Ice Cream	600 Mountain View Dr
P0000395		GEFF Portfolio - Sept ‘04 close on 71 properties	Friendly’s Ice Cream	697 Troy Schenectady Rd
P0000396		GEFF Portfolio - Sept ‘04 close on 71 properties	Friendly’s Ice Cream	632 Bloomfield Ave
P0000397		GEFF Portfolio - Sept ‘04 close on 71 properties	Friendly’s Ice Cream	11 Main St
P0000398		GEFF Portfolio - Sept ‘04 close on 71 properties	Friendly’s Ice Cream	936 Walnut Bottom Rd
P0000399		GEFF Portfolio - Sept ‘04 close on 71 properties	Popeye’s	5534 NW 7th Ave
P0000400		GEFF Portfolio - Sept ‘04 close on 71 properties	Popeye’s	233 W Hillsboro Blvd
P0000401		GEFF Portfolio - Sept ‘04 close on 71 properties	Popeye’s	3291 W Broward Blvd
P0000402		GEFF Portfolio - Sept ‘04 close on 71 properties	Popeye’s	14620 Plank Rd
P0000403		GEFF Portfolio - Sept ‘04 close on 71 properties	Popeye’s	1940 Main St
P0000404		GEFF Portfolio - Sept ‘04 close on 71 properties	Popeye’s	5946 Airline Hwy
P0000405		GEFF Portfolio - Sept ‘04 close on 71 properties	Popeye’s	290 Lobdell Hwy
P0000406		GEFF Portfolio - Sept ‘04 close on 71 properties	Popeye’s	107 S 25th St
P0000408		GEFF Portfolio - Sept ‘04 close on 71 properties	Popeye’s	9854 Halls Ferry Rd
P0000409		GEFF Portfolio - Sept ‘04 close on 71 properties	Popeye’s	8654 Natural Bridge Rd
P0000410		GEFF Portfolio - Sept ‘04 close on 71 properties	Popeye’s	2877 Target Dr

Property ID	Subtenant	Deal Name	Concept	Address 1
P0000411		GEFF Portfolio - Sept ‘04 close on 71 properties	Popeye’s	9376 Greenwell Springs Rd
P0000412		GEFF Portfolio - Sept ‘04 close on 71 properties	Popeye’s	2200 S Range Ave
P0000415		GEFF Portfolio - Sept ‘04 close on 71 properties	Other	605 S University Parks Dr
P0000416		GEFF Portfolio - Sept ‘04 close on 71 properties	Barnhill’s Buffet	325 S Mcgee Ave
P0000417		GEFF Portfolio - Sept ‘04 close on 71 properties	Barnhill’s Buffet	1070 S VolusiaAve
P0000418		GEFF Portfolio - Sept ‘04 close on 71 properties	Barnhill’s Buffet	6706 highway 63
P0000419		GEFF Portfolio - Sept ‘04 close on 71 properties	Barnhill’s Buffet	12475 Highway 49
P0000420	Refranchised - operates as a [ILLEGIBLE]	GEFF Portfolio - Sept ‘04 close on 71 properties	Rally’s	3979 W Tennessee St
P0000421	Refranchised - operates as a [ILLEGIBLE]	GEFF Portfolio - Sept ‘04 close on 71 properties	Rally’s	401 Vincennes Ave
P0000424		GEFF Portfolio - Sept ‘04 close on 71 properties	Rally’s	7843 US Highway 42
P0000425		GEFF Portfolio - Sept ‘04 close on 71 properties	Rally’s	1709 N Galvez St
P0000426		GEFF Portfolio - Sept ‘04 close on 71 properties	Rally’s	2371 Saint Claude Ave
P0000428		GEFF Portfolio - Sept ‘04 close on 71 properties	Rally’s	602 N. Baldwin Avenue
P0000429		GEFF Portfolio - Sept ‘04 close on 71 properties	Burger King	1400 W Jefferson St
P0000431		GEFF Portfolio - Sept ‘04 close on 71 properties	Max & Erma’s	1275 E Dublin Granville Rd
P0000432		GEFF Portfolio - Sept ‘04 close on 71 properties	Max & Erma’s	1391 Arrowhead Dr
P0000433		GEFF Portfolio - Sept ‘04 close on 71 properties	Max & Erma’s	4279 Cemetery Rd
P0000434		GEFF Portfolio - Sept ‘04 close on 71 properties	Denny’s	17053 E Shea Blvd
P0000436		GEFF Portfolio - Sept ‘04 close on 71 properties	Arby’s	1375 N Main St
P0000437		GEFF Portfolio - Sept ‘04 close on 71 properties	Arby’s	163 Altama Connector Blvd
P0000438		GEFF Portfolio - Sept ‘04 close on 71 properties	Arby’s	450 E State Rd
P0000439		GEFF Portfolio - Sept ‘04 close on 71 properties	Arby’s	251 S Main St
P0000440		GEFF Portfolio - Sept ‘04 close on 71 properties	Arby’s	2501 Mayport Rd
P0000442		GEFF Portfolio - Sept ‘04 close on 71 properties	Arby’s	1116 Highway 81 W
P0000443		GEFF Portfolio - Sept ‘04 close on 71 properties	Arby’s	403 Tri County Plz
P0000446	Operates as an Arby’s	GEFF Portfolio - Sept ‘04 close on 71 properties	Arby’s	181 Highway 90
P0000449	Operates as an Arby’s	GEFF Portfolio - Sept ‘04 close on 71 properties	Arby’s	7750 Airport Blvd
P0000450		GEFF Portfolio - Sept ‘04 close on 71 properties	Arby’s	7002 Georgetown Rd
P0000451		GEFF Portfolio - Sept ‘04 close on 71 properties	Arby’s	11190 Beach Blvd
P0000453		GEFF Portfolio - Sept ‘04 close on 71 properties	Arby’s	9361 Atlantic Blvd
P0000454		GEFF Portfolio - Sept ‘04 close on 71 properties	Arby’s	622 Fair Rd
P0000455		GEFF Portfolio - Sept ‘04 close on 71 properties	Arby’s	514 N Highway 52
P0000456		GEFF Portfolio - Sept ‘04 close on 71 properties	Popeye’s	5275 Government St
P0000457		GEFF Portfolio - Sept ‘04 close on 71 properties	Popeye’s	2137 Staring Ln
P0000459		GEFF Portfolio - Sept ‘04 close on 71 properties	Popeye’s	2490 NW 79th St

Property ID	Subtenant	Deal Name	Concept	Address 1
P0000920		Gander Mountain - Acq. of Kenosha subject to existing lease	Gander Mountain	6801 120th Avenue
P0000921		Carmike Cinemas - 1 unit S/L in Cedar Rapids, IA	Carmike Cinemas	2435 Edgewood Road SW
P0000922		Humperdinks (Ram Intl.) - 4 S/L locations	Humperdink	3820 Belt Line Road
P0000923		Humperdinks (Ram Intl.) - 4 S/L locations	Humperdink	6050 Greenville Avenue
P0000924		Humperdinks (Ram Intl.) - 4 S/L locations	Humperdink	2208 W. NW Highway
P0000925		Humperdinks (Ram Intl.) - 4 S/L locations	Humperdink	700 Six Flags Drive
P0000926		Taco Bueno - 4 unit S/L	Taco Bueno	1601 Garth Brooks Blvd
P0000927		Taco Bueno - 4 unit S/L	Taco Bueno	2416 S. Georgia Street
P0000928		Taco Bueno - 4 unit S/L	Taco Bueno	3124 Regency Lane
P0000929		Taco Bueno - 4 unit S/L	Taco Bueno	2520 82nd Street
P0000930		Gander Mountain - Utica location subject to existing lease	Gander Mountain	8635 Clinton Street
P0000931		Dave & Buster’s - 1 unit in Marietta, GA	Dave & Buster’s	2215 D&B Drive
P0000932		Ashley Furniture - San Antonio unit subject to existing lease	Ashley Furniture	7903 Pat Booker Road
P0000933		Ashley Furniture (franchisee - RBLS) in El Paso	Ashley Furniture	1411 Airway Boulevard
P0000934		Gander Mountain - Flint, MI 1 Unit	Gander Mountain	503 8-A Miller Road
P0000935		Blue Rhino - CA property	Blue Rhino	1750 Agua Mansa Road
P0000936		Gander Mountain - Fargo, ND	Gander Mountain	2121 43rd St., SW
P0000937		Sonic - 15 Store Acquisition (1 unit to close late	Sonic	202 N Main Ave
P0000938		Sonic - 15 Store Acquisition (1 unit to close later)	Sonic	3307 No. Broadway St.
P0000939		Sonic - 15 Store Acquisition (1 unit to close later)	Sonic	113 1st St.
P0000940		Sonic - 15 Store Acquisition (1 unit to close later)	Sonic	355 No. Franklin St.
P0000941		Sonic - 15 Store Acquisition (1 unit to close later)	Sonic	647 E. Main St.
P0000942		Sonic - 15 Store Acquisition (1 unit to close later)	Sonic	790 E. Main St.
P0000943		Sonic - 15 Store Acquisition (1 unit to close later)	Sonic	2010 E. Broadway Ave.
P0000944		Sonic - 15 Store Acquisition (1 unit to close later)	Sonic	411 Foothills Mall Drive
P0000945		Sonic - 15 Store Acquisition (1 unit to close later)	Sonic	608 Oak Ridge Turnpike
P0000946		Sonic - 15 Store Acquisition (1 unit to close later)	Sonic	1124 E. Stone Dr.
P0000947		Sonic - 15 Store Acquisition (1 unit to close later)	Sonic	104 Cedar Lane
P0000948		Sonic - 15 Store Acquisition (1 unit to close later)	Sonic	6949 Maynardsville Pike
P0000949		Sonic - 15 Store Acquisition (1 unit to close later)	Sonic	1015 Volunteer Parkway
P0000950		Sonic - 15 Store Acquisition (1 unit to close later)	Sonic	1108 No. Charles G. Seivers Bl
P0000951		Dickinson Theaters - Purchase 2 locations	Dickinson Theaters	10301 So. Memorial Drive
P0000952		Gander Mountain - Syracuse, (Cicero) subject to existing lease	Gander Mountain	5864 Carmenica Drive
P0000953		Rite Aid - 14 Existing properties	Rite Aid	3601 Midvale Avenue
P0000954		Rite Aid - 14 Existing properties	Rite Aid	120 Jefferson Avenue

Property ID	Subtenant	Deal Name	Concept	Address 1
P0000955		Rite Aid - 14 Existing properties	Rite Aid	104 Genesee Street
P0000956		Rite Aid - 14 Existing properties	Rite Aid	735 North Water Street
P0000957		Rite Aid- 14 Existing properties	Rite Aid	1410 Delaware Avenue
P0000958		Rite Aid - 14 Existing properties	Rite Aid	804 East Winlhrop Avenue
P0000959		Rite Aid - 14 Existing properties	Rite Aid	301 south Broad Street
P0000960		Sonic Corp - Final unit of 16-unit acquisition	Sonic	1003 W Elk Avenue
P0000961		Flying Star Cafe - 2 units	Flying Star Cafe	8001 Menaul Blvd NE
P0000962		Flying Star Cafe - 2 units	Flying Star Cafe	4501 Juan Tabo Blvd NE
P0000963		Hughes Supply - existing units	Hughes Supply	8700 Hwy 27 S
P0000964		Hughes Supply - existing units	Hughes Supply	8326 Lemon Rd
P0000965		Hughes Supply - existing units	Hughes Supply	6854 Distribution Ave S
P0000966		Hughes Supply - existing units	Hughes Supply	8091 Supply Drive
P0000967		Hughes Supply - existing units	Hughes Supply	6231 Idlewild Street
P0000968		Hughes Supply - existing units	Hughes Supply	4355 Drane Field Rd
P0000969		Hughes Supply - existing units	Hughes Supply	5311 DoolittleRd
P0000970		Hughes Supply - existing units	Hughes Supply	5409-100 Broadway Ave
P0000971		Hughes Supply - existing units	Hughes Supply	3509 N Loop 336 W
P0000972		Hughes Supply - existing units	Hughes Supply	2007 NW 15th Ave
P0000973		Hughes Supply - existing units	Hughes Supply	1751 L Avenue
P0000673		GEFF - Dec 04 portfolio 19 properties - part 1	Arby’s	5660 Beach Boulevard
P0000675		GEFF - Dec 04 portfolio 19 properties - part 1	Arby’s	2600 S Orange Ave
P0000676		GEFF - Dec 04 portfolio 19 properties - part 1	Arby’s	1305 Tuskawilla Rd
P0000677	Danarb - Still an Arby’s	GEFF - Dec 04 portfolio 19 properties - part 1	Arby’s	2649 Richmond Road
P0000678		GEFF - Dec 04 portfolio 19 properties - part 1	Arby’s	4170 Shelbyville Rd
P0000679		GEFF - Dec 04 portfolio 19 properties - part 1	Arby’s	16005 US Highway 441
P0000680		GEFF - Dec 04 portfolio 19 properties - part 1	Casa Ole	5705 4th St
P0000681		GEFF - Dec 04 portfolio 19 properties - part 1	Casa Ole	1520 Southmore Ave
P0000682		GEFF - Dec 04 portfolio 19 properties - part 1	Casa Ole	2726 Spencer Hwy
P0000683		GEFF - Dec 04 portfolio 19 properties - part 1	Casa Ole	2730 East Highway 190
P0000685	Chappala	GEFF - Dec 04 portfolio 19 properties - part 1	Garibaldi’s	525 Caldwell Blvd
P0000687		GEFF - Dec 04 portfolio 19 properties - part 1	Monterey’s Tex Mex	410 S. Gordon St
P0000688		GEFF - Dec 04 portfolio 19 properties - part 1	Monterey’s Tex Mex	12520 Greenspoint Dr
P0000689		GEFF - Dec 04 portfolio 19 properties - part 1	Monterey’s Tex Mex	3201 Freedom Blvd
P0000691		GEFF - Dec 04 portfolio 19 properties - part 1	Monterey’s Tex Mex	5694 WSkellyDr
P0000692	Danarb - Still an Arby’s	GEFF - Dec 04 portfolio Part 2 - 1 property	Arby’s	1228 South Broadway Street

Property ID	Subtenant	Deal Name	Concept	Address 1
P0000974		Rite Aid ( Philadelphia - 1 unit)	Rite Aid	5601 Chestnut Street
P0000975		Sportsman’s Warehouse - Greenbay, WI	Sportsman’s Warehouse	1551 Lawrence Drive
P0000976		Apollo College 4 units	Apollo Colleges	630 W. Southern Ave
P0000977		Apollo College 4 units	Apollo Colleges	3550 N. Oracle Road
P0000978		Apollo College 4 units	Apollo Colleges	2701 W. Bethany Home Road
P0000979		Apollo College 4 units	Apollo Colleges	8503 N. 27th Avenue
P0000980		Anika and Associates, Inc.	Pilgrim’s Pride Freezer Warehouse	3330 Woodrow Wilson Drive
P0000706		Stonebrook Properties LLC	Golden Corral	1300 South Morgan
P0000707		Corral of Michigan	Golden Corral	37101 Warren Road
P0000708		Pizza Properties, Ltd	Peter Piper Pizza	2210 West University Drive
P0000709		Pizza Properties, Ltd	Peter Piper Pizza	402 South Bibb Ave
P0000710		Pizza Properties, Ltd	Peter Piper Pizza	4526 East Hwy 83
P0000711		Pizza Properties, Ltd	Peter Piper Pizza	3101 East Expressway 83
P0000730		HOM Furniture, Inc	HOM Furniture Showrooms	4726 Mall Drive
P0000731		HOM Furniture, Inc	HOM Furniture Showrooms	2921 Mall Drive
P0000732		Hastings - Lake Jackson, TX	Hastings	200 Hwy 332 West
P0000737		Pizza Properties, Ltd	Peter Piper Pizza	9450 Dyer Street
P0000738		Rite Aid - St. Clair Shores	Rite Aid	21500-21508 Harper Avenue
P0000747		Anvia, Inc. Ashley Home Center Abilene	Ashley Home Center	4597 Southwest Drive
P0000748		Sky Ventures, LLC	Pizza Hut	545 Hwy 9 E
P0000749		Sky Ventures, LLC	Pizza Hut	419 2nd Ave SE
P0000750		Sky Ventures, LLC	Pizza Hut	260 Carson Ave
P0000751		Sky Ventures, LLC	Pizza Hut	1325 Town Centre Dr
P0000752		Sky Ventures, LLC	Pizza Hut	964 Hwy 15 S
P0000753		Sky Ventures, LLC	Pizza Hut	5501 Grand Ave
P0000754		Sky Ventures, LLC	Pizza Hut	3600 N Douglas
P0000755		Sky Ventures, LLC	Pizza Hut	32 Sheridan St
P0000756		Sky Ventures, LLC	Pizza Hut	701 Highway 33 S
P0000757		Sky Ventures, LLC	Pizza Hut	1101 Hwy 25 N
P0000758		Sky Ventures, LLC	Pizza Hut	1918 London Rd
P0000759		Sky Ventures, LLC	Pizza Hut	1725 E Main St
P0000760		Sky Ventures, LLC	Pizza Hut	623 Hammond Ave
P0000761		Sky Ventures, LLC	Pizza Hut	3854 N Central Ave
P0000762		Sky Ventures, LLC	Pizza Hut	100 N Phillips
P0000763		Sky Ventures, LLC	Pizza Hut	1653 Weir Dr

Property ID	Subtenant	Deal Name	Concept	Address 1
P0000764		Sky Ventures, LLC	Pizza Hut	W Hwy 18
P0000765		Sky Ventures, LLC	Pizza Hut	1211 7th Ave
P0000766		Sky Ventures, LLC	Pizza Hut	257 Marschall Rd
P0000767		Sky Ventures, LLC	Pizza Hut	Hwy 18
P0000768		Sky Ventures, LLC	Pizza Hut	1157 S Main
P0000769		Sky Ventures, LLC	Pizza Hut	15065 Canada Rd
P0000770		Sky Ventures, LLC	Pizza Hut	1504 13th Street S
P0000771		Sky Ventures, LLC	Pizza Hut	7500 Bass Lake Rd
P0000772		Sky Ventures, LLC	Pizza Hut	1300 W Broadway

Property ID	City	ST	Zip Code	Origination Entity	If acquired, o/s loan balance prior to acquisition	Has been delinquent since origination date?	Has been modified since origination date?	Obligor	Moody’s/S&P/ Fitch Rating
E000787	Golden Valley	MN	55247	Spirit Master Funding, [ILLEGIBLE]		N	N	Sky Ventures, LLC	Non-Rated
P0000891	Saint Augustine	FL	32086	Spirit Finance Corporation		N	N	Flying J. Inc.	BB+ equiv
P0000892	Camesville	GA	30521	Spirit Finance Corporation		N	N	Flying J. Inc.	BB+ equiv
P0000893	Spiceland	IN	47385	Spirit Finance Corporation		N	N	Flying J. Inc.	BB+ equiv
P0000894	Catlettsburg	KY	41129-9211	Spirit Finance Corporation		N	N	Flying J. Inc.	BB+ equiv
P0000981	Hurst	TX	74145-4818	Spirit Funding Company,	362109.33	N	N	Taco Bueno Restaurants	Non-Rated
P0000982	Arlington	TX	76015-1602	Spirit Funding Company,	362109.33	N	N	Taco Bueno Restaurants	Non-Rated
P0000983	Fort Worth	TX	76107-5119	Spirit Funding Company,	434531.2	N	N	Taco Bueno Restaurants	Non-Rated
P0000984	Bedford	TX	76021-5343	Spirit Funding Company,	827678.48	N	N	Taco Bueno Restaurants	Non-Rated
P0000985	Tulsa	OK	74115-7913	Spirit Funding Company,	848370.45	N	N	Taco Bueno Restaurants	Non-Rated
P0000986	Fort Worth	TX	76116-6101	Spirit Funding Company,	703526.71	N	N	Taco Bueno Restaurants	Non-Rated
P0000987	Euless	TX	76040-4583	Spirit Funding Company,	398320.27	N	N	Taco Bueno Restaurants	Non-Rated
P0000988	Abilene	TX	79605-7233	Spirit Funding Company,	801813.53	N	N	Taco Bueno Restaurants	Non-Rated
P0000989	Arlington	TX	76017-1201	Spirit Funding Company,	900100.35	N	N	Taco Bueno Restaurants	Non-Rated
P0000990	Denton	TX	76201-1790	Spirit Funding Company,	941484.27	N	N	Taco Bueno Restaurants	Non-Rated
P0000991	Lake Worth	TX	76135-3102	Spirit Funding Company,	848370.45	N	N	Taco Bueno Restaurants	Non-Rated
P0000992	Tulsa	OK	74137-3206	Spirit Funding Company,	594893.91	N	N	Taco Bueno Restaurants	Non-Rated
P0000993	Garland	TX	75043-5818	Spirit Funding Company,	672488.77	N	N	Taco Bueno Restaurants	Non-Rated
P0000994	Grapevine	TX	76051-5034	Spirit Funding Company,	672488.77	N	N	Taco Bueno Restaurants	Non-Rated
P0000995	Muskogee	OK	74401-4152	Spirit Funding Company,	672488.77	N	N	Taco Bueno Restaurants	Non-Rated
P0000996	Oklahoma City	OK	73106-1203	Spirit Funding Company,	455223.16	N	N	Taco Bueno Restaurants	Non-Rated
P0000997	Fort Worth	TX	76116-1516	Spirit Funding Company,	387974.29	N	N	Taco Bueno Restaurants	Non-Rated
P0000998	Claremore	OK	74017-3426	Spirit Funding Company,	889754.37	N	N	Taco Bueno Restaurants	Non-Rated
P0000999	Oklahoma City	OK	73108-1707	Spirit Funding Company,	362109.33	N	N	Taco Bueno Restaurants	Non-Rated
P0001000	Broken Arrow	OK	74012-1217	Spirit Funding Company,	750083.62	N	N	Taco Bueno Restaurants	Non-Rated
P0001001	Dallas	TX	75227-6901	Spirit Funding Company,	393147.28	N	N	Taco Bueno Restaurants	Non-Rated
P0001002	Sapulpa	OK	74066-5104	Spirit Funding Company,	713872.69	N	N	Taco Bueno Restaurants	Non-Rated
P0001003	Abilene	TX	79605-4543	Spirit Funding Company,	620758.86	N	N	Taco Bueno Restaurants	Non-Rated
P0001004	Oklahoma City	OK	73119-1713	Spirit Funding Company,	465569.15	N	N	Taco Bueno Restaurants	Non-Rated
P0001005	Greenville	TX	75402-7303	Spirit Funding Company,	553509.98	N	N	Taco Bueno Restaurants	Non-Rated
P0001006	Irving	TX	75062-5248	Spirit Funding Company,	636277.83	N	N	Taco Bueno Restaurants	Non-Rated
P0001007	Haltom City	TX	76137-2730	Spirit Funding Company,	879408.38	N	N	Taco Bueno Restaurants	Non-Rated
P0001008	Grapevine	TX	76051-7357	Spirit Funding Company,	646623.82	N	N	Taco Bueno Restaurants	Non-Rated
P0001009	Fort Worth	TX	76177-5302	Spirit Funding Company,	382801.31	N	N	Taco Bueno Restaurants	Non-Rated
P0001010	Forest Hill	TX	76140-1107	Spirit Funding Company,	931138.3	N	N	Taco Bueno Restaurants	Non-Rated

Property ID	City	ST	Zip Code	Origination Entity	If acquired, o/s loan balance prior to acquisition	Has been delinquent since origination date?	Has been modified since origination date?	Obligor	Moody’s/S& Fitch Rating
P0001011	McKinney	TX	75070-4228	Spirit Funding Company,	362109.33	N	N	Taco Bueno Restaurants [ILLEGIBLE]	Non-Rated
P0001012	Tulsa	OK	74145-5714	Spirit Funding Company,	449263.64	N	N	Taco Bueno Restaurants [ILLEGIBLE]	Non-Rated
P0001013	Enid	OK	73703-5604	Spirit Funding Company,	211721.95	N	N	Taco Bueno Restaurants [ILLEGIBLE]	Non-Rated
P0001014	Tulsa	OK	74104-4113	Spirit Funding Company,	350278.1	N	N	Taco Bueno Restaurants [ILLEGIBLE]	Non-Rated
P0001015	Southlake	TX	76092-6603	Spirit Funding Company,	206558	N	N	Taco Bueno Restaurants [ILLEGIBLE]	Non-Rated
P0001016	Atmore	AL	36502-3501	Spirit Funding Company,	347818.44	N	N	Advance Auto Parts, Inc	BB+
P0001017	Theodore	AL	36582-1665	Spirit Funding Company,	516051.1	N	N	Advance Auto Parts, Inc	BB+
P0001018	Hialeah	FL	33016-2253	Spirit Funding Company,	922699.36	N	N	Advance Auto Parts, Inc	BB+
P0001019	New Smyrna Beach	FL	32168-6409	Spirit Funding Company,	652288.59	N	N	Advance Auto Parts, Inc	BB+
P0001020	Margate	FL	33068-1362	Spirit Funding Company,	619261.32	N	N	Advance Auto Parts, Inc	BB+
P0001021	Fort Lauderdale	FL	33309-3156	Spirit Funding Company,	852516.41	N	N	Advance Auto Parts, Inc	BB+
P0001022	Tampa	FL	33614-5963	Spirit Funding Company,	645063.87	N	N	Advance Auto Parts, Inc	BB+
P0001023	Gibsonton	FL	33534-4708	Spirit Funding Company,	663641.71	N	N	Advance Auto Parts, Inc	BB+
P0001024	Dayton	OH	45420-2642	Spirit Funding Company,	564559.89	N	N	Advance Auto Parts, Inc	BB+
P0001025	Castle Shannon	PA	15234-2631	Spirit Funding Company,	858709.03	N	N	Advance Auto Parts, Inc	BB+
P0001026	Burlington	IA	52601-1959	Spirit Funding Company,	457221.27	N	N	Advance Auto Parts, Inc	BB+
P0001027	Camilla	GA	31730-1969	Spirit Funding Company,	632678.64	N	N	Advance Auto Parts, Inc	BB+
P0001028	Savannah	GA	31405-3200	Spirit Funding Company,	657449.1	N	N	Advance Auto Parts, Inc	BB+
P0001029	Columbus	GA	31904-6659	Spirit Funding Company,	660545.4	N	N	Advance Auto Parts, Inc	BB+
P0001030	Waynesboro	GA	30830-1461	Spirit Funding Company,	557335.18	N	N	Advance Auto Parts, Inc	BB+
P0001031	Blakeley	GA	31723-1703	Spirit Funding Company,	511922.69	N	N	Adyance Auto Parts, Inc	BB+
P0001032	Richmond Hill	GA	31324-3671	Spirit Funding Company,	593458.76	N	N	Advance Auto Parts, Inc	BB+
P0001033	Augusta	GA	30906-9436	Spirit Funding Company,	649192.29	N	N	Advance Auto Parts, Inc	BB+
P0001034	Kingsland	GA	31548-6317	Spirit Funding Company,	622357.62	N	N	Advance Auto Parts, Inc	BB+
P0001035	Griffin	GA	30223-3029	Spirit Funding Company,	706990	N	N	Advance Auto Parts, Inc	BB+
P0001036	College Park	GA	30349-6443	Spirit Funding Company,	484055.93	N	N	Advance Auto Parts, Inc	BB+
P0001037	Leesburg	GA	31763-4834	Spirit Funding Company,	780269.25	N	N	Advance Auto Parts, Inc	BB+
P0001038	Covington	LA	70433-3282	Spirit Funding Company,	755498.81	N	N	Advance Auto Parts, Inc	BB+
P0001039	Alton	IL	62002-5466	Spirit Funding Company,	611004.49	N	N	Advance Auto Parts, Inc	BB+
P0001040	Saint Louis	MO	63118-3504	Spirit Funding Company,	776140.85	N	N	Advance Auto Parts, Inc	BB+
P0001041	Hattiesburg	MS	39402-1307	Spirit Funding Company,	910314.14	N	N	Advance Auto Parts, Inc	BB+
P0001042	Clinton	MS	39056	Spirit Funding Company,	672930.63	N	N	Advance Auto Parts, Inc	BB+
P0001043	Jackson	MS	39209-7328	Spirit Funding Company,	680155.35	N	N	Advance Auto Parts, Inc	BB+
P0001044	Natchez	MS	39120-4733	Spirit Funding Company,	710086.3	N	N	Advance Auto Parts, Inc	BB+
P0001045	Newton	MS	39345-9747	Spirit Funding Company,	543917.86	N	N	Advance Auto Parts, Inc	BB+

Property ID	City	ST	Zip Code	Origination Entity	If acquired, o/s Loan balance prior to acquisition	Has been delinquent since origination date	Has been modified since origination date?	Obligor	Moody’s/S&P/ Fitch Rating
P0001046	Wiggins	MS	39577-2531	Spirit Funding Company,	670866.43	N	N	Advance Auto Parts, Inc	BB+
P0001047	Denmark	SC	29042-1307	Spirit Funding Company,	355043.15	N	N	Advance Auto Parts, Inc	BB+
P0000895	Huntsville	AL	35803	Spirit Finance Corporation		N	N	America’s Power Sports	Non-Rated
P0000896	Gulf Breeze	FL	32561	Spirit Finance Acquisitions, LLC		N	N	Barnhill’s Buffet, Inc.	Non-Rated
P0000897	Mary Esther	FL	32569	Spirit Finance Acquisitions, LLC		N	N	Barnhill’s Buffet, Inc.	Non-Rated
P0000898	Troy	AL	36081	Spirit Finance Acquisitions, LLC		N	N	Barnhill’s Buffet, Inc.	Non-Rated
P0000899	Bryan	TX	77801	Spirit Finance Acquisitions, LLC		N	N	Barnhill’s Buffet, Inc.	Non-Rated
P0000900	Columbus	MS	39701	Spirit Finance Acquisitions, LLC		N	N	Barnhill’s Buffet, Inc.	Non-Rated
P0000901	Ocala	FL	34470	Spirit Finance Acquisitions, LLC		N	N	Barnhill’s Buffet, Inc.	Non-Rated
P0000902	Jacksonville	FL	32217	Spirit Finance Acquisitions, LLC		N	N	Barnhill’s Buffet, Inc.	Non-Rated
P0000903	Sebring	FL	33872	Spirit Finance Acquisitions, LLC		N	N	Barnhill’s Buffet, Inc.	Non-Rated
P0000904	Casselberry	FL	32707	Spirit Finance Acquisitions, LLC		N	N	Barnhill’s Buffet, Inc.	Non-Rated
P0000905	Great Falls	MT	59401	Spirit Finance Acquisitions, LLC		N	N	Hastings Entertainment,	Non-Rated
P0000906	Phoenix	AZ	85016	Spirit Finance Acquisitions, LLC		N	N	AMC Entertainment, Inc	B
P0000907	Alpharetta	GA	30022	Spirit Finance Acquisitions, LLC		N	Y	Pike Holding Nursery [ILLEGIBLE]	Non-Rated
P0000908	Marietta	GA	30064	Spirit Finance Acquisitions, LLC		N	Y	Pike Holding Nursery [ILLEGIBLE]	Non-Rated
P0000909	Canton	GA	30115	Spirit Finance Acquisitions, LLC		N	Y	Pike Holding Nursery [ILLEGIBLE]	Non-Rated
P0000910	Atlanta	GA	30342	Spirit Finance Acquisitions, LLC		N	Y	Pike Holding Nursery [ILLEGIBLE]	Non-Rated
P0000911	Alpharetta	GA	30022	Spirit Finance Acquisitions, LLC		N	Y	Pike Holding Nursery [ILLEGIBLE]	Non-Rated
P0000912	Marietta	GA	30062	Spirit Finance Acquisitions, LLC		N	Y	Pike Holding Nursery [ILLEGIBLE]	Non-Rated
P0000913	Phoenix	AZ	85017	Spirit Finance Acquisitions, LLC		N	N	Grand Canyon University	Non-Rated
P0000300	Evansville	IN	47715-2418	Spirit SPE Portfolio 2004-6		N	N	NPC International, Inc.	Non-Rated
P0000301	Owensboro	KY	42301-7455	Spirit SPE Portfolio 2004-6		N	N	NPC International, Inc.	Non-Rated
P0000302	Madill	OK	73446-1410	Spirit SPE Portfolio 2004-6		N	N	NPC International, Inc.	Non-Rated
P0000303	Geneva	AL	36340-1638	Spirit SPE Portfolio 2004-6		N	N	NPC International, Inc.	Non-Rated
P0000304	Blakely	GA	31723-1423	Spirit SPE Portfolio 2004-6		N	N	NPC International, Inc.	Non-Rated
P0000305	Mayfield	KY	42066-4988	Spirit SPE Portfolio 2004-6		N	N	NPC International, Inc.	Non-Rated
P0000306	Fairborn	OH	45324-2670	Spirit SPE Portfolio 2004-6		N	N	Skyline Chili, Inc.	Non-Rated
P0000309	Raleigh	NC	27603-3529	Spirit SPE Portfolio 2004-6		N	N	Carrols Corporation	B+
P0000310	New Bern	NC	28560-6535	Spirit SPE Portfolio 2004-6		N	N	Carrols Corporation	B+
P0000311	Akron	OH	44312-3951	Spirit SPE Portfolio 2004-6		N	N	Carrols Corporation	B+
P0000312	Edon	OH	43518-9714	Spirit SPE Portfolio 2004-6		N	N	Carrols Corporation	B+
P0000313	Burr Ridge	IL	60521-0834	Spirit SPE Portfolio 2004-6		N	N	Max & Erma’s [ILLEGIBLE]	Non-Rated
P0000314	Canton	MI	48187-2906	Spirit SPE Portfolio 2004-6		N	N	Max & Erma’s [ILLEGIBLE]	Non-Rated
P0000315	Mars	PA	16046-9414	Spirit SPE Portfolio 2004-6		N	N	Max & Erma’s [ILLEGIBLE]	Non-Rated

Property ID	City	ST	Zip Code	Origination Entity	If acquired, o/s loan balance prior to acquisition	Has been delinquent since origination date	Has been modified since origination date?	Obligor	Moody’s/S&P/ Fitch Rating
P0000316	Dayton	OH	45458-1621	Spirit SPE Portfolio 2004-6		N	N	Max & Erma’s [ILLEGIBLE]	Non-Rated
P0000317	Gurnee	IL	60031-1620	Spirit SPE Portfolio 2004-6		N	N	Max & Erma’s [ILLEGIBLE]	Non-Rated
P0000318	Pittsburgh	PA	15275-1200	Spirit SPE Portfolio 2004-6		N	N	Max & Erma’s [ILLEGIBLE]	Non-Rated
P0000319	Birmingham	AL	35204-1736	Spirit SPE Portfolio 2004-6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000323	Boise	ID	83709-1659	Spirit SPE Portfolio 2004-6		N	N	Mexican Restaurants	Non-Rated
P0000324	Albuquerque	NM	87112-4406	Spirit SPE Portfolio 2004-6		N	N	Banyan, Inc.	Non-Rated
P0000326	Baton Rouge	LA	70816-8525	Spirit SPE Portfolio 2004-6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000327	Apopka	FL	32703-5374	Spirit SPE Portfolio 2004-6		N	N	Burger King [ILLEGIBLE]	Non-Rated
P0000328	Saint Cloud	FL	34769-4136	Spirit SPE Portfolio 2004-6		N	N	Burger King Corporation [ILLEGIBLE]	Non-Rated
P0000329	Orlando	FL	32826-4701	Spirit SPE Portfolio 2004-6		N	N	Burger King Corporation [ILLEGIBLE]	Non-Rated
P0000330	Pineville	LA	71360-4389	Spirit SPE Portfolio 2004-6		N	N	R & L Foods, LLC	Non-Rated
P0000331	Oak Ridge	TN	37830-6404	Spirit SPE Portfolio 2004-6		N	N	Pennant Foods	Non-Rated
P0000332	Athens	TN	37303-4929	Spirit SPE Portfolio 2004-6		N	N	Pennant Foods	Non-Rated
P0000336	Tyler	TX	0	Spirit SPE Portfolio 2004-6		N	N	Thomas & Thomas [ILLEGIBLE]	Non-Rated
P0000338	Red Bank	TN	37415-6224	Spirit SPE Portfolio 2004-6		N	N	Tacala, L.L.C.	Non-Rated
P0000349	Lewis Center	OH	43035-9149	Spirit SPE Portfolio 2004-6		N	N	Skyline Chili, Inc.	Non-Rated
P0000350	Birmingham	AL	35209-5149	Spirit SPE Portfolio 2004-6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000351	Baton Rouge	LA	70816-3319	Spirit SPE Portfolio 2004-6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000354	Sandy	UT	84070	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000355	Snellville	GA	30078	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000356	Columbus	OH	43213	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000357	Austin	TX	78752	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000358	Columbus	OH	43235	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000359	Aurora	CO	80014	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000360	Houston	TX	77027	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000361	Eden Prairie	MN	55344	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000362	Mesa	AZ	85206	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000363	Maple Grove	MN	55311	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000364	Columbus	OH	43235	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000365	Houston	TX	77095	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000366	Hilliard	OH	43026	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000367	Houston	TX	77040	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000368	Newport News	VA	23602	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000369	Glendale	AZ	85308	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000370	Mason	OH	45040	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated

Property ID	City	ST	Zip Code	Origination Entity	If acquired, o/s loan balance prior to acquisition	Has been delinquent since origination date?	Has been modified since origination date?	Obligor	Moody’s/S&P/ Fitch Rating
P0000371	Coon Rapids	MN	55433	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000372	Chesapeake	VA	23320	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000373	Cincinnati	OH	45240	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000374	Houston	TX	77024	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000375	Kingwood	TX	77339	Spirit SPE Portfolio 2004-6		N	N	Fuddruckers, Inc.	Non-Rated
P0000378	Baton Rouge	LA	70811	Spirit SPE Portfolio 2004-6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000379	La Mesa	CA	91941	Spirit SPE Portfolio 2004-6		N	N	Pennant Foods	Non-Rated
P0000380	Pensacola	FL	32505-5127	Spirit SPE Portfolio 2004-6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000381	Salem	IL	62881-3805	Spirit SPE Portfolio 2004-6		N	N	NPC International, Inc.	Non-Rated
P0000914	Kansas City	MO	64119	Spirit Finance Acquisitions, LLC		N	Y	Dickinson Theatres, Inc.	Non-Rated
P0000915	Lees Summit	MO	64086	Spirit Finance Acquisitions, LLC		N	Y	Dickinson Theatres, Inc.	Non-Rated
P0000916	Roswell	NM	88201	Spirit Finance Acquisitions, LLC		N	N	Hastings Entertainment,	Non-Rated
P0000917	Wichita	KS	67209	Spirit Finance Acquisitions, LLC		N	N	Kansas Corral	Non-Rated
P0000918	Emporia	KS	66801	Spirit Finance Acquisitions, LLC		N	N	Kansas Corral	Non-Rated
P0000919	Tavares	FL	32778	Spirit Finance Acquisitions, LLC		N	N	Ferrellgas, L.P	BB-
P0000390	Stillwater	MN	55082-6309	Spirit SPE Portfolio 2004-6		N	N	Famous Dave’s of [ILLEGIBLE]	Non-Rated
P0000391	Maple Grove	MN	55369-7013	Spirit SPE Portfolio 2004-6		N	N	Famous Dave’s of [ILLEGIBLE]	Non-Rated
P0000392	Apple Valley	MN	55124-6998	Spirit SPE Portfolio 2004-6		N	N	Famous Dave’s of [ILLEGIBLE]	Non-Rated
P0000393	Utica	NY	13502-2527	Spirit SPE Portfolio 2004-6		N	N	Friendly’s Ice Cream [ILLEGIBLE]	B
P0000394	Colchester	VT	05446-1901	Spirit SPE Portfolio 2004-6		N	N	Friendly’s Ice Cream [ILLEGIBLE]	B
P0000395	Colonie	NY	12110-2501	Spirit SPE Portfolio 2004-6		N	N	Friendly’s Ice Cream [ILLEGIBLE]	B
P0000396	West Caldwell	NJ	07006-7518	Spirit SPE Portfolio 2004-6		N	N	Friendly’s Ice Cream [ILLEGIBLE]	B
P0000397	West Harwich	MA	02671-1041	Spirit SPE Portfolio 2004-6		N	N	Friendly’s Ice Cream [ILLEGIBLE]	B
P0000398	Carlisle	PA	17013-9177	Spirit SPE Portfolio 2004-6		N	N	Friendly’s Ice Cream [ILLEGIBLE]	B
P0000399	Miami	FL	33127-1402	Spirit SPE Portfolio 2004-6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000400	Deerfield Beach	FL	33441-3311	Spirit SPE Portfolio 2004-6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000401	Fort Lauderdale	FL	33312-1112	Spirit SPE Portfolio 2004-6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000402	Baker	LA	70714-5445	Spirit SPE Portfolio 2004-6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000403	Baker	LA	70714-2843	Spirit SPE Portfolio 2004-6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000404	Baton Rouge	LA	70805-3201	Spirit SPE Portfolio 2004-6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000405	Port Allen	LA	70767-198	Spirit SPE Portfolio 2004-6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000406	Fort Pierce	FL	34947-3602	Spirit SPE Portfolio 2004-6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000408	Saint Louis	MO	63136-4017	Spirit SPE Portfolio 2004-6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000409	Saint Louis	MO	63121-4110	Spirit SPE Portfolio 2004-6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000410	Saint Louis	MO	63136-4639	Spirit SPE Portfolio 2004-6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated

Property ID	City	ST	Zip Code	Origination Entity	If acquired, o/s loan balance prior to acquisition	Has been modified since origination date?	Has been modified since origination date?	Obligor	Moody’s /S&P/ Fitch Rating
P0000411	Baton Rouge	LA	70814-2909	Spirit SPE Portfolio 2004 -6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000412	Denham Springs	LA	70726-5214	Spirit SPE Portfolio 2004 -6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000415	Waco	TX	76706-1053	Spirit SPE Portfolio 2004 -6		N	N	1st University Credit [ILLEGIBLE]	Non-Rated
P0000416	Apopka	FL	32703-4479	Spirit SPE Portfolio 2004 -6		N	Y - Rolled into [ILLEGIBLE]	Barnhill’s Buffet, Inc.	Non-Rated
P0000417	Orange City	FL	32763-7039	Spirit SPE Portfolio 2004 -6		N	Y - Rolled into [ILLEGIBLE]	Barnhill’s Buffet, Inc.	Non-Rated
P0000418	Moss Point	MS	39563-9539	Spirit SPE Portfolio 2004 -6		N	Y - Rolled into [ILLEGIBLE]	Barnhill’s Buffet, Inc.	Non-Rated
P0000419	Gulfport	MS	39503-2785	Spirit SPE Portfolio 2004 -6		N	Y - Rolled into [ILLEGIBLE]	Barnhill’s Buffet, Inc.	Non-Rated
P0000420	Tallahassee	FL	32304-1015	Spirit SPE Portfolio 2004 -6		N	N	Checker’s Drive-In [ILLEGIBLE]	Non-Rated
P0000421	New Albany	IN	47150-3053	Spirit SPE Portfolio 2004 -6		N	N	Checker’s Drive-In [ILLEGIBLE]	Non-Rated
P0000424	Florence	KY	41042-1803	Spirit SPE Portfolio 2004 -6		N	N	Checker’s Drive-In [ILLEGIBLE]	Non-Rated
P0000425	New Orleans	LA	70119-1602	Spirit SPE Portfolio 2004 -6		N	N	Checker’s Drive-In [ILLEGIBLE]	Non-Rated
P0000426	New Orleans	LA	70117-8352	Spirit SPE Portfolio 2004 -6		N	N	Checker’s Drive-In [ILLEGIBLE]	Non-Rated
P0000428	Marion	IN	46952-3462	Spirit SPE Portfolio 2004 -6		N	N	Checker’s Drive-In [ILLEGIBLE]	Non-Rated
P0000429	Quincy	FL	32351-2130	Spirit SPE Portfolio 2004 -6		N	N	Goldco, Inc.	Non-Rated
P0000431	Columbus	OH	43229-3359	Spirit SPE Portfolio 2004 -6		N	N	Max & Erma’s [ILLEGIBLE]	Non-Rated
P0000432	Maumee	OH	43537-1729	Spirit SPE Portfolio 2004 -6		N	N	Max & Erma’s [ILLEGIBLE]	Non-Rated
P0000433	Milliard	OH	43026-1203	Spirit SPE Portfolio 2004 -6		N	N	Max & Erma’s [ILLEGIBLE]	Non-Rated
P0000434	Fountain Hills	AZ	85268-6635	Spirit SPE Portfolio 2004 -6		N	N	QK, Inc.	Non-Rated
P0000436	Madisonville	KY	42431-1283	Spirit SPE Portfolio 2004 -6		N	N	Arby’s Restaurant Group	B+
P0000437	Brunswick	GA	31525-1881	Spirit SPE Portfolio 2004 -6		N	N	Arby’s Restaurant Group	B+
P0000438	American Fork	UT	84003-2559	Spirit SPE Portfolio 2004 -6		N	N	Arby’s Restaurant Group	B+
P0000439	Tooele	UT	84074-2743	Spirit SPE Portfolio 2004 -6		N	N	Arby’s Restaurant Group	B+
P0000440	Jacksonville	FL	32233-2801	Spirit SPE Portfolio 2004 -6		N	N	Arby’s Restaurant Group	B+
P0000442	McDonough	GA	30253-6423	Spirit SPE Portfolio 2004 -6		N	N	Arby’s Restaurant Group	B+
P0000443	Cumming	GA	30040-2777	Spirit SPE Portfolio 2004 -6		N	N	Arby’s Restaurant Group	B+
P0000446	Daphne	AL	36526-9588	Spirit SPE Portfolio 2004 -6		N	N	Arby’s Restaurant Group	B+
P0000449	Mobile	AL	36608-5025	Spirit SPE Portfolio 2004 -6		N	N	Arby’s Restaurant Group	B+
P0000450	Indianapolis	IN	46268-4445	Spirit SPE Portfolio 2004 -6		N	N	Arby’s Restaurant Group	B+
P0000451	Jacksonville	FL	32246-4804	Spirit SPE Portfolio 2004 -6		N	N	Arby’s Restaurant Group	B+
P0000453	Jacksonville	FL	32225-8218	Spirit SPE Portfolio 2004 -6		N	N	Arby’s Restaurant Group	B+
P0000454	Statesboro	GA	30458-4927	Spirit SPE Portfolio 2004 -6		N	N	Arby’s Restaurant Group	B+
P0000455	Moncks Corner	SC	29461-3131	Spirit SPE Portfolio 2004 -6		N	N	Arby’s Restaurant Group	B+
P0000456	Baton Rouge	LA	70806-6027	Spirit SPE Portfolio 2004 -6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000457	Baton Rouge	LA	70810-1038	Spirit SPE Portfolio 2004 -6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated
P0000459	Miami	FL	33147-4930	Spirit SPE Portfolio 2004 -6		N	N	Interfoods of America, [ILLEGIBLE]	Non-Rated

Property ID	City	ST	Zip Code	Origination Entity	If acquired, o/s loan balance prior to acquisition	Has been delinquent since origination date?	Has been modified since origination date?	Obligor	Moody’s/S&P/ Fitch Rating
P0000920	Kenosha	WI	53140	Spirit Finance Acquisitions, LLC		N	N	Gander Mountain [ILLEGIBLE]	Non-Rated
P0000921	Cedar Rapids	IA	52404	Spirit Finance Acquisitions, LLC		N	N	Carmike Cinemas, Inc.	B
P0000922	Addison	TX	75001	Spirit Finance Acquisitions, LLC		N	N	Humperdink’s Texas, [ILLEGIBLE]	Non-Rated
P0000923	Dallas	TX	75206	Spirit Finance Acquisitions, LLC		N	N	Humperdink’s Texas, [ILLEGIBLE]	Non-Rated
P0000924	Dallas	TX	75220	Spirit Finance Acquisitions, LLC		N	N	Humperdink’s Texas, [ILLEGIBLE]	Non-Rated
P0000925	Arlington	TX	76011	Spirit Finance Acquisitions, LLC		N	N	Humperdink’s Texas, [ILLEGIBLE]	Non-Rated
P0000926	Yukon	OK	73099	Spirit Finance Acquisitions, LLC		N	N	Taco Bueno Restaurants [ILLEGIBLE]	Non-Rated
P0000927	Amarillo	TX	79109	Spirit Finance Acquisitions, LLC		N	N	Taco Bueno Restaurants [ILLEGIBLE]	Non-Rated
P0000928	Denison	TX	75020	Spirit Finance Acquisitions, LLC		N	N	Taco Bueno Restaurants [ILLEGIBLE]	Non-Rated
P0000929	Lubbock	TX	79423	Spirit Finance Acquisitions, LLC		N	N	Taco Bueno Restaurants [ILLEGIBLE]	Non-Rated
P0000930	New Hartford	NY	13413	Spirit Finance Acquisitions, LLC		N	N	Gander Mountain [ILLEGIBLE]	Non-Rated
P0000931	Marietta	GA	30067	Spirit Finance Acquisitions, LLC		N	N	Dave & Buster’s, Inc.	Non-Rated
P0000932	Live Oak	TX	78223	Spirit Finance Acquisitions, LLC		N	N	Hill Country Furniture [ILLEGIBLE]	Non-Rated
P0000933	El Paso	TX	79925	Spirit Finance Acquisitions, LLC		N	N	RBLS, Inc. (a Texas [Illegible]	Non-Rated
P0000934	Flint	MI	48507	Spirit Finance Acquisitions, LLC		N	N	Gander Mountain [ILLEGIBLE]	Non-Rated
P0000935	Riverside	CA	92509	Spirit Finance Acquisitions, LLC		N	N	Ferrellgas, L.P	BB-
P0000936	Fargo	ND	58103	Spirit Finance Acquisitions, LLC		N	N	Gander Mountain [ILLEGIBLE]	Non-Rated
P0000937	Erwin	TN	37650	Spirit Property Holdings, LLC		N	N	Sonic Corp.	Non-Rated
P0000938	Knoxville	TN	37918	Spirit Property Holdings, LLC		N	N	Sonic Corp.	Non-Rated
P0000939	Radford	VA	24141	Spirit Property Holdings, LLC		N	N	Sonic Corp.	Non-Rated
P0000940	Christiansburg	VA	24073	Spirit Finance Acquisitions, LLC		N	N	Sonic Corp.	Non-Rated
P0000941	Pulaski	VA	24301	Spirit Finance Acquisitions, LLC		N	N	Sonic Corp.	Non-Rated
P0000942	Wytheville	VA	24382	Spirit Finance Acquisitions, LLC		N	N	Sonic Corp.	Non-Rated
P0000943	Maryville	TN	37804	Spirit Finance Acquisitions, LLC		N	N	Sonic Corp.	Non-Rated
P0000944	Maryville	TN	37801	Spirit Finance Acquisitions, LLC		N	N	Sonic Corp.	Non-Rated
P0000945	Oak Ridge	TN	37830	Spirit Finance Acquisitions, LLC		N	N	Sonic Corp.	Non-Rated
P0000946	Kingsport	TN	37660	Spirit Finance Acquisitions, LLC		N	N	Sonic Corp.	Non-Rated
P0000947	Knoxville	TN	37912	Spirit Finance Acquisitions, LLC		N	N	Sonic Corp.	Non-Rated
P0000948	Knoxville	TN	39912	Spirit Finance Acquisitions, LLC		N	N	Sonic Corp.	Non-Rated
P0000949	Bristol	TN	37625	Spirit Finance Acquisitions, LLC		N	N	Sonic Corp.	Non-Rated
P0000950	Clinton	TN	37716	Spirit Finance Acquisitions, LLC		N	N	Sonic Corp.	Non-Rated
P0000951	Bixby	OK	74133	Spirit Finance Acquisitions, LLC		N	Y	Dickinson Theatres, Inc.	Non-Rated
P0000952	Cicero	NY	13039	Spirit Finance Acquisitions, LLC		N	N	Gander Mountain [ILLEGIBLE]	Non-Rated
P0000953	Philadelphia	PA	19129	Spirit Finance Acquisitions, LLC		N	N	Rite Aid Corporation	B+
P0000954	Moundsville	WV	26041	Spirit Finance Acquisitions, LLC		N	N	Rite Aid Corporation	B+

Property ID	City	ST	Zip Code	Origination Entity	If acquired, o/s loan balance prior to acquisition	Has been delinquent since origination date?	Has been modified since origination date?	Obligor	Moody’s/S&P/ Fitch Rating
P0000955	Oneida	NY	13421	Spirit Finance Acquisitions, LLC		N	N	Rite Aid Corporation	B+
P0000956	Uhrichsville	OH	44683	Spirit Finance Acquisitions, LLC		N	N	Rite Aid Corporation	B+
P0000957	Buffalo	NY	14209	Spirit Finance Acquisitions, LLC		N	N	Rite Aid Corporation	B+
P0000958	Millen	GA	30442	Spirit Finance Acquisitions, LLC		N	N	Rite Aid Corporation	B+
P0000959	Thomasville	GA	31792	Spirit Finance Acquisitions, LLC		N	N	Rite Aid Corporation	B+
P0000960	Elizabethton	TN	37643	Spirit Finance Acquisitions, LLC		N	N	Sonic Corp.	Non-Rated
P0000961	Albuquerque	NM	87110	Spirit Master Holdings SPE, LLC		N	N	Flying Star Cafe	Non-Rated
P0000962	Albuquerque	NM	87111	Spirit Master Holdings SPE, LLC		N	N	Flying Star Cafe	Non-Rated
P0000963	Sebring	FL	33876	Spirit Master Holdings SPE, LLC		N	N	Hughes Supply, Inc.	BBB-
P0000964	Port Richey	FL	34668	Spirit Master Holdings SPE, LLC		N	N	Hughes Supply, Inc.	BBB-
P0000965	Jacksonville	FL	32256	Spirit Master Holdings SPE, LLC		N	N	Hughes Supply, Inc.	BBB-
P0000966	Fort Myers	FL	33912	Spirit Master Holdings SPE, LLC		N	N	Hughes Supply, Inc.	BBB-
P0000967	Fort Myers	FL	33912	Spirit Master Holdings SPE, LLC		N	N	Hughes Supply, Inc.	BBB-
P0000968	Lakeland	FL	33811	Spirit Master Holdings SPE, LLC		N	N	Hughes Supply, Inc.	BBB-
P0000969	Jacksonville	FL	32254	Spirit Master Holdings SPE, LLC		N	N	Hughes Supply, Inc.	BBB-
P0000970	Jacksonville	FL	32254	Spirit Master Holdings SPE, LLC		N	N	Hughes Supply, Inc.	BBB-
P0000971	Conroe	TX	77304	Spirit Master Holdings SPE, LLC		N	N	Hughes Supply, Inc.	BBB-
P0000972	Pompano Beach	FL	33069	Spirit Master Holdings SPE, LLC		N	N	Hughes Supply, Inc.	BBB-
P0000973	Riviera Beach	FL	33401	Spirit Master Holdings SPE, LLC		N	N	Hughes Supply, Inc.	BBB-
P0000673	Jacksonville	FL	32207	Spirit SPE Portfolio 2004-6		N	N	Arby’s Restaurant Group	B+
P0000675	Orlando	FL	32806	Spirit SPE Portfolio 2004-6		N	N	Arby’s Restaurant Group	B+
P0000676	Winter Springs	FL	32708	Spirit SPE Portfolio 2004-6		N	N	Arby’s Restaurant Group	B+
P0000677	Lexington	KY	40509	Spirit SPE Portfolio 2004-6		N	N	Arby’s Restaurant Group	B+
P0000678	Louisville	KY	40207	Spirit SPE Portfolio 2004-6		N	N	Arby’s Restaurant Group	B+
P0000679	Eustis	FL	32726	Spirit SPE Portfolio 2004-6		N	N	Arby’s Restaurant Group	B+
P0000680	Lubbock	TX	79416	Spirit SPE Portfolio 2004-6		N	N	Mexican Restaurants	Non-Rated
P0000681	Pasadena	TX	77502	Spirit SPE Portfolio 2004-6		N	N	Mexican Restaurants	Non-Rated
P0000682	Pasadena	TX	77504	Spirit SPE Portfolio 2004-6		N	N	Mexican Restaurants	Non-Rated
P0000683	Copperas Cove	TX	76522	Spirit SPE Portfolio 2004-6		N	N	Mexican Restaurants	Non-Rated
P0000685	Nampa	ID	83651	Spirit SPE Portfolio 2004-6		N	N	Mexican Restaurants	Non-Rated
P0000687	Alvin	TX	77511	Spirit SPE Portfolio 2004-6		N	N	Mexican Restaurants	Non-Rated
P0000688	Houston	TX	77060	Spirit SPE Portfolio 2004-6		N	N	Mexican Restaurants	Non-Rated
P0000689	Bryan	TX	77802	Spirit SPE Portfolio 2004-6		N	N	Mexican Restaurants	Non-Rated
P0000691	Tulsa	OK	74107	Spirit SPE Portfolio 2004-6		N	N	Mexican Restaurants	Non-Rated
P0000692	Lexington	KY	40504-2738	Spirit SPE Portfolio 2004-6		N	N	Arby’s Restaurant Group	B+

Property ID	City	ST	Zip Code	Origination Entity	If acquired, o/s loan balance prior to acquisition	Has been delinquent since origination date?	Has been modified since origination date?	Obligor	Moody’s/S&P/ Fitch Rating
P0000974	Philadelphia	PA	19139	Spirit Master Holdings SPE, LLC		N	N	Rite Aid Corporation	B+
P0000975	DePere	WI	54115	Spirit Master Holdings SPE, LLC		N	N	Sportsman’s Warehouse	Non-Rated
P0000976	Mesa	AZ	85210	Spirit Master Holdings SPE, LLC		N	N	Apollo College	Non-Rated
P0000977	Tucson	AZ	85704	Spirit Master Holdings SPE, LLC		N	N	Apollo College	Non-Rated
P0000978	Phoenix	AZ	85017	Spirit Master Holdings SPE, LLC		N	N	Apollo College	Non-Rated
P0000979	Phoenix	AZ	85051	Spirit Master Holdings SPE, LLC		N	N	Apollo College	Non-Rated
P0000980	Jackson	MS	39209	Spirit Finance [ILLEGIBLE]		N	N	Pilgrim’s Pride [ILLEGIBLE]	BB
P0000706	Granbury	TX	76048	Spirit SPE Portfolio [ILLEGIBLE]		N	N	Stonebrook Properties [ILLEGIBLE]	Non-Rated
P0000707	Westland	MI	48185	Spirit SPE Portfolio [ILLEGIBLE]		N	N	Corral of Michigan LLC	Non-Rated
P0000708	Edinburg	TX	78539	Spirit SPE Portfolio [ILLEGIBLE]		N	Y	Pizza Properties, Ltd	Non-Rated
P0000709	Eagle Pass	TX	78852	Spirit SPE Portfolio [ILLEGIBLE]		N	Y	Pizza Properties, Ltd	Non-Rated
P0000710	Rio Grande City	TX	78582	Spirit SPE Portfolio [ILLEGIBLE]		N	Y	Pizza Properties, Ltd	Non-Rated
P0000711	Weslaco	TX	78596	Spirit SPE Portfolio [ILLEGIBLE]		N	Y	Pizza Properties, Ltd	Non-Rated
P0000730	Hermantown	MN	55811	Spirit SPE Portfolio [ILLEGIBLE]		N	N	HOM Furniture, Inc.	Non-Rated
P0000731	Eau Claire	WI	54701	Spirit SPE Portfolio [ILLEGIBLE]		N	N	HOM Furniture, Inc.	Non-Rated
P0000732	Lake Jackson	TX	77566	Spirit SPE Portfolio [ILLEGIBLE]		N	N	Hastings Entertainment, [ILLEGIBLE]	Non-Rated
P0000737	El Paso	TX	79924	Spirit SPE Portfolio [ILLEGIBLE]		N	Y	Pizza Properties, Ltd	Non-Rated
P0000738	St. Clair Shores	MI	48081	Spirit Master Funding, [ILLEGIBLE]		N	N	Rite Aid Corporation	B+
P0000747	Abilene	TX	79605	Spirit Master Funding, [ILLEGIBLE]		N	N	Anvia, Inc.	Non-Rated
P0000748	Forest City	IA	50436	Spirit Master Funding, [ILLEGIBLE]		N	N	Sky Ventures, LLC	Non-Rated
P0000749	Cresco	IA	52136	Spirit Master Funding, [ILLEGIBLE]		N	N	Sky Ventures, LLC	Non-Rated
P0000750	Elk River	MN	55330	Spirit Master Funding, [ILLEGIBLE]		N	N	Sky Ventures, LLC	Non-Rated
P0000751	Eagan	MN	55123	Spirit Master Funding, [ILLEGIBLE]		N	N	Sky Ventures, LLC	Non-Rated
P0000752	Hutchinson	MN	55350	Spirit Master Funding, [ILLEGIBLE]		N	N	Sky Ventures, LLC	Non-Rated
P0000753	Duluth	MN	55808	Spirit Master Funding, [ILLEGIBLE]		N	N	Sky Ventures, LLC	Non-Rated
P0000754	Crystal	MN	55422	Spirit Master Funding, [ILLEGIBLE]		N	N	Sky Ventures, LLC	Non-Rated
P0000755	Ely	MN	55731	Spirit Master Funding, [ILLEGIBLE]		N	N	Sky Ventures, LLC	Non-Rated
P0000756	Cloquet	MN	55720	Spirit Master Funding, [ILLEGIBLE]		N	N	Sky Ventures, LLC	Non-Rated
P0000757	Buffalo	MN	55313	Spirit Master Funding, [ILLEGIBLE]		N	N	Sky Ventures, LLC	Non-Rated
P0000758	Duluth	MN	55812	Spirit Master Funding, [ILLEGIBLE]		N	N	Sky Ventures, LLC	Non-Rated
P0000759	Albert Lea	MN	56007	Spirit Master Funding, [ILLEGIBLE]		N	N	Sky Ventures, LLC	Non-Rated
P0000760	Superior	WI	54880	Spirit Master Funding, [ILLEGIBLE]		N	N	Sky Ventures, LLC	Non-Rated
P0000761	Columbia Heights	MN	55421	Spirit Master Funding, [ILLEGIBLE]		N	N	Sky Ventures, LLC	Non-Rated
P0000762	Algona	IA	50511	Spirit Master Funding, [ILLEGIBLE]		N	N	Sky Ventures, LLC	Non-Rated
P0000763	Woodbury	MN	55125	Spirit Master Funding, [ILLEGIBLE]		N	N	Sky Ventures, LLC	Non-Rated

Property ID	City	ST	Zip Code	Origination Entity	If acquired, o/s loan balance prior to acquisition	Has been delinquent since origination date?	Has been modified since origination date?	Obligor	Moody’s/S&P/ Fitch Rating
P0000764	Mason City	IA	50401	Spirit Master Funding, LI N		N	N	Sky Ventures, LLC	Non-Rated
P0000765	Two Harbors	MN	55616	Spirit Master Funding, LI N		N	N	Sky Ventures, LLC	Non-Rated
P0000766	Shakopee	MN	55379	Spirit Master Funding, LI N		N	N	Sky Ventures, LLC	Non-Rated
P0000767	Clear Lake	IA	50428	Spirit Master Funding, LI N		N	N	Sky Ventures, LLC	Non-Rated
P0000768	Sauk Centre	MN	56378	Spirit Master Funding, LI N		N	N	Sky Ventures, LLC	Non-Rated
P0000769	Rosemount	MN	55068	Spirit Master Funding, LI N		N	N	Sky Ventures, LLC	Non-Rated
P0000770	Virginia	MN	55792	Spirit Master Funding, LI N		N	N	Sky Ventures, LLC	Non-Rated
P0000771	New Hope	MN	55428	Spirit Master Funding, LI N		N	N	Sky Ventures, LLC	Non-Rated
P0000772	Minneapolis	MN	55411	Spirit Master Funding, LI N		N	N	Sky Ventures, LLC	Non-Rated

Property ID	Franchisee/ Licensee (Y/N)	Concept	Concept Type	Investment Type	Master Lease (Y/N)	Cross- collateralized?	Cross- defaulted?	CV	Investment Amount (includes closing costs) as of Jan 06	Investment Date
E000787	Y	Pizza Hut	n/a	Equipment [ILLEGIBLE]	n/a	n/a	N	2,000,000	2,000,000	5/24/05
P0000891	N	Flying J Travel Plaza	n/a	Lease	Y	n/a	Y	9,508,189	9,508,189	12/23/03
P0000892	N	Flying J Travel Plaza	n/a	Lease	Y	n/a	Y	7,509,610	7,509,610	12/23/03
P0000893	N	Flying J Travel Plaza	n/a	Lease	Y	n/a	Y	10,008,620	10,008,620	12/23/03
P0000894	N	Flying J Travel Plaza	n/a	Lease	Y	n/a	Y	10,509,051	10,509,051	12/23/03
P0000981	N	Taco Bueno	n/a	Mortgage	N	Y	Y	339,845	339,845	12/23/03
P0000982	N	Taco Bueno	n/a	Mortgage	N	Y	Y	339,845	339,845	12/23/03
P0000983	N	Taco Bueno	n/a	Mortgage	N	Y	Y	407,814	407,814	12/23/03
P0000984	N	Taco Bueno	n/a	Mortgage	N	Y	Y	776,789	776,789	12/23/03
P0000985	N	Taco Bueno	n/a	Mortgage	N	Y	Y	796,209	796,209	12/23/03
P0000986	N	Taco Bueno	n/a	Mortgage	N	Y	Y	660,271	660,271	12/23/03
P0000987	N	Taco Bueno	n/a	Mortgage	N	Y	Y	373,830	373,830	12/23/03
P0000988	N	Taco Bueno	n/a	Mortgage	N	Y	Y	752,515	752,515	12/23/03
P0000989	N	Taco Bueno	n/a	Mortgage	N	Y	Y	844,758	844,758	12/23/03
P0000990	N	Taco Bueno	n/a	Mortgage	N	Y	Y	883,597	883,597	12/23/03
P0000991	N	Taco Bueno	n/a	Mortgage	N	Y	Y	796,209	796,209	12/23/03
P0000992	N	Taco Bueno	n/a	Mortgage	N	Y	Y	558,317	558,317	12/23/03
P0000993	N	Taco Bueno	n/a	Mortgage	N	Y	Y	631,141	631,141	12/23/03
P0000994	N	Taco Bueno	n/a	Mortgage	N	Y	Y	631,141	631,141	12/23/03
P0000995	N	Taco Bueno	n/a	Mortgage	N	Y	Y	631,141	631,141	12/23/03
P0000996	N	Taco Bueno	n/a	Mortgage	N	Y	Y	427,234	427,234	12/23/03
P0000997	N	Taco Bueno	n/a	Mortgage	N	Y	Y	364,120	364,120	12/23/03
P0000998	N	Taco Bueno	n/a	Mortgage	N	Y	Y	835,048	835,048	12/23/03
P0000999	N	Taco Bueno	n/a	Mortgage	N	Y	Y	339,845	339,845	12/23/03
P0001000	N	Taco Bueno	n/a	Mortgage	N	Y	Y	703,965	703,965	12/23/03
P0001001	N	Taco Bueno	n/a	Mortgage	N	Y	Y	368,975	368,975	12/23/03
P0001002	N	Taco Bueno	n/a	Mortgage	N	Y	Y	669,981	669,981	12/23/03
P0001003	N	Taco Bueno	n/a	Mortgage	N	Y	Y	582,592	582,592	12/23/03
P0001004	N	Taco Bueno	n/a	Mortgage	N	Y	Y	436,944	436,944	12/23/03
P0001005	N	Taco Bueno	n/a	Mortgage	N	Y	Y	519,477	519,477	12/23/03
P0001006	N	Taco Bueno	n/a	Mortgage	N	Y	Y	597,156	597,156	12/23/03
P0001007	N	Taco Bueno	n/a	Mortgage	N	Y	Y	825,338	825,338	12/23/03
P0001008	N	Taco Bueno	n/a	Mortgage	N	Y	Y	606,866	606,866	12/23/03
P0001009	N	Taco Bueno	n/a	Mortgage	N	Y	Y	359,265	359,265	12/23/03
P0001010	N	Taco Bueno	n/a	Mortgage	N	Y	Y	873,888	873,888	12/23/03

Property ID	Franchisee/ Licensee (Y/N)	Concept	Concept Type	Investment Type	Master Lease (Y/N)	Cross- collateralized?	Cross- defaulted?	CV	Investment Amount (includes closing costs) as of Jan 06	Investment Date
P0001011	N	Taco Bueno	n/a	Mortgage	N	Y	Y	339,845	339,845	12/23/03
P0001012	N	Taco Bueno	n/a	Mortgage	N	Y	Y	375,250	375,250	12/23/03
P0001013	N	Taco Bueno	n/a	Mortgage	N	Y	Y	176,842	176,842	12/23/03
P0001014	N	Taco Bueno	n/a	Mortgage	N	Y	Y	241,138	241,138	12/23/03
P0001015	N	Taco Bueno	n/a	Mortgage	N	Y	Y	172,528	172,528	12/23/03
P0001016	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	329,015	329,015	12/23/03
P0001017	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	488,153	488,153	12/23/03
P0001018	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	872,817	872,817	12/23/03
P0001019	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	617,025	617,025	12/23/03
P0001020	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	585,783	585,783	12/23/03
P0001021	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	806,428	806,428	12/23/03
P0001022	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	610,191	610,191	12/23/03
P0001023	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	627,764	627,764	12/23/03
P0001024	N	Advance Auto Parts	n/a	Mortgage	N	Y	Y	534,038	534,038	12/23/03
P0001025	N	Advance Auto Parts	n/a	Mortgage	N	Y	Y	812,286	812,286	12/23/03
P0001026	N	Advance Auto Parts	n/a	Mortgage	N	Y	Y	432,503	432,503	12/23/03
P0001027	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	598,475	598,475	12/23/03
P0001028	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	621,906	621,906	12/23/03
P0001029	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	624,835	624,835	12/23/03
P0001030	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	527,204	527,204	12/23/03
P0001031	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	484,247	484,247	12/23/03
P0001032	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	561,375	561,375	12/23/03
P0001033	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	614,096	614,096	12/23/03
P0001034	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	588,712	588,712	12/23/03
P0001035	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	668,769	668,769	12/23/03
P0001036	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	457,887	457,887	12/23/03
P0001037	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	738,086	738,086	12/23/03
P0001038	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	714,655	714,655	12/23/03
P0001039	N	Advance Auto Parts	n/a	Mortgage	N	Y	Y	577,972	577,972	12/23/03
P0001040	N	Advance Auto Parts	n/a	Mortgage	N	Y	Y	734,182	734,182	12/23/03
P0001041	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	861,101	861,101	12/23/03
P0001042	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	636,551	636,551	12/23/03
P0001043	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	643,385	643,385	12/23/03
P0001044	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	671,697	671,697	12/23/03
P0001045	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	514,513	514,513	12/23/03

Property ID	Franchisee/ Licensee (Y/N)	Concept	Concept Type	Investment Type	Master Lease (Y/N)	Cross- collateralized?	Cross- defaulted?	CV	Investment Amount (includes closing costs) as of Jan 06	Investment Date
P0001046	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	634,598	634,598	12/23/03
P0001047	N	Discount Auto Parts	n/a	Mortgage	N	Y	Y	335,849	335,849	12/23/03
P0000895	N	KC’s Powersports	n/a	Lease	N	n/a	n/a	2,000,000	2,006,032	2/23/04
P0000896	N	Barnhill’s Buffet	n/a	Lease	Y	n/a	Y	792,693	792,693	3/31/04
P0000897	N	Barnhill’s Buffet	n/a	Lease	Y	n/a	Y	918,517	918,517	3/31/04
P0000898	N	Barnhill’s Buffet	n/a	Lease	Y	n/a	Y	796,887	796,887	3/31/04
P0000899	N	Barnhill’s Buffet	n/a	Lease	Y	n/a	Y	769,205	769,205	3/31/04
P0000900	N	Barnhill’s Buffet	n/a	Lease	Y	n/a	Y	503,297	503,297	3/31/04
P0000901	N	Barnhill’s Buffet	n/a	Lease	Y	n/a	Y	1,090,476	1,090,476	3/31/04
P0000902	N	Barnhill’s Buffet	n/a	Lease	Y	n/a	Y	1,258,242	1,258,242	3/31/04
P0000903	N	Barnhill’s Buffet	n/a	Lease	Y	n/a	Y	1,395,810	1,395,810	3/31/04
P0000904	N	Barnhill’s Buffet	n/a	Lease	Y	n/a	Y	1,426,008	1,426,008	3/31/04
P0000905	N	Hastings	n/a	Lease	N	n/a	n/a	4,744,333	4,744,333	5/6/04
P0000906	N	AMC Theatre	n/a	Lease	N	n/a	n/a	12,900,000	12,943,236	5/17/04
P0000907	N	Pike Plant Nursery	n/a	Lease	Y	n/a	Y	3,492,065	3,492,065	6/15/04
P0000908	N	Pike Plant Nursery	n/a	Lease	Y	n/a	Y	3,983,922	3,983,922	6/15/04
P0000909	N	Pike Plant Nursery	n/a	Lease	Y	n/a	Y	2,754,304	2,754,304	6/15/04
P0000910	N	Pike Plant Nursery	n/a	Lease	Y	n/a	Y	4,131,478	4,131,478	6/15/04
P0000911	N	Pike Plant Nursery	n/a	Lease	Y	n/a	Y	4,475,755	4,475,755	6/15/04
P0000912	N	Pike Plant Nursery	n/a	Lease	Y	n/a	Y	2,606,770	2,606,770	6/15/04
P0000913	N	Grand Canyon University	n/a	Lease	N	n/a	n/a	29,300,000	33,034,586	6/28/04
P0000300	Y	Pizza Hut	n/a	Lease	N	n/a	n/a	560,000	585,051	6/25/04
P0000301	Y	Pizza Hut	n/a	Lease	N	n/a	n/a	550,000	630,446	6/25/04
P0000302	Y	Pizza Hut	n/a	Lease	N	n/a	n/a	394,456	394,456	6/25/04
P0000303	Y	Pizza Hut	n/a	Lease	N	n/a	n/a	432,031	432,031	6/25/04
P0000304	Y	Pizza Hut	n/a	Lease	N	n/a	n/a	458,880	458,880	6/25/04
P0000305	Y	Pizza Hut	n/a	Lease	N	n/a	n/a	400,000	416,322	6/25/04
P0000306	N	Skyline Chili	n/a	Lease	N	n/a	n/a	1,000,000	1,211,086	6/25/04
P0000309	Y	Burger King	n/a	Lease	N	n/a	n/a	900,000	909,100	6/25/04
P0000310	Y	Burger King	n/a	Lease	N	n/a	n/a	950,000	1,046,634	6/25/04
P0000311	Y	Burger King	n/a	Lease	N	n/a	n/a	1,050,000	1,094,526	6/25/04
P0000312	Y	Burger King	n/a	Lease	N	n/a	n/a	950,000	974,873	6/25/04
P0000313	N	Max & Erma’s	n/a	Lease	N	n/a	n/a	1,550,000	1,668,413	6/25/04
P0000314	N	Max & Erma’s	n/a	Lease	N	n/a	n/a	2,850,000	3,077,413	6/25/04
P0000315	N	Max & Erma’s	n/a	Lease	N	n/a	n/a	3,000,000	3,004,361	6/25/04

Property ID	Franchisee/ Licensee (Y/N)	Concept	Concept Type	Investment Type	Master Lease (Y/N)	Cross- collateralized?	Cross- defaulted?	CV	Investment Amount (includes closing costs) as of Jan 06	Investment Date
P0000316	N	Max & Erma’s	n/a	Lease	N	n/a	n/a	2,300,000	2,726,817	6/25/04
P0000317	N	Max & Erma’s	n/a	Lease	N	n/a	n/a	1,100,000	1,136,096	6/25/04
P0000318	N	Max & Erma’s	n/a	Lease	N	n/a	n/a	3,100,000	3,281,184	6/25/04
P0000319	Y	Popeye’s	n/a	Lease	N	n/a	n/a	700,000	762,904	6/25/04
P0000323	N	Casa Mexico	n/a	Lease	N	n/a	n/a	1,150,000	1,407,996	6/25/04
P0000324	Y	Grandy’s	n/a	Lease	N	n/a	n/a	570,000	666,525	6/25/04
P0000326	Y	Popeye’s	n/a	Lease	N	n/a	n/a	840,000	939,368	6/25/04
P0000327	N	Burger King	n/a	Lease	N	n/a	n/a	1,144,030	1,144,030	6/25/04
P0000328	N	Burger King	n/a	Lease	N	n/a	n/a	1,200,000	1,373,395	6/25/04
P0000329	N	Burger King	n/a	Lease	N	n/a	n/a	1,449,884	1,449,884	6/25/04
P0000330	Y	Wendy’s	n/a	Lease	N	n/a	n/a	1,300,000	1,425,412	6/25/04
P0000331	Y	Wendy’s	n/a	Lease	N	n/a	n/a	950,000	1,015,135	6/25/04
P0000332	Y	Wendy’s	n/a	Lease	N	n/a	n/a	950,000	969,166	6/25/04
P0000336	Y	Whataburger	n/a	Lease	N	n/a	Y	1,300,000	1,494,267	6/25/04
P0000338	Y	Taco Bell	n/a	Lease	N	n/a	n/a	1,000,000	1,055,102	6/25/04
P0000349	N	Skyline Chili	n/a	Lease	N	n/a	n/a	900,000	1,086,838	6/25/04
P0000350	Y	Popeye’s	n/a	Lease	N	n/a	n/a	700,000	736,458	6/25/04
P0000351	Y	Popeye’s	n/a	Lease	N	n/a	n/a	700,000	769,803	6/25/04
P0000354	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,615,840	1,615,840	6/25/04
P0000355	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,490,985	1,490,985	6/25/04
P0000356	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,193,650	1,193,650	6/25/04
P0000357	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,639,049	1,639,049	6/25/04
P0000358	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,100,000	1,100,600	6/25/04
P0000359	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,700,000	1,711,495	6/25/04
P0000360	N	Fuddruckers	n/a	Lease	Y	n/a	Y	2,464,468	2,464,468	6/25/04
P0000361	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,545,117	1,545,117	6/25/04
P0000362	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,929,967	1,929,967	6/25/04
P0000363	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,545,112	1,545,112	6/25/04
P0000364	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,243,232	1,243,232	6/25/04
P0000365	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,597,031	1,597,031	6/25/04
P0000366	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,292,744	1,292,744	6/25/04
P0000367	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,861,670	1,861,670	6/25/04
P0000368	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,442,823	1,442,823	6/25/04
P0000369	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,856,577	1,856,577	6/25/04
P0000370	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,290,578	1,290,578	6/25/04

Property ID	Franchisee/ Licensee (Y/N)	Concept	Concept Type	Investment Type	Master Lease (Y/N)	Cross- collateralized?	Cross- defaulted?	CV	Investment Amount (includes closing costs) as of Jan 06	Investment Date
P0000371	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,700,000	1,736,149	6/25/04
P0000372	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,297,934	1,297,934	6/25/04
P0000373	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,350,000	1,383,745	6/25/04
P0000374	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,688,415	1,688,415	6/25/04
P0000375	N	Fuddruckers	n/a	Lease	Y	n/a	Y	1,660,386	1,660,386	6/25/04
P0000378	Y	Popeye’s	n/a	Lease	N	n/a	n/a	673,647	673,647	7/28/04
P0000379	Y	Wendy’s	n/a	Lease	N	n/a	n/a	1,386,053	1,386,053	7/28/04
P0000380	Y	Popeye’s	n/a	Lease	N	n/a	n/a	1,018,004	1,018,004	7/28/04
P0000381	Y	Pizza Hut	n/a	Lease	N	n/a	n/a	433,448	433,448	7/28/04
P0000914	N	Dickinson Theaters	n/a	Lease	Y	n/a	Y	8,000,000	8,000,000	7/29/04
P0000915	N	Dickinson Theaters	n/a	Lease	Y	n/a	Y	10,100,000	10,100,000	7/29/04
P0000916	N	Hastings	n/a	Lease	N	n/a	n/a	3,700,000	3,712,374	7/29/04
P0000917	Y	Golden Corral	n/a	Lease with a	Y	n/a	Y	3,062,436	3,062,436	8/18/04
P0000918	Y	Golden Corral	n/a	Lease with a	Y	n/a	Y	1,194,582	1,194,582	8/18/04
P0000919	N	Blue Rhino	n/a	Lease	N	n/a	n/a	5,580,000	5,591,663	9/7/04
P0000390	N	Famous Dave’s	n/a	Lease	Y	n/a	Y	1,940,000	2,084,755	9/24/04
P0000391	N	Famous Dave’s	n/a	Lease	Y	n/a	Y	2,680,360	2,680,360	9/24/04
P0000392	N	Famous Dave’s	n/a	Lease	Y	n/a	Y	1,935,715	1,935,715	9/24/04
P0000393	N	Friendly’s Ice Cream	n/a	Lease	Y	n/a	Y	1,079,631	1,079,631	9/24/04
P0000394	N	Friendly’s Ice Cream	n/a	Lease	Y	n/a	Y	1,697,533	1,697,533	9/24/04
P0000395	N	Friendly’s Ice Cream	n/a	Lease	Y	n/a	Y	1,350,889	1,350,889	9/24/04
P0000396	N	Friendly’s Ice Cream	n/a	Lease	Y	n/a	Y	730,686	730,686	9/24/04
P0000397	N	Friendly’s Ice Cream	n/a	Lease	Y	n/a	Y	802,698	802,698	9/24/04
P0000398	N	Friendly’s Ice Cream	n/a	Lease	Y	n/a	Y	1,704,422	1,704,422	9/24/04
P0000399	Y	Popeye’s	n/a	Lease	N	n/a	n/a	500,000	513,610	9/24/04
P0000400	Y	Popeye’s	n/a	Lease	N	n/a	n/a	780,000	804,726	9/24/04
P0000401	Y	Popeye’s	n/a	Lease	N	n/a	n/a	590,000	606,370	9/24/04
P0000402	Y	Popeye’s	n/a	Lease	N	n/a	n/a	720,000	737,952	9/24/04
P0000403	Y	Popeye’s	n/a	Lease	N	n/a	n/a	600,000	630,214	9/24/04
P0000404	Y	Popeye’s	n/a	Lease	N	n/a	n/a	1,196,504	1,196,504	9/24/04
P0000405	Y	Popeye’s	n/a	Lease	N	n/a	n/a	990,000	1,019,701	9/24/04
P0000406	Y	Popeye’s	n/a	Lease	N	n/a	n/a	700,000	722,782	9/24/04
P0000408	Y	Popeye’s	n/a	Lease	N	n/a	n/a	1,200,000	1,211,893	9/24/04
P0000409	Y	Popeye’s	n/a	Lease	N	n/a	n/a	1,000,000	1,081,749	9/24/04
P0000410	Y	Popeye’s	n/a	Lease	N	n/a	n/a	990,000	1,013,308	9/24/04

Property ID	Franchisee/ Licensee (Y/N)	Concept	Concept Type	Investment Type	Master Lease (Y/N)	Cross- collateralized?	Cross- defaulted?	CV	Investment Amount (includes closing costs) as of Jan 06	Investment Date
P0000411	Y	Popeye’s	n/a	Lease	N	n/a	n/a	980,000	1,008,423	9/24/04
P0000412	Y	Popeye’s	n/a	Lease	N	n/a	n/a	910,000	940,735	9/24/04
P0000415	N	Other	n/a	Lease	N	n/a	n/a	640,000	724,716	9/24/04
P0000416	N	Barnhill’s Buffet	n/a	Lease	Y	n/a	Y	1,000,000	1,050,420	9/24/04
P0000417	N	Barnhill’s Buffet	n/a	Lease	Y	n/a	Y	1,010,000	1,050,426	9/24/04
P0000418	N	Barnhill’s Buffet	n/a	Lease	Y	n/a	Y	600,000	637,700	9/24/04
P0000419	N	Barnhill’s Buffet	n/a	Lease	Y	n/a	Y	1,010,000	1,050,426	9/24/04
P0000420	N	Rally’s	n/a	Lease	N	n/a	n/a	340,000	369,057	9/24/04
P0000421	N	Rally’s	n/a	Lease	N	n/a	n/a	740,000	809,067	9/24/04
P0000424	N	Rally’s	n/a	Lease	N	n/a	n/a	600,000	659,881	9/24/04
P0000425	N	Rally’s	n/a	Lease	N	n/a	n/a	610,000	668,924	9/24/04
P0000426	N	Rally’s	n/a	Lease	N	n/a	n/a	480,000	528,783	9/24/04
P0000428	N	Rally’s	n/a	Lease	N	n/a	n/a	640,000	666,745	9/24/04
P0000429	Y	Burger King	n/a	Lease	N	n/a	n/a	850,000	910,757	9/24/04
P0000431	N	Max & Erma’s	n/a	Lease	N	n/a	n/a	1,555,174	1,555,174	9/24/04
P0000432	N	Max & Erma’s	n/a	Lease	N	n/a	n/a	3,172,688	3,172,688	9/24/04
P0000433	N	Max & Erma’s	n/a	Lease	N	n/a	n/a	2,332,834	2,332,834	9/24/04
P0000434	Y	Denny’s	n/a	Lease	N	n/a	n/a	1,266,425	1,266,425	9/24/04
P0000436	N	Arby’s	n/a	Lease	N	n/a	n/a	1,680,000	1,701,231	9/24/04
P0000437	N	Arby’s	n/a	Lease	N	n/a	n/a	1,165,605	1,165,605	9/24/04
P0000438	N	Arby’s	n/a	Lease	N	n/a	n/a	1,350,595	1,350,595	9/24/04
P0000439	N	Arby’s	n/a	Lease	N	n/a	n/a	980,000	993,597	9/24/04
P0000440	N	Arby’s	n/a	Lease	N	n/a	n/a	929,926	929,926	9/24/04
P0000442	N	Arby’s	n/a	Lease	N	n/a	n/a	1,350,000	1,361,519	9/24/04
P0000443	N	Arby’s	n/a	Lease	N	n/a	n/a	1,430,000	1,504,995	9/24/04
P0000446	N	Arby’s	n/a	Lease	N	n/a	n/a	870,000	876,947	9/24/04
P0000449	N	Arby’s	n/a	Lease	N	n/a	n/a	960,000	970,060	9/24/04
P0000450	N	Arby’s	n/a	Lease	N	n/a	n/a	870,000	884,126	9/24/04
P0000451	N	Arby’s	n/a	Lease	N	n/a	n/a	1,539,797	1,539,797	9/24/04
P0000453	N	Arby’s	n/a	Lease	N	n/a	n/a	1,058,730	1,058,730	9/24/04
P0000454	N	Arby’s	n/a	Lease	N	n/a	n/a	1,340,000	1,354,244	9/24/04
P0000455	N	Arby’s	n/a	Lease	N	n/a	n/a	860,000	876,043	9/24/04
P0000456	Y	Popeye’s	n/a	Lease	N	n/a	n/a	960,000	988,118	9/24/04
P0000457	Y	Popeye’s	n/a	Lease	N	n/a	n/a	920,000	954,270	9/24/04
P0000459	Y	Popeye’s	n/a	Lease	N	n/a	n/a	570,000	587,817	9/24/04

Property ID	Franchisee/ Licensee (Y/N)	Concept	Concept Type	Investment Type	Master Lease (Y/N)	Cross- collateralized?	Cross- defaulted?	CV	Investment Amount (includes closing costs) as of Jan 06	Investment Date
P0000920	N	Gander Mountain	n/a	Lease	N	n/a	n/a	11,072,806	11,072,806	9/30/04
P0000921	N	Carmike Cinemas	n/a	Lease	N	n/a	n/a	7,600,000	7,632,695	9/30/04
P0000922	N	Humperdink	n/a	Lease	Y	n/a	Y	4,000,000	4,014,584	9/30/04
P0000923	N	Humperdink	n/a	Lease	Y	n/a	Y	1,440,000	1,446,457	9/30/04
P0000924	N	Humperdink	n/a	Lease	Y	n/a	Y	2,900,000	2,913,362	9/30/04
P0000925	N	Humperdink	n/a	Lease	Y	n/a	Y	3,990,000	4,004,554	9/30/04
P0000926	N	Taco Bueno	n/a	Lease	Y	n/a	Y	850,000	850,000	9/30/04
P0000927	N	Taco Bueno	n/a	Lease	Y	n/a	Y	850,000	850,000	9/30/04
P0000928	N	Taco Bueno	n/a	Lease	Y	n/a	Y	850,000	850,000	9/30/04
P0000929	N	Taco Bueno	n/a	Lease	Y	n/a	Y	850,000	850,000	9/30/04
P0000930	N	Gander Mountain	n/a	Lease	N	n/a	n/a	7,201,849	7,201,849	10/8/04
P0000931	N	Dave & Buster’s	n/a	Lease	N	n/a	n/a	11,800,000	11,948,995	10/15/04
P0000932	Y	Ashley Furniture	n/a	Lease	N	n/a	n/a	6,367,110	6,367,110	10/29/04
P0000933	Y	Ashley Furniture	n/a	Lease	N	n/a	n/a	4,916,850	4,916,850	10/29/04
P0000934	N	Gander Mountain	n/a	Lease	N	n/a	n/a	6,630,367	6,630,367	11/5/04
P0000935	N	Blue Rhino	n/a	Lease	N	n/a	n/a	6,950,000	6,971,090	11/12/04
P0000936	N	Gander Mountain	n/a	Lease	N	n/a	n/a	8,536,575	8,536,575	11/17/04
P0000937	N	Sonic	n/a	Lease	N	n/a	n/a	498,896	498,896	11/23/04
P0000938	N	Sonic	n/a	Lease	N	n/a	n/a	752,396	752,396	11/23/04
P0000939	N	Sonic	n/a	Lease	N	n/a	n/a	617,226	617,226	11/23/04
P0000940	N	Sonic	n/a	Lease	N	n/a	n/a	670,000	677,826	11/23/04
P0000941	N	Sonic	n/a	Lease	N	n/a	n/a	580,000	588,513	11/23/04
P0000942	N	Sonic	n/a	Lease	N	n/a	n/a	510,000	518,958	11/23/04
P0000943	N	Sonic	n/a	Lease	N	n/a	n/a	530,000	535,922	11/23/04
P0000944	N	Sonic	n/a	Lease	N	n/a	n/a	750,000	754,381	11/23/04
P0000945	N	Sonic	n/a	Lease	N	n/a	n/a	650,000	655,091	11/23/04
P0000946	N	Sonic	n/a	Lease	N	n/a	n/a	640,000	645,470	11/23/04
P0000947	N	Sonic	n/a	Lease	N	n/a	n/a	810,000	814,306	11/23/04
P0000948	N	Sonic	n/a	Lease	N	n/a	n/a	600,000	606,000	11/23/04
P0000949	N	Sonic	n/a	Lease	N	n/a	n/a	520,000	526,307	11/23/04
P0000950	N	Sonic	n/a	Lease	N	n/a	n/a	520,000	526,319	11/23/04
P0000951	N	Dickinson Theaters	n/a	Lease	Y	n/a	Y	12,500,000	12,500,000	7/29/04
P0000952	N	Gander Mountain	n/a	Lease	N	n/a	n/a	8,874,367	8,874,367	12/10/04
P0000953	N	Rite Aid	n/a	Lease	N	n/a	N	1,538,212	1,538,212	12/15/04
P0000954	N	Rite Aid	n/a	Lease	N	n/a	N	1,448,129	1,448,129	12/15/04

Property ID	Franchisee/ Licensee (Y/N)	Concept	Concept Type	Investment Type	Master Lease (Y/N)	Cross- collateralized?	Cross- defaulted?	CV	Investment Amount (includes closing costs) as of Jan 06	Investment Date
P0000955	N	Rite Aid	n/a	Lease	N	n/a	N	2,353,961	2,353,961	12/15/04
P0000956	N	Rite Aid	n/a	Lease	N	n/a	N	2,440,040	2,440,040	12/15/04
P0000957	N	Rite Aid	n/a	Lease	N	n/a	N	1,348,037	1,348,037	12/15/04
P0000958	N	Rite Aid	n/a	Lease	N	n/a	N	1,809,461	1,809,461	12/15/04
P0000959	N	Rite Aid	n/a	Lease	N	n/a	N	2,349,957	2,349,957	12/15/04
P0000960	N	Sonic	n/a	Lease	N	n/a	n/a	565,044	565,044	12/15/04
P0000961	N	Flying Star Café	n/a	Lease	Y	n/a	Y	1,500,870	1,500,870	12/30/04
P0000962	N	Flying Star Café	n/a	Lease	Y	n/a	Y	2,600,000	2,701,565	12/30/04
P0000963	N	Hughes Supply	n/a	Lease	N	n/a	N	590,000	604,336	12/30/04
P0000964	N	Hughes Supply	n/a	Lease	N	n/a	N	1,380,000	1,399,028	12/30/04
P0000965	N	Hughes Supply	n/a	Lease	N	n/a	N	540,000	553,994	12/30/04
P0000966	N	Hughes Supply	n/a	Lease	N	n/a	N	1,591,872	1,591,872	12/30/04
P0000967	N	Hughes Supply	n/a	Lease	N	n/a	N	1,700,000	1,754,653	12/30/04
P0000968	N	Hughes Supply	n/a	Lease	N	n/a	N	2,400,000	2,462,015	12/30/04
P0000969	N	Hughes Supply	n/a	Lease	N	n/a	N	2,555,863	2,555,863	12/30/04
P0000970	N	Hughes Supply	n/a	Lease	N	n/a	N	2,100,000	2,122,747	12/30/04
P0000971	N	Hughes Supply	n/a	Lease	N	n/a	N	1,195,262	1,195,262	12/30/04
P0000972	N	Hughes Supply	n/a	Lease	N	n/a	N	1,370,000	1,381,422	12/30/04
P0000973	N	Hughes Supply	n/a	Lease	N	n/a	N	630,000	639,307	12/30/04
P0000673	N	Arby’s	n/a	Lease	N	n/a	n/a	900,000	900,668	12/30/04
P0000675	N	Arby’s	n/a	Lease	N	n/a	n/a	530,000	550,028	12/30/04
P0000676	N	Arby’s	n/a	Lease	N	n/a	n/a	650,000	667,960	12/30/04
P0000677	N	Arby’s	n/a	Lease	N	n/a	n/a	710,000	733,173	12/30/04
P0000678	N	Arby’s	n/a	Lease	N	n/a	n/a	710,000	749,707	12/30/04
P0000679	N	Arby’s	n/a	Lease	N	n/a	n/a	600,000	617,744	12/30/04
P0000680	N	Casa Ole	n/a	Lease	N	n/a	n/a	1,056,311	1,056,311	12/30/04
P0000681	N	Casa Ole	n/a	Lease	N	n/a	n/a	1,450,000	1,491,261	12/30/04
P0000682	N	Casa Ole	n/a	Lease	N	n/a	n/a	1,460,000	1,491,261	12/30/04
P0000683	N	Casa Ole	n/a	Lease	N	n/a	n/a	980,000	1,006,600	12/30/04
P0000685	N	Garibaldi’s	n/a	Lease	N	n/a	n/a	1,190,000	1,215,378	12/30/04
P0000687	N	Monterey’s Tex Mex	n/a	Lease	N	n/a	n/a	830,000	847,530	12/30/04
P0000688	N	Monterey’s Tex Mex	n/a	Lease	N	n/a	n/a	1,043,884	1,043,884	12/30/04
P0000689	N	Monterey’s Tex Mex	n/a	Lease	N	n/a	n/a	1,441,554	1,441,554	12/30/04
P0000691	N	Monterey’s Tex Mex	n/a	Lease	N	n/a	n/a	671,067	671,067	12/30/04
P0000692	N	Arby’s	n/a	Lease	N	n/a	n/a	840,000	877,412	1/26/05

Property ID	Franchisee/ Licensee (Y/N)	Concept	Concept Type	Investment Type	Master Lease (Y/N)	Cross- collateralized?	Cross- defaulted?	CV	Investment Amount (includes closing costs) as of Jan 06	Investment Date
P0000974	N	Rite Aid	n/a	Lease	N	n/a	N	3,306,519	3,306,519	2/2/05
P0000975	N	Sportsman’s Warehouse	n/a	Lease	N	n/a	n/a	5,716,575	5,716,575	2/2/05
P0000976	N	Apollo Colleges	n/a	Lease	N	n/a	N	1,650,000	1,650,582	2/10/05
P0000977	N	Apollo Colleges	n/a	Lease	N	n/a	N	6,492,077	6,492,077	2/10/05
P0000978	N	Apollo Colleges	n/a	Lease	N	n/a	N	3,396,147	3,396,147	2/10/05
P0000979	N	Apollo Colleges	n/a	Lease	N	n/a	N	5,100,000	5,158,552	2/10/05
P0000980	N	Pilgrim’s Pride Freezer [ILLEGIBLE]	n/a	Lease	N	n/a	n/a	3,100,000	3,138,243	3/3/05
P0000706	Y	Golden Corral	n/a	Lease	N	n/a	n/a	3,110,000	3,110,000	3/21/05
P0000707	Y	Golden Corral	n/a	Lease	Y	n/a	N	3,800,000	3,899,564	3/31/05
P0000708	Y	Peter Piper Pizza	n/a	Lease	Y	n/a	Y	3,020,533	3,020,533	4/1/05
P0000709	Y	Peter Piper Pizza	n/a	Lease	Y	n/a	Y	3,085,533	3,085,533	4/1/05
P0000710	Y	Peter Piper Pizza	n/a	Lease	Y	n/a	Y	1,875,000	1,887,533	4/1/05
P0000711	Y	Peter Piper Pizza	n/a	Lease	Y	n/a	Y	2,955,533	2,955,533	4/1/05
P0000730	N	Horn Furniture	n/a	Lease	N	n/a	N	9,500,000	9,603,738	4/8/05
P0000731	N	Horn Furniture	n/a	Lease	N	n/a	N	8,500,000	8,590,284	4/8/05
P0000732	N	Hastings	n/a	Lease	N	n/a	N	3,340,000	3,365,262	4/27/05
P0000737	Y	Peter Piper Pizza	n/a	Lease	Y	n/a	Y	2,270,000	2,272,094	4/29/05
P0000738	N	Rite Aid	n/a	Lease	N	n/a	N	1,715,950	1,715,950	5/2/05
P0000747	Y	Ashley Home Center	n/a	Lease	N	n/a	N	4,025,000	4,056,813	5/19/05
P0000748	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	557,735	557,735	5/24/05
P0000749	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	557,735	557,735	5/24/05
P0000750	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	623,740	623,740	5/24/05
P0000751	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	1,010,341	1,010,341	5/24/05
P0000752	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	642,599	642,599	5/24/05
P0000753	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	557,735	557,735	5/24/05
P0000754	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	435,154	435,154	5/24/05
P0000755	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	397,437	397,437	5/24/05
P0000756	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	604,882	604,882	5/24/05
P0000757	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	472,872	472,872	5/24/05
P0000758	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	567,164	567,164	5/24/05
P0000759	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	736,891	736,891	5/24/05
P0000760	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	868,901	868,901	5/24/05
P0000761	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	444,584	444,584	5/24/05
P0000762	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	312,574	312,574	5/24/05
P0000763	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	979,456	979,456	5/24/05

Property ID	Franchisee/ Licensee (Y/N)	Concept	Concept Type	Investment Type	Master Lease (Y/N)	Cross- collateralized?	Cross- defaulted?	CV	Investment Amount (includes closing costs) as of Jan 06	Investment Date
P0000764	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	633,169	633,169	5/24/05
P0000765	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	435,154	435,154	5/24/05
P0000766	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	708,604	708,604	5/24/05
P0000767	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	661,457	661,457	5/24/05
P0000768	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	378,579	378,579	5/24/05
P0000769	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	793,467	793,467	5/24/05
P0000770	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	708,604	708,604	5/24/05
P0000771	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	444,584	444,584	5/24/05
P0000772	Y	Pizza Hut	n/a	Lease	Y	n/a	Y	425,725	425,725	5/24/05

Property ID	Appraised Value	Land Value	Replacement Cost Approach	Sales Comparison Approach	Income Cost Approach	Appraisal Firm	Full / Limited / None	MAI (Y/N)
E000787	2,000,000	n/a	n/a	n/a	n/a	n/a	n/a	n/a
P0000891	9,700,000	5,100,000	9,700,000	—	9,700,000	Cushman & Wakefield	Limited	Y
P0000892	7,700,000	1,450,000	6,900,000	—	7,700,000	Cushman & Wakefield	Limited	Y
P0000893	10,150,000	4,450,000	10,250,000	—	10,150,000	Cushman & Wakefield	Limited	Y
P0000894	10,650,000	3,400,000	9,600,000	—	10,650,000	Cushman & Wakefield	Limited	Y
P0000981	600,000	230,000	460,000	—	600,000	Cushman & Wakefield	Limited	Y
P0000982	650,000	410,000	680,000	—	650,000	Cushman & Wakefield	Limited	Y
P0000983	600,000	190,000	440,000	—	600,000	Cushman & Wakefield	Limited	Y
P0000984	1,075,000	250,000	580,000	—	1,075,000	Cushman & Wakefield	Limited	Y
P0000985	1,100,000	360,000	570,000	—	1,100,000	Cushman & Wakefield	Limited	Y
P0000986	850,000	280,000	510,000	—	800,000	Cushman & Wakefield	Limited	Y
P0000987	650,000	390,000	610,000	—	650,000	Cushman & Wakefield	Limited	Y
P0000988	1,125,000	290,000	520,000	—	1,125,000	Cushman & Wakefield	Limited	Y
P0000989	1,175,000	210,000	410,000	—	1,175,000	Cushman & Wakefield	Limited	Y
P0000990	1,225,000	290,000	580,000	—	1,225,000	Cushman & Wakefield	Limited	Y
P0000991	1,000,000	300,000	520,000	—	1,000,000	Cushman & Wakefield	Limited	Y
P0000992	800,000	270,000	490,000	—	800,000	Cushman & Wakefield	Limited	Y
P0000993	825,000	130,000	310,000	—	825,000	Cushman & Wakefield	Limited	Y
P0000994	825,000	250,000	460,000	—	825,000	Cushman & Wakefield	Limited	Y
P0000995	800,000	100,000	280,000	—	800,000	Cushman & Wakefield	Limited	Y
P0000996	550,000	220,000	420,000	—	550,000	Cushman & Wakefield	Limited	Y
P0000997	560,000	170,000	350,000	—	560,000	Cushman & Wakefield	Limited	Y
P0000998	1,250,000	310,000	500,000	—	1,250,000	Cushman & Wakefield	Limited	Y
P0000999	550,000	180,000	420,000	—	550,000	Cushman & Wakefield	Limited	Y
P0001000	975,000	180,000	360,000	—	975,000	Cushman & Wakefield	Limited	Y
P0001001	525,000	110,000	330,000	—	525,000	Cushman & Wakefield	Limited	Y
P0001002	925,000	270,000	470,000	—	925,000	Cushman & Wakefield	Limited	Y
P0001003	750,000	110,000	270,000	—	750,000	Cushman & Wakefield	Limited	Y
P0001004	600,000	210,000	390,000	—	600,000	Cushman & Wakefield	Limited	Y
P0001005	675,000	90,000	250,000	—	675,000	Cushman & Wakefield	Limited	Y
P0001006	825,000	320,000	520,000	—	825,000	Cushman & Wakefield	Limited	Y
P0001007	1,225,000	560,000	850,000	—	1,225,000	Cushman & Wakefield	Limited	Y
P0001008	900,000	500,000	830,000	—	900,000	Cushman & Wakefield	Limited	Y
P0001009	750,000	460,000	820,000	—	750,000	Cushman & Wakefield	Limited	Y
P0001010	1,050,000	440,000	810,000	—	1,050,000	Cushman & Wakefield	Limited	Y

Property ID	Appraised Value	Land Value	Replacement Cost Approach	Sales Comparison Approach	Income Cost Approach	Appraisal Firm	Full / Limited / None	MAI (Y/N)
P0001011	700,000	570,000	960,000	—	700,000	Cushman & Wakefield	Limited	Y
P0001012	775,000	120,000	340,000	—	775,000	Cushman & Wakefield	Limited	Y
P0001013	385,000	150,000	410,000	—	385,000	Cushman & Wakefield	Limited	Y
P0001014	700,000	220,000	410,000	—	700,000	Cushman & Wakefield	Limited	Y
P0001015	940,000	560,000	900,000	—	940,000	Cushman & Wakefield	Limited	Y
P0001016	370,000	145,000	400,000	—	370,000	Cushman & Wakefield	Limited	Y
P0001017	575,000	200,000	650,000	—	575,000	Cushman & Wakefield	Limited	Y
P0001018	1,000,000	500,000	1,000,000	—	1,100,000	Cushman & Wakefield	Limited	Y
P0001019	800,000	250,000	725,000	—	800,000	Cushman & Wakefield	Limited	Y
P0001020	700,000	300,000	700,000	—	700,000	Cushman & Wakefield	Limited	Y
P0001021	1,100,000	500,000	1,100,000	—	1,100,000	Cushman & Wakefield	Limited	Y
P0001022	775,000	250,000	750,000	—	775,000	Cushman & Wakefield	Limited	Y
P0001023	800,000	275,000	775,000	—	800,000	Cushman & Wakefield	Limited	Y
P0001024	600,000	150,000	650,000	—	600,000	Cushman & Wakefield	Limited	Y
P0001025	1,025,000	400,000	1,050,000	—	1,025,000	Cushman & Wakefield	Limited	Y
P0001026	550,000	275,000	570,000	—	550,000	Cushman & Wakefield	Limited	Y
P0001027	640,000	120,000	620,000	—	640,000	Cushman & Wakefield	Limited	Y
P0001028	725,000	350,000	750,000	—	725,000	Cushman & Wakefield	Limited	Y
P0001029	750,000	390,000	760,000	—	750,000	Cushman & Wakefield	Limited	Y
P0001030	600,000	100,000	550,000	—	600,000	Cushman & Wakefield	Limited	Y
P0001031	550,000	60,000	530,000	—	550,000	Cushman & Wakefield	Limited	Y
P0001032	700,000	150,000	650,000	—	700,000	Cushman & Wakefield	Limited	Y
P0001033	750,000	175,000	700,000	—	750,000	Cushman & Wakefield	Limited	Y
P0001034	675,000	150,000	650,000	—	700,000	Cushman & Wakefield	Limited	Y
P0001035	770,000	330,000	790,000	—	770,000	Cushman & Wakefield	Limited	Y
P0001036	560,000	260,000	570,000	—	560,000	Cushman & Wakefield	Limited	Y
P0001037	870,000	360,000	870,000	—	870,000	Cushman & Wakefield	Limited	Y
P0001038	800,000	325,000	800,000	—	800,000	Cushman & Wakefield	Limited	Y
P0001039	750,000	250,000	790,000	—	750,000	Cushman & Wakefield	Limited	Y
P0001040	950,000	180,000	925,000	—	950,000	Cushman & Wakefield	Limited	Y
P0001041	980,000	250,000	740,000	—	980,000	Cushman & Wakefield	Limited	Y
P0001042	720,000	340,000	840,000	—	720,000	Cushman & Wakefield	Limited	Y
P0001043	730,000	70,000	510,000	—	730,000	Cushman & Wakefield	Limited	Y
P0001044	760,000	140,000	610,000	—	760,000	Cushman & Wakefield	Limited	Y
P0001045	580,000	120,000	600,000	—	580,000	Cushman & Wakefield	Limited	Y

Property ID	Appraised Value	Land Value	Replacement Cost Approach	Sales Comparison Approach	Income Cost Approach	Appraisal Firm	Full / Limited / None	MAI (Y/N)
P0001046	720,000	60,000	420,000	—	720,000	Cushman & Wakefield	Limited	Y
P0001047	375,000	80,000	400,000	—	380,000	Cushman & Wakefield	Limited	Y
P0000895	2,000,000	450,000	1,830,000	1,990,000	2,100,000	Clayton Jones & Associates	Full	Y
P0000896	945,000	361,000	937,000	994,000	909,000	E. Eugene Presley & [ILLEGIBLE]	Full	Y
P0000897	1,095,000	586,000	1,117,000	1,134,000	1,032,000	E. Eugene Presley & [ILLEGIBLE]	Full	Y
P0000898	950,000	425,000	964,000	933,000	814,000	Appraisal Now	Full	Y
P0000899	880,000	240,000	800,000	880,000	—	Paramount Property Analysts	Full	Y
P0000900	600,000	210,000	680,000	600,000	575,000	Appraisal Services	Full	Y
P0000901	1,300,000	387,000	1,368,000	1,300,000	1,286,000	Albright & Associates of [ILLEGIBLE]	Full	Y
P0000902	1,325,000	360,000	1,375,655	1,334,500	—	Hollis Appraisals, Inc.	Full	Y
P0000903	1,664,000	390,296	1,880,000	—	1,664,000	William K. Boyd, Inc.	Full	Y
P0000904	1,550,000	306,030	—	1,550,000	1,550,000	DeRango, Best & Associates	Full	Y
P0000905	4,850,000	950,000	4,150,000	5,000,000	4,800,000	Standard & Poor’s Corporate	Full	Y
P0000906	12,900,000	2,500,000	13,400,000	13,000,000	12,800,000	Standard & Poor’s Corporate	Full	Y
P0000907	3,550,000	1,900,000	3,550,000	—	3,600,000	Cushman & Wakefield of [ILLEGIBLE]	Full	Y
P0000908	4,050,000	3,100,000	4,000,000	—	4,100,000	Cushman & Wakefield of [ILLEGIBLE]	Full	Y
P0000909	2,800,000	2,200,000	2,750,000	—	2,900,000	Cushman & Wakefield of [ILLEGIBLE]	Full	Y
P0000910	4,200,000	3,600,000	4,300,000	—	4,100,000	Cushman & Wakefield of [ILLEGIBLE]	Full	Y
P0000911	4,550,000	3,000,000	4,500,000	—	4,600,000	Cushman & Wakefield of [ILLEGIBLE]	Full	Y
P0000912	2,650,000	2,050,000	2,650,000	—	2,700,000	Cushman & Wakefield of [ILLEGIBLE]	Full	Y
P0000913	29,300,000	7,950,000	29,300,000	—	—	Cushman & Wakefield of [ILLEGIBLE]	Full	Y
P0000300	560,000	304,920	—	—	560,000	Standard & Poor’s	Limited	Y
P0000301	550,000	223,083	—	—	550,000	Standard & Poor’s	Limited	Y
P0000302	400,000	60,000	400,000	—	370,000	Standard & Poor’s	Limited	Y
P0000303	450,000	220,000	450,000	—	550,000	Standard & Poor’s	Limited	Y
P0000304	500,000	110,000	500,000	—	450,000	Standard & Poor’s	Limited	Y
P0000305	400,000	30,000	400,000	—	410,000	Standard & Poor’s	Limited	Y
P0000306	1,000,000	560,000	1,000,000	—	1,000,000	Standard & Poor’s	Limited	Y
P0000309	900,000	410,000	900,000	—	840,000	Standard & Poor’s	Limited	Y
P0000310	950,000	450,000	950,000	—	910,000	Standard & Poor’s	Limited	Y
P0000311	1,050,000	620,000	1,050,000	—	1,010,000	Standard & Poor’s	Limited	Y
P0000312	950,000	380,000	950,000	—	900,000	Standard & Poor’s	Limited	Y
P0000313	1,550,000	450,000	1,550,000	—	1,520,000	Standard & Poor’s	Limited	Y
P0000314	2,850,000	1,440,000	2,850,000	—	2,830,000	Standard & Poor’s	Limited	Y
P0000315	3,000,000	490,000	2,100,000	—	3,100,000	Standard & Poor’s	Limited	Y

Property ID	Appraised Value	Land Value	Replacement Cost Approach	Sales Comparison Approach	Income Cost Approach	Appraisal Firm	Full / Limited / None	MAI (Y/N)
P0000316	2,300,000	1,580,000	2,300,000	—	2,400,000	Standard & Poor’s	Limited	Y
P0000317	1,100,000	440,000	1,100,000	—	1,100,000	Standard & Poor’s	Limited	Y
P0000318	3,100,000	800,000	2,100,000	—	3,120,000	Standard & Poor’s	Limited	Y
P0000319	700,000	96,000	700,000	—	660,000	Standard & Poor’s	Limited	Y
P0000323	1,150,000	580,000	1,150,000	—	1,100,000	Standard & Poor’s	Limited	Y
P0000324	570,000	409,500	—	—	570,000	Standard & Poor’s	Limited	Y
P0000326	840,000	360,000	840,000	—	810,000	Standard & Poor’s	Limited	Y
P0000327	1,150,000	790,000	1,150,000	—	1,130,000	Standard & Poor’s	Limited	Y
P0000328	1,200,000	520,000	1,000,000	—	1,280,000	Standard & Poor’s	Limited	Y
P0000329	1,450,000	820,000	1,450,000	—	1,440,000	Standard & Poor’s	Limited	Y
P0000330	1,300,000	330,000	1,140,000	—	1,400,000	Standard & Poor’s	Limited	Y
P0000331	950,000	220,000	820,000	—	1,000,000	Standard & Poor’s	Limited	Y
P0000332	950,000	170,000	950,000	—	930,000	Standard & Poor’s	Limited	Y
P0000336	1,300,000	250,000	1,100,000	—	1,350,000	Standard & Poor’s	Limited	Y
P0000338	1,000,000	280,000	1,000,000	—	1,000,000	Standard & Poor’s	Limited	Y
P0000349	900,000	360,000	900,000	—	880,000	Standard & Poor’s	Limited	Y
P0000350	700,000	150,000	700,000	—	650,000	Standard & Poor’s	Limited	Y
P0000351	700,000	350,000	700,000	—	700,000	Standard & Poor’s	Limited	Y
P0000354	1,650,000	700,000	1,600,000	—	1,700,000	Cushman & Wakefield of [Illegible]	Limited	Y
P0000355	1,800,000	800,000	1,700,000	—	1,800,000	Cushman & Wakefield of [LLEGIBLE]	Limited	Y
P0000356	1,200,000	450,000	1,200,000	—	1,150,000	Cushman & Wakefield, Inc.	Limited	Y
P0000357	1,650,000	600,000	1,650,000	—	1,650,000	Cushman & Wakefield of [ILLEGIBLE]	Limited	Y
P0000358	1,100,000	500,000	1,100,000	—	1,100,000	Cushman & Wakefield, Inc.	Limited	Y
P0000359	1,700,000	600,000	1,700,000	—	1,750,000	Cushman & Wakefield of [ILLEGIBLE]	Limited	Y
P0000360	2,500,000	1,600,000	2,500,000	—	2,500,000	Cushman & Wakefield of [ILLEGIBLE]	Limited	Y
P0000361	1,600,000	900,000	1,650,000	—	1,600,000	Cushman & Wakefield of [ILLEGIBLE]	Limited	Y
P0000362	2,000,000	1,200,000	1,950,000	—	2,130,000	Cushman & Wakefield of [ILLEGIBLE]	Limited	Y
P0000363	1,600,000	900,000	1,650,000	—	1,600,000	Cushman & Wakefield of [ILLEGIBLE]	Limited	Y
P0000364	1,275,000	550,000	1,250,000	—	1,300,000	Cushman & Wakefield, Inc.	Limited	Y
P0000365	1,600,000	600,000	1,600,000	—	1,600,000	Cushman & Wakefield of [ILLEGIBLE]	Limited	Y
P0000366	1,300,000	600,000	1,300,000	—	1,300,000	Cushman & Wakefield, Inc.	Limited	Y
P0000367	1,900,000	900,000	1,875,000	—	1,950,000	Cushman & Wakefield of [ILLEGIBLE]	Limited	Y
P0000368	1,475,000	750,000	1,475,000	—	1,475,000	Cushman & Wakefield of [ILLEGIBLE]	Limited	Y
P0000369	1,950,000	1,125,000	1,875,000	—	2,040,000	Cushman & Wakefield of [ILLEGIBLE]	Limited	Y
P0000370	1,300,000	600,000	1,300,000	—	1,250,000	Cushman & Wakefield, Inc.	Limited	Y

Property ID	Appraised Value	Land Value	Replacement Cost Approach	Sales Comparison Approach	Income Cost Approach	Appraisal Firm	Full / Limited / None	MAI (Y/N)
P0000371	1,700,000	900,000	1,750,000	—	1,700,000	Cushman & Wakefield of [ILLEGIBLE]	Limited	Y
P0000372	1,300,000	575,000	1,300,000	—	1,300,000	Cushman & Wakefield of [ILLEGIBLE]	Limited	Y
P0000373	1,350,000	700,000	1,400,000	—	1,300,000	Cushman & Wakefield, Inc.	Limited	Y
P0000374	1,750,000	700,000	1,700,000	—	1,760,000	Cushman & Wakefield of [ILLEGIBLE]	Limited	Y
P0000375	1,700,000	650,000	1,675,000	—	1,750,000	Cushman & Wakefield of [ILLEGIBLE]	Limited	Y
P0000378	680,000	200,000	570,000	—	620,000	Standard & Poor’s	Limited	Y
P0000379	1,410,000	1,180,000	1,680,000	—	1,690,000	Standard & Poor’s	Limited	Y
P0000380	1,030,000	520,000	900,000	—	940,000	Standard & Poor’s	Limited	Y
P0000381	440,000	137,368	—	—	440,000	Standard & Poor’s	Limited	Y
P0000914	8,000,000	1,500,000	7,725,000	7,600,000	8,000,000	Bliss Associates, Inc.	Full	Y
P0000915	10,100,000	2,000,000	9,900,000	9,600,000	10,100,000	Bliss Associates, Inc.	Full	Y
P0000916	3,700,000	700,000	3,540,000	3,830,000	3,700,000	Standard & Poor’s	Full	Y
P0000917	3,130,000	800,000	2,400,000	—	2,900,000	Cushman & Wakefield of [ILLEGIBLE]	Full	Y
P0000918	1,220,000	200,000	1,050,000	—	1,200,000	Cushman & Wakefield of [ILLEGIBLE]	Full	Y
P0000919	5,580,000	370,000	5,500,000	5,500,000	5,580,000	Integra Realty Resources - [ILLEGIBLE]	Full	Y
P0000390	1,940,000	560,000	1,820,000	—	1,940,000	Standard & Poor’s	Limited	Y
P0000391	2,700,000	1,310,000	2,600,000	—	2,700,000	Standard & Poor’s	Limited	Y
P0000392	2,090,000	690,000	1,540,000	—	2,090,000	Standard & Poor’s	Limited	Y
P0000393	1,100,000	260,000	1,010,000	—	1,100,000	Standard & Poor’s	Limited	Y
P0000394	1,740,000	640,000	1,740,000	—	1,740,000	Standard & Poor’s	Limited	Y
P0000395	1,400,000	520,000	1,300,000	—	1,400,000	Standard & Poor’s	Limited	Y
P0000396	750,000	280,000	750,000	—	750,000	Standard & Poor’s	Limited	Y
P0000397	830,000	370,000	750,000	—	830,000	Standard & Poor’s	Limited	Y
P0000398	1,740,000	290,000	1,420,000	—	1,740,000	Standard & Poor’s	Limited	Y
P0000399	500,000	350,000	500,000	—	500,000	Standard & Poor’s	Limited	Y
P0000400	780,000	450,000	760,000	—	780,000	Standard & Poor’s	Limited	Y
P0000401	590,000	360,000	580,000	—	590,000	Standard & Poor’s	Limited	Y
P0000402	720,000	100,000	450,000	—	720,000	Standard & Poor’s	Limited	Y
P0000403	600,000	130,000	560,000	—	600,000	Standard & Poor’s	Limited	Y
P0000404	1,200,000	450,000	1,030,000	—	1,200,000	Standard & Poor’s	Limited	Y
P0000405	990,000	260,000	860,000	—	990,000	Standard & Poor’s	Limited	Y
P0000406	700,000	170,000	680,000	—	700,000	Standard & Poor’s	Limited	Y
P0000408	1,200,000	610,000	1,200,000	—	1,200,000	Standard & Poor’s	Limited	Y
P0000409	1,000,000	290,000	1,000,000	—	1,000,000	Standard & Poor’s	Limited	Y
P0000410	990,000	310,000	820,000	—	990,000	Standard & Poor’s	Limited	Y

Property ID	Appraised Value	Land Value	Replacement Cost Approach	Sales Comparison Approach	Income Cost Approach	Appraisal Firm	Full / Limited / None	MAI (Y/N)
P0000411	980,000	440,000	910,000	—	980,000	Standard & Poor’s	Limited	Y
P0000412	910,000	250,000	820,000	—	910,000	Standard & Poor’s	Limited	Y
P0000415	640,000	210,000	640,000	—	640,000	Standard & Poor’s	Limited	Y
P0000416	1,000,000	520,000	1,000,000	—	1,000,000	Standard & Poor’s	Limited	Y
P0000417	1,010,000	260,000	1,010,000	—	1,010,000	Standard & Poor’s	Limited	Y
P0000418	600,000	260,000	600,000	—	600,000	Standard & Poor’s	Limited	Y
P0000419	1,010,000	480,000	1,010,000	—	1,010,000	Standard & Poor’s	Limited	Y
P0000420	340,000	230,000	340,000	—	340,000	Standard & Poor’s	Limited	Y
P0000421	740,000	180,000	440,000	—	740,000	Standard & Poor’s	Limited	Y
P0000424	600,000	290,000	570,000	—	600,000	Standard & Poor’s	Limited	Y
P0000425	610,000	190,000	430,000	—	610,000	Standard & Poor’s	Limited	Y
P0000426	480,000	160,000	400,000	—	480,000	Standard & Poor’s	Limited	Y
P0000428	640,000	260,000	420,000	—	640,000	Standard & Poor’s	Limited	Y
P0000429	850,000	200,000	830,000	—	850,000	Standard & Poor’s	Limited	Y
P0000431	1,560,000	610,000	1,450,000	—	1,560,000	Standard & Poor’s	Limited	Y
P0000432	3,180,000	800,000	2,460,000	—	3,180,000	Standard & Poor’s	Limited	Y
P0000433	2,340,000	580,000	1,760,000	—	2,340,000	Standard & Poor’s	Limited	Y
P0000434	1,300,000	550,000	1,300,000	—	1,300,000	Standard & Poor’s	Limited	Y
P0000436	1,680,000	250,000	1,000,000	—	1,680,000	Standard & Poor’s	Limited	Y
P0000437	1,190,000	330,000	870,000	—	1,190,000	Standard & Poor’s	Limited	Y
P0000438	1,380,000	750,000	1,380,000	—	1,380,000	Standard & Poor’s	Limited	Y
P0000439	980,000	280,000	820,000	—	980,000	Standard & Poor’s	Limited	Y
P0000440	950,000	270,000	920,000	—	950,000	Standard & Poor’s	Limited	Y
P0000442	1,350,000	570,000	1,290,000	—	1,350,000	Standard & Poor’s	Limited	Y
P0000443	1,430,000	580,000	1,360,000	—	1,430,000	Standard & Poor’s	Limited	Y
P0000446	870,000	510,000	870,000	—	870,000	Standard & Poor’s	Limited	Y
P0000449	960,000	450,000	960,000	—	960,000	Standard & Poor’s	Limited	Y
P0000450	870,000	270,000	810,000	—	870,000	Standard & Poor’s	Limited	Y
P0000451	1,570,000	570,000	1,430,000	—	1,570,000	Standard & Poor’s	Limited	Y
P0000453	1,080,000	580,000	1,030,000	—	1,080,000	Standard & Poor’s	Limited	Y
P0000454	1,340,000	310,000	880,000	—	1,340,000	Standard & Poor’s	Limited	Y
P0000455	860,000	320,000	860,000	—	860,000	Standard & Poor’s	Limited	Y
P0000456	960,000	200,000	770,000	—	960,000	Standard & Poor’s	Limited	Y
P0000457	920,000	260,000	820,000	—	920,000	Standard & Poor’s	Limited	Y
P0000459	570,000	400,000	570,000	—	570,000	Standard & Poor’s	Limited	Y

Property ID	Appraised Value	Land Value	Replacement Cost Approach	Sales Comparison Approach	Income Cost Approach	Appraisal Firm	Full / Limited / None	MAI (Y/N)
P0000920	11,600,000	2,880,000	11,900,000	11,400,000	11,600,000	W.G. Heyden & Associates, [ILLEGIBLE]	Full	Y
P0000921	7,600,000	1,900,000	7,700,000	7,300,000	7,600,000	Cushman & Wakefield	Full	Y
P0000922	4,000,000	1,050,000	32,000,000	—	4,000,000	Standard & Poor’s	Limited	Y
P0000923	1,440,000	980,000	1,434,564	—	1,440,000	Standard & Poor’s	Limited	Y
P0000924	2,900,000	1,330,000	3,290,000	—	2,900,000	Standard & Poor’s	Limited	Y
P0000925	3,990,000	1,780,000	3,990,000	—	3,990,000	Standard & Poor’s	Limited	Y
P0000926	860,000	370,000	935,000	830,000	860,000	Standard & Poors	Full	Y
P0000927	860,000	290,000	840,000	870,000	860,000	Standard & Poors	Full	Y
P0000928	860,000	140,000	620,000	820,000	860,000	Standard & Poors	Full	Y
P0000929	860,000	260,000	770,000	770,000	860,000	Standard & Poors	Full	Y
P0000930	7,540,000	1,050,000	7,590,000	7,320,000	7,540,000	W.G. Heyden & Associates, [ILLEGIBLE]	Full	Y
P0000931	11,800,000	2,100,000	7,600,000	11,750,000	11,800,000	Standard & Poor’s	Full	Y
P0000932	6,400,000	1,000,000	5,800,000	6,300,000	6,500,000	Cushman & Wakefield	Full	Y
P0000933	5,000,000	1,295,000	5,080,000	5,000,000	4,940,000	Wilkinson Pendergrass	Full	Y
P0000934	6,650,000	326,000	6,670,000	6,530,000	6,650,000	W.G. Heyden & Associates, [ILLEGIBLE]	Full	Y
P0000935	6,950,000	825,000	7,050,000	6,950,000	6,850,000	Buss-Shelger Associates	Full	Y
P0000936	8,950,000	1,620,000	8,990,000	8,620,000	8,950,000	W.G. Heyden & Associates, [ILLEGIBLE]	Full	Y
P0000937	500,000	100,000	440,000	—	500,000	Standard & Poor’s	Limited	Y
P0000938	760,000	300,000	680,000	—	760,000	Standard & Poor’s	Limited	Y
P0000939	620,000	110,000	610,000	—	620,000	Standard & Poor’s	Limited	Y
P0000940	670,000	280,000	660,000	—	670,000	Standard & Poor’s	Limited	Y
P0000941	580,000	130,000	580,000	—	580,000	Standard & Poor’s	Limited	Y
P0000942	510,000	200,000	510,000	—	510,000	Standard & Poor’s	Limited	Y
P0000943	530,000	180,000	530,000	—	530,000	Standard & Poor’s	Limited	Y
P0000944	750,000	470,000	750,000	—	750,000	Standard & Poor’s	Limited	Y
P0000945	650,000	200,000	600,000	—	650,000	Standard & Poor’s	Limited	Y
P0000946	640,000	180,000	620,000	—	640,000	Standard & Poor’s	Limited	Y
P0000947	810,000	380,000	800,000	—	810,000	Standard & Poor’s	Limited	Y
P0000948	600,000	280,000	570,000	—	600,000	Standard & Poor’s	Limited	Y
P0000949	520,000	190,000	510,000	—	520,000	Standard & Poor’s	Limited	Y
P0000950	520,000	200,000	520,000	—	520,000	Standard & Poor’s	Limited	Y
P0000951	12,500,000	3,350,000	11,710,000	12,300,000	12,630,000	Cushman & Wakefield	Full	Y
P0000952	9,290,000	2,150,000	9,730,000	9,180,000	9,290,000	W.G. Heyden & Associates, [ILLEGIBLE]	Full	Y
P0000953	1,700,000	590,000	2,000,000	1,700,000	1,700,000	Birch/REA Partners, Inc.	Full	Y
P0000954	1,600,000	260,000	1,480,000	1,600,000	1,580,000	Birch/REA Partners, Inc.	Full	Y

Property ID	Appraised Value	Land Value	Replacement Cost Approach	Sales Comparison Approach	Income Cost Approach	Appraisal Firm	Full / Limited / None	MAI (Y/N)
P0000955	2,500,000	1,060,000	2,740,000	2,500,000	2,500,000	Birch/REA Partners, Inc.	Full	Y
P0000956	2,700,000	240,000	1,940,000	2,800,000	2,700,000	Birch/REA Partners, Inc.	Full	Y
P0000957	1,500,000	390,000	1,490,000	1,500,000	1,480,000	Birch/REA Partners, Inc.	Full	Y
P0000958	2,000,000	130,000	1,610,000	2,000,000	1,980,000	Birch/REA Partners, Inc.	Full	Y
P0000959	2,600,000	430,000	2,010,000	2,600,000	2,580,000	Birch/REA Partners, Inc.	Full	Y
P0000960	730,000	370,000	730,000	—	730,000	Standard & Poor’s	Full	Y
P0000961	1,515,000	250,000	1,360,000	1,515,000	1,515,000	American Property [ILLEGIBLE]	Full	Y
P0000962	2,600,000	650,000	2,560,000	2,600,000	2,600,000	American Property [ILLEGIBLE]	Full	Y
P0000963	590,000	220,000	660,000	—	590,000	S&P	Limited	Y
P0000964	1,380,000	520,000	1,380,000	—	1,380,000	S&P	Limited	Y
P0000965	540,000	210,000	610,000	—	540,000	S&P	Limited	Y
P0000966	1,700,000	650,000	1,600,000	1,600,000	—	Cushman & Wakefield	Full	Y
P0000967	1,700,000	340,000	1,880,000	—	1,700,000	S&P	Limited	Y
P0000968	2,400,000	650,000	2,440,000	—	2,360,000	S&P	Limited	Y
P0000969	2,590,000	350,000	2,280,000	—	2,590,000	S&P	Limited	Y
P0000970	2,100,000	350,000	2,300,000	2,100,000	—	S&P	Limited	Y
P0000971	1,220,000	360,000	1,290,000	—	1,220,000	S&P	Limited	Y
P0000972	1,370,000	870,000	1,410,000	—	1,370,000	S&P	Limited	Y
P0000973	630,000	420,000	730,000	—	630,000	S&P	Limited	Y
P0000673	900,000	200,000	720,000	—	900,000	S&P	Limited	Y
P0000675	530,000	270,000	500,000	270,000	530,000	S&P	Limited	Y
P0000676	650,000	340,000	660,000	—	650,000	S&P	Limited	Y
P0000677	710,000	450,000	710,000	450,000	710,000	S&P	Limited	Y
P0000678	710,000	340,000	710,000	340,000	710,000	S&P	Limited	Y
P0000679	600,000	220,000	490,000	220,000	600,000	S&P	Limited	Y
P0000680	1,100,000	320,000	900,000	—	1,100,000	S&P	Limited	Y
P0000681	1,450,000	350,000	1,080,000	—	1,450,000	S&P	Limited	Y
P0000682	1,460,000	310,000	610,000	—	1,460,000	S&P	Limited	Y
P0000683	980,000	230,000	832,000	—	980,000	S&P	Limited	Y
P0000685	1,190,000	310,000	1,100,000	—	1,190,000	S&P	Limited	Y
P0000687	830,000	40,000	177,000	—	830,000	S&P	Limited	Y
P0000688	1,050,000	400,000	640,000	—	1,050,000	S&P	Limited	Y
P0000689	1,460,000	290,000	712,000	—	1,460,000	S&P	Limited	Y
P0000691	680,000	110,000	540,000	—	680,000	S&P	Limited	Y
P0000692	840,000	480,000	800,000	—	840,000	S&P	Limited	Y

Property ID	Appraised Value	Land Value	Replacement Cost Approach	Sales Comparison Approach	Income Cost Approach	Appraisal Firm	Full / Limited / None	MAI (Y/N)
P0000974	3,400,000	1,330,000	3,700,000	3,400,000	3,300,000	Birch/REA Partners, Inc.	Full	Y
P0000975	5,800,000	1,270,000	6,000,000	5,400,000	5,800,000	Moegenburg Research, Inc.	Full	Y
P0000976	1,650,000	510,000	1,670,000	1,640,000	1,660,000	Cushman & Wakefield	Full	Y
P0000977	6,500,000	740,000	5,040,000	4,800,000	6,510,000	Cushman & Wakefield	Full	Y
P0000978	3,400,000	1,470,000	3,650,000	3,400,000	3,420,000	Cushman & Wakefield	Full	Y
P0000979	5,100,000	1,070,000	4,900,000	5,000,000	5,200,000	Cushman & Wakefield	Full	Y
P0000980	3,100,000	195,700	3,350,000	3,080,000	3,100,000	Jerry D. Mask, MAI	Full	Y
P0000706	3,110,000	765,000	3,100,000	3,110,000	3,210,000	J. Robert Reed	Full	Y
P0000707	3,800,000	1,060,000	3,300,000	3,600,000	3,800,000	Standard & Poor’s	Full	Y
P0000708	3,050,000	775,000	3,050,000	3,050,000	3,050,000	Advanced Appraisals Group	Full	Y
P0000709	3,100,000	660,000	3,080,000	3,060,000	3,110,000	Advanced Appraisals Group	Full	Y
P0000710	1,875,000	400,000	1,875,000	1,875,000	1,875,000	Advanced Appraisals Group	Full	Y
P0000711	2,975,000	600,000	2,975,000	2,975,000	2,975,000	Advanced Appraisals Group	Full	Y
P0000730	9,500,000	1,320,000	9,680,000	9,530,000	9,440,000	Diversified Real Estate [ILLEGIBLE]	Full	Y
P0000731	8,500,000	1,190,000	9,000,000	8,500,000	8,500,000	Diversified Real Estate [ILLEGIBLE]	Full	Y
P0000732	3,340,000	625,000	3,340,000	3,340,000	3,340,000	Advanced Appraisal Group	Full	Y
P0000737	2,270,000	395,000	2,270,000	2,275,000	2,270,000	Advanced Appraisals Group	Full	Y
P0000738	2,230,000	1,170,000	2,230,000	1,900,000	1,840,000	Standard & Poors	Full	Y
P0000747	4,025,000	925,000	3,985,000	4,050,000	3,970,000	Regional Real Estate [ILLEGIBLE]	Full	Y
P0000748	590,000	120,000	480,000	490,000	590,000	Hopkins Appraisal Services	Full	Y
P0000749	590,000	100,000	450,000	520,000	590,000	Hopkins Appraisal Services	Full	Y
P0000750	660,000	280,000	650,000	690,000	660,000	Hopkins Appraisal Services	Full	Y
P0000751	1,070,000	440,000	940,000	970,000	1,070,000	Hopkins Appraisal Services	Full	Y
P0000752	680,000	320,000	560,000	650,000	680,000	Hopkins Appraisal Services	Full	Y
P0000753	590,000	60,000	430,000	550,000	590,000	Hopkins Appraisal Services	Full	Y
P0000754	460,000	150,000	250,000	430,000	460,000	Hopkins Appraisal Services	Full	Y
P0000755	420,000	50,000	300,000	460,000	420,000	Hopkins Appraisal Services	Full	Y
P0000756	640,000	290,000	600,000	580,000	640,000	Hopkins Appraisal Services	Full	Y
P0000757	500,000	120,000	290,000	460,000	500,000	Hopkins Appraisal Services	Full	Y
P0000758	600,000	250,000	470,000	500,000	610,000	Hopkins Appraisal Services	Full	Y
P0000759	780,000	280,000	660,000	730,000	780,000	Hopkins Appraisal Services	Full	Y
P0000760	920,000	230,000	570,000	1,090,000	920,000	Hopkins Appraisal Services	Full	Y
P0000761	470,000	210,000	340,000	450,000	470,000	Hopkins Appraisal Services	Full	Y
P0000762	330,000	30,000	140,000	270,000	330,000	Hopkins Appraisal Services	Full	Y
P0000763	1,070,000	420,000	820,000	1,020,000	1,070,000	Hopkins Appraisal Services	Full	Y

Property ID	Appraised Value	Land Value	Replacement Cost Approach	Sales Comparison Approach	Income Cost Approach	Appraisal Firm	Full / Limited / None	MAI (Y/N)
P0000764	670,000	120,000	420,000	620,000	670,000	Hopkins Appraisal Services	Full	Y
P0000765	460,000	120,000	380,000	420,000	460,000	Hopkins Appraisal Services	Full	Y
P0000766	750,000	240,000	560,000	700,000	750,000	Hopkins Appraisal Services	Full	Y
P0000767	700,000	210,000	510,000	660,000	700,000	Hopkins Appraisal Services	Full	Y
P0000768	400,000	130,000	270,000	380,000	400,000	Hopkins Appraisal Services	Full	Y
P0000769	840,000	390,000	760,000	790,000	840,000	Hopkins Appraisal Services	Full	Y
P0000770	750,000	240,000	660,000	680,000	750,000	Hopkins Appraisal Services	Full	Y
P0000771	470,000	220,000	360,000	450,000	470,000	Hopkins Appraisal Services	Full	Y
P0000772	450,000	150,000	280,000	440,000	450,000	Hopkins Appraisal Services	Full	Y

Property ID	Appraisal Date	Investment Amt as % of MAI	Environmental Insurance Policy	Phase I (Y/N)	Phase I Date	Phase II (Y/N)	Phase II Date	Phase II Result	Land SF	Building SF
E000787	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
P0000891	Feb/Mar 05	98.0%	Y	Y	9/15/1999	Y	9/15/1999	No further [Illegible]	929,135	15,326
P0000892	Feb/Mar 05	97.5%	Y	Y	4/30/1999	Y	4/30/1999	No further [Illegible]	1,596,038	17,652
P0000893	Feb/Mar 05	98.6%	Y	Y	3/31/2000	N	N	n/a	1,047,879	17,692
P0000894	Feb/Mar 05	98.7%	Y	Y	11/8/2000	N	N	n/a	790,962	15,141
P0000981	Feb/Mar 05	56.6%	Y	N/A	N/A	N/A	N/A	n/a	32,392	2,788
P0000982	Feb/Mar 05	52.3%	Y	N/A	N/A	N/A	N/A	n/a	48,492	3,825
P0000983	Feb/Mar 05	68.0%	Y	N/A	N/A	N/A	N/A	n/a	22,653	3,807
P0000984	Feb/Mar 05	72.3%	Y	N/A	N/A	N/A	N/A	n/a	42,210	3,949
P0000985	Feb/Mar 05	72.4%	Y	N/A	N/A	N/A	N/A	n/a	27,500	2,843
P0000986	Feb/Mar 05	77.7%	Y	N/A	N/A	N/A	N/A	n/a	29,917	2,944
P0000987	Feb/Mar 05	57.5%	Y	N/A	N/A	N/A	N/A	n/a	37,454	2,439
P0000988	Feb/Mar 05	66.9%	Y	N/A	N/A	N/A	N/A	n/a	28,514	3,140
P0000989	Feb/Mar 05	71.9%	Y	N/A	N/A	N/A	N/A	n/a	19,572	3,116
P0000990	Feb/Mar 05	72.1%	Y	N/A	N/A	N/A	N/A	n/a	30,424	2,681
P0000991	Feb/Mar 05	79.6%	Y	N/A	N/A	N/A	N/A	n/a	25,202	3,102
P0000992	Feb/Mar 05	69.8%	Y	N/A	N/A	N/A	N/A	n/a	26,953	3,023
P0000993	Feb/Mar 05	76.5%	Y	N/A	N/A	N/A	N/A	n/a	17,143	2,595
P0000994	Feb/Mar 05	76.5%	Y	N/A	N/A	N/A	N/A	n/a	31,269	2,501
P0000995	Feb/Mar 05	78.9%	Y	N/A	N/A	N/A	N/A	n/a	26,183	2,094
P0000996	Feb/Mar 05	77.7%	Y	N/A	N/A	N/A	N/A	n/a	21,525	2,360
P0000997	Feb/Mar 05	65.0%	Y	N/A	N/A	N/A	N/A	n/a	22,123	2,395
P0000998	Feb/Mar 05	66.8%	Y	N/A	N/A	N/A	N/A	n/a	27,000	2,366
P0000999	Feb/Mar 05	61.8%	Y	N/A	N/A	N/A	N/A	n/a	27,500	3,128
P0001000	Feb/Mar 05	72.2%	Y	N/A	N/A	N/A	N/A	n/a	23,960	2,410
P0001001	Feb/Mar 05	70.3%	Y	N/A	N/A	N/A	N/A	n/a	27,109	2,630
P0001002	Feb/Mar 05	72.4%	Y	N/A	N/A	N/A	N/A	n/a	28,034	2,433
P0001003	Feb/Mar 05	77.7%	Y	N/A	N/A	N/A	N/A	n/a	21,545	2,102
P0001004	Feb/Mar 05	72.8%	Y	N/A	N/A	N/A	N/A	n/a	20,100	2,324
P0001005	Feb/Mar 05	77.0%	Y	N/A	N/A	N/A	N/A	n/a	14,168	2,400
P0001006	Feb/Mar 05	72.4%	Y	N/A	N/A	N/A	N/A	n/a	25,618	2,520
P0001007	Feb/Mar 05	67.4%	Y	N/A	N/A	N/A	N/A	n/a	30,298	2,681
P0001008	Feb/Mar 05	67.4%	Y	N/A	N/A	N/A	N/A	n/a	33,323	2,915
P0001009	Feb/Mar 05	47.9%	Y	N/A	N/A	N/A	N/A	n/a	35,240	2,880
P0001010	Feb/Mar 05	83.2%	Y	N/A	N/A	N/A	N/A	n/a	41,521	2,769

Property ID	Appraisal Date	Investment Amt as % of MAI	Environmental Insurance Policy	Phase I (Y/N)	Phase I Date	Phase II (Y/N)	Phase II Date	Phase II Result	Land SF	Building SF
P0001011	Feb/Mar 05	48.5%	Y	N/A	N/A	N/A	N/A	n/a	43,289	2,800
P0001012	Feb/Mar 05	48.4%	Y	N/A	N/A	N/A	N/A	n/a	15,000	3,635
P0001013	Feb/Mar 05	45.9%	Y	N/A	N/A	N/A	N/A	n/a	34,107	2,695
P0001014	Feb/Mar 05	34.4%	Y	N/A	N/A	N/A	N/A	n/a	28,177	2,357
P0001015	Feb/Mar 05	18.4%	Y	N/A	N/A	N/A	N/A	n/a	34,848	2,917
P0001016	Feb/Mar 05	88.9%	Y	Y	6/20/2000	N	N	n/a	82,328	6,743
P0001017	Feb/Mar 05	84.9%	Y	Y	6/20/2000	Y	2/27/2001	No further [ILLEGIBLE]	52,272	6,734
P0001018	Feb/Mar 05	87.3%	Y	Y	2/12/1998	Y	N/A	No further [ILLEGIBLE]	33,018	6,700
P0001019	Feb/Mar 05	77.1%	Y	Y	4/2/1998	N	N	n/a	32,400	6,729
P0001020	Feb/Mar 05	83.7%	Y	N/A	N/A	Y	N/A	No further [ILLEGIBLE]	34,848	5,793
P0001021	Feb/Mar 05	73.3%	Y	Y	2/16/1996	Y	N/A	No further [ILLEGIBLE]	54,450	6,700
P0001022	Feb/Mar 05	78.7%	Y	N/A	N/A	Y	1/20/1997	No further [ILLEGIBLE]	36,397	6,729
P0001023	Feb/Mar 05	78.5%	Y	Y	N/A	Y	N/A	No further [ILLEGIBLE]	54,000	6,729
P0001024	Feb/Mar 05	89.0%	Y	N/A	N/A	N/A	N/A	n/a	27,910	7,985
P0001025	Feb/Mar 05	79.2%	Y	N/A	N/A	N/A	N/A	n/a	44,030	7,956
P0001026	Feb/Mar 05	78.6%	Y	N/A	N/A	N/A	N/A	n/a	37,440	8,926
P0001027	Feb/Mar 05	93.5%	Y	Y	6/19/2000	N	N	n/a	36,155	6,715
P0001028	Feb/Mar 05	85.8%	Y	Y	N/A	Y	5/6/1994	No further [ILLEGIBLE]	27,840	6,506
P0001029	Feb/Mar 05	83.3%	Y	Y	6/21/2000	N	N	n/a	55,321	9,993
P0001030	Feb/Mar 05	87.9%	Y	Y	6/15/2000	N	N	n/a	35,283	6,728
P0001031	Feb/Mar 05	88.0%	Y	Y	6/14/2000	N	N	n/a	30,000	6,710
P0001032	Feb/Mar 05	80.2%	Y	Y	6/15/2000	N	N	n/a	31,270	6,613
P0001033	Feb/Mar 05	81.9%	Y	Y	6/20/2000	N	N	n/a	56,628	6,746
P0001034	Feb/Mar 05	87.2%	Y	Y	6/13/2000	N	N	n/a	39,204	6,703
P0001035	Feb/Mar 05	86.9%	Y	Y	6/14/2000	N	N	n/a	40,946	6,713
P0001036	Feb/Mar 05	81.8%	Y	Y	6/13/2000	N	N	n/a	40,200	6,707
P0001037	Feb/Mar 05	84.8%	Y	Y	6/12/2005	N	N	n/a	84,071	8,351
P0001038	Feb/Mar 05	89.3%	Y	Y	6/8/2000	N	N	n/a	41,948	6,721
P0001039	Feb/Mar 05	77.1%	Y	N/A	N/A	N/A	N/A	n/a	36,209	8,194
P0001040	Feb/Mar 05	77.3%	Y	N/A	N/A	N/A	N/A	n/a	22,927	8,766
P0001041	Feb/Mar 05	87.9%	Y	Y	6/20/2000	N	N	n/a	31,673	6,730
P0001042	Feb/Mar 05	88.4%	Y	Y	6/9/2000	N	N	n/a	38,250	6,750
P0001043	Feb/Mar 05	88.1%	Y	Y	6/7/2000	N	N	n/a	22,502	6,732
P0001044	Feb/Mar 05	88.4%	Y	Y	6/16/2000	N	N	n/a	31,920	6,730
P0001045	Feb/Mar 05	88.7%	Y	Y	6/6/2000	N	N	n/a	30,812	6,838

Property ID	Appraisal Date	Investment Amt as % of MAI	Environmental Insurance Policy	Phase I (Y/N)	Phase I Date	Phase II (Y/N)	Phase II Date	Phase II Result	Land SF	Building SF
P0001046	Feb/Mar 05	88.1%	Y	Y	6/14/2000	N	N	n/a	30,000	8,083
P0001047	Feb/Mar 05	89.6%	Y	Y	6/13/2000	N	N	n/a	54,014	6,738
P0000895	1/27/04	100.3%	N	Y	2/13/2004	N	N	n/a	112,559	30,550
P0000896	3/5/04	83.9%	N	Y	2/25/2004	N	N	n/a	56,410	8,145
P0000897	3/5/04	83.9%	N	Y	2/26/2004	N	N	n/a	59,808	9,374
P0000898	3/8/04	83.9%	N	Y	2/25/2004	N	N	n/a	73,965	9,330
P0000899	11/3/03	87.4%	N	Y	2/25/2004	N	N	n/a	64,207	5,380
P0000900	2/23/04	83.9%	N	Y	2/25/2004	N	N	n/a	83,635	8,184
P0000901	2/19/04	83.9%	N	Y	2/25/2004	N	N	n/a	67,518	10,402
P0000902	2/14/04	95.0%	N	Y	2/25/2004	N	N	n/a	56,192	10,676
P0000903	3/15/04	83.9%	N	Y	2/25/2004	N	N	n/a	107,158	10,540
P0000904	3/3/04	92.0%	N	Y	2/25/2004	N	N	n/a	61,202	10,622
P0000905	4/1/04	97.8%	N	Y	4/1/2004	Y	4/1/2004	The Phase I [ILLEGIBLE]	59,677	25,000
P0000906	4/2/04	100.3%	N	Y	5/6/2004	N	N	n/a	69,914	52,360
P0000907	6/11/04	98.4%	N	Y	4/26/2004	N	N	n/a	151,327	70,316
P0000908	6/11/04	98.4%	N	Y	4/27/2004	N	N	n/a	206,039	25,408
P0000909	6/11/04	98.4%	N	Y	4/27/2004	N	N	n/a	622,560	31,704
P0000910	6/11/04	98.4%	N	Y	4/26/2004	N	N	n/a	161,172	25,489
P0000911	6/11/04	98.4%	N	Y	4/26/2004	N	N	n/a	230,868	73,570
P0000912	6/11/04	98.4%	N	Y	4/26/2004	N	N	n/a	135,036	51,190
P0000913	6/11/04	112.7%	N	Y	6/17/2004	N	N	n/a	3,916,915	430,442
P0000300	6/30/04	104.5%	N	Y	5/13/2004	N	N	n/a	30,492	3,354
P0000301	6/30/04	114.6%	N	Y	5/13/2004	N	N	n/a	26,245	2,600
P0000302	6/30/04	98.6%	N	Y	5/12/2004	N	N	n/a	21,070	2,415
P0000303	6/30/04	96.0%	N	Y	5/12/2004	N	N	n/a	75,850	2,740
P0000304	6/30/04	91.8%	N	Y	5/14/2004	N	N	n/a	30,572	2,553
P0000305	6/30/04	104.1%	N	Y	5/14/2004	N	N	n/a	31,476	2,836
P0000306	6/30/04	121.1%	N	Y	4/15/2004	N	N	n/a	47,001	2,700
P0000309	6/30/04	101.0%	N	Y	5/10/2004	N	N	n/a	33,071	2,860
P0000310	6/30/04	110.2%	N	Y	5/10/2004	Y	6/16/2004	No further [ILLEGIBLE]	38,594	3,027
P0000311	6/30/04	104.2%	N	Y	4/23/2004	N	N	n/a	77,972	3,497
P0000312	6/30/04	102.6%	N	Y	5/3/2004	N	N	n/a	40,162	2,916
P0000313	6/30/04	107.6%	N	Y	5/11/2004	N	N	n/a	78,564	7,299
P0000314	6/30/04	108.0%	N	Y	4/15/2004	N	N	n/a	92,696	6,953
P0000315	6/30/04	100.1%	N	Y	5/11/2004	Y	6/16/2004	No further [ILLEGIBLE]	71,856	7,299

Property ID	Appraisal Date	Investment Amt as % of MAI	Environmental Insurance Policy	Phase I (Y/N)	Phase I Date	Phase II (Y/N)	Phase II Date	Phase II Result	Land SF	Building SF
P0000316	6/30/04	118.6%	N	Y	5/12/2004	N	N	n/a	65,776	6,100
P0000317	6/30/04	103.3%	N	Y	5/7/2004	N	N	n/a	67,566	6,972
P0000318	6/30/04	105.8%	N	Y	5/7/2004	N	N	n/a	57,543	6,852
P0000319	6/30/04	109.0%	N	Y	9/15/2003	N	N	n/a	17,384	2,290
P0000323	6/30/04	122.4%	N	Y	9/11/2003	N	N	n/a	49,400	4,038
P0000324	6/30/04	116.9%	N	Y	5/12/2004	N	N	n/a	36,400	4,000
P0000326	6/30/04	111.8%	N	Y	5/25/2004	N	N	n/a	25,566	2,695
P0000327	6/30/04	99.5%	N	Y	4/28/2004	N	N	n/a	64,468	3,851
P0000328	6/30/04	114.4%	N	Y	3/26/2004	N	N	n/a	45,000	3,325
P0000329	6/30/04	100.0%	N	Y	4/28/2004	N	N	n/a	68,389	4,350
P0000330	6/30/04	109.6%	N	Y	9/15/2003	N	N	n/a	36,150	4,005
P0000331	6/30/04	106.9%	N	Y	5/5/2004	N	N	n/a	31,166	2,452
P0000332	6/30/04	102.0%	N	Y	5/6/2004	N	N	n/a	43,596	3,295
P0000336	6/30/04	114.9%	N	Y	5/12/2004	N	N	n/a	39,509	3,000
P0000338	6/30/04	105.5%	N	Y	9/15/2003	N	N	n/a	75,989	2,436
P0000349	6/30/04	120.8%	N	Y	4/25/2004	N	N	n/a	46,261	2,751
P0000350	6/30/04	105.2%	N	Y	5/21/2004	N	N	n/a	27,593	2,022
P0000351	6/30/04	110.0%	N	Y	5/25/2004	N	N	n/a	30,000	2,334
P0000354	7/7/04	97.9%	N	Y	44/6/2003	N	N	n/a	43,560	5,497
P0000355	7/5/04	82.8%	N	Y	11/6/2003	N	N	n/a	42,515	4,882
P0000356	7/6/04	99.5%	N	Y	10/24/2003	N	N	n/a	49,303	5,958
P0000357	7/8/04	99.3%	N	Y	10/30/2003	N	N	n/a	46,000	5,706
P0000358	6/29/04	100.1%	N	Y	10/24/2003	N	N	n/a	43,473	4,979
P0000359	7/6/04	100.7%	N	Y	10/29/2003	N	N	n/a	68,756	5,802
P0000360	7/3/04	98.6%	N	Y	11/6/2003	N	N	n/a	44,650	5,785
P0000361	6/30/04	96.6%	N	Y	11/6/2003	N	N	n/a	74,264	4,972
P0000362	7/6/04	96.5%	N	Y	10/30/2003	N	N	n/a	50,500	5,780
P0000363	6/30/04	96.6%	N	Y	11/6/2003	N	N	n/a	71,925	4,936
P0000364	6/29/04	97.5%	N	Y	10/24/2003	N	N	n/a	51,400	5,840
P0000365	7/5/04	99.8%	N	Y	11/6/2003	N	N	n/a	76,023	5,703
P0000366	6/28/04	99.4%	N	Y	10/24/2003	N	N	n/a	57,455	5,785
P0000367	7/3/04	98.0%	N	Y	11/6/2003	N	N	n/a	67,500	5,775
P0000368	7/7/04	97.8%	N	Y	11/6/2003	N	N	n/a	74,051	5,796
P0000369	7/6/04	95.2%	N	Y	10/29/2003	N	N	n/a	46,386	6,062
P0000370	7/1/04	99.3%	N	Y	10/24/2003	N	N	n/a	48,834	5,734

Property ID	Appraisal Date	Investment Amt as % of MAI	Environmental Insurance Policy	Phase I (Y/N)	Phase I Date	Phase II (Y/N)	Phase II Date	Phase II Result	Land SF	Building SF
P0000371	6/30/04	102.1%	N	Y	11/6/2003	N	N	n/a	102,562	5,805
P0000372	7/7/04	99.8%	N	Y	11/6/2003	N	N	n/a	155,461	5,787
P0000373	7/1/04	102.5%	N	Y	10/24/2003	N	N	n/a	50,000	5,850
P0000374	7/5/04	96.5%	N	Y	11/6/2003	N	N	n/a	64,938	5,794
P0000375	7/3/04	97.7%	N	Y	11/6/2003	N	N	n/a	66,490	6,208
P0000378	6/30/04	99.1%	N	Y	6/23/2004	N	N	n/a	30,000	2,336
P0000379	6/30/04	98.3%	N	Y	5/10/2004	N	N	n/a	34,687	2,824
P0000380	6/30/04	98.8%	N	Y	6/22/2004	N	N	n/a	48,330	2,654
P0000381	6/30/04	98.5%	N	Y	7/20/2004	N	N	n/a	24,313	3,183
P0000914	7/13/04	100.0%	N	Y	7/13/2004	N	N	n/a	315,980	52,500
P0000915	7/13/04	100.0%	N	Y	7/13/2004	N	N	n/a	452,150	66,600
P0000916	7/8/04	100.3%	N	Y	8/1/2003	N	N	n/a	82,764	22,500
P0000917	7/9/04	97.8%	N	Y	7/27/2004	N	N	n/a	87,714	10,353
P0000918	7/9/04	97.9%	N	Y	7/27/2004	N	N	n/a	69,696	6,752
P0000919	8/9/04	100.2%	N	Y	7/30/2004	N	N	n/a	422,529	17,356
P0000390	9/30/04	107.5%	N	Y	3/22/2004	N	N	n/a	101,250	5,200
P0000391	9/30/04	99.3%	N	Y	3/22/2004	N	N	n/a	80,633	5,225
P0000392	9/30/04	92.6%	N	Y	3/22/2004	N	N	n/a	41,560	3,712
P0000393	9/30/04	98.1%	N	Y	3/22/2004	N	N	n/a	46,850	3,400
P0000394	9/30/04	97.6%	N	Y	3/22/2004	N	N	n/a	159,865	5,790
P0000395	9/30/04	96.5%	N	Y	3/22/2004	N	N	n/a	43,229	4,607
P0000396	9/30/04	97.4%	N	Y	3/22/2004	N	N	n/a	29,936	2,480
P0000397	9/30/04	96.7%	N	Y	3/22/2004	N	N	n/a	57,064	2,528
P0000398	9/30/04	98.0%	N	Y	3/22/2004	N	N	n/a	57,499	5,135
P0000399	9/30/04	102.7%	N	Y	8/27/2004	N	N	n/a	11,180	1,787
P0000400	9/30/04	103.2%	N	Y	8/13/2004	N	N	n/a	24,975	2,250
P0000401	9/30/04	102.8%	N	Y	8/27/2004	N	N	n/a	34,848	2,191
P0000402	9/30/04	102.5%	N	Y	8/27/2004	N	N	n/a	12,800	1,737
P0000403	9/30/04	105.0%	N	Y	8/27/2004	N	N	n/a	19,032	2,278
P0000404	9/30/04	99.7%	N	Y	8/27/2004	N	N	n/a	42,438	2,959
P0000405	9/30/04	103.0%	N	Y	8/27/2004	N	N	n/a	34,020	2,438
P0000406	9/30/04	103.3%	N	Y	8/27/2004	N	N	n/a	25,270	2,238
P0000408	9/30/04	101.0%	N	Y	8/27/2004	N	N	n/a	75,794	1,959
P0000409	9/30/04	108.2%	N	Y	8/27/2004	N	N	n/a	30,056	3,004
P0000410	9/30/04	102.4%	N	Y	8/27/2004	N	N	n/a	27,878	2,046

Property ID	Appraisal Date	Investment Amt as % of MAI	Environmental Insurance Policy	Phase I (Y/N)	Phase I Date	Phase II (Y/N)	Phase II Date	Phase II Result	Land SF	Building SF
P0000411	9/30/04	102.9%	N	Y	8/27/2004	N	N	n/a	40,300	2,589
P0000412	9/30/04	103.4%	N	Y	8/27/2004	N	N	n/a	26,141	3,251
P0000415	9/30/04	113.2%	N	Y	9/10/2004	N	N	n/a	41,085	4,046
P0000416	9/30/04	105.0%	N	Y	9/22/2003	N	N	n/a	52,097	6,803
P0000417	9/30/04	104.0%	N	Y	9/10/2004	N	N	n/a	60,060	7,411
P0000418	9/30/04	106.3%	N	Y	3/26/2004	N	N	n/a	54,223	7,396
P0000419	9/30/04	104.0%	N	Y	9/10/2004	N	N	n/a	80,261	8,341
P0000420	9/30/04	108.5%	N	Y	3/22/2004	N	N	n/a	25,700	586
P0000421	9/30/04	109.3%	N	Y	3/22/2004	N	N	n/a	17,325	736
P0000424	9/30/04	110.0%	N	Y	3/22/2004	N	N	n/a	24,915	672
P0000425	9/30/04	109.7%	N	Y	3/22/2004	N	N	n/a	18,275	656
P0000426	9/30/04	110.2%	N	Y	3/22/2004	N	N	n/a	14,140	768
P0000428	9/30/04	104.2%	N	Y	3/22/2004	N	N	n/a	17,729	785
P0000429	9/30/04	107.1%	N	Y	5/25/2004	N	N	n/a	44,866	2,787
P0000431	9/30/04	99.7%	N	Y	5/10/2004	N	N	n/a	29,055	4,099
P0000432	9/30/04	99.8%	N	Y	5/3/2004	N	N	n/a	109,771	7,011
P0000433	9/30/04	99.7%	N	Y	4/26/2004	N	N	n/a	72,658	5,316
P0000434	9/30/04	97.4%	N	Y	9/11/2003	N	N	n/a	47,132	3,500
P0000436	9/30/04	101.3%	N	Y	10/8/2003	N	N	n/a	41,400	3,180
P0000437	9/30/04	98.0%	N	Y	9/24/2003	N	N	n/a	41,663	3,370
P0000438	9/30/04	97.9%	N	Y	9/8/2003	N	N	n/a	48,196	3,700
P0000439	9/30/04	101.4%	N	Y	10/8/2003	N	N	n/a	55,102	2,864
P0000440	9/30/04	97.9%	N	Y	9/24/2003	N	N	n/a	40,000	3,136
P0000442	9/30/04	100.9%	N	Y	9/19/2003	N	N	n/a	43,581	3,291
P0000443	9/30/04	105.2%	N	Y	10/8/2003	N	N	n/a	45,302	3,415
P0000446	9/30/04	100.8%	N	Y	9/17/2003	N	N	n/a	38,997	2,750
P0000449	9/30/04	101.0%	N	Y	9/19/2003	N	N	n/a	27,230	3,400
P0000450	9/30/04	101.6%	N	Y	10/1/2003	N	N	n/a	27,351	3,221
P0000451	9/30/04	98.1%	N	Y	9/30/2003	N	N	n/a	40,000	3,718
P0000453	9/30/04	98.0%	N	Y	10/8/2003	N	N	n/a	44,400	3,447
P0000454	9/30/04	101.1%	N	Y	9/19/2003	N	N	n/a	36,590	4,099
P0000455	9/30/04	101.9%	N	Y	10/1/2003	N	N	n/a	47,916	3,316
P0000456	9/30/04	102.9%	N	Y	8/27/2004	N	N	n/a	27,998	2,643
P0000457	9/30/04	103.7%	N	Y	8/27/2004	N	N	n/a	27,559	2,681
P0000459	9/30/04	103.1%	N	Y	8/27/2004	N	N	n/a	20,928	1,845

Property ID	Appraisal Date	Investment Amt as % of MAI	Environmental Insurance Policy	Phase I (Y/N)	Phase I Date	Phase II (Y/N)	Phase II Date	Phase II Result	Land SF	Building SF
P0000920	9/14/04	95.5%	N	Y	9/1/2004	N	N	n/a	360,280	87,663
P0000921	9/21/04	100.4%	N	Y	10/4/2004	N	N	n/a	416,434	46,000
P0000922	9/30/04	100.4%	N	Y	9/23/2004	Not Required	n/a	n/a	87,307	10,800
P0000923	9/30/04	100.4%	N	Y	9/27/2004	Not Required	n/a	n/a	79,828	6,785
P0000924	9/30/04	100.5%	N	Y	9/27/2004	N	N	n/a	106,125	11,290
P0000925	9/30/04	100.4%	N	Y	9/24/2004	N	N	n/a	117,019	13,453
P0000926	9/30/04	98.8%	N	Y	9/24/2004	N	N	n/a	33,454	2,304
P0000927	9/30/04	98.8%	N	Y	9/24/2004	N	N	n/a	32,111	2,557
P0000928	9/30/04	98.8%	N	Y	9/24/2004	N	N	n/a	25,911	2,273
P0000929	9/30/04	98.8%	N	Y	9/24/2004	N	N	n/a	37,026	2,273
P0000930	11/4/04	95.5%	N	Y	4/30/2004	N	N	n/a	181,579	50,496
P0000931	9/30/04	101.3%	N	Y	9/21/2004	N	N	n/a	275,735	52,201
P0000932	10/17/04	99.5%	N	Y	9/30/2004	N	N	n/a	135,820	46,375
P0000933	10/13/04	98.3%	N	Y	10/22/2004	N	N	n/a	231,335	90,804
P0000934	10/27/04	99.7%	N	Y	11/3/2004	N	N	n/a	65,293	65,293
P0000935	10/19/04	100.3%	N	Y	11/1/2004	N	N	n/a	336,719	26,731
P0000936	12/1/04	95.4%	N	Y	3/30/2004	N	N	n/a	308,832	66,330
P0000937	9/30/04	99.8%	N	Y	12/7/2004	N	Not Required	n/a	17,219	1,254
P0000938	9/30/04	99.0%	N	Y	9/28/2004	N	N	n/a	23,610	1,254
P0000939	9/30/04	99.6%	N	Y	9/30/2004	N	N	n/a	22,499	1,276
P0000940	9/30/04	101.2%	N	Y	9/30/2004	N	N	n/a	36,860	1,254
P0000941	9/30/04	101.5%	N	Y	9/30/2004	N	N	n/a	31,498	1,254
P0000942	9/30/04	101.8%	N	Y	9/30/2004	N	N	n/a	39,962	1,254
P0000943	9/30/04	101.1%	N	Y	9/28/2004	N	N	n/a	23,566	1,100
P0000944	9/30/04	100.6%	N	Y	9/28/2004	N	N	n/a	41,604	1,254
P0000945	9/30/04	100.8%	N	Y	9/28/2004	N	N	n/a	23,305	1,144
P0000946	9/30/04	100.9%	N	Y	9/30/2004	N	N	n/a	26,284	1,254
P0000947	9/30/04	100.5%	N	Y	9/22/2004	N	N	n/a	27,007	1,254
P0000948	9/30/04	101.0%	N	Y	9/22/2004	N	N	n/a	24,394	1,144
P0000949	9/30/04	101.2%	N	Y	9/30/2004	N	N	n/a	30,274	1,276
P0000950	9/30/04	101.2%	N	Y	9/28/2004	N	N	n/a	22,782	1,144
P0000951	11/17/04	100.0%	N	Y	11/23/2004	N	N	n/a	478,289	86,200
P0000952	11/4/04	95.5%	N	Y	3/16/2004	N	N	n/a	390,035	65,556
P0000953	10/27/04	90.5%	N	Y	11/17/2004	N	N	n/a	39,380	7,952
P0000954	11/9/04	90.5%	N	Y	11/15/2004	N	N	n/a	29,033	8,178

Property ID	Appraisal Date	Investment Amt as % of MAI	Environmental Insurance Policy	Phase I (Y/N)	Phase I Date	Phase II (Y/N)	Phase II Date	Phase II Result	Land SF	Building SF
P0000955	10/19/04	94.2%	N	Y	11/17/2004	N	N	n/a	106,356	11,138
P0000956	11/9/04	90.4%	N	Y	11/22/2004	N	N	n/a	40,634	11,260
P0000957	10/20/04	89.9%	N	Y	11/17/2004	N	N	n/a	17,930	6,800
P0000958	11/10/04	90.5%	N	Y	11/16/2004	N	N	n/a	40,587	11,034
P0000959	10/26/04	90.4%	N	Y	11/18/2004	N	N	n/a	85,785	11,215
P0000960	9/30/04	77.4%	N	Y	12/2/2004	N	N	n/a	52,668	1,254
P0000961	12/3/04	99.1%	N	Y	12/29/2004	N	N	n/a	16,500	3,504
P0000962	11/17/04	103.9%	N	Y	12/29/2004	N	N	n/a	100,062	6,000
P0000963	1/31/05	102.4%	N	Y	10/6/2004	N	N	n/a	146,362	15,072
P0000964	1/31/05	101.4%	N	Y	10/6/2004	N	N	n/a	86,249	27,623
P0000965	1/31/05	102.6%	N	Y	10/1/2004	Y	12/6/2004	No further [ILLEGIBLE]	140,699	12,082
P0000966	11/30/04	93.6%	N	Y	10/6/2004	N	N	n/a	185,242	10,037
P0000967	1/31/05	103.2%	N	Y	10/6/2004	N	N	n/a	135,036	25,219
P0000968	1/31/05	102.6%	N	Y	10/6/2004	N	N	n/a	432,986	36,044
P0000969	1/31/05	98.7%	N	Y	10/1/2004	Y	12/6/2004	No further [ILLEGIBLE]	345,431	66,266
P0000970	1/31/05	101.1%	N	Y	10/1/2004	Y	12/6/2004	No further [ILLEGIBLE]	278,695	41,805
P0000971	1/31/05	98.0%	N	Y	9/16/2004	N	N	n/a	178,160	23,500
P0000972	1/31/05	100.8%	N	Y	10/6/2004	N	N	n/a	165,528	12,015
P0000973	1/31/05	101.5%	N	Y	10/6/2004	Y	12/8/2004	No further [ILLEGIBLE]	138,521	10,051
P0000673	1/31/05	100.1%	N	Y	8/27/2004	N	N	n/a	15,601	3,742
P0000675	1/31/05	103.8%	N	Y	8/27/2004	N	N	n/a	22,645	1,993
P0000676	1/31/05	102.8%	N	Y	9/2/2004	N	N	n/a	33,923	2,441
P0000677	1/31/05	103.3%	N	Y	8/27/2004	N	N	n/a	35,987	2,920
P0000678	1/31/05	105.6%	N	Y	9/2/2004	N	N	n/a	26,223	5,880
P0000679	1/31/05	103.0%	N	Y	9/2/2004	N	N	n/a	18,358	1,779
P0000680	1/31/05	96.0%	N	Y	11/9/2004	N .	N	n/a	64,904	4,285
P0000681	1/31/05	102.8%	N	Y	11/11/2004	N	N	n/a	69,373	7,344
P0000682	1/31/05	102.1%	N	Y	11/11/2004	N	N	n/a	61,707	5,010
P0000683	1/31/05	102.7%	N	Y	12/6/2004	N	N	n/a	45,302	4,420
P0000685	1/31/05	102.1%	N	Y	12/5/2003	N	N	n/a	54,450	4,038
P0000687	1/31/05	102.1%	N	Y	11/12/2004	N	N	n/a	18,750	2,542
P0000688	1/31/05	99.4%	N	Y	11/12/2004	N	N	n/a	40,024	4,492
P0000689	1/31/05	98.7%	N	Y	11/8/2004	N	N	n/a	47,960	4,177
P0000691	1/31/05	98.7%	N	Y	11/12/2004	N	N	n/a	10,018	2,152
P0000692	1/31/05	104.5%	N	Y	9/2/2004	N	N	n/a	31,743	2,694

Property ID	Appraisal Date	Investment Amt as % of MAI	Environmental Insurance Policy	Phase I (Y/N)	Phase I Date	Phase II (Y/N)	Phase II Date	Phase II Result	Land SF	Building SF
P0000974	10/27/04	97.3%	N	Y	11/18/2004	N	N	n/a	66,300	12,720
P0000975	10/1/04	98.6%	N	Y	1/24/2005	N	N	n/a	186,467	48,702
P0000976	1/19/05	100.0%	N	Y	1/28/2005	N	N	n/a	78,408	9,418
P0000977	1/22/05	99.9%	N	Y	1/19/2005	Y	Not Required	No further [ILLEGIBLE]	141,503	38,611
P0000978	1/19/05	99.9%	N	Y	1/28/2005	N	N	n/a	183,330	19,378
P0000979	1/13/05	101.1%	N	Y	1/28/2005	N	N	n/a	125,480	29,434
P0000980	1/12/05	101.2%	N	Y	2/24/2005	N	Not Required	n/a	154,986	71,325
P0000706	3/2/05	100.0%	N	Y	3/3/2005	N	Not Required	n/a	69,696	8,880
P0000707	3/10/05	102.6%	N	Y	3/21/2005	N	Not Required	n/a	146,797	10,480
P0000708	3/18/05	99.0%	N	Y	3/24/2005	N	Not Required	n/a	77,817	12,000
P0000709	3/17/05	99.5%	N	Y	3/24/2005	N	Not Required	n/a	69,652	12,000
P0000710	3/18/05	100.7%	N	Y	3/24/2005	N	Not Required	n/a	10,000	66,876
P0000711	3/18/05	99.3%	N	Y	3/24/2005	N	Not Required	n/a	86,249	13,000
P0000730	4/8/05	101.1%	N	Y	4/1/2005	N	n/a	n/a	394,043	103,631
P0000731	4/8/05	101.1%	N	Y	4/1/2005	N	n/a	n/a	216,867	98,824
P0000732	4/25/05	100.8%	N	Y	4/22/2005	N	Not Required	n/a	104,094	23,500
P0000737	4/25/05	100.1%	N	Y	4/27/2005	N	Not Required	n/a	98,692	1,999
P0000738	4/11/05	76.9%	N	Y	4/26/2005	N	Not Required	N/A	33,400	9,375
P0000747	5/17/05	100.8%	N	Y	1/17/2005	N	Not Required	N/A	132,161	33,734
P0000748	4/11/05	94.5%	N	Y	4/2005	N	Not Required	N/A	46,384	3,258
P0000749	4/11/05	94.5%	N	Y	4/2005	N	Not Required	N/A	24,281	2,964
P0000750	4/11/05	94.5%	N	Y	4/2005	N	Not Required	N/A	43,702	2,761
P0000751	4/11/05	94.4%	N	Y	4/2005	N	Not Required	N/A	35,411	3,231
P0000752	4/11/05	94.5%	N	Y	4/2005	N	Not Required	N/A	32,261	2,700
P0000753	4/11/05	94.5%	N	Y	4/2005	N	Not Required	N/A	3,125	2,000
P0000754	4/11/05	94.6%	N	Y	4/2005	N	Not Required	N/A	17,340	1,434
P0000755	4/11/05	94.6%	N	Y	4/2005	N	Not Required	N/A	12,500	2,040
P0000756	4/11/05	94.5%	N	Y	4/2005	N	Not Required	N/A	33,541	2,275
P0000757	4/11/05	94.6%	N	Y	4/2005	N	Not Required	N/A	22,266	2,065
P0000758	4/11/05	94.5%	N	Y	4/2005	N	Not Required	N/A	14,000	1,830
P0000759	4/11/05	94.5%	N	Y	4/2005	N	Not Required	N/A	41,160	3,254
P0000760	4/11/05	94.4%	N	Y	4/2005	N	Not Required	N/A	45,000	4,176
P0000761	4/11/05	94.6%	N	Y	4/2005	Y	5/6/2005	No further [ILLEGIBLE]	12,616	1,377
P0000762	4/11/05	94.7%	N	Y	4/2005	N	Not Required	N/A	11,500	1,830
P0000763	4/11/05	91.5%	N	Y	4/2005	N	Not Required	N/A	30,052	2,789

Property ID	Appraisal Date	Investment Amt as % of MAI	Environmental Insurance Policy	Phase I (Y/N)	Phase I Date	Phase II (Y/N)	Phase II Date	Phase II Result	Land SF	Building SF
P0000764	4/11/05	94.5%	N	Y	4/2005	N	Not Required	N/A	28,910	2,757
P0000765	4/11/05	94.6%	N	Y	4/2005	N	Not Required	N/A	13,050	2,108
P0000766	4/11/05	94.5%	N	Y	4/2005	N	Not Required	N/A	29,603	2,815
P0000767	4/11/05	94.5%	N	Y	4/2005	N	Not Required	N/A	29,621	2,918
P0000768	4/11/05	94.6%	N	Y	4/2005	N	Not Required	N/A	36,300	1,676
P0000769	4/11/05	94.5%	N	Y	4/2005	N	Not Required	N/A	40,608	3,153
P0000770	4/11/05	94.5%	N	Y	4/2005	N	Not Required	N/A	36,372	2,457
P0000771	4/11/05	94.6%	N	Y	4/2005	Y	5/6/2005	No further [ILLEGIBLE]	22,485	1,363
P0000772	4/11/05	94.6%	N	Y	4/2005	N	Not Required	N/A	10,399	1,346

Property ID	Year Built	Year Renovated if any	Collateral Type (Land/Bldg/Bus Val)	Balloon if any		Lease Term Start Date	Lease Expiration Date	Rent Commencement Date	Lease Term (Months)	Current Lease Age (Months-Based on Rent Comm. Date to 1-06)	Remaining Lease Term (As of 1-2006)
E000787	n/a	n/a	Equipment		2,000,000.00	5/24/2005	7/1/2015	5/24/2005	120	7	113
P0000891	2001	n/a	Land & Building	n/a		12/23/2003	12/22/2018	12/23/2003	179	25	154
P0000892	2001	n/a	Land & Building	n/a		12/23/2003	12/22/2018	12/23/2003	179	25	154
P0000893	2001	n/a	Land & Building	n/a		12/23/2003	12/22/2018	12/23/2003	179	25	154
P0000894	2001	n/a	Land & Building	n/a		12/23/2003	12/22/2018	12/23/2003	179	25	154
P0000981	1978	n/a	Land & Building		121,031.59	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000982	1978	n/a	Land & Building		121,031.59	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000983	1977	n/a	Land & Building		145,236.96	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000984	1977	n/a	Land & Building		276,635.76	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000985	1978	n/a	Land & Building		283,554.42	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000986	1978	n/a	Land & Building		235,142.81	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000987	1979	n/a	Land & Building		133,136.20	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000988	1979	n/a	Land & Building		267,992.86	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000989	1981	n/a	Land & Building		300,844.55	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000990	1995	n/a	Land & Building		314,674.75	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000991	1983	n/a	Land & Building		283,554.42	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000992	1984	n/a	Land & Building		198,833.84	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000993	1979	n/a	Land & Building		224,776.63	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000994	1979	n/a	Land & Building		224,776.63	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000995	1985	n/a	Land & Building		224,776.63	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000996	1984	n/a	Land & Building		152,152.49	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000997	1985	n/a	Land & Building		129,673.62	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000998	1985	n/a	Land & Building		297,380.64	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0000999	1986	n/a	Land & Building		121,031.59	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0001000	1986	n/a	Land & Building		250,705.54	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0001001	1987	n/a	Land & Building		131,404.59	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0001002	1987	n/a	Land & Building		238,603.82	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0001003	1977	n/a	Land & Building		207,473.87	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0001004	1986	n/a	Land & Building		155,608.20	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0001005	1985	n/a	Land & Building		184,999.39	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0001006	1978	n/a	Land & Building		212,668.53	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0001007	1998	n/a	Land & Building		293,924.26	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0001008	1999	n/a	Land & Building		216,127.38	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0001009	1999	n/a	Land & Building		127,942.08	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0001010	1999	n/a	Land & Building		311,226.63	6/12/2001	7/1/2021	6/12/2001	240	55	185

Property ID	Year Built	Year Renovated if any	Collateral Type (Land/Bldg/Bus Val)	Balloon if any	Lease Term Start Date	Lease Expiration Date	Rent Commencement Date	Lease Term (Months)	Current Lease Age (Months-Based on Rent Comm. Date to 1-06)	Remaining Lease Term (As of 1-2006)
P0001011	2000	n/a	Land & Building	121,031.59	6/12/2001	7/1/2021	6/12/2001	240	55	185
P0001012	1982	n/a	Building	n/a	6/12/2001	7/1/2016	6/12/2001	180	55	125
P0001013	1985	n/a	Building	n/a	6/12/2001	7/1/2016	6/12/2001	180	55	125
P0001014	1986	n/a	Building	n/a	6/12/2001	12/1/2011	6/12/2001	125	55	70
P0001015	1999	n/a	Building	n/a	6/12/2001	7/1/2016	6/12/2001	180	55	125
P0001016	1995	n/a	Land & Building	117,779.50	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001017	1996	n/a	Land & Building	174,753.31	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001018	1998	n/a	Land & Building	312,455.50	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001019	1999	n/a	Land & Building	220,884.79	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001020	1991	n/a	Land & Building	209,702.52	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001021	1996	n/a	Land & Building	288,686.70	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001022	1997	n/a	Land & Building	218,437.68	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001023	1999	n/a	Land & Building	224,731.94	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001024	1998	n/a	Land & Building	191,173.62	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001025	1998	n/a	Land & Building	290,785.94	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001026	1989	n/a	Land & Building	154,828.63	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001027	1995	n/a	Land & Building	214,242.03	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001028	1995	n/a	Land & Building	222,631.05	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001029	1998	n/a	Land & Building	223,677.17	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001030	1995	n/a	Land & Building	188,729.33	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001031	1995	n/a	Land & Building	173,354.61	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001032	1996	n/a	Land & Building	200,963.76	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001033	1998	n/a	Land & Building	219,838.29	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001034	1998	n/a	Land & Building	210,749.29	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001035	1998	n/a	Land & Building	239,407.06	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001036	1998	n/a	Land & Building	163,915.63	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001037	1999	n/a	Land & Building	264,218.32	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001038	1998	n/a	Land & Building	255,838.76	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001039	1997	n/a	Land & Building	206,903.35	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001040	1997	n/a	Land & Building	262,826.87	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001041	1997	n/a	Land & Building	308,262.45	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001042	1998	n/a	Land & Building	227,877.36	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001043	1998	n/a	Land & Building	230,324.25	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001044	1998	n/a	Land & Building	240,452.65	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001045	1998	n/a	Land & Building	184,189.04	2/27/2001	3/1/2021	2/27/2001	240	59	181

Property ID	Year Built	Year Renovated if any	Collateral Type (Land/Bldg/Bus Val)	Balloon if any	Lease Term Start Date	Lease Expiration Date	Rent Commencement Date	Lease Term (Months)	Current Lease Age (Months-Based on Rent Comm. Date to 1-06)	Remaining Lease Term (As of 1-2006)
P0001046	1965	n/a	Land & Building	227,177.25	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0001047	1996	n/a	Land & Building	120,226.73	2/27/2001	3/1/2021	2/27/2001	240	59	181
P0000895	1997	n/a	Land & Building	n/a	2/23/2004	2/22/2024	2/23/2004	239	23	216
P0000896	1986	2002	Land & Building	n/a	3/31/2004	3/31/2019	3/31/2004	180	22	158
P0000897	1978	2002	Land & Building	n/a	3/31/2004	3/31/2019	3/31/2004	180	22	158
P0000898	1984	n/a	Land & Building	n/a	3/31/2004	3/31/2019	3/31/2004	180	22	158
P0000899	1975	1998	Land & Building	n/a	3/31/2004	3/31/2019	3/31/2004	180	22	158
P0000900	1977	n/a	Land & Building	n/a	3/31/2004	3/31/2019	3/31/2004	180	22	158
P0000901	1979	n/a	Land & Building	n/a	3/31/2004	3/31/2019	3/31/2004	180	22	158
P0000902	1979	2001	Land & Building	n/a	3/31/2004	3/31/2019	3/31/2004	180	22	158
P0000903	1987	2001	Land & Building	n/a	3/31/2004	3/31/2019	3/31/2004	180	22	158
P0000904	1981	2001	Land & Building	n/a	3/31/2004	3/31/2019	3/31/2004	180	22	158
P0000905	2004	n/a	Land & Building	n/a	4/23/2004	4/30/2019	4/23/2004	180	21	159
P0000906	1997	n/a	Land & Building	n/a	12/19/1997	12/18/2017	12/19/1997	239	97	142
P0000907	1994	n/a	Land & Building	n/a	6/15/2004	6/30/2021	6/15/2004	204	19	185
P0000908	1996	n/a	Land & Building	n/a	6/15/2004	6/30/2021	6/15/2004	204	19	185
P0000909	2000	n/a	Land & Building	n/a	6/15/2004	6/30/2021	6/15/2004	204	19	185
P0000910	1970	n/a	Land & Building	n/a	6/15/2004	6/30/2021	6/15/2004	204	19	185
P0000911	1983	n/a	Land & Building	n/a	6/15/2004	6/30/2021	6/15/2004	204	19	185
P0000912	1977	n/a	Land & Building	n/a	6/15/2004	6/30/2021	6/15/2004	204	19	185
P0000913	1950	1995	Land & Building	n/a	6/28/2004	6/30/2024	6/28/2004	240	19	221
P0000300	1999	n/a	Land	n/a	4/1/2000	3/31/2015	4/1/2000	179	69	110
P0000301	2000	n/a	Land	n/a	5/15/2000	5/14/2015	5/15/2000	179	68	111
P0000302	1972	n/a	Land & Building	n/a	4/18/1995	4/18/2015	4/18/1995	240	130	110
P0000303	1990	n/a	Land & Building	n/a	4/18/1995	4/18/2015	4/18/1995	240	130	110
P0000304	1987	n/a	Land & Building	n/a	4/18/1995	4/18/2015	4/18/1995	240	130	110
P0000305	1997	n/a	Land & Building	n/a	4/18/1995	4/18/2015	4/18/1995	240	130	110
P0000306	1998	n/a	Land & Building	n/a	2/11/1998	2/10/2018	2/11/1998	239	95	144
P0000309	1971	n/a	Land & Building	n/a	12/23/1997	12/31/2017	12/23/1997	240	97	143
P0000310	1991	n/a	Land & Building	n/a	12/23/1997	12/31/2017	12/23/1997	240	97	143
P0000311	1988	n/a	Land & Building	n/a	12/23/1997	12/31/2017	12/23/1997	240	97	143
P0000312	1996	n/a	Land & Building	n/a	12/23/1997	12/31/2017	12/23/1997	240	97	143
P0000313	1997	n/a	Land & Building	n/a	4/1/2003	3/31/2023	4/1/2003	239	33	206
P0000314	1996	n/a	Land & Building	n/a	4/1/2003	3/31/2023	4/1/2003	239	33	206
P0000315	1990	n/a	Land & Building	n/a	4/1/2003	3/31/2023	4/1/2003	239	33	206

Property ID	Year Built	Year Renovated if any	Collateral Type (Land/BIdg/Bus Val)	Balloon if any	Lease Term Start Date	Lease Expiration Date	Rent Commencement Date	Lease Term (Months)	Current Lease Age (Months-Based on Rent Comm. Date to 1-06)	Remaining Lease Term (As of 1-2006)
P0000316	1975	n/a	Land & Building	n/a	4/1/2003	3/31/2023	4/1/2003	239	33	206
P0000317	1995	n/a	Land & Building	n/a	4/1/2003	3/31/2023	4/1/2003	239	33	206
P0000318	1992	n/a	Land & Building	n/a	4/1/2003	3/31/2023	4/1/2003	239	33	206
P0000319	1999	n/a	Land & Building	n/a	7/20/1999	7/20/2019	7/20/1999	240	79	161
P0000323	1998	n/a	Land & Building	n/a	10/14/1998	10/1/2013	10/14/1998	179	87	92
P0000324	1973	n/a	Land	n/a	1/20/1986	1/31/2016	1/20/1986	360	240	120
P0000326	1979	n/a	Land & Building	n/a	3/8/1999	3/8/2019	3/8/1999	240	83	157
P0000327	1977	n/a	Land & Building	n/a	8/16/1994	8/31/2014	8/16/1994	240	137	103
P0000328	1983	n/a	Land & Building	n/a	8/16/1994	8/31/2014	8/16/1994	240	137	103
P0000329	1985	n/a	Land & Building	n/a	8/16/1994	8/31/2014	8/16/1994	240	137	103
P0000330	1996	n/a	Land & Building	n/a	4/1/1996	6/30/2015	4/1/1996	230	117	113
P0000331	1995	n/a	Land & Building	n/a	4/28/1995	3/28/2015	4/28/1995	239	129	110
P0000332	1994	n/a	Land & Building	n/a	4/28/1995	3/28/2015	4/28/1995	239	129	110
P0000336	1996	n/a	Land & Building	n/a	9/24/1996	6/30/2016	9/24/1996	237	112	125
P0000338	1997	n/a	Land & Building	n/a	10/14/1996	10/14/2016	10/14/1996	240	112	128
P0000349	1998	n/a	Land & Building	n/a	10/23/1998	10/22/2018	10/23/1998	239	87	152
P0000350	1989	n/a	Land & Building	n/a	1/28/1999	6/8/2019	1/28/1999	244	84	160
P0000351	1991	n/a	Land & Building	n/a	3/8/1999	3/7/2019	3/8/1999	239	82	157
P0000354	1997	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000355	1995	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000356	1996	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000357	1996	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000358	1996	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000359	1996	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000360	1996	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000361	1996	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000362	1995	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000363	1996	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000364	1995	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000365	1995	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000366	1995	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000367	1995	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000368	1995	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000369	1995	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000370	1995	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136

Property ID	Year Built	Year Renovated if any	Collateral Type (Land/Bldg/Bus Val)	Balloon if any	Lease Term Start Date	Lease Expiration Date	Rent Commencement Date	Lease Term (Months)	Current Lease Age (Months-Based on Rent Comm. Date to 1-06)	Remaining Lease Term (As of 1-2006)
P0000371	1990	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000372	1995	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000373	1994	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000374	1994	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000375	1994	n/a	Land & Building	n/a	11/24/1998	5/31/2017	11/24/1998	222	86	136
P0000378	1978	n/a	Land & Building	n/a	12/19/1997	12/31/2017	12/19/1997	240	97	143
P0000379	1984	n/a	Land & Building	n/a	8/3/1995	8/31/2015	8/3/1995	240	125	115
P0000380	1977	n/a	Land & Building	n/a	7/7/1998	7/31/2018	7/7/1998	240	90	150
P0000381	2000	n/a	Land	n/a	6/15/2000	6/15/2015	6/15/2000	180	68	112
P0000914	2003	n/a	Land & Building	n/a	7/29/2004	12/31/2019	7/29/2004	185	18	167
P0000915	1999	n/a	Land & Building	n/a	7/29/2004	12/31/2019	7/29/2004	185	18	167
P0000916	2004	n/a	Land & Building	n/a	7/29/2004	7/31/2019	7/29/2004	180	18	162
P0000917	2000	n/a	Land & Building	n/a	8/18/2004	8/31/2019	8/18/2004	180	17	163
P0000918	1998	n/a	Land & Building	n/a	8/18/2004	8/31/2019	8/18/2004	180	17	163
P0000919	2004	n/a	Land & Building	n/a	8/12/2004	8/31/2019	8/12/2004	180	17	163
P0000390	n/a	n/a	Land & Building	n/a	3/31/1999	3/1/2019	3/31/1999	239	82	157
P0000391	1997	n/a	Land & Building	n/a	3/31/1999	3/1/2019	3/31/1999	239	82	157
P0000392	n/a	n/a	Land & Building	n/a	3/31/1999	3/1/2019	3/31/1999	239	82	157
P0000393	n/a	n/a	Land & Building	n/a	12/19/2001	12/27/2016	12/19/2001	180	49	131
P0000394	1996	n/a	Land & Building	n/a	12/19/2001	12/27/2016	12/19/2001	180	49	131
P0000395	1995	n/a	Land & Building	n/a	12/19/2001	12/27/2016	12/19/2001	180	49	131
P0000396	n/a	n/a	Land & Building	n/a	12/19/2001	12/27/2016	12/19/2001	180	49	131
P0000397	1975	n/a	Land & Building	n/a	12/19/2001	12/27/2016	12/19/2001	180	49	131
P0000398	1990	n/a	Land & Building	n/a	12/19/2001	12/27/2016	12/19/2001	180	49	131
P0000399	1978	n/a	Land & Building	n/a	9/30/1996	9/1/2016	9/30/1996	239	112	127
P0000400	1970	n/a	Land & Building	n/a	9/30/1996	9/1/2016	9/30/1996	239	112	127
P0000401	1984	n/a	Land & Building	n/a	12/3/1996	12/3/2016	12/3/1996	240	110	130
P0000402	1988	n/a	Land & Building	n/a	12/12/1997	12/1/2017	12/12/1997	239	97	142
P0000403	1984	n/a	Land & Building	n/a	5/19/1998	5/1/2018	5/19/1998	239	92	147
P0000404	1984	n/a	Land & Building	n/a	12/12/1997	12/1/2017	12/12/1997	239	97	142
P0000405	1997	n/a	Land & Building	n/a	12/12/1997	12/1/2017	12/12/1997	239	97	142
P0000406	1999	n/a	Land & Building	n/a	7/13/1999	7/1/2019	7/13/1999	239	78	161
P0000408	1986	n/a	Land & Building	n/a	3/23/1999	3/22/2019	3/23/1999	239	82	157
P0000409	1960	n/a	Land & Building	n/a	3/23/1999	3/22/2019	3/23/1999	239	82	157
P0000410	1976	n/a	Land & Building	n/a	3/23/1999	3/22/2019	3/23/1999	239	82	157

Property ID	Year Built	Year Renovated if any	Collateral Type (Land/Bldg/Bus Val)	Balloon if any	Lease Term Start Date	Lease Expiration Date	Rent Commencement Date	Lease Term (Months)	Current Lease Age (Months-Based on Rent Comm. Date to 1-06)	Remaining Lease Term (As of 1-2006)
P0000411	1983	n/a	Land & Building	n/a	3/8/1999	3/7/2019	3/8/1999	239	82	157
P0000412	1983	n/a	Land & Building	n/a	3/8/1999	3/7/2019	3/8/1999	239	82	157
P0000415	1986	n/a	Land & Building	n/a	9/1/2004	8/31/2014	9/1/2004	119	16	103
P0000416	1980	n/a	Land & Building	n/a	2/11/2005	3/31/2019	2/11/2005	169	11	158
P0000417	1984	n/a	Land & Building	n/a	2/11/2005	3/31/2019	2/11/2005	169	11	158
P0000418	1984	n/a	Land & Building	n/a	2/11/2005	3/31/2019	2/11/2005	169	11	158
P0000419	1985	n/a	Land & Building	n/a	2/11/2005	3/31/2019	2/11/2005	169	11	158
P0000420	1990	n/a	Land & Building	n/a	12/23/1999	12/31/2019	12/23/1999	240	73	167
P0000421	1992	n/a	Land & Building	n/a	12/23/1999	12/31/2019	12/23/1999	240	73	167
P0000424	1992	n/a	Land & Building	n/a	12/23/1999	12/31/2019	12/23/1999	240	73	167
P0000425	1990	n/a	Land & Building	n/a	12/23/1999	12/31/2019	12/23/1999	240	73	167
P0000426	1991	n/a	Land & Building	n/a	12/23/1999	12/31/2019	12/23/1999	240	73	167
P0000428	1990	n/a	Land & Building	n/a	12/23/1999	12/31/2019	12/23/1999	240	73	167
P0000429	1989	n/a	Land & Building	n/a	8/16/1994	8/31/2014	8/16/1994	240	137	103
P0000431	1997	n/a	Land & Building	n/a	4/1/2003	3/1/2023	4/1/2003	239	34	205
P0000432	1997	n/a	Land & Building	n/a	4/1/2003	3/1/2023	4/1/2003	239	34	205
P0000433	1997	n/a	Land & Building	n/a	4/1/2003	3/1/2023	4/1/2003	239	34	205
P0000434	1995	n/a	Land & Building	n/a	12/4/1995	2/1/2016	12/4/1995	241	121	120
P0000436	1990	n/a	Land & Building	n/a	2/5/2001	2/28/2021	2/5/2001	240	59	181
P0000437	n/a	n/a	Land & Building	n/a	7/13/2000	7/31/2020	7/13/2000	240	66	174
P0000438	1985	n/a	Land & Building	n/a	6/23/1997	6/30/2017	6/23/1997	240	103	137
P0000439	1988	n/a	Land & Building	n/a	6/23/1997	6/30/2017	6/23/1997	240	103	137
P0000440	1998	n/a	Land & Building	n/a	9/3/1998	9/30/2018	9/3/1998	240	88	152
P0000442	1985	n/a	Land & Building	n/a	7/13/2000	7/31/2020	7/13/2000	240	66	174
P0000443	1986	n/a	Land & Building	n/a	12/12/2000	12/31/2020	12/12/2000	240	61	179
P0000446	1982	n/a	Land & Building	n/a	3/3/1997	2/1/2017	3/3/1997	238	106	132
P0000449	1985	n/a	Land & Building	n/a	3/3/1997	2/1/2017	3/3/1997	238	106	132
P0000450	1998	n/a	Land & Building	n/a	10/16/1998	10/16/2018	10/16/1998	240	88	152
P0000451	1986	n/a	Land & Building	n/a	4/30/2002	4/30/2022	4/30/2002	240	45	195
P0000453	1984	n/a	Land & Building	n/a	8/4/1994	7/31/2014	8/4/1994	239	137	102
P0000454	1985	n/a	Land & Building	n/a	3/20/2000	3/31/2020	3/20/2000	240	70	170
P0000455	1998	n/a	Land & Building	n/a	12/30/1998	1/1/2019	12/30/1998	240	85	155
P0000456	1987	n/a	Land & Building	n/a	3/8/1999	3/7/2019	3/8/1999	239	82	157
P0000457	1985	n/a	Land & Building	n/a	3/8/1999	3/7/2019	3/8/1999	239	82	157
P0000459	1978	n/a	Land & Building	n/a	9/30/1996	9/1/2016	9/30/1996	239	112	127

Property ID	Year Built	Year Renovated if any	Collateral Type (Land/Bldg/Bus Val)	Balloon if any	Lease Term Start Date	Lease Expiration Date	Rent Commencement Date	Lease Term (Months)	Current Lease Age (Months-Based on Rent Comm. Date to 1-06)	Remaining Lease Term (As of 1-2006)
P0000920	2004	n/a	Land & Building	n/a	8/13/2004	8/31/2019	8/13/2004	180	17	163
P0000921	1998	n/a	Land & Building	n/a	6/30/2000	2/29/2024	6/30/2000	283	66	217
P0000922	1998	n/a	Land & Building	n/a	9/30/2004	9/30/2024	9/30/2004	240	16	224
P0000923	1976	1997	Land & Building	n/a	9/30/2004	9/30/2024	9/30/2004	240	16	224
P0000924	1997	n/a	Land & Building	n/a	9/30/2004	9/30/2024	9/30/2004	240	16	224
P0000925	1995	n/a	Land & Building	n/a	9/30/2004	9/30/2024	9/30/2004	240	16	224
P0000926	2003	n/a	Land & Building	n/a	9/30/2004	9/30/2024	9/30/2004	240	16	224
P0000927	2004	n/a	Land & Building	n/a	9/30/2004	9/30/2024	9/30/2004	240	16	224
P0000928	2003	n/a	Land & Building	n/a	9/30/2004	9/30/2024	9/30/2004	240	16	224
P0000929	2004	n/a	Land & Building	n/a	9/30/2004	9/30/2024	9/30/2004	240	16	224
P0000930	2004	n/a	Land & Building	n/a	10/1/2004	9/30/2019	10/1/2004	179	15	164
P0000931	1992	n/a	Land & Building	n/a	12/17/2001	12/31/2021	12/17/2001	240	49	191
P0000932	2004	n/a	Land & Building	n/a	6/1/2004	5/31/2019	6/1/2004	179	19	160
P0000933	1973	2004	Land & Building	n/a	8/3/2004	8/2/2019	8/3/2004	179	17	162
P0000934	1993	2004	Land & Building	n/a	8/13/2004	8/31/2019	8/13/2004	180	17	163
P0000935	2004	n/a	Land & Building	n/a	11/1/2004	10/31/2019	11/1/2004	179	14	165
P0000936	2004	n/a	Land & Building	n/a	9/17/2004	9/30/2019	9/17/2004	180	16	164
P0000937	1995	n/a	Land & Building	n/a	3/15/1996	3/14/2011	3/15/1996	179	118	61
P0000938	1995	n/a	Land & Building	n/a	3/15/1996	3/14/2011	3/15/1996	179	118	61
P0000939	1995	n/a	Land & Building	n/a	3/15/1996	3/14/2011	3/15/1996	179	118	61
P0000940	1994	n/a	Land & Building	n/a	3/15/1996	3/14/2011	3/15/1996	179	118	61
P0000941	1994	n/a	Land & Building	n/a	3/15/1996	3/14/2011	3/15/1996	179	118	61
P0000942	1995	n/a	Land & Building	n/a	3/15/1996	3/14/2011	3/15/1996	179	118	61
P0000943	1977	n/a	Land & Building	n/a	3/15/1996	3/14/2011	3/15/1996	179	118	61
P0000944	1993	n/a	Land & Building	n/a	3/15/1996	3/14/2011	3/15/1996	179	118	61
P0000945	1990	n/a	Land & Building	n/a	3/15/1996	3/14/2011	3/15/1996	179	118	61
P0000946	1992	n/a	Land & Building	n/a	3/15/1996	3/14/2011	3/15/1996	179	118	61
P0000947	1995	n/a	Land & Building	n/a	3/15/1996	3/14/2011	3/15/1996	179	118	61
P0000948	1987	n/a	Land & Building	n/a	3/15/1996	3/14/2011	3/15/1996	179	118	61
P0000949	1991	n/a	Land & Building	n/a	3/15/1996	3/14/2011	3/15/1996	179	118	61
P0000950	1989	n/a	Land & Building	n/a	3/15/1996	3/14/2011	3/15/1996	179	118	61
P0000951	1998	n/a	Land & Building	n/a	7/29/2004	12/31/2019	7/29/2004	185	18	167
P0000952	2004	n/a	Land & Building	n/a	9/23/2004	9/30/2019	9/23/2004	180	16	164
P0000953	1993	n/a	Land & Building	n/a	12/15/2004	12/31/2024	12/15/2004	240	13	227
P0000954	1993	n/a	Land & Building	n/a	12/15/2004	12/31/2024	12/15/2004	240	13	227

Property ID	Year Built	Year Renovated if any	Collateral Type (Land/Bldg/Bus Val)	Balloon if any	Lease Term Start Date	Lease Expiration Date	Rent Commencement Date	Lease Term (Months)	Current Lease Age (Months-Based on Rent Comm. Date to 1-06)	Remaining Lease Term (As of l-2006)
P0000955	1999	n/a	Land & Building	n/a	12/15/2004	12/31/2024	12/15/2004	240	13	227
P0000956	2000	n/a	Land & Building	n/a	12/15/2004	12/31/2024	12/15/2004	240	13	227
P0000957	1993	n/a	Land & Building	n/a	12/15/2004	12/31/2024	12/15/2004	240	13	227
P0000958	1999	n/a	Land & Building	n/a	12/15/2004	12/31/2024	12/15/2004	240	13	227
P0000959	1999	n/a	Land & Building	n/a	12/15/2004	12/31/2024	12/15/2004	240	13	227
P0000960	1993	n/a	Land & Building	n/a	3/15/1996	3/14/2011	3/15/1996	179	118	61
P0000961	1999	n/a	Land & Building	n/a	12/30/2004	12/31/2024	12/30/2004	240	13	227
P0000962	1994	2003	Land & Building	n/a	12/30/2004	12/31/2024	12/30/2004	240	13	227
P0000963	1982	n/a	Land & Building	n/a	12/30/2004	12/31/2014	12/30/2004	120	13	107
P0000964	1975	n/a	Land & Building	n/a	12/30/2004	12/31/2014	12/30/2004	120	13	107
P0000965	1987	n/a	Land & Building	n/a	12/30/2004	12/31/2014	12/30/2004	120	13	107
P0000966	1999	n/a	Land & Building	n/a	12/30/2004	12/31/2014	12/30/2004	120	13	107
P0000967	1999	n/a	Land & Building	n/a	12/30/2004	12/31/2019	12/30/2004	180	13	167
P0000968	1984	1989	Land & Building	n/a	12/30/2004	12/31/2019	12/30/2004	180	13	167
P0000969	1960	1979	Land & Building	n/a	12/30/2004	12/31/2014	12/30/2004	120	13	107
P0000970	2001	n/a	Land & Building	n/a	12/30/2004	12/31/2014	12/30/2004	120	13	107
P0000971	1999	n/a	Land & Building	n/a	12/30/2004	12/31/2019	12/30/2004	180	13	167
P0000972	1990	n/a	Land & Building	n/a	12/30/2004	12/31/2014	12/30/2004	120	13	107
P0000973	1987	n/a	Land & Building	n/a	12/30/2004	12/31/2014	12/30/2004	120	13	107
P0000673	1985	n/a	Land & Building	n/a	8/4/1994	7/31/2014	8/4/1994	239	137	102
P0000675	1967	n/a	Land & Building	n/a	8/4/1994	7/31/2014	8/4/1994	239	137	102
P0000676	1988	n/a	Land & Building	n/a	8/4/1994	7/31/2014	8/4/1994	239	137	102
P0000677	1978	n/a	Land & Building	n/a	8/4/1994	7/31/2014	8/4/1994	239	137	102
P0000678	1950	n/a	Land & Building	n/a	8/4/1994	7/31/2014	8/4/1994	239	137	102
P0000679	1969	n/a	Land & Building	n/a	8/4/1994	7/31/2014	8/4/1994	239	137	102
P0000680	1997	n/a	Land & Building	n/a	6/26/1998	6/26/2013	6/26/1998	180	91	89
P0000681	1973	n/a	Land & Building	n/a	6/26/1998	6/26/2013	6/26/1998	180	91	89
P0000682	1977	n/a	Land & Building	n/a	6/26/1998	6/26/2013	6/26/1998	180	91	89
P0000683	1996	n/a	Land & Building	n/a	6/26/1998	6/26/2013	6/26/1998	180	91	89
P0000685	1998	n/a	Land & Building	n/a	6/26/1998	6/26/2013	6/26/1998	180	91	89
P0000687	1977	n/a	Land & Building	n/a	6/26/1998	6/26/2013	6/26/1998	180	91	89
P0000688	1979	n/a	Land & Building	n/a	6/26/1998	6/26/2013	6/26/1998	180	91	89
P0000689	1988	n/a	Land & Building	n/a	6/26/1998	6/26/2013	6/26/1998	180	91	89
P0000691	1995	n/a	Land & Building	n/a	6/26/1998	6/26/2013	6/26/1998	180	91	89
P0000692	1976	n/a	Land & Building	n/a	8/4/1994	7/31/2014	8/4/1994	239	137	102

Property ID	Year Built	Year Renovated if any	Collateral Type (Land/Bldg/Bus Val)	Balloon if any	Lease Term Start Date	Lease Expiration Date	Rent Commencement Date	Lease Term (Months)	Current Lease Age (Months-Based on Rent Comm. Date to 1-06)	Remaining Lease Term (As of 1-2006)
P0000974	1999	n/a	Land & Building	n/a	2/2/2005	1/31/2025	2/2/2005	239	11	228
P0000975	2004	n/a	Land & Building	n/a	10/29/2004	10/31/2019	10/29/2004	180	15	165
P0000976	1980	n/a	Land & Building	n/a	11/1/2003	11/30/2018	11/1/2003	180	26	154
P0000977	1978	n/a	Land & Building	n/a	11/1/2003	11/30/2018	11/1/2003	180	26	154
P0000978	1978	n/a	Land & Building	n/a	11/1/2003	11/30/2018	11/1/2003	180	26	154
P0000979	1975	n/a	Land & Building	n/a	11/1/2003	11/30/2018	11/1/2003	180	26	154
P0000980	1963	1989	Land & Building	n/a	3/1/2005	2/28/2015	3/1/2005	120	11	109
P0000706	2005	n/a	Land & Building	n/a	3/21/2005	3/31/2025	3/21/2005	240	10	230
P0000707	2003	n/a	Land & Building	n/a	3/31/2005	9/28/2018	3/31/2005	161	9	152
P0000708	2000	n/a	Land & Building	n/a	4/1/2005	3/31/2020	4/1/2005	180	10	170
P0000709	2001	n/a	Land & Building	n/a	4/1/2005	3/31/2020	4/1/2005	180	10	170
P0000710	1999	n/a	Land & Building	n/a	4/1/2005	3/31/2020	4/1/2005	180	10	170
P0000711	2001	n/a	Land & Building	n/a	4/1/2005	3/31/2020	4/1/2005	180	10	170
P0000730	2003	n/a	Land & Building	n/a	4/8/2005	4/30/2020	4/8/2005	180	9	171
P0000731	2004	n/a	Land & Building	n/a	4/8/2005	4/30/2020	4/8/2005	180	9	171
P0000732	2005	n/a	Land & Building	n/a	4/22/2005	4/30/2020	4/22/2005	180	9	171
P0000737	1999	n/a	Land & Building	n/a	4/1/2005	3/31/2020	4/1/2005	179	9	170
P0000738	1991		Land and Building	n/a	12/3/1993	12/31/2013	12/3/1993	240	145	95
P0000747	2000		Land and Building	n/a	5/19/2005	5/31/2021	5/19/2005	192	8	184
P0000748	1985		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000749	1988		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000750	1988		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000751	1988		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000752	1975		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000753	1915	2001	Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000754	1957		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000755	1985		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000756	1977		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000757	1978		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000758	1968	1982	Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000759	1985		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000760	1976		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000761	1977		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000762	1972		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000763	1987		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172

Property ID	Year Built	Year Renovated if any	Collateral Type (Land/Bldg/Bus Val)	Balloon if any	Lease Term Start Date	Lease Expiration Date	Rent Commencement Date	Lease Term (Months)	Current Lease Age (Months-Based on Rent Comm. Date to 1-06)	Remaining Lease Term (As of 1-2006)
P0000764	1973	1984	Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000765	1984		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000766	1977	1985	Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000767	1980		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000768	1979		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000769	1983		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000770	1986		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000771	1978		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172
P0000772	1978		Land and Building	n/a	5/24/2005	5/31/2020	5/24/2005	180	8	172

Property ID	Initial Lease Rate	Initial Lease Payment (Monthly)	Current Lease Payment as of January	Additional CF	Percentage Rent Clause - Y/N	Percentage Rent Only	Lease Rate Increase - Description	Date of Next Bump in Rent	Lease Renewal Options
E000787	8.000%	13,333.33	13,333.33		N		n/a	n/a	n/a
P0000891	9.500%	master lease	master lease		N		Annually, 1% of prior year base [Illegible]	1/1/2007	3 Options of 88
P0000892	9.500%	master lease	master lease		N		Annually, 1% of prior year base [Illegible]	1/1/2007	3 Options of 88
P0000893	9.500%	master lease	master lease		N		Annually, 1% of prior year base [Illegible]	1/1/2007	3 Options of 88
P0000894	9.500%	296,875.00	299,843.75		N		Annually, 1% of prior year base [Illegible]	1/1/2007	3 Options of 88
P0000981	9.850%	3,076.22	3,138.05		N		None - mortgage	7/1/2006	n/a
P0000982	9.850%	3,076.22	3,138.05		N		None - mortgage	7/1/2006	n/a
P0000983	9.850%	3,691.46	3,765.65		N		None - mortgage	7/1/2006	n/a
P0000984	9.850%	7,031.35	7,172.68		N		None - mortgage	7/1/2006	n/a
P0000985	9.850%	7,207.13	7,351.99		N		None - mortgage	7/1/2006	n/a
P0000986	9.850%	5,976.64	6,096.77		N		None - mortgage	7/1/2006	n/a
P0000987	9.850%	3,383.83	3,451.85		N		None - mortgage	7/1/2006	n/a
P0000988	9.850%	6,811.61	6,948.53		N		None - mortgage	7/1/2006	n/a
P0000989	9.850%	7,646.59	7,800.29		N		None -mortgage	7/1/2006	n/a
P0000990	9.850%	7,998.16	8,158.92		N		None - mortgage	7/1/2006	n/a
P0000991	9.850%	7,207.13	7,351.99		N		None - mortgage	7/1/2006	n/a
P0000992	9.850%	5,053.78	5,155.36		N		None - mortgage	7/1/2006	n/a
P0000993	9.850%	5,712.96	5,827.79		N		None - mortgage	7/1/2006	n/a
P0000994	9.850%	5,712.96	5,827.79		N		None - mortgage	7/1/2006	n/a
P0000995	9.850%	5,712.96	5,827.79		N		None - mortgage	7/1/2006	n/a
P0000996	9.850%	3,867.24	3,944.97		N		None - mortgage	7/1/2006	n/a
P0000997	9.850%	3,295.94	3,362.19		N		None - mortgage	7/1/2006	n/a
P0000998	9.850%	7,558.70	7,710.63		N		None - mortgage	7/1/2006	n/a
P0000999	9.850%	3,076.22	3,138.05		N		None - mortgage	7/1/2006	n/a
P0001000	9.850%	6,372.16	6,500.24		N		None - mortgage	7/1/2006	n/a
P0001001	9.850%	3,339.89	3,407.02		N		None - mortgage	7/1/2006	n/a
P0001002	9.850%	6,064.53	6,186.43		N		None - mortgage	7/1/2006	n/a
P0001003	9.850%	5,273.51	5,379.51		N		None - mortgage	7/1/2006	n/a
P0001004	9.850%	3,955.13	4,034.63		N		None - mortgage	7/1/2006	n/a
P0001005	9.850%	4,702.22	4,796.73		N		None - mortgage	7/1/2006	n/a
P0001006	9.850%	5,405.35	5,513.99		N		None - mortgage	7/1/2006	n/a
P0001007	9.850%	7,470.81	7,620.98		N		None - mortgage	7/1/2006	n/a
P0001008	9.850%	5,493.24	5,603.65		N		None - mortgage	7/1/2006	n/a
P0001009	9.850%	3,252.00	3,317.37		N		None - mortgage	7/1/2006	n/a
P0001010	9.850%	7,910.26	8,069.25		N		None - mortgage	7/1/2006	n/a

Property ID	Initial Lease Rate	Initial Lease Payment (Monthly)	Current Lease Payment as of January	Additional CF	Percentage Rent Clause - Y/N	Percentage Rent Only	Lease Rate Increase - Description	Date of Next Bump in Rent	Lease Renewal Options
P0001011	9.850%	3,076.22	3,138.05		N		None - mortgage	7/1/2006	n/a
P0001012	9.850%	4,520.01	4,610.86		N		None - mortgage	7/1/2006	n/a
P0001013	9.850%	2,130.12	2,172.93		N		None - mortgage	7/1/2006	n/a
P0001014	9.850%	4,303.97	4,390.48		N		None - mortgage	7/1/2006	n/a
P0001015	9.850%	2,078.17	2,119.94		N		None - mortgage	7/1/2006	n/a
P0001016	9.230%	2,741.70	2,741.70		N		None - mortgage	3/1/2006	n/a
P0001017	9.230%	4,067.80	4,067.80		N		None - mortgage	3/1/2006	n/a
P0001018	9.230%	7,273.23	7,273.23		N		None - mortgage	3/1/2006	n/a
P0001019	9.230%	5,141.70	5,141.70		N		None - mortgage	3/1/2006	n/a
P0001020	9.230%	4,881.36	4,881.36		N		None - mortgage	3/1/2006	n/a
P0001021	9.230%	6,720.01	6,720.01		N		None - mortgage	3/1/2006	n/a
P0001022	9.230%	5,084.75	5,084.75		N		None - mortgage	3/1/2006	n/a
P0001023	9.230%	5,231.19	5,231.19		N		None - mortgage	3/1/2006	n/a
P0001024	9.230%	4,450.18	4,450.18		N		None - mortgage	3/1/2006	n/a
P0001025	9.230%	6,768.82	6,768.82		N		None - mortgage	3/1/2006	n/a
P0001026	9.230%	3,604.07	3,604.07		N		None - mortgage	3/1/2006	n/a
P0001027	9.230%	4,987.13	4,987.13		N		None - mortgage	3/1/2006	n/a
P0001028	9.230%	5,182.38	5,182.38		N		None - mortgage	3/1/2006	n/a
P0001029	9.230%	5,206.79	5,206.79		N		None - mortgage	3/1/2006	n/a
P0001030	9.230%	4,393.23	4,393.23		N		None - mortgage	3/1/2006	n/a
P0001031	9.230%	4,035.26	4,035.26		N		None - mortgage	3/1/2006	n/a
P0001032	9.230%	4,677.97	4,677.97		N		None - mortgage	3/1/2006	n/a
P0001033	9.230%	5,117.29	5,117.29		N		None - mortgage	3/1/2006	n/a
P0001034	9 230%	4,905.77	4,905.77		N		None - mortgage	3/1/2006	n/a
P0001035	9.230%	5,572.89	5,572.89		N		None - mortgage	3/1/2006	n/a
P0001036	9.230%	3,815.60	3,815.60		N		None - mortgage	3/1/2006	n/a
P0001037	9.230%	6,150.52	6,150.52		N		None - mortgage	3/1/2006	n/a
P0001038	9.230%	5,955.26	5,955.26		N		None - mortgage	3/1/2006	n/a
P0001039	9.230%	4,816.28	4,816.28		N		None - mortgage	3/1/2006	n/a
P0001040	9.230%	6,117.97	6,117.97		N		None - mortgage	3/1/2006	n/a
P0001041	9.230%	7,175.60	7,175.60		N		None - mortgage	3/1/2006	n/a
P0001042	9.230%	5,304.41	5,304.41		N		None - mortgage	3/1/2006	n/a
P0001043	9.230%	5,361.36	5,361.36		N		None - mortgage	3/1/2006	n/a
P0001044	9.230%	5,597.30	5,597.30		N		None - mortgage	3/1/2006	n/a
P0001045	9.230%	4,287.46	4,287.46		N		None -mortgage	3/1/2006	n/a

Property ID	Initial Lease Rate	Initial Lease Payment (Monthly)	Current Lease Payment as of January	Additional CF	Percentage Rent Clause - Y/N	Percentage Rent Only	Lease Rate Increase - Description	Date of Next Bump in Rent	Lease Renewal Options
P0001046	9.230%	5,288.14	5,288.14		N		None - mortgage	3/1/2006	n/a
P0001047	9.230%	2,798.65	2,798.65		N		None - mortgage	3/1/2006	n/a
P0000895	9.500%	15,833.33	15,991.66		N		the lesser of 1% or index rate	3/1/2006	2 Options of 5 [Illegible]
P0000896	9.000%	master lease	master lease		N		lesser of 6% or 1.25 X CPI every 5 [Illegible]	4/1/2009	3 Options of 5 [Illegible]
P0000897	9.000%	master lease	master lease		N		lesser of 6% or 1.25 X CPI every 5 [Illegible]	4/1/2009	3 Options of 5 [Illegible]
P0000898	9.000%	master lease	master lease		N		lesser of 6% or 1.25 X CPI every 5 [Illegible]	4/1/2009	3 Options of 5 [Illegible]
P0000899	9.000%	67,088.00	67,088.00		N		lesser of 6% or 1. 25 X CPI every 5 [Illegible]	4/1/2009	3 Options of 5 [Illegible]
P0000900	9.000%	master lease	master lease		N		lesser of 6% or 1.25 X CPI every 5 [Illegible]	4/1/2009	3 Options of 5 [Illegible]
P0000901	9.000%	master lease	master lease		N		lesser of 6% or 1.25 X CPI every 5 [Illegible]	4/1/2009	3 Options of 5 [Illegible]
P0000902	9.000%	master lease	master lease		N		lesser of 6% or 1.25 X CPI every 5 [Illegible]	4/1/2009	3 Options of 5 [Illegible]
P0000903	9.000%	master lease	master lease		N		lesser of 6% or 1.25 X CPI every 5 [Illegible]	4/1/2009	3 Options of 5 [Illegible]
P0000904	9.000%	master lease	master lease		N		lesser of 6% or 1. 25 X CPI every 5 [Illegible]	4/1/2009	3 Options of 5 [Illegible]
P0000905	9.000%	35,416.67	35,416.67		N		Fixed rent schedule defined in lease [Illegible]	5/1/2009	3 Options of 5 [Illegible]
P0000906	9.000%	96,750.00	96,750.00		Y		Fixed rent schedule defined in lease [Illegible]	1/1/2008	4 Options of 5 [Illegible]
P0000907	9.000%	master lease	master lease		N		5% every 5 years	7/1/2009	3 Options of 5 [Illegible]
P0000908	9.000%	158,925.00	205,335.82		N		5% every 5 years	7/1/2009	3 Options of 5 [Illegible]
P0000909	9.000%	master lease	master lease		N		5% every 5 years	7/1/2009	3 Options of 5 [Illegible]
P0000910	9.000%	master lease	master lease		N		5% every 5 years	7/1/2009	3 Options of 5 [Illegible]
P0000911	9.000%	master lease	master lease		N		5% every 5 years	7/1/2009	3 Options of 5 [Illegible]
P0000912	9.000%	master lease	master lease		N		5% every 5 years	7/1/2009	3 Options of 5 [Illegible]
P0000913	10.500%	234,062.50	288,750.00		N		every 2 years, lesser of 5% or 1.25 x	7/1/2006	4 Options of 5 [Illegible]
P0000300	8.000%	3,736.20	3,849.81		N		4% every 2 years	4/1/2007	3 Options of 5 [Illegible]
P0000301	8.000%	4,026.26	4,188.92		N		4% every 2 years	6/1/2007	3 Options of 5 [Illegible]
P0000302	8.000%	2,519.40	2,955.52		Y	Y	n/a	n/a	2 Options of 5 [Illegible]
P0000303	8.000%	2,758.99	2,948.68		Y	Y	n/a	n/a	2 Options of 5 [Illegible]
P0000304	8.000%	2,930.46	3,191.95		Y	Y	n/a	n/a	2 Options of 5 [Illegible]
P0000305	8.000%	2,659.16	3,059.84		Y	Y	n/a	n/a	2 Options of 5 [Illegible]
P0000306	8.000%	7,733.44	7,733.44		N		4% every 2 years	3/1/2006	2 Options of 5 [Illegible]
P0000309	8.000%	5,804.81	6,037.00		N		Every 2 years, lesser of 4% or 3 times	1/1/2008	4 Options of 5 [Illegible]
P0000310	8.000%	6,683.16	6,950.49		N		Every 2 years, lesser of 4% or 3 times	1/1/2008	4 Options of 5 [Illegible]
P0000311	8.000%	6,988.68	7,268.23		N		Every 2 years, lesser of 4% or 3 times	1/1/2008	4 Options of 5 [Illegible]
P0000312	8.000%	6,224.89	6,473.89		N		Every 2 years, lesser of 4% or 3 times	1/1/2008	4 Options of 5 [Illegible]
P0000313	8.000%	10,653.23	10,759.76		N		Lesser of 1% or 3 times CPI	4/1/2006	3 Options of 5 [Illegible]
P0000314	8.000%	19,648.29	19,844.77		N		Lesser of 1% or 3 times CPI	4/1/2006	3 Options of 5 [Illegible]
P0000315	8.000%	21,024.49	21,234.73		N		Lesser of 1% or 3 times CPI	4/1/2006	3 Options of 5 [Illegible]

Property ID	Initial Lease Rate	Initial Lease Payment (Monthly)	Current Lease Payment as of January	Additional CF	Percentage Rent Clause - Y/N	Percentage Rent Only	Lease Rate Increase - Description	Date of Next Bump in Rent	Lease Renewal Options
P0000316	8.000%	17,409.87	17,583.97		N		Lesser of 1% or 3 times CPI	4/1/2006	3 Options of 5 [Illegible]
P0000317	8.000%	7,254.15	7,326.69		N		Lesser of 1 % or 3 times CPI	4/1/2006	3 Options of 5 [Illegible]
P0000318	8.000%	20,949.93	21,159.43		N		Annually, lesser of 4.5% or 3 times [Illegible]	4/1/2006	3 Options of 5 [Illegible]
P0000319	8.000%	4,816.84	4,938.01		N		1.25% annually	8/1/2006	2 Options of 5 [Illegible]
P0000323	8.000%	8,990.80	9,350.43		N		Every 2 years, lesser of 4% or 3 times	11/1/2006	4 Options of 5 [Illegible]
P0000324	8.000%	4,256.11	4,256.11		N		n/a	n/a	2 Options of 5 [Illegible]
P0000326	8.000%	5,998.48	5,998.48		N		n/a	n/a	2 Options of 5 [Illegible]
P0000327	8.000%	7,144.59	7,144.59		Y		n/a	n/a	4 Options of 5 [Illegible]
P0000328	8.000%	6,170.73	6,170.73		Y		n/a	n/a	4 Options of 5 [Illegible]
P0000329	8.000%	8,285.48	8,285.48		Y		n/a	n/a	4 Options of 5 [Illegible]
P0000330	8.000%	8,024.03	8,024.03		Y		n/a	n/a	2 Options of 5 [Illegible]
P0000331	8.000%	6,566.98	6,712.84		N		n/a	n/a	2 Options of 5 [Illegible]
P0000332	8.000%	6,269.61	6,359.27		N		n/a	n/a	2 Options of 5 [Illegible]
P0000336	8.000%	6,541.26	6,541.26		Y		n/a	n/a	2 Options of 5 [Illegible]
P0000338	8.000%	6,737.50	6,737.50		Y		n/a	n/a	2 Options of 5 [Illegible]
P0000349	8.000%	6,760.00	7,030.40		N		4% every 2 years	11/1/2006	2 Options of 5 [Illegible]
P0000350	8.000%	4,644.91	4,761.77		N		1.25% annually	7/1/2006	2 Options of 5 [Illegible]
P0000351	8.000%	4,915.75	4,915.75		N		n/a	n/a	2 Options of 5 [Illegible]
P0000354	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [Illegible]
P0000355	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [Illegible]
P0000356	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [Illegible]
P0000357	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [Illegible]
P0000358	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [Illegible]
P0000359	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [Illegible]
P0000360	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [Illegible]
P0000361	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [Illegible]
P0000362	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [Illegible]
P0000363	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [Illegible]
P0000364	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [Illegible]
P0000365	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [Illegible]
P0000366	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [Illegible]
P0000367	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [Illegible]
P0000368	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [Illegible]
P0000369	8.800%	250,192.87	260,200.58		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [Illegible]
P0000370	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [Illegible]

Property ID	Initial Lease Rate	Initial Lease Payment (Monthly)	Current Lease Payment as of January	Additional CF	Percentage Rent Clause - Y/N	Percentage Rent Only	Lease Rate Increase - Description	Date of Next Bump in Rent	Lease Renewal Options
P0000371	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [illegible]
P0000372	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [illegible]
P0000373	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [illegible]
P0000374	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [illegible]
P0000375	8.800%	master lease	master lease		N		lesser of 4% or 4 times the CPI, every	12/1/2007	2 Options of 5 [illegible]
P0000378	8.000%	4,384.17	4,494.46		N		lesser of 1.25% or 3 times CPI	1/1/2007	2 Options of 5 [illegible]
P0000379	8.000%	9,076.18	9,521.91		N		Annually, previous year base annual [illegible]	9/1/2006	2 Options of 5 [illegible]
P0000380	8.500%	7,077.79	6,749.63		N		lesser of 1 .25% or 3 times CPI	8/1/2007	2 Options of 5 [illegible]
P0000381	8.000%	2,838.81	2,953.50		N		4% every 2 years	7/1/2007	3 Options of 5 [illegible]
P0000914	10.000%	master lease	master lease		N		Fixed rent schedule defined in lease [illegible]	8/1/2007	3 Options of 5 [illegible]
P0000915	10.000%	150,833.33	250,833.33		N		Fixed rent schedule defined in lease [illegible]	8/1/2007	3 Options of 5 [illegible]
P0000916	9.000%	27,656.25	27,656.25		N		Fixed rent schedule defined in lease [illegible]	8/1/2009	3 Options of 5 [illegible]
P0000917	9.500%	master lease	master lease		N		Fixed rent schedule defined in lease [illegible]	9/1/2009	3 Options of 5 [illegible]
P0000918	9.500%	30,479.17	37,248.76	6,770	N		Fixed rent schedule defined in lease [illegible]	9/1/2009	3 Options of 5 [illegible]
P0000919	8.100%	37,214.00	38,976.00		N		per fixed rent schedule in lease	9/1/2006	3 Options of 5 [illegible]
P0000390	8.200%	master lease	master lease		N		4.04% every 2 years	4/1/2007	2 Options of 5 [illegible]
P0000391	8.200%	44,650.32	46,454.19		N		4.04% every 2 years	4/1/2007	2 Options of 5 [illegible]
P0000392	8.200%	master lease	master lease		N		4.04% every 2 years	4/1/2007	2 Options of 5 [illegible]
P0000393	8.200%	master lease	master lease		N		Fixed rent schedule defined in lease [illegible]	1/1/2007	3 Options of 5 [illegible]
P0000394	8.200%	master lease	master lease		N		Fixed rent schedule defined in lease [illegible]	1/1/2007	3 Options of 5 [illegible]
P0000395	8.200%	master lease	master lease		N		Fixed rent schedule defined in lease [illegible]	1/1/2007	3 Options of 5 [illegible]
P0000396	8.200%	50,477.00	52,496.00		N		Fixed rent schedule defined in lease [illegible]	1/1/2007	3 Options of 5 [illegible]
P0000397	8.200%	master lease	master lease		N		Fixed rent schedule defined in lease [illegible]	1/1/2007	3 Options of 5 [illegible]
P0000398	8.200%	master lease	master lease		N		Fixed rent schedule defined in lease [illegible]	1/1/2007	3 Options of 5 [illegible]
P0000399	8.200%	3,423.08	3,509.19		N		the lesser of 1.25% or CPI	10/1/2006	2 Options of 5 [illegible]
P0000400	8.200%	5,362.84	5,497.75		N		the lesser of 1.25% or CPI	10/1/2006	2 Options of 5 [illegible]
P0000401	8.200%	4,041.15	4,142.81		N		the lesser of 1.25% or CPI	1/1/2007	2 Options of 5 [illegible]
P0000402	8.200%	4,917.89	4,979.36		N		the lesser of 1.25% or CPI	1/1/2007	2 Options of 5 [illegible]
P0000403	8.200%	4,200.09	4,252.59		N		the lesser of 1.25% or CPI	6/1/2006	2 Options of 5 [illegible]
P0000404	8.200%	7,973.17	8,072.83		N		the lesser of 1.25% or CPI	1/1/2007	2 Options of 5 [illegible]
P0000405	8.200%	6,795.24	6,880.18		N		the lesser of 1.25% or CPI	1/1/2007	2 Options of 5 [illegible]
P0000406	8.200%	4,816.83	4,877.04		N		1.25% annually	8/1/2006	2 Options of 5 [illegible]
P0000408	8.200%	8,075.76	8,237.28		N		the lesser of 2% or CPI	4/1/2006	2 Options of 5 [illegible]
P0000409	8.200%	7,208.87	7,353.05		N		the lesser of 2% or CPI	4/1/2006	2 Options of 5 [illegible]
P0000410	8.200%	6,752.62	6,887.67		N		the lesser of 2% or CPI	4/1/2006	2 Options of 5 [illegible]

Property ID	Initial Lease Rate	Initial Lease Payment (Monthly)	Current Lease Payment as of January	Additional CF	Percentage Rent Clause - Y/N	Percentage Rent Only	Lease Rate Increase - Description	Date of Next Bump in Rent	Lease Renewal Options
P0000411	8.200%	6,720.09	6,720.09		N		the lesser of 4.04% or CPI	3/8/2006	2 Options of 5 [Illegible]
P0000412	8.200%	6,269.09	6,269.09		N		the lesser of 4.04% or CPI	3/8/2006	2 Options of 5 [Illegible]
P0000415	8.200%	4,830.00	4,830.00		N		Scheduled increase to 5,240.59	9/1/2009	1 Options of 5 [Illegible]
P0000416	8.200%	master lease	master lease		N		lesser of 6% or 1.25 X CPI every 5 [Illegible]	3/1/2010	3 Options of 5 [Illegible]
P0000417	8.200%	master lease	master lease		N		lesser of 6% or 1.25 X CPI every 5 [Illegible]	3/1/2010	3 Options of 5 [Illegible]
P0000418	8.200%	master lease	master lease		N		lesser of 6% or 1.25 X CPI every 5 [Illegible]	3/1/2010	3 Options of 5 [Illegible]
P0000419	8.200%	25,250.00	25,250.00		N		lesser of 6% or 1.25 X CPI every 5 [Illegible]	3/1/2010	3 Options of 5 [Illegible]
P0000420	8.200%	2,460.01	2,558.41		N		Every 2 years, lesser of 4% or 4 times	1/1/2008	2 Options of 5 [Illegible]
P0000421	8.200%	5,391.94	5,607.62		N		Every 2 years, lesser of 4% or 4 times	1/1/2008	2 Options of 5 [Illegible]
P0000424	8.200%	4,397.89	4,573.81		N		Every 2 years, lesser of 4% or 4 times	1/1/2008	2 Options of 5 [Illegible]
P0000425	8.200%	4,458.14	4,636.47		N		Every 2 years, lesser of 4% or 4 times	1/1/2008	2 Options of 5 [Illegible]
P0000426	8.200%	3,524.34	3,665.31		N		Every 2 years, lesser of 4% or 4 times	1/1/2008	2 Options of 5 [Illegible]
P0000428	8.000%	4,387.86	4,563.37		N		Every 2 years, lesser of 4% or 4 times	1/1/2008	2 Options of 5 [Illegible]
P0000429	6.200%	4,634.53	4,634.53		Y		n/a	n/a	4 Options of 5 [Illegible]
P0000431	8.200%	10,363.03	10,466.66		N		Lesser of 1% or 3 times CPI	4/1/2006	3 Options of 5 [Illegible]
P0000432	8.200%	21,140.57	21,351.98		N		Lesser of 1% or 3 times CPI	4/1/2006	3 Options of 5 [Illegible]
P0000433	8.200%	15,544.58	15,700.03		N		Lesser of 1% or 3 times CPI	4/1/2006	3 Options of 5 [Illegible]
P0000434	8.200%	8,438.96	8,438.96		Y		CPI for 60 days prior to the [Illegible]	1/1/2007	2 Options of 5 [Illegible]
P0000436	8.100%	11,194.38	11,642.16		N		the lesser of 4% or CPI	2/1/2007	2 Options of 5 [Illegible]
P0000437	8.400%	7,976.80	7,976.80		N		the lesser of 4% or CPI	7/1/2006	2 Options of 5 [Illegible]
P0000438	8.000%	8,887.15	9,242.64		N		the lesser of 4% or CPI	7/1/2007	2 Options of 5 [Illegible]
P0000439	8.000%	6,538.37	6,799.90		N		the lesser of 4% or CPI	7/1/2007	2 Options of 5 [Illegible]
P0000440	8.400%	6,364.21	6,364.21		N		the lesser of 4% or CPI	9/3/2006	2 Options of 5 [Illegible]
P0000442	8.400%	9,317.53	9,317.53		N		the lesser of 4% or CPI	7/1/2006	2 Options of 5 [Illegible]
P0000443	8.100%	9,903.40	10,299.54		N		the lesser of 4% or CPI	1/1/2007	2 Options of 5 [Illegible]
P0000446	8.000%	5,770.83	5,770.83		Y		n/a	n/a	2 Options of 5 [Illegible]
P0000449	8.100%	6,383.33	6,383.33		Y		n/a	n/a	2 Options of 5 [Illegible]
P0000450	8.100%	5,818.10	6,050.82		N		the lesser of 4% or CPI	10/1/2006	2 Options of 5 [Illegible]
P0000451	8.400%	10,537.48	10,537.48		N		the lesser of 4% or CPI	4/1/2006	2 Options of 5 [Illegible]
P0000453	8.100%	6,966.94	6,966.94		Y		n/a	n/a	2 Options of 5 [Illegible]
P0000454	8.400%	9,267.89	9,267.89		N		the lesser of 4% or CPI	4/1/2006	2 Options of 5 [Illegible]
P0000455	8.000%	5,764.92	5,995.52		N		the lesser of 4% or CPI	12/1/2006	2 Options of 5 [Illegible]
P0000456	8.200%	6,584.80	6,584.80		N		the lesser of 4.04% or CPI	3/8/2006	2 Options of 5 [Illegible]
P0000457	8.200%	6,359.29	6,359.29		N		the lesser of 4.04% or CPI	3/8/2006	2 Options of 5 [Illegible]
P0000459	8.200%	3,917.54	4,016.09		N		the lesser of 1.25% or CPI	10/1/2006	2 Options of 5 [Illegible]

Property ID	Initial Lease Rate	Initial Lease Payment (Monthly)	Current Lease Payment as of January	Additional CF	Percentage Rent Clause - Y/N	Percentage Rent Only	Lease Rate Increase - Description	Date of Next Bump in Rent	Lease Renewal Options
P0000920	8.850%	81,453.50	81,454.00		N		Fixed rent schedule defined in lease [illegible]	9/1/2009	4 Options of 5 [illegible]
P0000921	9.025%	57,156.75	57,156.75		N		lesser of scheduled amount or [illegible]	3/1/2009	1 Options of 5 [illegible]
P0000922	8.350%	master lease	master lease		N		Fixed rent schedule defined in lease [illegible]	10/1/2009	4 Options of 5 [illegible]
P0000923	8.350%	master lease	master lease		N		Fixed rent schedule defined in lease [illegible]	10/1/2009	4 Options of 5 [illegible]
P0000924	8.512%	master lease	master lease		N		Fixed rent schedule defined in lease [illegible]	10/1/2009	4 Options of 5 [illegible]
P0000925	8.299%	85,500.00	85,500.00		N		Fixed rent schedule defined in lease [illegible]	10/1/2009	4 Options of 5 [illegible]
P0000926	8.250%	master lease	master lease		N		1% annually	1/1/2007	4 Options of 5 [illegible]
P0000927	8.250%	master lease	master lease		N		1% annually	1/1/2007	4 Options of 5 [illegible]
P0000928	8.250%	master lease	master lease		N		1% annually	1/1/2007	4 Options of 5 [illegible]
P0000929	8.250%	23,375.00	23,608.75		N		1% annually	1/1/2007	4 Options of 5 [illegible]
P0000930	8.850%	52,810.00	52,810.00		N		Fixed rent schedule defined in lease [illegible]	10/1/2009	4 Options of 5 [illegible]
P0000931	8.900%	86,642.84	88,997.99		N		1.35% annually	1/1/2007	4 Options of 5 [illegible]
P0000932	8.400%	44,280.11	44,280.11		N		Fixed rent schedule defined in lease [illegible]	6/1/2009	1 Options of 5 [illegible]
P0000933	9.300%	37,807.50	37,807.50		N		10% every 5 years	9/1/2009	2 Options of 5 [illegible]
P0000934	8.850%	48,698.00	48,698.00		N		Fixed rent schedule defined in lease [illegible]	9/1/2009	4 Options of 5 [illegible]
P0000935	8.000%	46,200.00	47,355.00		N		2.5 annually	11/1/2006	3 Options of 5 [illegible]
P0000936	8.850%	62,737.00	62,737.00		N		Fixed rent schedule defined in lease [illegible]	10/1/2009	4 Options of 5 [illegible]
P0000937	2.519%	3,627.00	3,627.00		Y		n/a	n/a	2 Options of 5 [illegible]
P0000938	2.441%	5,343.00	5,343.00		Y		n/a	n/a	2 Options of 5 [illegible]
P0000939	2.528%	4,513.00	4,513.00		Y		n/a	n/a	2 Options of 5 [illegible]
P0000940	3.974%	4,434.19	4,434.19		Y		n/a	n/a	2 Options of 5 [illegible]
P0000941	4.374%	4,225.00	4,225.00		Y		n/a	n/a	2 Options of 5 [illegible]
P0000942	4.347%	3,692.00	3,692.00		Y		n/a	n/a	2 Options of 5 [illegible]
P0000943	2.833%	2,500.00	2,500.00		Y		n/a	n/a	2 Options of 5 [illegible]
P0000944	3.183%	3,975.00	3,975.00		Y		n/a	n/a	2 Options of 5 [illegible]
P0000945	3.567%	3,861.00	3,861.00		Y		n/a	n/a	2 Options of 5 [illegible]
P0000946 .	4.385%	4,674.00	4,674.00		Y		n/a	n/a	2 Options of 5 [illegible]
P0000947	4.337%	5,850.00	5,850.00		Y		n/a	n/a	2 Options of 5 [illegible]
P0000948	4.095%	4,091.87	4,091.87		Y		n/a	n/a	2 Options of 5 [illegible]
P0000949	4.354%	3,770.00	3,770.00		Y		n/a	n/a	2 Options of 5 [illegible]
P0000950	4.354%	3,770.00	3,770.00		Y		n/a	n/a	2 Options of 5 [illegible]
P0000951	10.000%	master lease	master lease		N		Fixed rent schedule defined in lease [illegible]	8/1/2007	3 Options of 5 [illegible]
P0000952	8.500%	65,064.00	65,064.00		N		Fixed rent schedule defined in lease [illegible]	10/1/2009	4 Options of 5 [illegible]
P0000953	9.056%	11,545.83	11,545.83		N		lesser of 10% or 1.25 times CPI	1/1/2015	8 Options of 5 y
P0000954	9.056%	10,866.67	10,866.67		N		lesser of 10% or 1.25 times CPI	1/1/2015	8 Options of 5 [illegible]

Property ID	Initial Lease Rate	Initial Lease Payment (Monthly)	Current Lease Payment as of January	Additional CF	Percentage Rent Clause - Y/N	Percentage Rent Only	Lease Rate Increase - Description	Date of Next Bump in Rent	Lease Renewal Options
P0000955	8.299%	16,979.17	16,979.17		N		lesser of 10% or 1.25 times CPI	1/1/2015	5 Options of 5 [illegible]
P0000956	9.052%	18,337.50	18,337.50		N		lesser of 10% or 1.25 times CPI	1/1/2015	8 Options of 5 [illegible]
P0000957	8.150%	10,187.50	10,187.50		N		lesser of 10% or 1.25 times CPI	1/1/2015	5 Options of 5 [illegible]
P0000958	9.051%	13,583.33	13,583.33		N		lesser of 10% or 1.25 times CPI	1/1/2015	8 Options of 5 [illegible]
P0000959	9.052%	17,658.33	17,658.33		N		lesser of 10% or 1.25 times CPI	1/1/2015	8 Options of 5 [illegible]
P0000960	8.850%	4,072.00	4,072.00		Y		n/a	n/a	2 Options of 5 [illegible]
P0000961	9.250%	master lease	master lease		N		Lesser of 6% or1.25 times the total [illegible]	1/1/2008	4 Options of 5 [illegible]
P0000962	9.250%	32,375.00	32,375.00		N		Lesser of 6% or 1.25 times the total [illegible]	1/1/2008	4 Options of 5 [illegible]
P0000963	8.000%	3,956.40	3,995.96		N		annually, lesser of 1% or CPI	1/1/2007	3 Options of 5 [illegible]
P0000964	8.000%	9,207.67	9,299.75		N		annually, lesser of 1% or CPI	1/1/2007	3 Options of 5 [illegible]
P0000965	8.000%	3,624.60	3,660.85		N		annually, lesser of 1% or CPI	1/1/2007	3 Options of 5 [illegible]
P0000966	8.000%	10,455.21	10,559.76		N		annually, lesser of 1% or CPI	1/1/2007	3 Options of 5 [illegible]
P0000967	7.500%	10,836.25	10,944.61		N		annually, lesser of 1% or CPI	1/1/2007	3 Options of 5 [illegible]
P0000968	7.500%	15,206.08	15,358.14		N		annually, lesser of 1% or CPI	1/1/2007	3 Options of 5 [illegible]
P0000969	8.500%	17,895.25	18,074.20		N		annually, lesser of 1% or CPI	1/1/2007	3 Options of 5 [illegible]
P0000970	8.000%	13,959.67	14,099.27		N		annually, lesser of 1% or CPI	1/1/2007	3 Options of 5 [illegible]
P0000971	8.000%	7,867.33	7,946.00		N		annually, lesser of 1% or CPI	1/1/2007	3 Options of 5 [illegible]
P0000972	8.000%	9,088.65	9,179.54		N		annually, lesser of 1% or CPI	1/1/2007	3 Options of 5 [illegible]
P0000973	8.000%	4,187.92	4,229.80		N		annually, lesser of 1% or CPI	1/1/2007	3 Options of 5 [illegible]
P0000673	4.845%	3,573.80	3,573.80		Y		n/a	n/a	2 Options of 5 y
P0000675	8.275%	3,727.33	3,727.33		Y		n/a	n/a	2 Options of 5 [illegible]
P0000676	7.198%	3,937.26	3,937.26		Y		n/a	n/a	2 Options of 5 [illegible]
P0000677	8.400%	5,043.68	5,043.68		Y		n/a	n/a	2 Options of 5 [illegible]
P0000678	7.119%	4,371.00	4,371.00		Y		n/a	n/a	2 Options of 5 [illegible]
P0000679	7.156%	3,620.35	3,620.35		Y		n/a	n/a	2 Options of 5 [illegible]
P0000680	8.750%	7,569.39	7,569.39		N		Every 2 years, lesser of 4% or 3 times	7/1/2006	5 Options of 5 [illegible]
P0000681	8.750%	10,686.21	10,686.21		N		Every 2 years, lesser of 4% or 3 times	7/1/2006	5 Options of 5 [illegible]
P0000682	8.750%	10,686.21	10,686.21		N		Every 2 years, lesser of 4% or 3 times	7/1/2006	5 Options of 5 [illegible]
P0000683	8.750%	7,213.19	7,213.19		N		Every 2 years, lesser of 4% or 3 times	7/1/2006	5 Options of 5 [illegible]
P0000685	8.750%	8,709.26	8,709.26		N		Every 2 years, lesser of 4% or 3 times	7/1/2006	5 Options of 5 [illegible]
P0000687	8.750%	6,073.31	6,073.31		N		Every 2 years, lesser of 4% or 3 times	7/1/2006	5 Options of 5 [illegible]
P0000688	8.750%	7,480.35	7,480.35		N		Every 2 years, lesser of 4% or 3 times	7/1/2006	5 Options of 5 [illegible]
P0000689	8.750%	10,330.00	10,330.00		N		Every 2 years, lesser of 4% or 3 times	7/1/2006	5 Options of 5 [illegible]
P0000691	8.750%	4,808.79	4,808.79		N		Every 2 years, lesser of 4% or 3 times	7/1/2006	5 Options of 5 [illegible]
P0000692	6.030%	4,291.50	4,291.51		Y		n/a	n/a	2 Options of 5 [illegible]

Property ID	Initial Lease Rate	Initial Lease Payment (Monthly)	Current Lease Payment as of January	Additional CF	Percentage Rent Clause - Y/N	Percentage Rent Only	Lease Rate Increase - Description	Date of Next Bump in Rent	Lease Renewal Options
P0000974	8.150%	22,412.50	22,412.50		N		Lesser of 10% or 1.25X CPI at [illegible]	2/1/2015	8 Options of 5 [illegible]
P0000975	8.400%	39,569.95	39,569.95		N		lesser of $523,292.40 or the Base [illegible]	11/1/2010	5 Options of 5 [illegible]
P0000976	8.166%	11,145.80	11,145.80		N		annually, CPI	1/1/2007	No renewal [illegible]
P0000977	7.855%	42,165.50	42,165.50	1,521	N		annually, CPI	1/1/2007	No renewal [illegible]
P0000978	8.166%	22,933.04	22,933.04		N		annually, CPI	1/1/2007	No renewal [illegible]
P0000979	8.166%	34,833.89	34,833.89		N		annually, CPI	1/1/2007	No renewal [illegible]
P0000980	8.149%	21,219.33	21,219.33		N		Annually, starting 61st month, CPI	3/1/2010	2 options of 5 [illegible]
P0000706	8.796%	22,797.92	22,797.92		N		Annually, lesser of 1.5% or 1.25 times	4/1/2006	4 options of 5 [illegible]
P0000707	8.930%	28,280.19	28,280.19		N		lesser of 10% or 1.25 times CPI every	3/31/2010	6 options of 5 [illegible]
P0000708	8.000%	master lease	master lease		N		every 5 years 10%	4/1/2010	4 options of 5 [illegible]
P0000709	8.000%	master lease	master lease		N		every 5 years 10%	4/1/2010	4 options of 5 [illegible]
P0000710	8.000%	master lease	master lease		N		every 5 years 10%	4/1/2010	4 options of 5 [illegible]
P0000711	8.000%	102,490.67	87,468.89		N		every 5 years 10%	4/1/2010	4 options of 5 [illegible]
P0000730	8.500%	67,291.67	67,291.67		N		1% increase annually	4/1/2006	5 Options of 5 [illegible]
P0000731	8.500%	60,208.00	60,208.33		N		1% increase annually	4/1/2006	5 Options of 5 [illegible]
P0000732	8.800%	24,479.17	24,479.17		N		every 5 years based on article III	10/1/2009	3 Options of 5 [illegible]
P0000737	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	4/1/2010	4 options of 5 [illegible]
P0000738	8.500%	12,100.00	12,100.00		N		every 5 years 10%	1/1/2009	3 options of 5 [illegible]
P0000747	9.050%	25,300.50	25,300.50		N		Fixed rent schedule defined in lease [illegible]	6/1/2006	3 options of 5 [illegible]
P0000748	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000749	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000750	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000751	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000752	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000753	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000754	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000755	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000756	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000757	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000758	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000759	8.000%	126,666.67	126,666.67		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000760	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000761	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000762	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000763	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]

Property ID	Initial Lease Rate	Initial Lease Payment (Monthly)	Current Lease Payment as of January	Additional CF	Percentage Rent Clause - Y/N	Percentage Rent Only	Lease Rate Increase - Description	Date of Next Bump in Rent	Lease Renewal Options
P0000764	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000765	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000766	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000767	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000768	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000769	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000770	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000771	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]
P0000772	8.000%	master lease	master lease		N		every 5 years lesser of 10% or 1.25 [illegible]	6/1/2010	4 options of 5 [illegible]

Property ID	Is Lease Triple Net	Insurance Carrier Y/N?	Tenant Purchase Option	Timing Tenant Purchase Option	Tenant Purchase Option Price	Tenant Purchase Option Summary (requested by Citi)	Obligor	Corporate FCC	Est. Unit FCCR based on Regression or other method
E000787	n/a	Y	n/a	n/a	n/a	n/a	1.40	Y
P0000891	Y	Y	N	n/a	n/a	n/a	2.15	N
P0000892	Y	Y	N	n/a	n/a	n/a	2.15	N
P0000893	Y	Y	N	n/a	n/a	n/a	2.15	N
P0000894	Y	Y	N	n/a	n/a	n/a	2.15	N
P0000981	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000982	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000983	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000984	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000985	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000986	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000987	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000988	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000989	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000990	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000991	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000992	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000993	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000994	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000995	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000996	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000997	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000998	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0000999	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0001000	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0001001	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0001002	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0001003	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0001004	n/a	Y	N	n/a	n/a	n/a	3 05	N
P0001005	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0001006	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0001007	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0001008	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0001009	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0001010	n/a	Y	N	n/a	n/a	n/a	3.05	N

Property ID	Is Lease Triple Net	Insurance Carrier Y/N?	Tenant Purchase Option	Timing Tenant Purchase Option	Tenant Purchase Option Price	Tenant Purchase Option Summary (requested by Citi)	Obligor	Corporate FCC	Est. Unit FCCR based on Regression or other method
P0001011	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0001012	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0001013	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0001014	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0001015	n/a	Y	N	n/a	n/a	n/a	3.05	N
P0001016	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001017	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001018	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001019	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001020	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001021	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001022	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001023	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001024	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001025	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001026	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001027	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001028	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001029	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001030	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001031	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001032	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001033	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001034	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001035	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001036	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001037	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001038	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001039	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001040	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001041	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001042	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001043	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001044	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001045	n/a	Y	N	n/a	n/a	n/a	3.40	N

Property ID	Is Lease Triple Net	Insurance Carrier Y/N?	Tenant Purchase Option	Timing Tenant Purchase Option	Tenant Purchase Option Price	Tenant Purchase Option Summary (requested by Citi)	Obligor	Corporate FCC	Est. Unit FCCR based on Regression or other method
P0001046	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0001047	n/a	Y	N	n/a	n/a	n/a	3.40	N
P0000895	Y	Y	N	n/a	n/a	n/a	2.95	N
P0000896	Y	Y	Y	upon reciept of a [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	2.39	N
P0000897	Y	Y	Y	upon reciept of a [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	2.39	N
P0000898	Y	Y	Y	upon reciept of a [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	2.39	N
P0000899	Y	Y	Y	upon reciept of a [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	2.39	N
P0000900	Y	Y	Y	upon reciept of a [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	2.39	N
P0000901	Y	Y	Y	upon reciept of a [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	2.39	N
P0000902	Y	Y	Y	upon reciept of a [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	2.39	N
P0000903	Y	Y	Y	upon reciept of a [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	2.39	N
P0000904	Y	Y	Y	upon reciept of a [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	2.39	N
P0000905	Y	Y	N	n/a	n/a	n/a	3.01	Y
P0000906	Y	Y	N	n/a	n/a	n/a	1.34	Y	1.50
P0000907	Y	Y	Y	90 days [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	90 days prior to [ILLEGIBLE]	1.50	N
P0000908	Y	Y	Y	90 days [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	90 days prior to [ILLEGIBLE]	1.50	N
P0000909	Y	Y	Y	90 days [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	90 days prior to [ILLEGIBLE]	1.50	N
P0000910	Y	Y	Y	90 days [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	90 days prior to [ILLEGIBLE]	1.50	N
P0000911	Y	Y	Y	90 days [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	90 days prior to [ILLEGIBLE]	1.50	N
P0000912	Y	Y	Y	90 days [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	90 days prior to [ILLEGIBLE]	1.50	N
P0000913	Y	Y	Y	Lessee shall have [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	after Lease Year 4	1.50	N
P0000300	Y	Y	N	n/a	n/a	n/a	3.68	N
P0000301	Y	Y	N	n/a	n/a	n/a	3.68	N
P0000302	Y	Y	Y	After initial 24 [ILLEGIBLE]	FMV determined [ILLEGIBLE]	After initial 24 [ILLEGIBLE]	3.68	N
P0000303	Y	Y	Y	After initial 24 [ILLEGIBLE]	FMV determined [ILLEGIBLE]	After initial 24 [ILLEGIBLE]	3.68	N
P0000304	Y	Y	Y	After initial 24 [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	After initial 24 [ILLEGIBLE]	3.68	N
P0000305	Y	Y	Y	after initial 24 [ILLEGIBLE]	FMV determined b [ILLEGIBLE]	After initial 24 [ILLEGIBLE]	3.68	N
P0000306	Y	Y	Y	90 days prior to 10	greater of FMV or [ILLEGIBLE]	Lease year 10, 15 a	1.74	N
P0000309	Y	Y	N	n/a	n/a	n/a	1.81	N
P0000310	Y	Y	N	n/a	n/a	n/a	1.81	N
P0000311	Y	Y	N	n/a	n/a	n/a	1.81	N
P0000312	Y	Y	N	n/a	n/a	n/a	1.81	N
P0000313	Y	Y	N	n/a	n/a	n/a	2.40	N
P0000314	Y	Y	N	n/a	n/a	n/a	2.40	N
P0000315	Y	Y	N	n/a	n/a	n/a	2.40	N

Property ID	Is Lease Triple Net	Insurance Carrier Y/N?	Tenant Purchase Option	Timing Tenant Purchase Option	Tenant Purchase Option Price	Tenant Purchase Option Summary (requested by Citi)	Obligor	Corporate FCC	Est. Unit FCCR based on Regression or other method
P0000316	Y	Y	N	n/a	n/a	n/a	2.40	N
P0000317	Y	Y	N	n/a	n/a	n/a	2.40	N
P0000318	Y	Y	N	n/a	n/a	n/a	2.40	N
P0000319	Y	Y	Y	90 days prior to [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10, 15 [ILLEGIBLE]	2.95	N
P0000323	Y	Y	Y	90 days before [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	2.35	N
P0000324	Y	Y	N	n/a	n/a	n/a	1.09	N
P0000326	Y	Y	Y	90 days before [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10, 15 [ILLEGIBLE]	2.95	N
P0000327	Y	Y	N	n/a	n/a	n/a	2.43	N
P0000328	Y	Y	N	n/a	n/a	n/a	2.43	N
P0000329	Y	Y	N	n/a	n/a	n/a	2.43	N
P0000330	Y	Y	Y	90 days prior to [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10, 15 [ILLEGIBLE]	2.01	N
P0000331	Y	Y	Y	90 days before [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10, 15 [ILLEGIBLE]	4.23	N
P0000332	Y	Y	Y	90 days before [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10, 15 [ILLEGIBLE]	4.23	N
P0000336	Y	Y	Y	90 days before [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10, 15 [ILLEGIBLE]	1.49	N
P0000338	Y	Y	Y	90 days prior to [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10, 15 [ILLEGIBLE]	2.10	N
P0000349	Y	Y	Y	90 days prior to [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10, 15 [ILLEGIBLE]	1.74	N
P0000350	Y	Y	Y	90 days before [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10, 15 [ILLEGIBLE]	2.95	N
P0000351	Y	Y	Y	90 days before [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10, 15 [ILLEGIBLE]	2.95	N
P0000354	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000355	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000356	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000357	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000358	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000359	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000360	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000361	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000362	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000363	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000364	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000365	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000366	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000367	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000368	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000369	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000370	Y	Y	N	n/a	n/a	n/a	1.37	N

Property ID	Is Lease Triple Net	Insurance Carrier Y/N?	Tenant Purchase Option	Timing Tenant Purchase Option	Tenant Purchase Option Price	Tenant Purchase Option Summary (requested by Citi)	Obligor	Corporate FCC	Est. Unit FCCR based on Regression or other method
P0000371	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000372	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000373	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000374	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000375	Y	Y	N	n/a	n/a	n/a	1.37	N
P0000378	Y	Y	Y	90 days prior to [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	Lease year 10, 15 [ILLEGIBLE]	2.95	N
P0000379	Y	Y	Y	90 days after [ILLEGIBLE]	appraisal price	Lease year 10, 15 [ILLEGIBLE]	4.23	N
P0000380	Y	Y	Y	90 days prior to [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	2.95	N
P0000381	Y	Y	N	n/a	n/a	n/a	3.68	N
P0000914	Y	Y	Y	Lessee shall have [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	End of Lease Year	1.30	N
P0000915	Y	Y	Y	Lessee shall have [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	End of Lease Year	1.30	N
P0000916	Y	Y	N	n/a	n/a	n/a	3.01	Y
P0000917	Y	Y	N	n/a	n/a	n/a	1.93	N
P0000918	Y	Y	N	n/a	n/a	n/a	1.93	N
P0000919	Y	Y	N	n/a	n/a	n/a	1.55	Y
P0000390	Y	Y	Y	90 days immediate [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	Lease year l0 and [ILLEGIBLE]	1.73	N
P0000391	Y	Y	Y	90 days immediate [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	1.73	N
P0000392	Y	Y	Y	90 days immediate [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	1.73	N
P0000393	Y	Y	Y	90 days before [ILLEGIBLE]	greater of [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	1.13	N
P0000394	Y	Y	Y	90 days before [ILLEGIBLE]	greater of [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	1.13	N
P0000395	Y	Y	Y	90 days before [ILLEGIBLE]	greater of [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	1.13	N
P0000396	Y	Y	Y	90 days before [ILLEGIBLE]	greater of [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	1.13	N
P0000397	Y	Y	Y	90 days before [ILLEGIBLE]	greater of [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	1.13	N
P0000398	Y	Y	Y	90 days before [ILLEGIBLE]	greater of [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	1.13	N
P0000399	Y	Y	Y	90 days preceding [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	Lease year 10, 15 [ILLEGIBLE]	2.95	N
P0000400	Y	Y	Y	90 days preceding [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	Lease year 10, 15 [ILLEGIBLE]	2.95	N
P0000401	Y	Y	Y	90 days before [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	2.95	N
P0000402	Y	Y	Y	90 days immediate [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	Lease year 10, 15[ILLEGIBLE]	2.95	N
P0000403	Y	Y	Y	90 days before [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	2.95	N
P0000404	Y	Y	Y	90 days before [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	2.95	N
P0000405	Y	Y	Y	90 days before [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	Lease year 10 and ‘[ILLEGIBLE]	2.95	N
P0000406	Y	Y	Y	90 days immediate [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	Lease year 10, 15 [ILLEGIBLE]	2.95	N
P0000408	Y	Y	Y	90 days before [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	2.95	N
P0000409	Y	Y	Y	90 days before [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	2.95	N
P0000410	Y	Y	Y	90 days before [ILLEGIBLE]	greater of FMV [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	2.95	N

Property ID	Is Lease Triple Net	Insurance Carrier Y/N?	Tenant Purchase Option	Timing Tenant Purchase Option	Tenant Purchase Option Price	Tenant Purchase Option Summary (requested by Citi)	Obligor	Corporate FCC	Est. Unit FCCR based on Regression or other method
P0000411	Y	Y	Y	90 days before [illegible]	greater of FMV or [illegible]	Lease year 10 and [illegible]	2.95	N
P0000412	Y	Y	Y	90 days before [illegible]	greater of FMV or [illegible]	Lease year 10 and [illegible]	2.95	N
P0000415	Y	Y	N	n/a	n/a	n/a	2.61	N
P0000416	Y	Y	Y	upon receipt of a [illegible]	same as bona-fide [illegible]	upon receipt of a [illegible]	2.39	N
P0000417	Y	Y	Y	Upon receipt of a [illegible]	same as bona-fide [illegible]	upon receipt of a [illegible]	2.39	N
P0000418	Y	Y	Y	upon receipt of a [illegible]	same as bona-fide [illegible]	upon receipt of a [illegible]	2.39	N
P0000419	Y	Y	Y	upon receipt of a [illegible]	same as bona-fide [illegible]	upon receipt of a [illegible]	2.39	N
P0000420	Y	Y	Y	Within 90 days of [illegible]	greater of FMV or [illegible]	Lease year 10 and [illegible]	2.04	N
P0000421	Y	Y	Y	Within 90 days of [illegible]	greater of FMV or [illegible]	Lease year 10 and [illegible]	2.04	N
P0000424	Y	Y	Y	Within 90 days of [illegible]	greater of FMV or [illegible]	Lease year 10 and [illegible]	2.04	N
P0000425	Y	Y	Y	Within 90 days of [illegible]	greater of FMV or [illegible]	Lease year 10 and [illegible]	2.04	N
P0000426	Y	Y	Y	Within 90 days of [illegible]	greater of FMV or [illegible]	Lease year 10 and [illegible]	2.04	N
P0000428	Y	Y	Y	Within 90 days of [illegible]	greater of FMV or [illegible]	Lease year 10 and [illegible]	2.04	N
P0000429	Y	Y	N	n/a	n/a	n/a	2.01	N
P0000431	Y	Y	Y	90 days preceding	greater of FMV or [illegible]	Lease year 10, 15 [illegible]	2.40	N
P0000432	Y	Y	Y	90 days preceding	greater of FMV or [illegible]	Lease year 10, 15 [illegible]	2.40	N
P0000433	Y	Y	Y	90 days preceding	greater of FMV or [illegible]	Lease year 10, 15 [illegible]	2.40	N
P0000434	Y	Y	Y	90 days [illegible]	greater of FMV or [illegible]	Lease year 10, 15 [illegible]	1.91	N
P0000436	Y	Y	Y	Purchase Window: [illegible]	Purchase Window:	Lease year 10, 15 [illegible]	2.59	N
P0000437	Y	Y	Y	Purchase Window: [illegible]	Purchase Window:	Lease year 10, 15 [illegible]	2.59	N
P0000438	Y	Y	Y	90 days before [illegible]	greater of FMV or [illegible]	Lease year 10, 15 [illegible]	2.59	N
P0000439	Y	Y	Y	90 days before [illegible]	greater of FMV or [illegible]	Lease year 10, 15 [illegible]	2.59	N
P0000440	Y	Y	Y	(a) If Lessee does [illegible]	greater of FMV or [illegible]	Lease year 10, 15 [illegible]	2.59	N
P0000442	Y	Y	Y	90 days preceding	10th -122% of [illegible]	Lease year 10, 15 [illegible]	2.59	N
P0000443	Y	Y	Y	90 days preceding [illegible]	10th -122% of [illegible]	Lease year 10, 15 [illegible]	2.59	N
P0000446	Y	Y	Y	Purchase Window:	FMV but not less [illegible]	Effective date 3/1/2	2.59	N
P0000449	Y	Y	Y	Any time after 3/1/2007 [illegible]	Purchase [illegible]	Effective date 3/1/2 [illegible]	2.59	N
P0000450	Y	Y	Y	90 days before [illegible]	greater of FMV or [illegible]	90 days before year	2.59	N
P0000451	Y	Y	N	n/a	n/a	n/a	2.59	N
P0000453	Y	Y	N	n/a	n/a	n/a	2.59	N
P0000454	Y	Y	Y	90 days preceding	10th -122% of [illegible]	Lease year 10, 15 [illegible]	2.59	N
P0000455	Y	Y	Y	90 days before [illegible]	greater of FMV or [illegible]	Effective 1/1/09 [illegible]	2.59	N
P0000456	Y	Y	Y	90 days before [illegible]	greater of FMV or [illegible]	Lease year 10 and [illegible]	2.95	N
P0000457	Y	Y	Y	90 days before [illegible]	greater of FMV or [illegible]	Lease year 10 and [illegible]	2.95	N
P0000459	Y	Y	Y	90 days before [illegible]	greater of FMV or [illegible]	Lease year 10 and [illegible]	2.95	N

Propery ID	Is Lease Triple Net	Insurance Carrier Y/N?	Tenant Purchase Option	Timing Tenant Purchase Option	Tenant Purchase Option Price	Tenant Purchase Option Summary (requested by Citi)	Obligor	Corporate FCC	Est. Unit FCCR based on Regression or other method
P0000920	Y	Y	N	n/a	n/a	n/a	1.37	Y
P0000921	Y	Y	N	n/a	n/a	n/a	2.15	Y	2.02
P0000922	Y	Y	N	n/a	n/a	n/a	1.72	N
P0000923	Y	Y	N	n/a	n/a	n/a	1.72	N
P0000924	Y	Y	N	n/a	n/a	n/a	1.72	N
P0000925	Y	Y	N	n/a	n/a	n/a	1.72	N
P0000926	Y	Y	N	n/a	n/a	n/a	3.05	N
P0000927	Y	Y	N	n/a	n/a	n/a	3.05	N
P0000928	Y	Y	N	n/a	n/a	n/a	3.05	N
P0000929	Y	Y	N	n/a	n/a	n/a	3.05	N
P0000930	Y	Y	N	n/a	n/a	n/a	1.37	Y
P0000931	Y	Y	N	n/a	n/a	n/a	2.95	N
P0000932	Y	Y	N	n/a	n/a	n/a	2.32	N
P0000933	Y	Y	N	n/a	n/a	n/a	3.92	N
P0000934	Y	Y	N	n/a	n/a	n/a	1.37	Y
P0000935	Y	Y	N	n/a	n/a	n/a	1.55	Y
P0000936	Y	Y	N	n/a	n/a	n/a	1.37	Y
P0000937	Y	Y	N	n/a	n/a	n/a	6.07	Y
P0000938	Y	Y	N	n/a	n/a	n/a	6.07	Y	3.94
P0000939	Y	Y	N	n/a	n/a	n/a	6.07	Y	2.94
P0000940	Y	Y	N	n/a	n/a	n/a	6.07	Y	2.94
P0000941	Y	Y	N	n/a	n/a	n/a	6.07	Y	1.82
P0000942	Y	Y	N	n/a	n/a	n/a	6.07	Y	1.65
P0000943	Y	Y	N	n/a	n/a	n/a	6.07	Y	3.94
P0000944	Y	Y	N	n/a	n/a	n/a	6.07	Y	4.64
P0000945	Y	Y	N	n/a	n/a	n/a	6.07	Y	3.69
P0000946	Y	Y	N	n/a	n/a	n/a	6.07	Y	2.54
P0000947	Y	Y	N	n/a	n/a	n/a	6.07	Y	1.50
P0000948	Y	Y	N	n/a	n/a	n/a	6.07	Y	3.29
P0000949	Y	Y	N	n/a	n/a	n/a	6.07	Y	2.28
P0000950	Y	Y	N	n/a	n/a	n/a	6.07	Y	2.98
P0000951	Y	Y	Y	Lessee shall have [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	After Lease Year 4	1.30	N
P0000952	Y	Y	N	n/a	n/a	n/a	1.37	Y
P0000953	Y	Y	N	n/a	n/a	n/a	2.22	N
P0000954	Y	Y	N	n/a	n/a	n/a	2.22	N

Property ID	Is Lease Triple Net	Insurance Carrier Y/N?	Tenant Purchase Option	Timing Tenant Purchase Option	Tenant Purchase Option Price	Tenant Purchase Option Summary (requested by Citi)	Obligor	Corporate FCC	Est. Unit FCCR based on Regression or other method
P0000955	Y	Y	N	n/a	n/a	n/a	2.22	N
P0000956	Y	Y	N	n/a	n/a	n/a	2.22	N
P0000957	Y	Y	N	n/a	n/a	n/a	2.22	N
P0000958	Y	Y	N	n/a	n/a	n/a	2.22	N
P0000959	Y	Y	N	n/a	n/a	n/a	2.22	N
P0000960	Y	Y	N	n/a	n/a	n/a	6.07	Y	3.86
P0000961	Y	Y	N	n/a	n/a	n/a	1.99	N
P0000962	Y	Y	N	n/a	n/a	n/a	1.99	N
P0000963	Y	Y	N	n/a	n/a	n/a	1.75	Y
P0000964	Y	Y	N	n/a	n/a	n/a	1.75	Y
P0000965	Y	Y	N	n/a	n/a	n/a	1.75	Y
P0000966	Y	Y	N	n/a	n/a	n/a	1.75	Y
P0000967	Y	Y	N	n/a	n/a	n/a	1.75	Y
P0000968	Y	Y	N	n/a	n/a	n/a	1.75	Y
P0000969	Y	Y	N	n/a	n/a	n/a	1.75	Y
P0000970	Y	Y	N	n/a	n/a	n/a	1.75	Y
P0000971	Y	Y	N	n/a	n/a	n/a	1.75	Y
P0000972	Y	Y	N	n/a	n/a	n/a	1.75	Y
P0000973	Y	Y	N	n/a	n/a	n/a	1.75	Y
P0000673	Y	Y	N	n/a	n/a	n/a	2.59	N
P0000675	Y	Y	N	n/a	n/a	n/a	2.59	N
P0000676	Y	Y	N	n/a	n/a	n/a	2.59	N
P0000677	Y	Y	N	n/a	n/a	n/a	2.59	N
P0000678	Y	Y	N	n/a	n/a	n/a	2.59	N
P0000679	Y	Y	N	n/a	n/a	n/a	2.59	N
P0000680	Y	Y	Y	during 90 days [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	2.35	N
P0000681	Y	Y	Y	during 90 days [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	2.35	N
P0000682	Y	Y	Y	during 90 days [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	2.35	N
P0000683	Y	Y	Y	during 90 days [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	2.35	N
P0000685	Y	Y	Y	during 90 days [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	2.35	N
P0000687	Y	Y	Y	during 90 days [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	2.35	N
P0000688	Y	Y	Y	during 90 days [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	2.35	N
P0000689	Y	Y	Y	during 90 days [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	2.35	N
P0000691	Y	Y	Y	during 90 days [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 10 and [ILLEGIBLE]	2.35	N
P0000692	Y	Y	N	n/a	n/a	n/a	2.59	N

Property ID	Is Lease Triple Net	Insurance Carrier Y/N?	Tenant Purchase Option	Timing Tenant Purchase Option	Tenant Purchase Option Price	Tenant Purchase Option Summary (requested by Citi)	Obligor	Corporate FCC	Est. Unit FCCR based on Regression or other method
P0000974	Y	Y	N	n/a	n/a	n/a	2.22	Y	5.00
P0000975	Y	Y	N	n/a	n/a	n/a	1.10	Y
P0000976	Y	Y	N	n/a	n/a	n/a	5.08	N
P0000977	Y	Y	N	n/a	n/a	n/a	5.08	N
P0000978	Y	Y	N	n/a	n/a	n/a	5.08	N
P0000979	Y	Y	N	n/a	n/a	n/a	5.08	N
P0000980	Y	Y	N	n/a	n/a	n/a	4.10	Y
P0000706	Y	Y	Y	between 4/1 /09 [ILLEGIBLE]	FMV or purchase [ILLEGIBLE]	Lease year 4	1.86	N
P0000707	Y	Y	Y	during first 181 day [ILLEGIBLE]	greater of FMV or [ILLEGIBLE]	Lease year 5	1.66	N
P0000708	Y	Y	N	n/a	n/a	n/a	1.81	N
P0000709	Y	Y	N	n/a	n/a	n/a	1.81	N
P0000710	Y	Y	N	n/a	n/a	n/a	1.81	N
P0000711	Y	Y	N	n/a	n/a	n/a	1.81	N
P0000730	Y	Y	N	n/a	n/a	n/a	2.60	N
P000073I	Y	Y	N	n/a	n/a	n/a	2.60	N
P0000732	Y	Y	N	n/a	n/a	n/a	3.01	Y
P0000737	Y	Y	N	n/a	n/a	n/a	1.81	N
P0000738	Y	Y	N	n/a	n/a	n/a	2.22	Y
P0000747	Y	Y	N	n/a	n/a	n/a	2.25	Y
P0000748	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N
P0000749	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N
P0000750	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N
P0000751	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N
P0000752	Y	Y	Y.	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N
P0000753	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide[ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N
P0000754	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N
P0000755	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N
P0000756	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N
P0000757	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N
P0000758	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N
P0000759	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N
P0000760	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N
P0000761	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N
P0000762	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N
P0000763	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N

Property ID	Is Lease Triple Net	Insurance Carrier Y/N?	Tenant Purchase Option	Timing Tenant Purchase Option	Tenant Purchase Option Price	Tenant Purchase Option Summary (requested by Citi)	Obligor	Corporate FCC	Est. Unit FCCR based on Regression or other method
P0000764	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N

P0000765	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N

P0000766	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N

P0000767	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N

P0000768	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N

P0000769	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N

P0000770	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N

P0000771	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N

P0000772	Y	Y	Y	after 3rd year, [ILLEGIBLE]	same as bona-fide [ILLEGIBLE]	upon reciept of a [ILLEGIBLE]	1.40	N

EXHIBIT B

FORM OF REQUEST FOR RELEASE — PROPERTY MANAGER

[Date]

LaSalle Bank, National Association

[ADDRESS]

Citibank, N.A.

388 Greenwich Street

14th Floor New York, New York 10013

Attention: Agency and Trust, Spirit Master Funding Series 200[    ]-[    ]

Spirit Master Funding, LLC

[ADDITIONAL ISSUERS]

14631 N. Scottsdale Road, Suite 200

Scottsdale, Arizona 85254

Re:	Spirit Master Funding. Net-Lease Mortgage Notes, Spirit Master Funding Series 200[ ]-[ ]

In connection with the administration of the Lease Files held by or on behalf of you as trustee under that certain Amended and Restated Property Management and Servicing Agreement, dated as of March 17, 2006 (the “Property Management Agreement”), among Spirit Master Funding, LLC and [ADDITIONAL ISSUERS], each as an issuer (each, an “Issuer”), the undersigned, as property manager (the “Property Manager”) and special servicer (the “Special Servicer”) and Midland Loan Services, Inc., as back-up manager (the “Back-Up Manager”), the undersigned as Property Manager hereby requests a release of the Lease File (or the portion thereof specified below) held by the Custodian on behalf of the Indenture Trustee with respect to the following described Lease for the reason indicated below.

Tenant’s Name:

Address:

Lease No.:

If only particular documents in the Lease File are requested, please specify which:

Reason for requesting Lease File (or portion thereof):

1.	Lease paid in full and terminated.

The undersigned hereby certifies that all amounts received in connection with the Lease that are required to be deposited in the Collection Account

B-1

pursuant to the Property Management Agreement, have been or will be so deposited.

2.	Other. (Describe)

The undersigned acknowledges that the above Lease File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Property Management Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Lease has become a Liquidated Lease, in which case the Lease File (or such portion thereof) will be retained by us permanently.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Property Management Agreement.

SPIRIT FINANCE CORPORATION as Property Manager

By:
Name:
Title:

B-2

EXHIBIT C

FORM OF REQUEST FOR RELEASE — SPECIAL SERVICER

[Date]

LaSalle Bank, National Association

[ADDRESS]

Spirit Master Funding, LLC

[ADDITIONAL ISSUERS]

14631 N. Scottsdale Road, Suite 200

Scottsdale, Arizona 85254

Re:	Spirit Master Funding, LLC. Net-Lease Mortgage Notes, Spirit Master Funding Series 200[ ]-[ ]

In connection with the administration of the Lease Files held by or on behalf of you as trustee under that certain Amended and Restated Property Management and Servicing Agreement, dated as of March 17, 2006 (the “Property Management Agreement”); among Spirit Master Funding, LLC and [ADDITIONAL ISSUERS], each as issuer (each, an “Issuer”), the undersigned, as property manager (the “Property Manager”) and special servicer (the “Special Servicer”) and Midland Loan Services, Inc., as back-up manager (the “Back-Un Manager”), the undersigned as Special Servicer hereby requests a release of the Lease File (or the portion thereof specified below) held by the Custodian on behalf of the Indenture Trustee with respect to the following described Lease for the reason indicated below.

Tenant’s Name:

Address:

Loan No.:

If only particular documents in the Lease File are requested, please specify which:

Reason for requesting Lease File (or portion thereof):

1.	The Tenant is being evicted.

2.	Other. (Describe)

The undersigned acknowledges that the above Lease File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Property Management Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless (i) the Tenant is being evicted, in which case the Lease File (or such portion thereof) will be returned when no longer required by us for such purpose, or (ii) we deliver to the Indenture Trustee an Officer’s Certificate stating that the Lease has become a Liquidated Lease and all amounts received or to be received in connection with such liquidation

C-1

that are required to be deposited into the Release Account or the Collection Account pursuant to Section 3.04(a) of the Property Management Agreement have been or will be so deposited.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Property Management Agreement.

SPIRIT FINANCE CORPORATION, as Special Servicer

By:
Name:
Title:

C-2

EXHIBIT D

FORM OF LIMITED POWERS OF ATTORNEY

FROM ISSUER OR INDENTURE TRUSTEE

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, pursuant to that certain Amended and Restated Property Management and Servicing Agreement, dated as of March 17, 2006 (the “Agreement”), among Spirit Master Funding, LLC and [ADDITIONAL ISSUERS], each as Issuer (each, as “Issuer”). Spirit Finance Corporation (“Spirit Finance”), as property manager (the “Property Manager”) and special servicer (the “Special Servicer”). and Midland Loan Services, Inc., as back-up manager (the “Back-Up Manager”), the [Property Manager] [Special Servicer] (hereafter, the “Servicer”) administers and services certain “Mortgaged Properties” and “Leases” as such terms are defined in the Agreement, in accordance with the terms of the Agreement and such Leases; and,

WHEREAS, pursuant to the terms of the Agreement, Spirit Finance is granted certain powers, responsibilities and authority in connection with its servicing and administration Subject to the terms of the Agreement; and

WHEREAS, [ISSUER][the Indenture Trustee] (hereafter, the “Grantor”) has been requested by Spirit Finance pursuant to the Agreement to grant this Limited Power of Attorney to Spirit Finance to enable it to execute and deliver, on behalf of the Grantor, certain documents and instruments related to the Mortgaged Properties and Leases, thereby empowering Spirit Finance to take such actions as it deems necessary to comply with its servicing, administrative and management duties under and in accordance with the Agreement.

NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS:

The Grantor does make, constitute and appoint [Spirit Finance Corporation, a Delaware limited liability company], its true and lawful agent and attorney in fact with respect to the Mortgaged Properties and Leases held by the Grantor, in its name, place and stead, to (A) prepare, execute and deliver: (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the validity, enforceability, perfection and priority of the Grantor’s interest in any real property (collectively, the “Mortgaged Property”) and any Lease with respect to any Mortgaged Property; (ii) subject to the provisions of the Agreement, any and all modifications, waivers, consents, assumptions, amendments or subordinations with respect to a Lease or documents relating thereto; and (iii) any and all instruments necessary or appropriate for the eviction of any Tenant under a Lease serviced by Spirit Finance and consistent with the authority granted by the Agreement; and (B) to take any and all actions on behalf of the Grantor in connection with maintaining and defending the enforceability of any such Lease obligation, including but not limited to the execution of any and all instruments necessary or appropriate in defense of and for the collection and enforcement of said Lease obligation in accordance with the terms of the Agreement

ARTICLE I

The enumeration of particular powers hereinabove is not intended in any way to limit the grant to the Property Manager as the Grantor’s attorney in fact of full power and authority with respect to the Leases and Mortgaged Properties to execute and deliver any such documents, instrument or other writing as fully, in all intents and purposes, as Grantor might or could do if personally present. The Grantor hereby ratifies and confirms whatsoever such attorney in fact shall and may do by virtue hereof, and the Grantor agrees and represents to those dealing with such attorney in fact that they may rely upon this power of attorney until termination of the power of attorney under the provisions of Article III below. As between the Grantor and the Property Manager, the Property Manager may not exercise any right, authority or power granted by this instrument in a manner that would violate the terms of the Agreement or the servicing standard imposed on the Property Manager by the Agreement, but any and all third parties dealing with Property Manager as the Grantor’s attorney in fact may rely completely, unconditionally and conclusively on the Property Manager’s authority and need not make inquiry about whether the Property Manager is acting pursuant to the Agreement or such standard. Any trustee, title company or other third party may rely upon a written statement by the Property Manager that any particular lease or property in question is subject to and included under this power of attorney and the Agreement.

ARTICLE II

An act or thing lawfully done hereunder by the Property Manager shall be binding on the Grantor and the Grantor’s successor and assigns.

ARTICLE III

This power of attorney shall continue in full force and effect from the date hereof until the earlier of (a) one year from the date hereof or (b) the earliest occurrence of any of the following events, unless sooner revoked in writing by the Grantor:

(i)	the suspension or termination of this limited power of attorney by the Grantor;

(ii)	the transfer of the Property Manager’s servicing rights and obligations as the [Property Manager] [Special Servicer] under the Agreement from the Property Manager to another servicer;

(iii)	the appointment of a receiver or conservator with respect to the business of the Property Manager;

(iv)	the filing of a voluntary or involuntary petition in bankruptcy by or against the Property Manager; or

(v)	the occurrence of a Servicer Replacement Event.

Nothing herein shall be deemed to amend or modify the Agreement or the respective rights, duties or obligations of the Grantor or Spirit Finance thereunder, and nothing herein shall constitute a waiver of any rights or remedies thereunder.

IN WITNESS WHEREOF, the Grantor has caused this instrument to be executed and its corporate seal to be affixed hereto by its officer duly authorized as of the     day of             ,         .

[ ],
as an Issuer under that certain Amended and Restated Property Management and Servicing Agreement dated as of March 17, 2006

By:
Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)

On the    day of            ,         , before me, a notary public in and for said State, personally appeared                    , known to me to be a                    of                    , one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

EXHIBIT E

CALCULATION OF FIXED CHARGE COVERAGE RATIOS

1.	Adjusted EBITDAR: As to any Tenant (including any Guarantor), an amount equal to the sum of (i) pre-tax income, (ii) interest expense, (iii) all non-cash amounts hi respect of depreciation and amortization, (iv) all non-recurring expenses, (v) specifically documented discretionary management fees, and (vi) all operating lease or rent expense (including with respect to any Equipment Loans) less (vii) all non-recurring income and normalized overhead based on parent company’s general and administrative expenses as a percent of sales (if not available, industry standards applied);

2.	Fixed Charges: As to any Obligor (including any Guarantor), an amount equal to the sum of (i) total operating lease or rent expenses, (ii) interest expense, and (iii) scheduled principal payments on indebtedness, in each case for the period of tune as to which such figure is presented; and

3.	FCCR: Adjusted EBITDAR/Fixed Charges.

Or in summarized Form

(EBITDA	+ Management Fees + Rent) / ( Rent + Principal + Interest)

EXHIBIT F

FORM OF DETERMINATION DATE REPORT

[illegible] Date Report [illegible] Due Date (by 3 p.m. New York time)	Due to:
Payment Date:	[illegible]	Bond Holders	Ambac	Citibank	Midland	Spirit
For the period from	[illegible]
to	[illegible]

Actual number of days

[illegible] Value Beginning Balance
[illegible] Pay down on Mortgage Loans Receivable	[illegible]
[illegible] Pay down on Equipment Loans Receivable

[illegible] Value Ending Balance

[illegible] Value of Specially Serviced Asset

[illegible] Outstanding

[illegible] Account:
[illegible] Beginning of Period

Cash proceeds from release/substitution
[illegible] Earnings on Permitted Investments in Release Account
[illegible] Earnings on Permitted Investments Transferred to Collection Account
Inscheduled Proceeds Transferred to Collection Account

[illegible] End of Period

[illegible] Funds Collected:
[illegible] Principal on Mortgage Loans Receivable
[illegible] Interest on Mortgage Loans Receivable
[illegible] Principal on Equipment Loans Receivable
[illegible] Interest on Equipment Loans Receivable
[illegible] Rents
[illegible] Describe
[illegible] Prepayments
[illegible] Cash Flow
Additional Servicing Compensation
[illegible] Maintenance
[illegible] Undertaking
[illegible] on Insurance Claims
[illegible] Earnings on Permitted Investments Transferred from Release Account
[illegible] Earnings on Permitted Investments-Collection Account
Inscheduled Proceeds transferred from Release Account
[illegible] Indemnity Agreement
[illegible] released from Cash flow Coverage Reserve Account

[illegible] Funds Collected

[illegible] Funds Distributed;
[illegible] Manager Additional Servicing Compensation
[illegible] Servicer Additional Servicing Compensation
[illegible] Property Expenses
[illegible] cash flow

[illegible] Amount

[illegible] Pool Expenses:
[illegible] Protection Advances
[illegible] on Property Protection Advances paid Special Servicing Fee
[illegible] Fees
[illegible] Fees
[illegible] Available Amount

[illegible] Trustee Fee Series A-1
[illegible] Agent Fee ([illegible] due in May each year)
[illegible] Agent Activity Fees
[illegible] Management Fee
[illegible] Servicer Fee
[illegible] Fee
[illegible] Expenses
[illegible] Property Protection Advances
[illegible] on Nonrecoverable Protection Advances
[illegible] Expenses
[illegible] Premium
[illegible] on Series Notes
[illegible] Principal on Series Notes scheduled Principal on Series Notes
[illegible] whole payments

[illegible] to Issuer
[illegible] Cash flow to Issuer

[illegible] Funds Distributed

[illegible] flow Coverage Ratio:

[illegible] Principal on Mortgage Loans Receivable
[illegible] Interest on Mortgage Loans Receivable
[illegible] Principal on Equipment Loans Receivable
[illegible] Interest on Equipment Loans Receivable
[illegible] Rents
[illegible] Earnings on Permitted Investments Transferred from Release Account
[illegible] Earnings on Permitted Investments-Collection Account

A

[illegible] on Series Notes
[illegible] Principal on Series Notes
[illegible] Debt Service

B

[illegible] flow Coverage Ratio
A/B

[illegible] Cash flow Coverage Ratio

[illegible] Issuer Expense Cap (changes each anniversary)
[illegible] Issuer Expense Charges

[illegible] Extraordinary Expense Cap (changes each anniversary)
[illegible] Extraordinary Expense Charges

EXHIBIT G

FORM OF JOINDER AGREEMENT

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of [        ], 200[    ], is entered into by and among [SPIRIT SPE] (the “New Issuer”), SPIRIT FINANCE CORPORATION, in its capacity as Property Manager and Special Servicer, as applicable, and MIDLAND LOAN SERVICES, INC., in its capacity as Back-Up Manager, under that certain Amended and Restated Property Management and Servicing Agreement, dated as of March 17, 2006, among Spirit Master Funding, LLC, all Joining Parties, the Property Manager, the Special Servicer and the Back-Up Manager (as the same may be amended, modified, extended or restated from time to time, the “Property Management Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Property Management Agreement.

The New Issuer is a [ENTITY] established under the laws of the State of [        ] on [            ], 200[    ], operates under an [Amended and Restated] [ENTITY AGREEMENT], dated as of [            ], 200[    ] (the “New Issuer Agreement”)

The New Issuer, the Property Manager, the Special Servicer and the Back-Up Manager hereby agree as follows:

1. The New Issuer hereby acknowledges, agrees and confirms that, by its execution of this Agreement, effective as of the date hereof, the New Issuer shall become a party to the Property Management Agreement, shall be deemed to be a signatory to the Property Management Agreement and shall have all of the rights and obligations of an Issuer as specified in the Property Management Agreement. The New Issuer hereby ratifies, as of the date hereof, and agrees to be bound by, all of the applicable terms, provisions and conditions contained in the Property Management Agreement.

2. The address of the New Issuer for purposes of Section 9.04(c) of the Property Management Agreement shall be as follows:

[ADDRESS]

Attention:

Facsimile No.

With a copy to

[ADDRESS]

Attention:

Facsimile No.

3. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

4. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Issuer, the Property Manager, the Special Servicer and the Back-Up Manager have caused this Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

[NEW ISSUER]

By:
Name:
Title:

SPIRIT FINANCE CORPORATION, as Property Manager and Special Servicer

By:
Name:
Title:

MIDLAND LOAN SERVICES, INC., as Back-Up Manager

By:
Name:
Title:

EXHIBIT H

SCHEDULE OF MORTGAGE LOANS AND LEASES

SUBJECT TO INSURER NOTICE AND CONSENT

Property ID	Concept	Address	City	State	Zip Code

P0000872	Camelback Ski Resort	1 Camelback Road	Tannersville	PA	18372

EXHIBIT I

INDENTURE